File No. 33-84546
                                                                       811-08786


     As filed with the Securities and Exchange Commission on April 13, 2005


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  / X /
                                                                   ---
                      Pre-Effective Amendment No. __              /   /
                                                                   ---
                      Post-Effective Amendment No. 36             / X /
                                                                   ---

                                     and/or

             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                               ACT OF 1940                        / X /
                                                                   ---
                             Amendment No. 37                     / X /
                                                                   ---
                        (Check appropriate box or boxes)


                           PIONEER VARIABLE CONTRACTS TRUST
               (Exact Name of Registrant as Specified in Charter)


                  60 State Street, Boston, Massachusetts 02109
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, including Area Code: (617) 742-7825

           Dorothy E. Bourassa, Secretary, Pioneer Variable Contracts Trust,
                  60 State Street, Boston, Massachusetts 02109
                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

         ___ immediately upon filing pursuant to paragraph (b) _X_ on April 29, 2005 pursuant to paragraph (b)
         __ 60 days after filing pursuant to paragraph (a)(1)
         ___ on [date] pursuant to paragraph (a)(1)
         ___ 75 days after filing pursuant to paragraph (a)(2)
         ___ on [date] pursuant to paragraph (a)(2)of Rule 485.

If appropriate, check the following box:

         ___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Pioneer Variable Contracts Trust
Class I Shares Prospectus

May 1, 2005


Introduction
Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class I shares of fifteen portfolios are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price (except as described below for Money Market portfolio), yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed. Money Market portfolio seeks to maintain a constant $1.00 share price although there can be no assurance it will do so.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Contents


Basic information about the portfolios .........    1
Common portfolio investment policies ...........   92
Management .....................................   92
Distributions and taxes ........................   93
Shareholder information ........................   94


An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Portfolios

Strategic focus


America Income invests for as high a level of current income as is consistent with the preservation of capital. The portfolio invests exclusively in U.S. government securities and repurchase agreements and "when-issued" commitments with respect to these securities.


Balanced invests for capital growth and current income by actively managing investments in a diversified portfolio of equity securities and bonds.

Emerging Markets invests primarily in emerging market issuers for long-term growth of capital.

Equity Income invests in a portfolio consisting primarily of income producing equity securities of U.S. corporations for current income and long-term capital growth.

Europe invests in equity securities of European issuers for long-term growth of capital.

Growth Shares invests primarily in equity securities of U.S. issuers for appreciation of capital.

High Yield invests in below investment grade debt securities and preferred stocks to maximize total return through a combination of income and capital appreciation.

International Value invests primarily in equity securities of non-U.S. issuers for long-term growth of capital.

Mid Cap Value invests in a diversified portfolio of securities consisting primarily of common stocks of mid-size companies for capital appreciation.

Money Market invests in high-quality short-term securities for current income consistent with preserving capital and providing liquidity.

Pioneer Fund invests in a broad list of carefully selected, reasonably priced securities for reasonable income and growth.


Real Estate Shares invests primarily in equity securities of REITs and other real estate industry issuers for long-term growth of capital. Current income is the portfolio's secondary investment objective.


Small Cap Value seeks capital growth by investing in a diversified portfolio of securities, consisting primarily of equity securities of small companies.

Small Company seeks capital growth by investing in a diversified portfolio of securities, consisting primarily of equity securities of small companies.

Strategic Income invests in debt securities for a high level of current income.

Basic information about Pioneer America Income VCT Portfolio

Investment objective
As high a level of current income as is consistent with preservation of capital.


Principal investment strategies
Normally, the portfolio invests exclusively in U.S. government securities and repurchase agreements and "when-issued" commitments with respect to these securities. These securities include:
   - U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, including U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities greater than 10 years)
   - Obligations issued by or guaranteed as to payment of principal and interest by the U.S. Treasury and certain agencies and instrumentalities of the U.S. government, such as Government National Mortgage Association
      (GNMA) and Federal Housing Administration (FHA)
   - Securities issued by an agency or instrumentality that are not guaranteed by the U.S. Treasury, such as securities issued by Federal National Mortgage Association (FNMA), which are supported by the right to borrow money from the U.S. Treasury under certain circumstances, or securities issued by the Federal Home Loan Bank, which are supported solely by the credit of the agency

Government sponsored entities such as the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government.

The portfolio's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The portfolio may invest in securities of any maturity. Although the average dollar weighted maturity of the portfolio's assets may vary significantly, it generally will not exceed 20 years.

Pioneer, the portfolio's investment adviser, considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the portfolio's investment objective. In assessing the appropriate maturity and sector weighting for the portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Pioneer determines the preferable portfolio characteristics, Pioneer selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity, and sector and issuer diversification. Pioneer also employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, to assess an issuer's credit quality.

In making portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research.

Principal risks of investing in the portfolio
Even though the portfolio seeks a high level of current income as is consistent with preservation of capital, you could lose money on your investment or the portfolio could fail to generate current income if:
   - Interest rates go up causing the value of the portfolio's investments to decline
   - During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This is known as call or prepayment risk
   - During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk
   - Pioneer's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect


To the extent the portfolio invests significantly in mortgage-backed securities, its exposure to prepayment and extension risks may be greater than other investments in fixed income securities. Although mortgage pools issued by U.S. agencies are guaranteed with respect to payments of principal and interest, such guarantee does not apply to losses resulting from declines in the market value of such securities. Mortgage derivatives held by the portfolio may have especially volatile prices and may have a disproportionate effect on the portfolio's share price.


Not all U.S. government securities are backed by the full faith and credit of the United States. Some agencies and instrumentalities, such as FNMA, are only supported by the right to borrow money from the U.S. Treasury under certain circumstances. Other agencies and instrumentalities, such as the Federal Home Loan Bank, are supported solely by the credit of the agency. The guarantee by the U.S. Treasury or agency or instrumentality of the U.S. government applies only to payment of principal and interest and does not extend to the market value of the security.


Market segment risks

At times, more than 25% of the portfolio's assets may be invested in the same market segment, such as financials or technology. To the extent the portfolio emphasizes investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance varies from year to year.

The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

--------------------------------------------------------------------------------

Portfolio performance

The chart shows the performance of the portfolio's Class I shares for each full calendar year since the portfolio's inception on March 1, 1995. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

The highest calendar quarterly return was 5.03% (6/30/01 to 9/30/01)

The lowest calendar quarterly return was -2.41% (12/31/95 to 3/31/96)

Annual return Class I shares
(Year ended December 31)

   [THE FOLLOWING WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'96             1.30
'97             8.44
'98             8.15
'99            -2.52
'00            11.76
'01             6.48
'02            10.32
'03             1.81
'04             3.42

--------------------------------------------------------------------------------

Comparison with the Lehman Brothers Government Bond Index and the Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index

The table shows the average annual total returns of the portfolio's Class I shares over time and compares these returns to the returns of the Lehman Brothers Government Bond Index and the Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index. The Lehman Brothers Government Bond Index is a measure of the performance of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. The Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index is an unmanaged index including 15- and 30-year fixed rate securities backed by mortgage pools of GNMA, the FHLMC and FNMA. Unlike the portfolio, the indices are not managed and do not incur expenses. The table assumes:

-  The sale of the shares at the end of the period
-  Reinvestment of all dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2004)

--------------------------------------------------------------------------------

                                                              Since   Inception
                                    1 Year      5 Years   Inception        Date
--------------------------------------------------------------------------------
Class I                              3.42         6.69       5.49      3/1/95
--------------------------------------------------------------------------------
Lehman
Brothers
Government
Bond Index                           3.48         7.48       7.15           -
--------------------------------------------------------------------------------
Lehman
Brothers Fixed-
Rate Mortgage-
Backed
Securities Index                     4.70         7.14       7.18           -
--------------------------------------------------------------------------------

Fees and expenses
These are the fees and expenses, based on the portfolio's latest fiscal year, you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio


as a percentage of average daily net assets                           Class I
------------------------------------------------------------------------------
Management Fee                                                          0.55%
------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                     None
------------------------------------------------------------------------------
Other Expenses                                                          0.24%
------------------------------------------------------------------------------
Total Operating Expenses                                                0.79%
------------------------------------------------------------------------------


Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                            Number of years you own your shares
--------------------------------------------------------------------------------
                                              1        3         5         10
--------------------------------------------------------------------------------
Class I                                     $81      $252      $439      $978
--------------------------------------------------------------------------------


Non-principal investment strategies and related risks
As discussed, the portfolio invests exclusively in U.S. government securities and repurchase agreements and "when-issued" commitments with respect to these securities.

This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

More on mortgage-backed securities, repurchase agreements and "when-issued" securities
The portfolio may invest in mortgage-backed securities issued by agencies or instrumentalities of the U.S. government. These securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real estate. Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying mortgages are prepaid. For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

Repurchase agreements

Repurchase agreements are arrangements under which the portfolio purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the portfolio's purchase price, with the difference being income to the portfolio. The other party's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Repurchase agreements afford the portfolio an opportunity to earn income on temporarily available cash at low risk. However, in the event that the other party to the repurchase agreement defaults on its obligations, the portfolio may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. In addition, if the portfolio is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.


"When-Issued" securities
The portfolio may purchase and sell securities, including GNMA certificates, on a when-issued or delayed delivery basis. These transactions arise when securities are purchased or sold by the portfolio with payment and delivery taking place at a fixed future date. The portfolio may engage in these transactions when it believes they would result in a favorable price and yield for the security being purchased or sold. The market value of when-issued or delayed delivery transactions may increase or decrease as a result of changes in interest rates. These transactions involve risk of loss if the value of the underlying security changes unfavorably before the settlement date. There is also a risk that the other party to the transaction will default on its obligation to purchase or sell the security, which may result in the portfolio missing the opportunity to obtain a favorable price or yield elsewhere.

Management

Portfolio management

Day-to-day management of the portfolio is the responsibility of Richard Schlanger. Mr. Schlanger is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Schlanger joined Pioneer as a portfolio manager in 1988 after spending 12 years with Irving Trust Company in New York, where he had overall responsibility for managing nearly $1.5 billion in fixed income assets.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.


Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.55% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.

Distributions
The portfolio declares a dividend daily. The dividend consists of substantially all of the portfolio's net income. Investors begin to earn dividends on the first business day following receipt of payment for shares and continue to earn dividends up to and including the date of sale. Dividends are normally paid on the last business day of each month. The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended December 31, 2002 through 2004 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the fiscal years ended December 31, 2000 and 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operations in 2002. The annual report is available upon request.


Pioneer America Income VCT Portfolio
Class I shares


                                                                         For the year ended December 31
                                                          ----------------------------------------------------------
                                                             2004          2003        2002      2001(a)      2000
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 10.35       $ 10.59     $ 10.06     $  9.97     $ 9.47
                                                          ----------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                              $  0.37       $  0.35     $  0.46     $  0.52     $ 0.58
 Net realized and unrealized gain (loss) on investments      (0.03)        (0.16)      0.56         0.12       0.50
                                                          ----------------------------------------------------------
  Net increase (decrease) from investment operations       $  0.34       $  0.19     $  1.02     $  0.64     $ 1.08
Distributions to shareowners:
 Net investment income                                       (0.58)        (0.43)      (0.49)      (0.55)     (0.58)
 Net realized gain                                               -             -           -           -          -
                                                          ----------------------------------------------------------
  Net increase (decrease) in net asset value               $ (0.24)      $ (0.24)    $  0.53     $  0.09     $ 0.50
                                                          ----------------------------------------------------------
Net asset value, end of period                             $ 10.11       $ 10.35     $ 10.59     $ 10.06     $ 9.97
                                                          ==========================================================
Total return*                                                 3.42%         1.81%      10.32%       6.48%     11.76%
Ratio of net expenses to average net assets+                  0.79%         0.78%       0.81%       0.83%      0.84%
Ratio of net investment income (loss) to average net
 assets+                                                      3.74%         3.45%       4.39%       5.19%      6.00%
Portfolio turnover rate                                         37%           34%         54%         71%        55%
Net assets, end of period (in thousands)                   $32,342       $44,526     $69,551     $37,381    $25,791
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction
 for fees paid indirectly:
 Net expenses                                                 0.79%         0.78%       0.81%       0.85%      0.84%
 Net investment income (loss)                                 3.74%         3.45%       4.39%       5.17%      6.00%
Ratios with waiver of management fees and assumption
 of expenses by PIM and reduction for fees paid
 indirectly:
 Net expenses                                                 0.79%         0.78%       0.81%       0.82%      0.81%
 Net investment income (loss)                                 3.74%         3.45%       4.39%       5.20%      6.03%
--------------------------------------------------------------------------------------------------------------------


(a) The Portfolio began accreting discounts and amortizing premiums on debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income by $0.00, increase net realized and unrealized gain (loss) by $0.00 (both amounts round to less than one cent per share) and to decrease the ratio of net investment income to average net assets with waiver of management fees by PIM and reduction for fees paid indirectly from 5.38% to 5.17%. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+   Ratios with no reduction for fees paid indirectly.

Basic information about Pioneer Balanced VCT Portfolio

Investment objectives

Capital growth and current income by actively managing investments in a diversified portfolio of equity securities and bonds.

Principal investment strategies
For purposes of the portfolio's investment policies, equity investments include common stocks, convertible debt, equity interests in real estate investment trusts (REITs), and securities with common stock characteristics, such as preferred stocks. The portfolio's investments in debt securities include U.S. government securities, corporate debt securities, mortgage- and asset-backed securities and commercial paper. Debt securities in which the portfolio invests may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

The portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs). REITs are companies that invest primarily in real estate or real estate related loans.

--------------------------------------------------------------------------------
Asset allocation

Pioneer allocates the portfolio's assets between equity and debt securities based on its assessment of current business, economic and market conditions. Normally, equity and debt securities each represent 35% to 65% of the portfolios net assets.
--------------------------------------------------------------------------------

The portfolio may invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers. The portfolio invests in non-U.S. securities to diversify its portfolio when they offer similar or greater potential for capital appreciation.


In selecting equity securities, Pioneer, the portfolio's investment adviser, seeks securities selling at reasonable prices and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. Pioneer also considers a security's potential to provide a reasonable amount of income. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting equity investments include:
   -  Favorable expected returns relative to perceived risk
   -  Above average potential for earnings and revenue growth
   - Low market valuations relative to earnings forecast, book value, cash flow and sales
   - A sustainable competitive advantage, such as a brand name, customer base, proprietary technology or economies of scale

In selecting debt securities, Pioneer considers both broad economic factors and issuer specific factors. In assessing the appropriate maturity and sector weighting of the debt portion of the portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Pioneer determines the preferable portfolio characteristics, Pioneer selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity, sector and issuer diversification. Pioneer also employs fundamental research and due diligence to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability.

In making portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research.

Portfolio turnover
The portfolio's annual portfolio turnover rate will vary based on many factors and has exceeded 100%. A high portfolio turnover rate may result in high transaction costs that are borne by the portfolio and its shareholders. See "Financial highlights" for actual annual turnover rate.

Principal risks of investing in the portfolio
Even though the portfolio seeks capital growth and current income, you could lose money on your investment or not make as much as if you invested elsewhere if:

   -  The stock market goes down (this risk may be greater in the short term)
   - The portfolio's equity investments do not have the growth potential originally expected

   - Stocks selected for income do not achieve the same return as securities selected for capital growth

The portfolio also has risks associated with investing in debt securities. The portfolio could underperform other investments if:
   -  Interest rates go up causing the value of the portfolio to decline
   - The issuer of a debt security owned by the portfolio defaults on its obligation to pay principal or interest or has its credit rating downgraded

   - During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This is known as call or prepayment risk

   - During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk
   - Pioneer's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect


Risks of REITs
REITs are companies that invest primarily in real estate or real estate related loans. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, the portfolio will in some cases indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

Risks of non-U.S. investments
Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks include:
   - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
   - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
   - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
   - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
   - Economic, political and social developments may adversely affect the securities markets
   -  Withholding and other non-U.S. taxes may decrease the portfolio's return

Market segment risks
At times, more than 25% of the portfolio's assets may be invested in the same market segment, such as financials or technology. To the extent the portfolio emphasizes investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance varies from year to year.

The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may make or lose money on your investment.

--------------------------------------------------------------------------------

Portfolio performance

The chart shows the performance of the portfolio's Class I shares for each full calendar year since the portfolio's inception on March 1, 1995. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

The highest calendar quarterly return
was 10.05% (3/31/97 to 6/30/97).

The lowest calendar quarterly return
was -11.48% (6/30/02 to 9/30/02).

Annual return Class I shares
(Year ended December 31)

   [THE FOLLOWING WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'96            14.26
'97            17.62
'98             2.64
'99             2.53
'00             5.45
'01            -2.26
'02           -10.27
'03            16.71
'04             4.79

--------------------------------------------------------------------------------

Comparison with the Standard & Poor's (S&P) 500 Index and the Lehman Brothers Aggregate Bond Index

The table shows the average annual total returns of the portfolio's Class I shares over time and compares these returns to the returns of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The S&P 500 Index is a widely recognized measure of the performance of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lehman Brothers Aggregate Bond Index is a widely recognized market value-weighted index composed of the Lehman Brothers Government/Credit, Mortgage-Backed, Asset-Backed and Commercial Mortgage-Based Securities indices. Unlike the portfolio, the indices are not managed and do not incur expenses. The table assumes:


-  The sale of the shares at the end of the period
-  Reinvestment of all dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2004)



                                                              Since   Inception
                                       1 Year   5 Years   Inception        Date
-------------------------------------------------------------------------------
Class I                                 4.79      2.50       6.93      3/1/95
-------------------------------------------------------------------------------
S&P 500 Index                          11.04      -2.27     11.56           -
-------------------------------------------------------------------------------
LB Aggregate
Bond Index                              4.34      7.71       7.39           -

Fees and expenses
These are the fees and expenses, based on the portfolio's latest fiscal year, you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio


as a percentage of average daily net assets                             Class I
-------------------------------------------------------------------------------
Management Fee                                                            0.65%
-------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                       None
-------------------------------------------------------------------------------
Other Expenses                                                            0.25%
-------------------------------------------------------------------------------
Total Operating Expenses                                                  0.90%
-------------------------------------------------------------------------------


Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                            Number of years you own your shares
                                           ------------------------------------
                                              1        3         5          10
-------------------------------------------------------------------------------
Class I                                     $92      $287      $498      $1,108
-------------------------------------------------------------------------------


Non-principal investment policies and related risks
As discussed, the portfolio primarily invests in equity securities and bonds to seek capital growth and current income.

This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).


More on U.S. government securities, mortgage- and asset-backed securities and mortgage derivatives
The portfolio may invest in U.S. government securities. U.S. government securities include obligations: directly issued by or supported by the full faith and credit of the U.S. government, like Treasury bills, notes and bonds and Government National Mortgage Association certificates; supported by the right of the issuer to borrow from the U.S. Treasury, like those of the Federal Home Loan Banks; supported by the discretionary authority of the U.S. government to purchase the agency's securities, like those of the Federal National Mortgage Association; or supported only by the credit of the issuer itself, like the Tennessee Valley Authority.


The portfolio may invest in mortgage-backed and asset-backed securities. Mortgage-related securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.


Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying mortgages are prepaid.

For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.


Investments in below investment grade debt securities

Up to 10% of the portfolio's total assets may be invested in debt securities rated below investment grade, including below investment grade convertible debt securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

More on rating criteria
For purposes of the portfolio's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the portfolio will use the rating chosen by the portfolio manager as most representative of the security's credit quality. If a rating organization changes the quality rating assigned to one or more of the portfolio's securities, Pioneer will consider if any action is appropriate in light of the portfolio's investment objective and policies.

Management

Portfolio management

Day-to-day management of portfolio is the responsibility of co-managers Timothy Mulrenan (equity securities) and Richard Schlanger (fixed income securities). Mr. Mulrenan and Mr. Schlanger are supported by the fixed income team and the domestic equity team. Members of these teams manage other Pioneer funds that invest primarily in fixed income securities and U.S. equity securities, respectively. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Mulrenan joined Pioneer in 1997 as an analyst and has managed portfolios since 1998. Mr. Schlanger joined Pioneer as a portfolio manager in 1988 after spending 12 years with Irving Trust Company in New York, where he had overall responsibility for managing nearly $1.5 billion in fixed income assets.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.


Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.

Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income quarterly during March, June, September and December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended December 31, 2002 through 2004 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the fiscal years ended December 31, 2000 and 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operations in 2002. The annual report is available upon request.


Pioneer Balanced VCT Portfolio
Class I shares


                                                                        For the year ended December 31
                                                        ---------------------------------------------------------------
                                                            2004         2003         2002        2001(a)       2000
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $ 14.04       $ 12.27      $ 13.91      $ 14.60      $ 14.31
                                                        ---------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                    $  0.28       $  0.23      $  0.21      $  0.34      $  0.48
 Net realized and unrealized gain (loss)
  on investments                                             0.39          1.80        (1.63)       (0.67)        0.29
                                                        ---------------------------------------------------------------
  Net increase (decrease) from investment operations      $  0.67       $  2.03      $ (1.42)     $ (0.33)     $  0.77
Distributions to shareowners:
 Net investment income                                      (0.31)        (0.26)       (0.22)       (0.36)       (0.48)
 Net realized gain                                              -             -            -            -            -
                                                        ---------------------------------------------------------------
  Net increase (decrease) in net asset value              $  0.36       $  1.77      $ (1.64)     $ (0.69)     $  0.29
                                                        ---------------------------------------------------------------
Net asset value, end of period                            $ 14.40       $ 14.04      $ 12.27      $ 13.91      $ 14.60
                                                        ===============================================================
Total return*                                                4.79%        16.71%      (10.27)%      (2.26)%       5.45%
Ratio of net expenses to average net assets+                 0.90%         0.91%        0.95%        0.84%        0.82%
Ratio of net investment income to average net assets+        1.96%         1.75%        1.62%        2.42%        3.21%
Portfolio turnover rate                                        30%           37%         179%         136%          15%
Net assets, end of period (in thousands)                  $35,312       $40,773      $42,849      $56,890      $59,545
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction for
 fees paid indirectly:
 Net expenses                                                0.90%         0.91%        0.95%        0.84%        0.82%
 Net investment income                                       1.96%         1.75%        1.62%        2.42%        3.21%
Ratios with waiver of management fees and assumption
 of expenses by PIM and reduction for fees paid
 indirectly:
 Net expenses                                                0.90%         0.91%        0.95%        0.84%        0.82%
 Net investment income                                       1.96%         1.75%        1.62%        2.42%        3.21%
-----------------------------------------------------------------------------------------------------------------------



(a) The Portfolio began accreting discounts and amortizing premiums on debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income by $0.00, increase net realized and unrealized gain (loss) by $0.00 (both amounts round to less than one cent per share) and to decrease the ratio of net investment income to average net assets with waiver of management fees by PIM and reduction for fees paid indirectly. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+   Ratios with no reduction for fees paid indirectly.

Basic information about Pioneer Emerging Markets VCT Portfolio

Investment objective
Long-term growth of capital.



Principal investment strategies

The portfolio invests primarily in securities of emerging market issuers. Although the portfolio invests in both equity and debt securities, it normally emphasizes equity securities in its portfolio. Normally, the portfolio invests at least 80% of its total assets in the securities of emerging market corporate and government issuers, i.e., securities of companies that are domiciled or primarily doing business in emerging countries and securities of these countries' governmental issuers.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets as described above.

--------------------------------------------------------------------------------
Emerging market issuers

An emerging market issuer:
o  Is organized under the laws of an emerging market country;
o  Has a principal office in an emerging market country; or
o Derives at least 50% of its gross revenues or profits from goods or services produced in emerging markets or sales made in emerging markets.
--------------------------------------------------------------------------------


The portfolio invests in at least six emerging markets. The portfolio considers any market that is not developed to be an emerging market. The portfolio does not allocate more than 25% of its total assets to any one country but can invest more than 25% of its total assets in a particular region. Currently, emerging countries include: Algeria, Argentina, Bangladesh, Brazil, Bulgaria, Chile, China, Columbia, Costa Rica, Czech Republic, Ecuador, Egypt, Ghana, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Jamaica, Jordan, Kenya, Kuwait, Malaysia, Mexico, Morocco, Nigeria, Pakistan, Peru, the Philippines, Poland, Russia, Singapore, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe. At Pioneer's discretion, the portfolio may invest in other emerging countries. For purposes of the portfolio's investment policies, equity investments include common stocks, convertible debt and securities with common stock characteristics, such as preferred stocks, depositary receipts, warrants and rights. The portfolio may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.


Pioneer, the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for long-term revenue, earnings and cash flow growth. Pioneer employs qualitative analysis, quantitative techniques, due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. In addition to analyzing specific securities, Pioneer determines the relative attractiveness of investing in different emerging markets. In assessing the investment potential of each country, Pioneer considers economic growth prospects, monetary conditions, political risks, currency risk, capital flows and other factors. Factors Pioneer looks for in selecting investments include:
   - Issuers in countries expected to have economic and market environments that will be positive
   -  Favorable expected returns relative to perceived risk
   -  Companies expected to benefit from long-term trends in the economy
   - Low market valuations relative to expected earnings, assets, cash flow and revenues
   - Turnaround potential for companies that have been through difficult periods
   -  Management with demonstrated ability and commitment to the company
   - Issuer's industry has strong fundamentals, such as increasing or sustainable demand and barriers to entry

Principal risks of investing in the portfolio
An investment in the portfolio involves a substantial degree of risk. Even though the portfolio seeks long-term capital growth, you could lose money on your investment or not make as much as if you invested elsewhere if:
   - Stock markets of emerging market countries go down or perform poorly relative to other stock markets or Pioneer incorrectly evaluates which emerging markets will have the most favorable relative performance (this risk may be greater in the short term)
   - Securities of emerging market issuers or value stocks fall out of favor with investors
   - The portfolio's assets remain undervalued or do not have the potential value originally expected

Risks of investing in non-U.S. issuers


Investing in emerging market issuers involves unique risks compared to investing in securities of issuers in the U.S. and other developed countries. These risks are more pronounced to the extent the portfolio invests in issuers in the lesser developed emerging markets or in one region. These risks may include:


   - Less information about emerging market issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

   - Many emerging markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio's investments at times, in amounts and at prices it considers reasonable
   - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
   - The economies of emerging market countries may grow at slower rates than expected or may experience a downturn or recession
   - Economic, political and social developments may adversely affect the securities markets
   - Emerging market countries may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation
   - The portfolio could experience a loss from settlement and custody practices in some emerging markets
   -  Withholding and other non-U.S. taxes may decrease the portfolio's return


Market segment risks
At times, more than 25% of the portfolio's assets may be invested in the same market segment, such as financials or technology. To the extent the portfolio emphasizes investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance varies from year to year.

The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.


--------------------------------------------------------------------------------

Portfolio performance

The chart shows the performance of the portfolio's Class I shares for each full calendar year since the portfolio's inception on October 30, 1998. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

The highest calendar quarterly return
was 52.07% (9/30/99 to 12/31/99).

The lowest calendar quarterly return
was -18.10% (3/31/00 to 6/30/00).

Annual return Class I shares
(Year ended December 31)

   [THE FOLLOWING WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'99             78.74
'00            -34.20
'01             -7.19
'02             -1.20
'03             58.26
'04             18.93

--------------------------------------------------------------------------------

Comparison with the Morgan Stanley
Capital International (MSCI) Emerging Markets Free Index

The table shows the average annual total returns of the portfolio's Class I shares over time and compares these returns to the returns of the MSCI Emerging Markets Free Index. This index is an unmanaged, capitalization-weighted measure of securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:

-  The sale of the shares at the end of the period
-  Reinvestment of all dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2004)



                                                              Since   Inception
                                       1 Year   5 Years   Inception        Date
-------------------------------------------------------------------------------
Class I                                18.93     2.58      13.03       10/30/98
-------------------------------------------------------------------------------
MSCI Emerging
Markets Free
Index                                  25.95     4.62      13.86              -
-------------------------------------------------------------------------------

Fees and expenses
These are the fees and expenses, based on the portfolio's latest fiscal year, you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio


as a percentage of average daily net assets                            Class I
-------------------------------------------------------------------------------
Management Fee                                                           1.15%
-------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                      None
-------------------------------------------------------------------------------
Other Expenses                                                           0.72%
-------------------------------------------------------------------------------
Total Operating Expenses                                                 1.87%
-------------------------------------------------------------------------------
Fee Waiver and Expense Limitation(1)                                    -0.12%
-------------------------------------------------------------------------------
Net Expenses(1)                                                          1.75%
-------------------------------------------------------------------------------



(1) The expenses in the table above reflect the contractual expense limitation in effect through May 1, 2006 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class I expenses to 1.75% of the average daily net assets attributable to Class I shares. Any differences in the fee waiver and expense limitation among classes result from rounding in the daily calculation of a class' net assets and expense limit, which may exceed 0.01% annually. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2006. See the statement of additional information for details regarding the expense limitation agreement.


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the portfolio's gross operating expenses remain the same and e) Pioneer's expense limitation is in effect for year one. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                            Number of years you own your shares
                                         --------------------------------------
                                            1         3          5         10
-------------------------------------------------------------------------------
Class I                                   $178      $576      $1,000     $2,181
-------------------------------------------------------------------------------


Non-principal investment strategies and related risks
As discussed, the portfolio invests primarily in securities of emerging market issuers to seek long-term growth of capital.

This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

Investments other than equity securities of emerging market issuers
The portfolio may invest up to 20% of its total assets in equity and debt securities of corporate or government issuers in any developed country (other than the U.S.) and short-term debt securities for cash management purposes. Short-term investments normally include high-quality commercial paper, certificates of deposit and other bank-related investments, U.S. and non-U.S. government obligations and repurchase agreements.

The portfolio may also invest in Brady bonds, which are restructured debt of governmental issuers of emerging market countries. The portfolio may invest in debt securities of any quality or maturity. The portfolio may not invest more than

10% of its net assets in debt securities, including convertible debt securities, rated below investment grade, including below investment grade convertible debt securities, or in unrated securities of comparable quality. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective, by offering the potential for long-term capital growth to diversify the portfolio or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Portfolio turnover
The portfolio's annual portfolio turnover rate will vary based on many factors and has exceeded 100%. A high portfolio turnover rate may result in high transaction costs that are borne by the portfolio and its shareholders. See "Financial highlights" for actual annual turnover rate.

Management

Portfolio management

Day-to-day management of the portfolio is the responsibility of co-managers Christopher Smart and Sam Polyak. Mr. Smart and Mr. Polyak are supported by a team of portfolio managers and analysts who specialize in emerging market equity securities. Members of this team manage other Pioneer funds investing primarily in emerging market equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and buy and sell recommendations on equity securities and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Smart, senior vice president and director of international investments, joined Pioneer in 1995 as director of research of Pioneer First Investments, Moscow, Russia. Mr. Polyak, vice president, joined Pioneer in 1998 as an analyst.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.


Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 1.15% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.

Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended December 31, 2002 through 2004 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the fiscal years ended December 31, 2000 and 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operations in 2002. The annual report is available upon request.


Pioneer Emerging Markets VCT Portfolio
Class I shares


                                                                  For the year ended December 31
                                                  ---------------------------------------------------------------
                                                      2004          2003        2002        2001         2000
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $17.37        $11.03      $11.23      $12.10      $ 18.75
                                                  ---------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                        $ 0.22        $ 0.20      $ 0.06      $ 0.15      $ (0.12)
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions        3.04          6.20       (0.19)      (1.02)       (6.20)
                                                  ---------------------------------------------------------------
  Net increase (decrease) from investment
   operations                                        $ 3.26        $ 6.40      $(0.13)     $(0.87)     $ (6.32)
Distributions to shareowners:
 Net investment income                                (0.15)        (0.06)      (0.07)          -            -
 Net realized gain                                        -             -           -           -        (0.33)
                                                  ---------------------------------------------------------------
  Net increase (decrease) in net asset value         $ 3.11        $ 6.34      $(0.20)     $(0.87)     $ (6.65)
                                                  ---------------------------------------------------------------
Net asset value, end of period                       $20.48        $17.37      $11.03      $11.23      $ 12.10
                                                  ===============================================================
Total return*                                         18.93%        58.17%      (1.20)%     (7.19)%     (34.20)%
Ratio of net expenses to average net assets+           1.75%         1.75%       1.75%       1.66%        1.79%
Ratio of net investment income (loss) to average
 net assets+                                           1.12%         1.43%       0.63%       1.30%       (0.59)%
Portfolio turnover rate                                  66%           79%        124%        175%         156%
Net assets, end of period (in thousands)             $8,633        $8,399      $5,886      $6,896      $ 9,446
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction
 for fees paid indirectly:
 Net expenses                                          1.87%         2.51%       2.88%       3.83%        2.45%
 Net investment income (loss)                          1.00%         0.67%      (0.50)%     (0.87)%      (1.25)%
Ratios with waiver of management fees and
 assumption of expenses by PIM and reduction
 for fees paid indirectly:
 Net expenses                                          1.75%         1.75%       1.75%       1.66%        1.75%
 Net investment income (loss)                          1.12%         1.43%       0.63%       1.30%       (0.55)%
-----------------------------------------------------------------------------------------------------------------


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+  Ratios with no reduction for fees paid indirectly.

Basic information about Pioneer Equity Income VCT Portfolio

Investment objective
Current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.


Principal investment strategies

Normally, the portfolio invests at least 80% of its total assets in income producing equity securities of U.S. issuers. The income producing equity securities in which the portfolio may invest include common stocks, preferred stocks and interests in real estate investment trusts (REITs). The remainder of the portfolio may be invested in debt securities, most of which are expected to be convertible into common stocks.


The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets in income producing equity securities of U.S. issuers.

The portfolio may invest up to 25% of its total assets in REITs. Pioneer, the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. Pioneer also considers a security's potential to provide a reasonable amount of income. In making these assessments, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:

   -  Favorable expected returns relative to perceived risk
   -  Management with demonstrated ability and commitment to the company
   - Low market valuations relative to earnings forecast, book value, cash flow and sales
   -  Good prospects for dividend growth

Principal risks of investing in the portfolio
Even though the portfolio seeks current income and long-term growth of capital, you could lose money on your investment or not make as much as if you invested elsewhere if:
   -  The stock market goes down (this risk may be greater in the short term)
   -  Value stocks fall out of favor with investors
   - The portfolio's assets remain undervalued or do not have the potential value originally expected
   - Stocks selected for income do not achieve the same return as securities selected for capital appreciation
   -  Interest rates or inflation increases


Risks of REITs
REITs are companies that invest primarily in real estate or real estate related loans. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, the portfolio will in some cases indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

Market segment risks
At times, more than 25% of the portfolio's assets may be invested in the same market segment, such as financials or technology. To the extent the portfolio emphasizes investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance varies from year to year.

The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.


--------------------------------------------------------------------------------

Portfolio performance

The chart shows the performance of the portfolio's Class I shares for each full calendar year since the portfolio's inception on March 1, 1995. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

The highest calendar quarterly return
was 15.04% (9/30/98 to 12/31/98)

The lowest calendar quarterly return
was -17.01% (6/30/02 to 9/30/02)

Annual return Class I shares
(Year ended December 31)

'96             15.19
'97             35.23
'98             21.80
'99              1.21
'00             14.85
'01             -6.97
'02            -15.82
'03             22.61
'04             16.39

--------------------------------------------------------------------------------

Comparison with the Russell 1000 Value Index

The table shows the average annual total returns of the portfolio's Class I shares over time and compares these returns to the returns of the Russell 1000 Value Index. This index measures the performance of the value-oriented stocks in the Russell 1000 Index. Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:

-  The sale of the shares at the end of the period
-  Reinvestment of all dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2004)



-------------------------------------------------------------------------------
                                                              Since   Inception
                                       1 Year   5 Years   Inception        Date
-------------------------------------------------------------------------------
Class I                                 16.39     5.12      11.99        3/1/95
-------------------------------------------------------------------------------
Russell 1000
Value Index                             16.49     5.27      13.28             -
-------------------------------------------------------------------------------

Fees and expenses
These are the fees and expenses, based on the portfolio's latest fiscal year, you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.


Annual portfolio operating expenses
paid from the assets of the portfolio


as a percentage of average daily net assets                             Class I
-------------------------------------------------------------------------------
Management Fee                                                            0.65%
-------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                       None
-------------------------------------------------------------------------------
Other Expenses                                                            0.07%
-------------------------------------------------------------------------------
Total Operating Expenses                                                  0.72%
-------------------------------------------------------------------------------


Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                            Number of years you own your shares
                                            -----------------------------------
                                               1        3        5         10
-------------------------------------------------------------------------------
Class I                                      $74      $230      $401      $894
-------------------------------------------------------------------------------


Non-principal investment strategies and related risks
As discussed, the portfolio primarily invests in income producing equity securities of U.S. corporations to seek current income and long-term capital growth.

This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).


Investments other than U.S. equity securities
The portion of the portfolio's assets not invested in equity securities may be invested in debt securities of corporate and government issuers. Most of the debt securities the portfolio acquires are expected to be securities convertible into common stocks. Generally, the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 10% of its net assets in below investment grade debt securities, including below investment grade convertible debt securities. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective of current income and long-term capital growth, to diversify the portfolio or for greater liquidity.


Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Management

Portfolio management

Day-to-day management of the portfolio is the responsibility of John A. Carey, portfolio manager, and Walter Hunnewell, Jr., assistant portfolio manager. Mr. Carey and Mr. Hunnewell are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Carey is director of portfolio management and an executive vice president of Pioneer. Mr. Carey joined Pioneer as an analyst in 1979. Mr. Hunnewell is a vice president of Pioneer. He joined Pioneer in August 2001 and has been an investment professional since 1985. Prior to joining Pioneer, Mr. Hunnewell was an independent investment manager and a fiduciary of private asset portfolios from 2000 to 2001.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.


Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.

Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income quarterly during March, June, September and December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended December 31, 2002 through 2004 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the fiscal years ended December 31, 2000 and 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operations in 2002. The annual report is available upon request.


Pioneer Equity Income VCT Portfolio
Class I shares


                                                                    For the year ended December 31
                                                  ------------------------------------------------------------------
                                                      2004          2003          2002         2001          2000
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $  18.09      $  15.11      $  18.40     $  21.28      $  20.72
                                                  ------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                       $   0.44      $   0.41      $   0.42     $   0.40      $   0.51
 Net realized and unrealized gain (loss)
  on investments                                        2.49          2.96         (3.30)       (1.86)         2.28
                                                  ------------------------------------------------------------------
  Net increase (decrease) from investment
   operations                                       $   2.93      $   3.37      $  (2.88)    $  (1.46)     $   2.79
Distributions to shareowners:
 Net investment income                                 (0.44)        (0.39)        (0.41)       (0.36)        (0.49)
 Net realized gain                                         -             -             -        (1.06)        (1.74)
                                                  ------------------------------------------------------------------
  Net increase (decrease) in net asset value        $   2.49      $   2.98      $  (3.29)    $  (2.88)     $   0.56
                                                  ------------------------------------------------------------------
Net asset value, end of period                      $  20.58      $  18.09      $  15.11     $  18.40      $  21.28
                                                  ==================================================================
Total return*                                          16.39%         0.86%       (15.82)%      (6.97)%       14.85%
Ratio of net expenses to average net assets+            0.72%         0.78%         0.80%        0.75%         0.71%
Ratio of net investment income (loss) to average
 net assets+                                            2.40%         2.55%         2.48%        2.07%         2.40%
Portfolio turnover rate                                   19%           12%           12%          13%           13%
Net assets, end of period (in thousands)            $188,234      $155,634      $133,258     $164,019      $181,920
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction
 for fees paid indirectly:
 Net expenses                                           0.72%         0.78%         0.80%        0.75%         0.71%
 Net investment income (loss)                           2.40%         2.55%         2.48%        2.07%         2.40%
Ratios with waiver of management fees and
 assumption of expenses by PIM and reduction
 for fees paid indirectly:
 Net expenses                                           0.72%         0.78%         0.80%        0.75%         0.71%
 Net investment income (loss)                           2.40%         2.55%         2.48%        2.07%         2.40%
--------------------------------------------------------------------------------------------------------------------


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+  Ratios with no reduction for fees paid indirectly.

Basic information about Pioneer Europe VCT Portfolio

Investment objective
Long-term growth of capital.


Principal investment strategies


Normally, the portfolio invests at least 80% of its total assets in equity securities of European issuers. For purposes of the portfolio's investment policies, equity investments include common stocks, convertible debt and securities with common stock characteristics, such as preferred stocks, rights, depositary receipts and warrants. The portfolio may also purchase and sell forward foreign currency exchange contracts in European currencies in connection with its investments.

--------------------------------------------------------------------------------
European issuers

A European issuer:
o  is organized and has a principal business office in a European country;
o  Derives at least 50% of its total revenue from business transacted in Europe;
   or
o  Has equity securities that trade principally on a stock exchange in Europe.
--------------------------------------------------------------------------------


The portfolio may invest in the securities of companies domiciled in any European country, including but not limited to Austria, Belgium, Denmark, Finland, France, Germany, Italy, Ireland, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The portfolio may invest up to 10% of its total assets in securities of European issuers domiciled in Eastern European nations or emerging European markets and which trade on recognized European exchanges. The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets in equity securities of European issuers. The portfolio uses a "growth at a reasonable price" style of management. The portfolio seeks to invest in companies with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select stocks, Pioneer, the portfolio's investment adviser, employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. Factors Pioneer looks for in selecting investments include:

   -  Favorable expected returns relative to perceived risk
   - Low market valuations relative to earnings forecast, book value, cash flow and sales
   - Issuer's industry has strong fundamentals, such as increasing or sustainable demand and barriers to entry
   -  Increasing earnings forecast


Pioneer generally sells a portfolio security when Pioneer believes that the issuer no longer offers the potential for above average earnings and revenue growth. Pioneer makes that determination based upon the same criteria it uses to select portfolio securities.


Principal risks of investing in the portfolio

Even though the portfolio seeks long-term capital growth, you could lose money on your investment or not make as much as if you invested elsewhere if:

   - European stock markets go down or perform poorly relative to U.S. markets (this risk may be greater in the short term)
   - Securities of European issuers or growth stocks fall out of favor with investors
   - The portfolio's investments do not have the growth potential originally expected


Investing in developed European issuers involves unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the portfolio invests a significant portion of its investments in one European region. These risks may include:


   - Less information about some European issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
   - Many European markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio's investments at times, in amounts and at prices it considers reasonable

   - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments

   - The economies of European countries may grow at slower rates than expected or may experience a downturn or recession
   - Economic Monetary Union (EMU) and the introduction of a single European currency may increase the volatility of European markets


Market segment risks

At times, more than 25% of the portfolio's assets may be invested in the same market segment, such as financials or technology. To the extent the portfolio emphasizes investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance varies from year to year.

The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.


--------------------------------------------------------------------------------

Portfolio performance

The chart shows the performance of the portfolio's Class I shares for each full calendar year since the portfolio's inception on October 30, 1998. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

The highest calendar quarterly return
was 28.88% (9/30/99 to 12/31/99).

The lowest calendar quarterly return
was -22.44% (6/30/02 to 9/30/02).

Annual return Class I shares
(Year ended December 31)

   [THE FOLLOWING WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'99              28.47
'00             -18.46
'01             -22.66
'02             -19.00
'03              33.26
'04              18.48

--------------------------------------------------------------------------------

Comparison with the Morgan Stanley Capital International (MSCI) Europe Index

The table shows the average annual total returns of the portfolio's Class I shares over time and compares these returns to the returns of the MSCI Europe Index. This index is a widely recognized capitalization-weighted index of the 15 European country indices included in the MSCI EAFE Index. Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:
-  The sale of the shares at the end of the period
-  Reinvestment of all dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2004)



-------------------------------------------------------------------------------
                                                              Since   Inception
                                       1 Year   5 Years   Inception        Date
-------------------------------------------------------------------------------
Class I                                18.48      -4.21       1.53     10/30/98
-------------------------------------------------------------------------------
MSCI Europe
Index                                  20.88      0.06        4.06            -
-------------------------------------------------------------------------------

Fees and expenses
These are the fees and expenses, based on the portfolio's latest fiscal year, you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.


Annual portfolio operating expenses
paid from the assets of the portfolio


as a percentage of average daily net assets                             Class I
-------------------------------------------------------------------------------
Management Fee                                                            1.00%
-------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                       None
-------------------------------------------------------------------------------
Other Expenses                                                            0.94%
-------------------------------------------------------------------------------
Total Operating Expenses                                                  1.94%
-------------------------------------------------------------------------------
Fee Waiver and Expense Limitation(1)                                     -0.44%
-------------------------------------------------------------------------------
Net Expenses(1)                                                           1.50%
-------------------------------------------------------------------------------



(1) The expenses in the table above reflect the contractual expense limitation in effect through May 1, 2006 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class I expenses to 1.50% of the average daily net assets attributable to Class I shares. Any differences in the fee waiver and expense limitation among classes result from rounding in the daily calculation of a class' net assets and expense limit, which may exceed 0.01% annually. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2006. See the statement of additional information for details regarding the expense limitation agreement.


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the portfolio's gross operating expenses remain the same and e) Pioneer's expense limitation is in effect for year one. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                         Number of years you own your shares
                                      -----------------------------------------
                                         1         3          5           10
-------------------------------------------------------------------------------
Class I                                $153      $567      $1,006      $2,229
-------------------------------------------------------------------------------


Non-principal investment strategies and related risks
As discussed, the portfolio invests primarily in equity securities of European issuers to seek long-term capital growth.

This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

Investments in other European issuers
The portfolio invests primarily in issuers domiciled in developed European countries. However, the portfolio may invest up to 10% of its total assets in securities of European issuers domiciled in Eastern European nations or emerging European markets, and which trade on recognized European exchanges.

The risks relating to investment in developed European issuers described above are more pronounced to the extent the portfolio invests in issuers in Eastern European nations or emerging European markets. Additional risks include:
   - Economic, political and social developments may adversely affect the securities markets
   -  Withholding and other non-U.S. taxes may decrease the portfolio's return

Investments other than in equity securities

The portfolio may invest up to 20% of its total assets in debt securities of corporate and government issuers with less than 12 months to maturity. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade convertible debt securities issued by both European and non-European issuers. Although investing in debt securities is not a principal investment strategy of the portfolio, the portfolio invests in debt securities when Pioneer believes that they are consistent with the portfolio's investment objective of long-term capital growth, to diversify the portfolio or for greater liquidity.


Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Management

Portfolio management

Day-to-day management of the portfolio is the responsibility of Stan Pearson. Mr. Pearson is supported by a team of portfolio managers and analysts. Members of this team manage other Pioneer funds investing primarily in European securities. The portfolio manager and the team, which are based in Dublin, also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and buy and sell recommendations on equity securities, and includes members from Pioneer's affiliate, Pioneer Investment Management Limited (PIML). Mr. Pearson, Head of Equity (Dublin), joined PIML (formerly known as Europlus Investment Management & Research Ltd.) as a portfolio manager in 1998.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.


Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 1.00% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.

Distributions
The portfolio generally makes any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended December 31, 2002 through 2004 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the fiscal years ended December 31, 2000 and 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operations in 2002. The annual report is available upon request.


Pioneer Europe VCT Portfolio
Class I shares


                                                                   For the year ended December 31
                                                    ------------------------------------------------------------------
                                                      2004          2003          2002          2001          2000
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $ 9.05       $ 6.82        $  8.42       $ 11.07        $ 13.61
                                                    ------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                        $ 0.11       $ 0.09        $  0.05       $  0.01        $ (0.06)
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions        1.55         2.17          (1.65)        (2.51)         (2.45)
                                                    ------------------------------------------------------------------
  Net increase (decrease) from investment
   operations                                        $ 1.66       $ 2.26        $ (1.60)      $ (2.50)       $ (2.51)
Distributions to shareowners:
 Net investment income                                (0.07)       (0.03)             -         (0.15)         (0.02)
 Net realized gain                                        -            -              -             -          (0.01)
                                                    ------------------------------------------------------------------
  Net increase (decrease) in net asset value         $ 1.59       $ 2.23        $ (1.60)      $ (2.65)       $ (2.54)
                                                    ------------------------------------------------------------------
Net asset value, end of period                       $10.64       $ 9.05        $  6.82       $  8.42        $ 11.07
                                                    ==================================================================
Total return*                                         18.48%       33.26%        (19.00)%      (22.66)%       (18.46)%
Ratio of net expenses to average net assets+           1.50%        1.50%          1.50%         1.50%          1.48%
Ratio of net investment income (loss) to average
 net assets+                                           0.92%        1.14%          0.68%         0.25%         (0.28)%
Portfolio turnover rate                                  55%          52%            94%           73%            92%
Net assets, end of period (in thousands)             $9,478       $9,330        $ 8,696       $12,417        $18,474
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction
 for fees paid indirectly:
 Net expenses                                          1.94%        2.52%          2.21%         1.99%          1.55%
 Net investment income (loss)                          0.48%        0.12%          0.03%        (0.24)%        (0.35)%
Ratios with waiver of management fees and
 assumption of expenses by PIM and reduction
 for fees paid indirectly:
 Net expenses                                          1.50%        1.50%          1.50%         1.50%          1.48%
 Net investment income (loss)                          0.92%        1.14%          0.68%         0.25%         (0.28)%
----------------------------------------------------------------------------------------------------------------------


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+  Ratios with no reduction for fees paid indirectly.

Basic information about Pioneer Growth Shares VCT Portfolio

Investment objective
Appreciation of capital.


Principal investment strategies

The portfolio invests primarily in equity securities of U.S. issuers. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as warrants, rights, interests in real estate investment trusts (REITs) and preferred stocks.


The portfolio uses a "growth" style of management and seeks to invest in issuers with above average potential for earnings and revenue growth. To select growth stocks, Pioneer, the portfolio's investment adviser, employs fundamental research, an evaluation of the issuer based on its financial statements and operations, and due diligence within a quantitative risk control framework, utilizing a bottom-up analytic style. Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:


   - Companies with experienced management teams, strong market positions and the potential to support above average earnings growth
   - A sustainable competitive advantage, such as a brand name, customer base, proprietary technology or economies of scale
   -  Favorable expected returns relative to perceived risk


Pioneer generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. Pioneer makes that determination based upon the same criteria it uses to select portfolio securities.

The portfolio may invest up to 30% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. government issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers.

The portfolio may invest up to 25% of its total assets in REITs. REITs are companies that invest primarily in real estate or real estate related loans.


Portfolio turnover
The portfolio's annual portfolio turnover rate will vary based on many factors and has exceeded 100%. A high portfolio turnover rate may result in high transaction costs that are borne by the portfolio and its shareholders. See "Financial highlights" for actual annual turnover rate.

Principal risks of investing in the portfolio
Even though the portfolio seeks capital appreciation, you could lose money on your investment or not make as much as if you invested elsewhere if:
   -  The stock market goes down (this risk may be greater in the short term)
   -  Growth stocks fall out of favor with investors
   - The portfolio's investments do not have the growth potential originally expected


Risks of non-U.S. investments
Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include:
   - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
   - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer might not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
   - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
   - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

   - Economic, political and social developments may adversely affect the securities markets
   -  Withholding and other non-U.S. taxes may decrease the portfolio's return

Risks of REITs
Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

Market segment risks
At times, more than 25% of the portfolio's assets may be invested in the same market segment, such as financials or technology. To the extent the portfolio emphasizes investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance varies from year to year.

The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.


--------------------------------------------------------------------------------

Portfolio performance


The chart shows the performance of the portfolio's Class I shares for each full calendar year since the portfolio's inception on October 31, 1997. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


The highest calendar quarterly return
was 22.23% (9/30/98 to 12/31/98).

The lowest calendar quarterly return
was -20.04% (3/31/02 to 6/30/02).

Annual return Class I shares
(Year ended December 31)

'98            32.60
'99             7.93
'00            -7.88
'01           -18.71
'02           -34.71
'03            25.35
'04             6.71


--------------------------------------------------------------------------------

Comparison with the Russell 1000
Growth Index

The table shows the average annual total returns of the portfolio's Class I shares over time and compares these returns to the returns of the Russell 1000 Growth Index. The Russell 1000 Growth Index is made up of those stocks contained within the Russell 1000 Index having higher price-to-book ratios and higher forecasted growth values. Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:

-  The sale of the shares at the end of the period

-  Reinvestment of all dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2004)



-------------------------------------------------------------------------------
                                                               Since  Inception
                                        1 Year   5 Years   Inception       Date
-------------------------------------------------------------------------------
Class I                                  6.71      -8.14      -0.61    10/31/97
-------------------------------------------------------------------------------
Russell 1000
Growth Index                             6.30      -9.29      -0.67           -
-------------------------------------------------------------------------------

Fees and expenses
These are the fees and expenses, based on the portfolio's latest fiscal year, you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio


as a percentage of average daily net assets                            Class I
-------------------------------------------------------------------------------
Management Fee                                                           0.70%
-------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                      None
-------------------------------------------------------------------------------
Other Expenses                                                           0.26%
-------------------------------------------------------------------------------
Total Operating Expenses                                                 0.96%
-------------------------------------------------------------------------------


Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                            Number of years you own your shares
                                            -----------------------------------
                                              1        3         5          10
-------------------------------------------------------------------------------
Class I                                     $98      $306      $531      $1,178
-------------------------------------------------------------------------------


Non-principal investment strategies and related risks
As discussed, the portfolio invests primarily in equity securities of U.S. issuers.


This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

The portfolio may invest a portion of its assets not invested in equity securities in debt securities of corporate and government issuers. Generally, the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in lower quality debt securities issued by both U.S. and non-U.S. corporate and government issuers, including below investment grade convertible debt securities. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective by offering the potential for capital appreciation, to diversify the portfolio or for greater liquidity.


Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Management

Portfolio management

Day-to-day management of the portfolio is the responsibility of co-managers Christopher M. Galizio and Stephen A. Balter. Mr. Galizio and Mr. Balter are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Galizio, a vice president, joined Pioneer in 1994 as an analyst. Mr. Balter, a vice president, joined Pioneer in January 2005. Prior to joining Pioneer, Mr. Balter was a portfolio manager at 2100 Capital Group and a senior vice president and analyst at Putnam Investments, each a subsidiary of Marsh & McLennan Companies.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.


Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.70% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.

Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended December 31, 2002 through 2004 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the fiscal years ended December 31, 2000 and 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operations in 2002. The annual report is available upon request.


Pioneer Growth Shares VCT Portfolio
Class I shares


                                                                                For the year ended December 31
                                                          -----------------------------------------------------------------------
                                                              2004          2003           2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $ 12.22       $  9.75        $ 14.95        $ 18.39        $  21.92
                                                          -----------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                               $  0.09       $ (0.01)       $  0.00(a)     $  0.01        $  (0.03)
 Net realized and unrealized gain (loss) on investments        0.73          2.48          (5.19)         (3.45)          (1.91)
                                                          -----------------------------------------------------------------------
  Net increase (decrease) from investment operations        $  0.82       $  2.47        $ (5.19)       $ (3.44)       $  (1.94)
Distributions to shareowners:
 Net investment income                                            -         (0.00)(a)      (0.01)             -           (0.00)
 Net realized gain                                                -             -              -              -           (1.59)
                                                          -----------------------------------------------------------------------
  Net increase (decrease) in net asset value                $  0.82       $  2.47        $ (5.20)       $ (3.44)       $  (3.53)
                                                          -----------------------------------------------------------------------
Net asset value, end of period                              $ 13.04       $ 12.22        $  9.75        $ 14.95        $  18.39
                                                          =======================================================================
Total return*                                                  6.71%        25.35%        (34.71)%       (18.71)%         (7.88)%
Ratio of net expenses to average net assets+                   0.96%         1.08%          0.97%          0.85%           0.73%
Ratio of net investment income (loss) to average
 net assets+                                                   0.71%        (0.05%)         0.01%          0.07%          (0.11%)
Portfolio turnover rate                                         206%           58%            86%           111%             95%
Net assets, end of period (in thousands)                    $32,300       $35,750        $34,746        $72,456        $105,855
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction
 for fees paid indirectly:
 Net expenses                                                  0.97%         1.08%          0.97%          0.85%           0.73%
 Net investment income (loss)                                  0.71%        (0.05%)         0.01%          0.07%          (0.11%)
Ratios with waiver of management fees and assumption
 of expenses by PIM and reduction for fees paid
 indirectly:
 Net expenses                                                  0.96%         1.08%          0.97%          0.85%           0.73%
 Net investment income (loss)                                  0.71%        (0.05%)         0.01%          0.07%          (0.11%)
---------------------------------------------------------------------------------------------------------------------------------



(a) Amount rounds to less than one cent per share.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+   Ratios with no reduction for fees paid indirectly.

Basic information about Pioneer High Yield VCT Portfolio

Investment objective
Maximize total return through a combination of income and capital appreciation.


Principal investment strategies


Normally, the portfolio invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks. These high yield securities may be convertible into the equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets as described above.

--------------------------------------------------------------------------------
Below investment grade debt securities

A debt security is below investment grade if it is rated BB or lower by Standard & Poor's Ratings Group or the equivalent rating by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer.
--------------------------------------------------------------------------------

The portfolio's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The portfolio invests in securities with a broad range of maturities.

Pioneer, the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities for their incremental yields or until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. Pioneer also considers a security's potential to provide income. In assessing the appropriate maturity, rating and sector weighting of the portfolio's investments, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Pioneer adjusts sector weighting to reflect its outlook of the market for high yield securities rather than using a fixed sector allocation. These adjustments occur periodically as part of Pioneer's ongoing review of the portfolio's investments. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research.


The portfolio may invest in investment grade and below investment grade convertible bonds and preferred stock that are convertible into the equity securities of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stock in an issuer's capital structure and consequently entail less risk than the issuer's common stock.



Principal risks of investing in the portfolio
Even though the portfolio seeks to maximize total return, you could lose money on your investment or not make as much as if you invested elsewhere if:
   - Interest rates go up, causing the value of debt securities in the portfolio to decline
   - The issuer of a security owned by the portfolio defaults on its obligation to pay principal and/or interest or has its credit rating downgraded
   - During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This is known as call or prepayment risk

   - During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk
   - Pioneer's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect
   - A downturn in equity markets causes the price of convertible securities to drop even when the prices of below investment grade bonds otherwise would not go down

The portfolio may hold a material percentage of the outstanding debt securities of certain high yield issuers, which practice may adversely impact the liquidity and market value of those investments.

Investment in high yield securities involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the portfolio is subject to the following specific risks:

   - Increased price sensitivity to changing interest rates and deteriorating economic environment

   -  Greater risk of loss due to default or declining credit quality

   - Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments
   - A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time


Market segment risks
At times, more than 25% of the portfolio's assets may be invested in the same market segment, such as financials or technology. To the extent the portfolio emphasizes investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance varies from year to year.

The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.


--------------------------------------------------------------------------------

Portfolio performance

The chart shows the performance of the portfolio's Class I shares for each full calendar year since the portfolio's inception on May 1, 2000. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

The highest calendar quarterly return
was 11.43% (3/31/03 to 6/30/03).

The lowest calendar quarterly return
was -9.14% (6/30/02 to 9/30/02).

Annual return Class I shares
(Year ended December 31)

   [THE FOLLOWING WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'01            16.60
'02            -1.42
'03            32.79
'04             8.03

--------------------------------------------------------------------------------

Comparison with the Merrill Lynch High Yield Master II Index and the Merrill Lynch Index of Convertible Bonds (Speculative Quality)

The table shows the average annual total returns of the portfolio's Class I shares over time and compares these returns to the returns of the Merrill Lynch High Yield Master II Index and the Merrill Lynch Index of Convertible Bonds (Speculative Quality). These indices are recognized measures of the performance of high yield securities. Unlike the portfolio, the indices are not managed and do not incur expenses. The table assumes:

-  The sale of the shares at the end of the period
-  Reinvestment of all dividends and distributions


Average annual total return (%)
(for periods ended December 31, 2004)



-------------------------------------------------------------------------------
                                                               Since  Inception
                                                  1 Year   Inception       Date
-------------------------------------------------------------------------------
Class I                                             8.03       12.27     5/1/00
-------------------------------------------------------------------------------
Merrill Lynch High Yield
Master II Index                                    10.87        7.55          -
-------------------------------------------------------------------------------
Merrill Lynch Index of
Convertible Bonds
(Speculative Quality)                              12.64        2.19          -
-------------------------------------------------------------------------------

Fees and expenses

These are the fees and expenses, based on the portfolio's latest fiscal year, you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio


as a percentage of average daily net assets     Class I
-------------------------------------------------------
Management Fee                                    0.65%
-------------------------------------------------------
Distribution and Service (12b-1) Fee               None
-------------------------------------------------------
Other Expenses                                    0.13%
-------------------------------------------------------
Total Operating Expenses                          0.78%
-------------------------------------------------------


Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                            Number of years you own your shares
--------------------------------------------------------------------------------
                                               1        3         5         10
--------------------------------------------------------------------------------
Class I                                      $80      $249      $433      $966
--------------------------------------------------------------------------------


Non-principal investment strategies and related risks
As discussed, the portfolio invests primarily in below investment grade debt securities and preferred stocks to maximize total return.

This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

More on mortgage- and asset-backed securities and mortgage derivatives
The portfolio may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private issuers or by agencies of the U.S. government and represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

To the extent the portfolio invests significantly in asset-backed and mortgage-related securities, its exposure to prepayment and extension risks may be greater than if it invested in other fixed income securities.

Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying mortgages are prepaid.

The portfolio may invest in mortgage derivatives and structured securities. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

More on rating criteria

For purposes of the portfolio's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the portfolio will use the rating chosen by the portfolio manager as most representative of the security's credit quality. If a rating organization changes the quality rating assigned to one or more of the portfolio's securities, Pioneer will consider if any action is appropriate in light of the portfolio's investment objective and policies.


Investments other than high yield or debt securities
Consistent with its objective, the portfolio may invest in equity securities, issued by both U.S. and non-U.S. issuers, including common stocks, depositary receipts, warrants, rights and other equity interests. Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of loss than fixed income securities. Although equity securities may not pay dividends, the portfolio invests in equity securities when Pioneer believes they offer the potential for capital gains or to diversify the portfolio.

Investments in non-U.S. securities
The portfolio may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. The portfolio may invest up to up to 15% of its total assets in securities of non-U.S. and non-Canadian issuers, including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets. Investing in Canadian and non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent the portfolio invests in issuers in emerging markets or focuses its non-U.S. investments in one region. These risks may include:
   - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
   - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio's investments at times, in amounts and at prices it considers reasonable
   - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
   - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
   - Economic, political and social developments may adversely affect the securities markets
   -  Withholding and other non-U.S. taxes may decrease the portfolio's return.

Management


Portfolio management
Day-to-day management of the portfolio is the responsibility of Margaret D. Patel. Ms. Patel is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Ms. Patel, a senior vice president of Pioneer, joined Pioneer as a vice president in August 1999 and has been an investment professional since 1972. Prior to joining Pioneer, she was a portfolio manager at EQSF Advisers, Inc. from 1998 to 2000.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.


Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.

Distributions
The portfolio declares a dividend daily. The dividend consists of substantially all of the portfolio's net income. Investors begin to earn dividends on the first business day following receipt of payment for shares and continue to earn dividends up to and including the date of sale. Dividends are normally paid on the last business day of each month. The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended December 31, 2002 through 2004 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the fiscal years ended December 31, 2000 and 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operations in 2002. The annual report is available upon request.


Pioneer High Yield VCT Portfolio
Class I shares


                                                                        For the year ended December 31             5/1/00
                                                               -----------------------------------------------       to
                                                                   2004        2003        2002        2001      12/31/00(a)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $ 11.45     $  9.27     $ 10.33     $  9.82       $10.00
                                                               -------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $  0.62     $  0.76     $  0.92     $  0.95       $ 0.61
 Net realized and unrealized gain (loss) on investments             0.27        2.18       (1.06)       0.62        (0.18)
                                                               -------------------------------------------------------------
  Net increase (decrease) from investment operations             $  0.89     $  2.94     $ (0.14)    $  1.57       $ 0.43
Distributions to shareowners:
 Net investment income                                             (0.62)      (0.76)      (0.92)      (0.95)       (0.61)
 Net realized gain                                                 (0.05)          -           -       (0.11)           -
                                                               -------------------------------------------------------------
  Net increase (decrease) in net asset value                     $  0.22     $  2.18     $ (1.06)    $  0.51       $(0.18)
                                                               -------------------------------------------------------------
Net asset value, end of period                                   $ 11.67     $ 11.45     $  9.27     $ 10.33       $ 9.82
                                                               =============================================================
Total return*                                                       8.03%      32.78%      (1.42)%     16.60%        4.12%
Ratio of net expenses to average net assets+                        0.78%       0.89%       1.02%       1.15%        1.25%**
Ratio of net investment income (loss) to average net assets+        5.40%       7.22%       9.39%       9.15%        9.18%**
Portfolio turnover rate                                               42%         48%         42%         36%          33%
Net assets, end of period (in thousands)                         $70,890     $66,587     $41,111     $32,331       $6,849
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                       0.78%       0.89%       1.02%       1.28%        2.35%**
 Net investment income (loss)                                       5.40%       7.22%       9.39%       9.02%        8.08%**
----------------------------------------------------------------------------------------------------------------------------



(a) Shares of Pioneer High Yield VCT Portfolio were first publicly offered on May 1, 2000

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
 ** Annualized.
 +  Ratios with no reduction for fees paid indirectly.

Basic information about Pioneer International Value VCT Portfolio

Investment objective
Long-term capital growth.



Principal investment strategies


Normally, the portfolio invests at least 80% of its total assets in equity securities of non-U.S. issuers. These issuers may be located in both developed and emerging markets. Under normal circumstances, the portfolio's assets will be invested in securities of companies domiciled in at least three different foreign countries. Generally, the portfolio's investments in any country are limited to 25% or less of its total assets. However, the portfolio may invest more than 25% of its assets in issuers organized in Japan or the United Kingdom or in securities quoted or denominated in the Japanese yen, the British pound and the euro. Investment of a substantial portion of the portfolio's assets in such countries or currencies will subject the portfolio to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in those countries. The portfolio may invest without limitation in securities of issuers located in countries with emerging economies or securities markets, but will not invest more than 25% of its total assets in securities of issuers located in any one such country.

--------------------------------------------------------------------------------
International investing

The portfolio invests primarily in the securities of issuers that are organized and have their principal offices outside the United States.
--------------------------------------------------------------------------------

For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred shares. The portfolio may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

Pioneer, the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at reasonable prices or substantial discounts to their underlying values and holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings and revenue growth, employing a bottom-up analytical style. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:
   -  Favorable expected returns relative to perceived risk
   - Low market valuations relative to earnings forecast, book value, cash flow and sales
   - Turnaround potential for companies that have been through difficult periods
   - Issuer's industry has strong fundamentals, such as increasing or sustainable demand and barriers to entry
   -  Management with demonstrated ability and commitment to the company
   -  Low debt levels relative to equity

Principal risks of investing in the portfolio
Even though the portfolio seeks long-term capital growth, you could lose money on your investment or not make as much as if you invested elsewhere if:
   - The non-U.S. stock markets go down or perform poorly relative to U.S. stock markets (this risk may be greater in the short term)
   - Securities of non-U.S. issuers or value stocks fall out of favor with investors

   - The market continues to undervalue the securities in the portfolio or the securities in the portfolio turn out not to be undervalued

Risks of non-U.S. investments

Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Some of these risks do not apply to the larger, more developed markets. These risks are more pronounced to the extent the portfolio invests in issuers in countries with emerging markets or if the portfolio invests significantly in one country. These risks may include:
   - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
   - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio's investments at times, in amounts and at prices it considers reasonable
   - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments

   - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

   - Economic, political or social developments may adversely affect the securities markets
   -  Withholding and other non-U.S. taxes may decrease the portfolio's return


To the extent that the portfolio invests from time to time more than 25% of its assets in issuers located in the United Kingdom and Japan, the portfolio may be particularly affected by risks associated with such countries. U.K. issuers will be directly affected by changes in economic activity and social, tax and monetary policy in the United Kingdom. The profitability of U.K. issuers may also be influenced by the economies of other European countries and economic and market regulations of the European Union. The Japanese economy is highly dependent upon international trade, particularly with the United States and other Asian countries. Japanese issuers could be adversely effected by trade policies or declining economic activity in these markets. In addition, the Japanese economy has been adversely affected by certain structural issues, including an aging population, significant non-performing loan portfolios at major financial institutions and substantial governmental deficits.

Market segment risks
At times, more than 25% of the portfolio's assets may be invested in the same market segment, such as financials or technology. To the extent the portfolio emphasizes investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance varies from year to year.

The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.


--------------------------------------------------------------------------------

Portfolio performance

The chart shows the performance of the portfolio's Class I shares for each full calendar year since the portfolio's inception on March 1, 1995. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

The highest calendar quarterly return
was 28.92% (9/30/99 to 12/31/99).


The lowest calendar quarterly return
was -21.44% (6/30/98 to 9/30/98).


Annual return Class I shares
(Year ended December 31)

   [THE FOLLOWING WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'96             8.54
'97             4.87
'98            -3.32
'99            44.38
'00           -22.50
'01           -23.74
'02           -13.31
'03            30.07
'04            18.71


--------------------------------------------------------------------------------

Comparison with the Morgan Stanley Capital International (MSCI) All Country
(AC) World Free ex USA Index

The table shows the average annual total returns of the portfolio's Class I shares over time and compares these returns to the returns of the MSCI AC World Free ex USA Index. The MSCI AC World Free Index excluding the United States is composed of 46 markets: 21 developed and 25 emerging countries. Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:

   -  The sale of the shares at the end of the period

   -  Reinvestment of all dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2004)



--------------------------------------------------------------------------------
                                                              Since   Inception
                                       1 Year   5 Years   Inception        Date
--------------------------------------------------------------------------------
Class I                                18.71     -4.43         2.40      3/1/95
--------------------------------------------------------------------------------
MSCI AC World
Free ex USA
Index                                  21.36      0.02         6.69           -
--------------------------------------------------------------------------------

Fees and expenses
These are the fees and expenses, based on the portfolio's latest fiscal year, you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio


as a percentage of average daily net assets                             Class I
-------------------------------------------------------------------------------
Management Fee                                                            1.00%
-------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                       None
-------------------------------------------------------------------------------
Other Expenses                                                            0.75%
-------------------------------------------------------------------------------
Total Operating Expenses                                                  1.75%
-------------------------------------------------------------------------------


Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                             Number of years you own your shares
                                           -------------------------------------
                                              1         3         5          10
--------------------------------------------------------------------------------
Class I                                     $178      $551      $949      $2,062
--------------------------------------------------------------------------------


Non-principal investment strategies and related risks
As discussed, the portfolio invests primarily in non-U.S. equity securities to seek long-term capital growth.

This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).


Debt Securities
The portfolio may invest up to 20% of its total assets in debt securities issued by U.S. or non-U.S. corporate and government issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade convertible debt securities. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective of long-term capital growth, to diversify the portfolio or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Management

Portfolio management

Day-to-day management of the portfolio is the responsibility of Christopher Smart. Mr. Smart is supported by a team of portfolio managers and analysts. Members of this team manage other Pioneer funds investing primarily in international securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and buy and sell recommendations on equity securities, and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Smart, senior vice president and director of international investments, joined Pioneer in 1995 as director of research of Pioneer First Investments, Moscow, Russia.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.


Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 1.00% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.

Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended December 31, 2002 through 2004 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the fiscal years ended December 31, 2000 and 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operations in 2002. The annual report is available upon request.


Pioneer International Value VCT Portfolio
Class I shares


                                                                        For the year ended December 31
                                                         -------------------------------------------------------------------
                                                           2004           2003          2002          2001           2000
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $ 10.06        $  7.79       $  9.00       $ 11.83        $ 15.38
                                                         -------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                            $  0.05        $  0.07       $  0.03       $  0.02        $  0.01
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions             1.82           2.26         (1.23)        (2.83)         (3.45)
                                                         -------------------------------------------------------------------
  Net increase (decrease) from investment
   operations                                            $  1.87        $  2.33       $ (1.20)      $ (2.81)       $ (3.44)
Distributions to shareowners:
 Net investment income                                     (0.05)         (0.06)        (0.01)        (0.02)         (0.11)
                                                         -------------------------------------------------------------------
  Net increase (decrease) in net asset value             $  1.82        $  2.27       $ (1.21)      $ (2.83)       $ (3.55)
                                                         -------------------------------------------------------------------
Net asset value, end of period                           $ 11.88        $ 10.06       $  7.79       $  9.00        $ 11.83
                                                         ===================================================================
Total return*                                              18.71%         30.06%       (13.31)%      (23.74)%       (22.50)%
Ratio of net expenses to average net assets+                1.75%          1.69%         1.46%         1.38%          1.25%
Ratio of net investment income (loss) to average net
 assets+                                                    0.45%          0.68%         0.62%         0.21%          0.10%
Portfolio turnover rate                                      129%            99%           31%           39%            55%
Net assets, end of period (in thousands)                 $22,859        $22,506       $21,271       $32,083        $48,380
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction for
 fees paid indirectly:
 Net expenses                                               1.75%          1.69%         1.46%         1.38%          1.25%
 Net investment income                                      0.45%          0.68%         0.62%         0.21%          0.10%
Ratios with waiver of management fees and assumption
 of expenses by PIM and reduction for fees paid
 indirectly:
 Net expenses                                               1.75%          1.69%         1.46%         1.38%          1.25%
 Net investment income                                      0.45%          0.68%         0.62%         0.21%          0.10%
----------------------------------------------------------------------------------------------------------------------------


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+  Ratios with no reduction for fees paid indirectly.

Basic information about Pioneer Mid Cap Value VCT Portfolio

Investment objective
Capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.



Principal investment strategies

Normally, the portfolio invests at least 80% of its total assets in equity securities of mid-size companies, that is, companies with market values within the range of market values of companies included in the Russell Midcap Value Index. The portfolio focuses on issuers with capitalizations within the $1 billion to $10 billion range, and that range will change depending on market conditions. The equity securities in which the portfolio principally invests are common stocks, preferred stocks, depositary receipts and convertible debt, but the portfolio may invest in other types of equity securities to a lesser extent, such as warrants and rights. The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets as described above.

--------------------------------------------------------------------------------
Market value

A company's market value or capitalization is calculated by multiplying the number of its outstanding shares by the current market price of a share.
--------------------------------------------------------------------------------

The portfolio may invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers.


Pioneer, the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at substantial discounts to their underlying values and holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:
   -  Favorable expected returns relative to perceived risk
   -  Management with demonstrated ability and commitment to the company
   - Low market valuations relative to earnings forecast, book value, cash flow and sales
   - Turnaround potential for companies that have been through difficult periods
   - Estimated private market value in excess of current stock price. Private market value is the price an independent investor would pay to own the entire company
   - Issuer's industry has strong fundamentals such as increasing or sustainable demand and barriers to entry

Principal risks of investing in the portfolio
Even though the portfolio seeks capital appreciation, you could lose money on your investment or not make as much as if you invested elsewhere if:
   -  The stock market goes down (this risk may be greater in the short term)
   -  Mid-size or value stocks fall out of favor with investors
   - The portfolio's assets remain undervalued or do not have the potential value originally expected

The portfolio also has risks associated with investing in mid-size companies. Compared to large companies, mid-size companies, and the market for their equity securities, are likely to:
   -  Be more sensitive to changes in earnings results and investor expectations
   -  Have more limited product lines and capital resources
   -  Experience sharper swings in market values
   -  Be harder to sell at the times and prices Pioneer thinks appropriate
   -  Offer greater potential for gain and loss

Risks of non-U.S. investments
Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Some of these risks do not apply to the larger more developed non-U.S. markets. These risks may include:
   - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
   - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell portfolio securities at times, in amounts and at prices it considers reasonable
   - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
   - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
   - Economic, political and social developments may adversely affect the securities markets
   -  Withholding and other non-U.S. taxes may decrease the portfolio's return

Market segment risks
At times, more than 25% of the portfolio's assets may be invested in the same market segment, such as financials or technology. To the extent the portfolio emphasizes investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance varies from year to year.

The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.


--------------------------------------------------------------------------------

Portfolio performance

The chart shows the performance of the portfolio's Class I shares for each full calendar year since the portfolio's inception on March 1, 1995. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

The highest calendar quarterly return
was 17.33% (3/31/03 to 6/30/03).

The lowest calendar quarterly return
was -20.94% (6/30/98 to 9/30/98).

Annual return Class I shares
(Year ended December 31)

   [THE FOLLOWING WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'96             15.03
'97             24.69
'98             -4.02
'99             13.13
'00             18.00
'01              6.49
'02            -11.21
'03             37.48
'04             22.12


--------------------------------------------------------------------------------

Comparison with the Russell Midcap Value Index

The table shows the average annual total returns of the portfolio's Class I shares over time and compares these returns to the returns of the Russell Midcap Value Index. This index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:
-  The sale of the shares at the end of the period

-  Reinvestment of all dividends and distributions


Average annual total return (%)
(for periods ended December 31, 2004)



-------------------------------------------------------------------------------
                                                              Since   Inception
                                       1 Year   5 Years   Inception        Date
-------------------------------------------------------------------------------
Class I                                 22.12     13.37      13.30       3/1/95
-------------------------------------------------------------------------------
Russell Midcap
Value Index                             23.71     13.48      15.10            -
-------------------------------------------------------------------------------

Fees and expenses
These are the fees and expenses, based on the portfolio's latest fiscal year, you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio


as a percentage of average daily net assets                             Class I
-------------------------------------------------------------------------------
Management Fee                                                            0.65%
-------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                       None
-------------------------------------------------------------------------------
Other Expenses                                                            0.07%
-------------------------------------------------------------------------------
Total Operating Expenses                                                  0.72%
-------------------------------------------------------------------------------


Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                           Number of years you own your shares
                                           ------------------------------------
                                              1        3         5         10
--------------------------------------------------------------------------------
Class I                                     $74      $230      $401      $894
--------------------------------------------------------------------------------


Non-principal investment strategies and related risks
As discussed, the portfolio invests primarily in equity securities of mid-cap companies.


This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

Debt securities

The portfolio may invest up to 20% of its total assets in debt securities of corporate and government issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade convertible debt securities issued by both U.S. and non-U.S. issuers. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective by offering the potential for capital appreciation, to diversify the portfolio or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Management

Portfolio management

Day-to-day management of the portfolio is the responsibility of J. Rodman Wright, portfolio manager, and Sean Gavin, assistant portfolio manager. Mr. Wright and Mr. Gavin are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Wright is a senior vice president of Pioneer. He joined Pioneer in 1994 as an analyst and has been an investment professional since 1988. Mr. Gavin is a vice president and joined Pioneer in 2002 as an assistant portfolio manager. Prior to joining Pioneer, Mr. Gavin was employed as an analyst at Boston Partners from 2000 to 2002 and at Delphi Management from 1998 to 2000.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.


Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.

Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended December 31, 2002 through 2004 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the fiscal years ended December 31, 2000 and 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operations in 2002. The annual report is available upon request.


Pioneer Mid Cap Value VCT Portfolio
Class I shares


                                                                    For the year ended December 31
                                                  -----------------------------------------------------------------
                                                     2004           2003          2002         2001         2000
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $  20.47       $  14.94     $  17.35      $  17.79     $  16.26
                                                  -----------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                      $   0.08       $   0.14     $   0.07      $   0.07     $   0.13
 Net realized and unrealized gain (loss) on
  investments                                          4.41           5.45        (1.97)         1.06         2.62
                                                  -----------------------------------------------------------------
  Net increase (decrease) from investment
   operations                                      $   4.49       $   5.59     $  (1.90)     $   1.13     $   2.75
Distributions to shareowners:
 Net investment income                                (0.08)         (0.06)       (0.05)        (0.10)       (0.13)
 Net realized gain                                    (0.21)             -        (0.46)        (1.47)       (1.09)
                                                  -----------------------------------------------------------------
  Net increase (decrease) in net asset value       $   4.20       $   5.53     $  (2.49)     $  (0.44)    $   1.53
                                                  -----------------------------------------------------------------
Net asset value, end of period                     $  24.67       $  20.47     $  14.94      $  17.35     $  17.79
                                                  =================================================================
Total return*                                         22.12%         37.48%      (11.21)%        6.49%       18.00%
Ratio of net expenses to average net assets+           0.72%          0.76%        0.80%         0.79%        0.77%
Ratio of net investment income (loss) to average
 net assets+                                           0.53%          0.86%        0.46%         0.45%        0.63%
Portfolio turnover rate                                  55%            52%          68%           95%          85%
Net assets, end of period (in thousands)           $303,138       $170,237     $120,687      $128,340     $111,466
Ratio with no waiver of management fees and
 assumption of expenses by PIM and no reduction
 for fees paid indirectly:
 Net expenses                                          0.72%          0.76%        0.80%         0.79%        0.77%
 Net investment income (loss)                          0.53%          0.86%        0.46%         0.45%        0.63%
Ratio with waiver of management fees and
 assumption of expenses by PIM and reduction
 for fees paid indirectly:
 Net expenses                                          0.72%          0.76%        0.80%         0.79%        0.77%
 Net investment income (loss)                          0.53%          0.86%        0.46%         0.45%        0.63%
-------------------------------------------------------------------------------------------------------------------



* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+  Ratios with no reduction for fees paid indirectly.

Basic information about Pioneer Money Market VCT Portfolio


--------------------------------------------------------------------------------
 An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the portfolio.
--------------------------------------------------------------------------------
Investment objective

Current income consistent with preservation of capital and providing liquidity.




Principal investment strategies


The portfolio seeks to maintain a constant net asset value of $1.00 per share by investing in high-quality, U.S. dollar denominated money market securities, including those issued by:
   - U.S. and foreign banks and savings and loan associations with total assets on excess of $10 billion
   -  Corporate issuers
   -  The U.S. government and its agencies and instrumentalities
   -  Foreign governments
   -  Multinational organizations such as the World Bank

--------------------------------------------------------------------------------
Money market securities

Money market securities include:
- Securities issued or guaranteed by the U.S. government, its agencies or instrumentalities
-  Corporate debt securities, including commercial paper
-  Obligations of U.S. and foreign banks
-  Repurchase agreements
-  Securities issued by foreign governmental and corporate issuers
-  Municipal obligations
--------------------------------------------------------------------------------

The portfolio invests in U.S. government obligations and money market securities rated in one of the two highest rating categories for short-term debt by a nationally recognized statistical rating organization or, if unrated, determined by Pioneer to be of equivalent credit quality. If rating organizations differ in the rating assigned to a security, the portfolio will only treat the security as having the higher rating if at least two rating organizations assigned that rating. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's securities, Pioneer will promptly reassess whether the downgraded security presents minimal credit risk to the portfolio.

The portfolio invests exclusively in securities with a maximum remaining maturity of 397 days and maintains a dollar-weighted average portfolio maturity of 90 days or less. The portfolio's investments may have fixed, floating or variable interest rates.

In selecting the portfolio's investments, Pioneer complies with the rating, maturity and diversification requirements applicable to money market funds. Within those limits, Pioneer's assessment of broad economic factors that are expected to affect economic activity and interest rates influences its securities selection. Pioneer also employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, to assess an issuer's credit quality.

Principal risks of investing in the portfolio
Although the portfolio seeks to maintain a $1 share price, you could lose money on your investment or the portfolio could fail to generate high current income if:
   - Interest rates rise go up causing the value of the portfolio's investments to decline
   - The issuer of a security owned by the portfolio defaults on its obligation to pay principal and/or interest or has its credit rating downgraded
   - Pioneer's judgment about the credit quality, attractiveness or relative value of a particular security proves to be incorrect

Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include:
   -  Inadequate financial information
   -  Smaller, less liquid and more volatile markets

   -  Political and economic upheavals

Market segment risks
At times, more than 25% of the portfolio's assets may be invested in the same market segment, such as financials or technology. To the extent the portfolio emphasizes investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance varies from year to year.

The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.


--------------------------------------------------------------------------------

Portfolio performance

The chart shows the performance of the portfolio's Class I shares for each full calendar year since the portfolio's inception on March 1, 1995. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

The highest calendar quarterly return
was 1.61% (3/31/95 to 6/30/95).

The lowest calendar quarterly return
was 0.10% (6/30/03 to 9/30/03).

Annual return Class I shares
(Year ended December 31)

   [THE FOLLOWING WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'96             4.51
'97             4.64
'98             4.68
'99             4.38
'00             5.71
'01             3.39
'02             1.19
'03             0.56
'04             0.65


--------------------------------------------------------------------------------

Comparison with 90-day U.S. Treasury Bill


The table shows the average annual total returns of the portfolio's Class I shares over time and compares these returns to the returns of the 90-day U.S. Treasury bill. The table also provides the portfolio's 7-day yield for the period ended December 31, 2004. Please contact Pioneer at 1-800-225-6292 to obtain the portfolio's current 7-day yield. The table assumes:
-  The sale of the shares at the end of the period

- Reinvestment of all dividends and distributions


Average annual total return (%)
(for periods ended December 31, 2004)



-------------------------------------------------------------------------------
                                                    Since   Inception     7-day
                           1 Year    5 Years    Inception        Date     Yield
-------------------------------------------------------------------------------
Class I                      0.65       2.28         3.45      3/1/95      0.91
-------------------------------------------------------------------------------
90-day U.S.
Treasury bill                1.38       2.67         3.85           -         -
-------------------------------------------------------------------------------

Fees and expenses

These are the fees and expenses, based on the portfolio's latest fiscal year, you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio


as a percentage of average daily net assets                             Class I
--------------------------------------------------------------------------------
Management Fee                                                            0.50%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                       None
--------------------------------------------------------------------------------
Other Expenses                                                            0.24%
--------------------------------------------------------------------------------
Total Operating Expenses                                                  0.74%
--------------------------------------------------------------------------------


Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                            Number of years you own your shares
                                            -----------------------------------
                                               1        3         5         10
--------------------------------------------------------------------------------
Class I                                      $76      $237      $411      $918
--------------------------------------------------------------------------------


Management

Portfolio management

Day-to-day management of the portfolio is the responsibility of Andrew Feltus. Mr. Feltus is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Feltus, a vice president, joined Pioneer in 1994 and has been an investment professional for more than 10 years.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.


Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.50% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.

Distributions
The portfolio declares a dividend daily. The dividend consists of substantially all of the portfolio's net income. Investors begin to earn dividends on the first business day following receipt of payment for shares and continue to earn dividends up to and including the date of sale. Dividends are normally paid on the last business day of each month. The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended December 31, 2002 through 2004 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the fiscal years ended December 31, 2000 and 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operations in 2002. The annual report is available upon request.


Pioneer Money Market VCT Portfolio
Class I shares


                                                                         For the year ended December 31
                                                          --------------------------------------------------------------
                                                            2004            2003          2002        2001        2000
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $ 1.000         $ 1.000       $  1.00      $ 1.00      $ 1.00
                                                          --------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                    $ 0.007         $ 0.006       $  0.01      $ 0.03      $ 0.06
                                                          --------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                    $(0.007)        $(0.006)      $((0.01)    $ (0.03)    $ (0.06)
                                                          --------------------------------------------------------------
Net asset value, end of period                            $ 1.000         $ 1.000       $  1.00      $ 1.00      $ 1.00
                                                          ==============================================================
Total return*                                                0.65%           0.56%         1.19%       3.39%       5.71%
Ratio of net expenses to average net assets+                 0.74%           0.72%         0.78%       0.78%       0.76%
Ratio of net investment income to average net assets+        0.66%           0.58%         1.11%       3.16%       5.58%
Net assets, end of period (in thousands)                  $42,896         $34,736       $59,521     $49,545     $36,979
Ratios with no waiver of fees and assumption of
 expenses by PIM and no reduction for fees paid
 indirectly:
 Net expenses                                                0.74%           0.72%         0.78%       0.78%       0.76%
 Net investment income                                       0.66%           0.58%         1.11%       3.16%       5.58%
Ratios with waiver of fees and assumption of expenses
 by PIM and reduction for fees paid indirectly:
 Net expenses                                                0.74%           0.72%         0.78%       0.78%       0.75%
 Net investment income                                       0.66%           0.58%         1.11%       3.16%       5.59%
------------------------------------------------------------------------------------------------------------------------



* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+  Ratios with no reduction for fees paid indirectly.

Basic information about Pioneer Fund VCT Portfolio

Investment objective
Reasonable income and capital growth.


Principal investment strategies

The portfolio invests in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The portfolio invests the major portion of its assets in equity securities, primarily of U.S. issuers. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, interests in real estate investment trusts (REITs) and preferred stocks.

Pioneer, the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at reasonable prices or substantial discounts to their underlying values and holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. Pioneer also considers a security's potential to provide a reasonable amount of income. Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:
   -  Favorable expected returns relative to perceived risk
   -  Above average potential for earnings and revenue growth
   - Low market valuations relative to earnings forecast, book value, cash flow and sales
   - A sustainable competitive advantage, such as a brand name, customer base, proprietary technology or economies of scale

Principal risks of investing in the portfolio
Even though the portfolio seeks reasonable income and capital growth, you could lose money on your investment or not make as much as if you invested elsewhere if:
   -  The stock market goes down (this risk may be greater in the short term)
   -  Value stocks fall out of favor with investors
   - The portfolio's assets remain undervalued or do not have the potential value originally expected
   - Stocks selected for income do not achieve the same return as securities selected for capital growth


Market segment risks
At times, more than 25% of the portfolio's assets may be invested in the same market segment, such as financials or technology. To the extent the portfolio emphasizes investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance varies from year to year.

The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.


--------------------------------------------------------------------------------

Portfolio performance

The chart shows the performance of the portfolio's Class I shares for each full calendar year since the portfolio's inception on October 31, 1997. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

The highest calendar quarterly return
was 21.04% (9/30/98 to 12/31/98).

The lowest calendar quarterly return
was -17.28% (6/30/02 to 9/30/02).

Annual return Class I shares
(Year ended December 31)

   [THE FOLLOWING WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'98             26.12
'99             15.91
'00             1.22
'01            -10.85
'02            -19.03
'03             23.76
'04             11.25


--------------------------------------------------------------------------------

Comparison with the Standard & Poor's
(S&P) 500 Index

The table shows the average annual total returns of the portfolio's Class I shares over time and compares these returns to the returns of the S&P 500 Index. This index is a widely recognized measure of the performance of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:
-  The sale of the shares at the end of the period

-  Reinvestment of all dividends and distributions


Average annual total return (%)
(for periods ended December 31, 2004)



                                                              Since   Inception
                                       1 Year   5 Years   Inception        Date
--------------------------------------------------------------------------------
Class I                                 11.25      0.12        6.31    10/31/97
--------------------------------------------------------------------------------
S&P 500 Index                           11.04     -2.27        5.57           -
--------------------------------------------------------------------------------

Fees and expenses
These are the fees and expenses, based on the portfolio's latest fiscal year, you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio


as a percentage of average daily net assets                            Class I
-------------------------------------------------------------------------------
Management Fee                                                           0.65%
-------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                      None
-------------------------------------------------------------------------------
Other Expenses                                                           0.06%
-------------------------------------------------------------------------------
Total Operating Expenses                                                 0.71%
-------------------------------------------------------------------------------


Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                            Number of years you own your shares
                                            -----------------------------------
                                               1        3         5         10
--------------------------------------------------------------------------------
Class I                                      $73      $227      $395      $883
--------------------------------------------------------------------------------


Non-principal investment strategies and related risks
As discussed, the portfolio invests primarily in equity securities of U.S. companies to seek reasonable income and capital growth.


This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).


Investments other than U.S. equity securities

The portfolio may invest up to 10% of its total assets in equity securities of non-U.S. corporate issuers and debt securities of non-U.S. corporate and government issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers.


The portfolio may invest a portion of its assets not invested in equity securities in debt securities of corporate and government issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities issued by both U.S. and non-U.S. corporate and government issuers, including below investment grade convertible debt securities. The portfolio invests in debt securities when Pioneer believes that they are consistent with the portfolio's investment objective by offering the potential for reasonable income and capital growth, to diversify the portfolio or for greater liquidity.



Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Management

Portfolio management

Day-to-day management of the portfolio is the responsibility of John A. Carey, portfolio manager, and Walter Hunnewell, Jr., assistant portfolio manager. Mr. Carey and Mr. Hunnewell are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Carey is director of portfolio management and an executive vice president of Pioneer. Mr. Carey joined Pioneer as an analyst in 1979. Mr. Hunnewell is a vice president of Pioneer. He joined Pioneer in August 2001 and has been an investment professional since 1985. Prior to joining Pioneer, Mr. Hunnewell was an independent investment manager and a fiduciary of private asset portfolios from 2000 to 2001. He was a global equity analyst with Putnam Investments from 1994 to 1999.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.


Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.

Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income quarterly during March, June, September and December. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended December 31, 2002 through 2004 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the fiscal years ended December 31, 2000 and through 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operations in 2002. The annual report is available upon request.


Pioneer Fund VCT Portfolio
Class I shares


                                                                    For the year ended December 31
                                                    -----------------------------------------------------------------
                                                      2004           2003         2002          2001         2000
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $  18.70       $  15.28     $  19.08      $  22.67      $  22.70
                                                    -----------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                       $   0.24       $   0.20     $   0.19      $   0.17      $   0.18
 Net realized and unrealized gain (loss) on
  investments                                           1.85           3.41        (3.81)        (2.57)         0.10
                                                    -----------------------------------------------------------------
  Net increase (decrease) from investment
   operations                                       $   2.09       $   3.61     $  (3.62)     $  (2.40)     $   0.28
Distributions to shareowners:
 Net investment income                                 (0.22)         (0.19)       (0.18)        (0.17)        (0.18)
 Net realized gain                                         -              -            -         (1.02)        (0.13)
                                                    -----------------------------------------------------------------
  Net increase (decrease) in net asset value        $   1.87       $   3.42     $  (3.80)     $  (3.59)     $  (0.03)
                                                    -----------------------------------------------------------------
Net asset value, end of period                      $  20.57       $  18.70     $  15.28      $  19.08      $  22.67
                                                    =================================================================
Total return*                                          11.26%         23.76%       19.03%       (10.85)%        1.22%
Ratio of net expenses to average net assets+            0.71%          0.76%        0.80%         0.74%         0.69%
Ratio of net investment income (loss) to average
 net assets+                                            1.26%          1.16%        1.09%         0.83%         0.78%
Portfolio turnover rate                                   17%            11%          11%          7.0%           37%
Net assets, end of period (in thousands)            $454,136       $154,839     $141,892      $199,160      $222,107
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction
 for fees paid indirectly:
 Net expenses                                           0.71%          0.76%        0.80%         0.74%         0.69%
 Net investment income (loss)                           1.26%          1.16%        1.09%         0.83%         0.78%
Ratios with waiver of management fees and
 assumption of expenses by PIM and reduction
 for fees paid indirectly:
 Net expenses                                           0.71%          0.76%        0.80%         0.74%         0.69%
 Net investment income (loss)                           1.26%          1.16%        1.09%         0.83%         0.78%
---------------------------------------------------------------------------------------------------------------------


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+  Ratios with no reduction for fees paid indirectly.

Basic information about Pioneer Real Estate Shares VCT Portfolio

Investment objectives
Long-term growth of capital. Current income is a secondary objective.



Principal investment strategies


Normally, the portfolio invests at least 80% of its total assets in equity securities of real estate investment trusts (REITs) and other real estate industry issuers. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as warrants, rights, interests in REITs and preferred stocks.


The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets as described above.


REITs are companies that primarily invest in income producing real estate or real estate related loans or interests. Some REITs invest directly in real estate and derive their income from the collection of rents and capital gains on the sale of properties. Other REITs invest primarily in mortgages secured by real estate and derive their income from collection of interest.

--------------------------------------------------------------------------------
Real estate industry issuers

A real estate industry issuer is one that derives at least 50% of its gross revenues or net profits from either
- the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate; or
- products or services related to the real estate industry like building supplies or mortgage servicing.
--------------------------------------------------------------------------------


The portfolio uses a "growth at a reasonable price" style of management. Pioneer, the portfolio's investment adviser, has engaged AEW Management and Advisors, L.P. (AEW) to act as the portfolio's subadviser. Using this investment style, the subadviser seeks to invest in companies with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select stocks, the subadviser employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. The subadviser relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. The subadviser focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors the subadviser looks for in selecting investments include:
   -  Favorable expected returns relative to perceived risk
   -  Increasing cash flow or favorable prospects for cash flow growth
   - Low market valuations relative to earnings forecast, net asset value and cash flow
   -  Favorable prospects for dividend growth

The subadviser generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. The subadviser makes that determination based upon the same criteria it uses to select portfolio securities.


Principal risks of investing in the portfolio
Even though the portfolio seeks long-term growth of capital and current income, you could lose money on your investment or not make as much as if you invested elsewhere if:
   -  The stock market goes down (this risk may be greater in the short term)
   - REITs and other real estate industry securities fall out of favor with investors
   - The portfolio's investments do not have the growth potential originally expected

The portfolio also has risks associated with the real estate industry. Although the portfolio does not invest directly in real estate, it does invest in REITs and other equity securities of real estate industry issuers and concentrates its investments in the real estate industry. These risks include:
   - The U.S. or a local real estate market declines due to adverse economic conditions, overbuilding and high vacancy rates, reduced or regulated rents or other causes
   - Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments
   - The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
   - A REIT owned by the portfolio is, or is perceived by the market to be, poorly managed

Investing in REITs involves certain unique risks. REITs are dependent on management skills, are not diversified and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibility of failing to qualify for certain tax and regulatory exemptions. REITs may have limited financial resources and may trade less frequently and in a more limited volume than securities of larger issuers. In addition to its own expenses, the portfolio will in some cases indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

Market segment risks
At times, more than 25% of the portfolio's assets may be invested in the same market segment, such as financials or technology. To the extent the portfolio emphasizes investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance varies from year to year.

The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.


--------------------------------------------------------------------------------

Portfolio performance

The chart shows the performance of the portfolio's Class I shares for each full calendar year since the portfolio's inception on March 31, 1995. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

The highest calendar quarterly return
was 17.17% (9/30/96 to 12/31/96).

The lowest calendar quarterly return
was -13.43% (6/30/98 to 9/30/98).

Annual return Class I shares
(Year ended December 31)

   [THE FOLLOWING WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'96             35.73
'97             21.16
'98            -18.74
'99             -4.17
'00             29.51
'01              7.80
'02              2.53
'03             34.75
'04             35.74


--------------------------------------------------------------------------------

Comparison with the Wilshire Real Estate Securities Index

The table shows the average annual total returns of the portfolio's Class I shares over time and compares these returns to the returns of the Wilshire Real Estate Securities Index. This index is a market-capitalization weighted measure of the performance of REITs and real estate operating companies. Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:
-  The sale of the shares at the end of the period

-  Reinvestment of all dividends and distributions


Average annual total return (%)
(for periods ended December 31, 2004)



--------------------------------------------------------------------------------
                                                              Since   Inception
                                       1 Year   5 Years   Inception        Date
--------------------------------------------------------------------------------
Class I                                 35.74     21.23       14.90      3/1/95
--------------------------------------------------------------------------------
Wilshire Real
Estate Securities
Index                                   34.81     22.32       15.37           -
--------------------------------------------------------------------------------

Fees and expenses
These are the fees and expenses, based on the portfolio's latest fiscal year, you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio


as a percentage of average daily net assets                            Class I
-------------------------------------------------------------------------------
Management Fee                                                           0.80%
-------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                      None
-------------------------------------------------------------------------------
Other Expenses                                                           0.18%
-------------------------------------------------------------------------------
Total Operating Expenses                                                 0.98%
-------------------------------------------------------------------------------


Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                            Number of years you own your shares
                                          -------------------------------------
                                             1         3         5          10
-------------------------------------------------------------------------------
Class I                                    $100      $312      $542      $1,201
-------------------------------------------------------------------------------


Non-principal investment strategies and related risks
As discussed, the portfolio primarily invests in the equity securities of REITs and other real estate industry issuers to seek long-term growth of capital.

This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

Investments other than equity securities of REITs and other real estate industry issuers

The portfolio may invest up to 25% of its total assets in debt securities of real estate industry issuers, mortgage-backed securities and short-term investments. [How should we move this up?] Generally the portfolio acquires investment grade debt securities that are issued by both U.S. and non-U.S. corporate and government issues, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities, including convertible debt. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objectives by offering the potential for capital appreciation and current income, to diversify the portfolio or for greater liquidity.


Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Mortgage-backed securities may be issued by private issuers or by agencies of the U.S. government and represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. Certain mortgage-backed securities may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying mortgages are prepaid.

The portfolio may invest in mortgage derivatives and structured securities. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

The portfolio may invest up to 10% of its total assets in securities of non-U.S. issuers provided that the purchase of Canadian securities are not subject to the non-U.S. issuer limitation. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers. Investing in Canadian and non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers.

Management


Investment subadviser
AEW is the portfolio's investment subadviser.


Portfolio management

Day-to-day management of the portfolio is the responsibility of Matthew A. Troxell, CFA. Mr. Troxell is a Senior Portfolio Manager at AEW with responsibility for construction and management of all the firm's publicly traded real estate equities portfolios. He has been employed at AEW as part of the REIT group since 1994.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.


Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.80% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.

Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income quarterly during March, June, September and December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended December 31, 2002 through 2004 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the fiscal years ended December 31, 2000 and 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operations in 2002. The annual report is available upon request.


Pioneer Real Estate Shares VCT Portfolio
Class I shares


                                                                       For the year ended December 31
                                                          -----------------------------------------------------------
                                                            2004          2003        2002        2001        2000
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $ 18.57       $ 14.47      $ 14.77     $ 14.42     $ 11.73
                                                          -----------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                    $  0.52       $  0.74      $  0.62     $  0.68     $  0.71
 Net realized and unrealized gain (loss) on
  investments                                                5.99          4.16        (0.23)       0.40        2.67
                                                          -----------------------------------------------------------
  Net increase (decrease) from investment
   operations                                             $  6.51       $  4.90      $  0.39     $  1.08     $  3.38
Distributions to shareowners:
 Net investment income                                      (0.45)        (0.64)       (0.69)      (0.56)      (0.59)
 Net realized gain                                          (0.33)            -            -           -           -
 Tax return of capital                                          -         (0.16)           -       (0.17)      (0.10)
                                                          -----------------------------------------------------------
  Net increase (decrease) in net asset value              $  5.73       $  4.10      $ (0.30)    $  0.35     $  2.69
                                                          -----------------------------------------------------------
Net asset value, end of period                            $ 24.30       $ 18.57      $ 14.47     $ 14.77     $ 14.42
                                                          ===========================================================
Total return*                                               35.74%        34.75%       (2.53)%      7.80%      29.51%
Ratio of net expenses to average net assets+                 0.98%         1.03%        1.07%       1.16%       1.10%
Ratio of net investment income to average net assets+        2.41%         4.49%        4.76%       4.71%       5.02%
Portfolio turnover rate                                        35%           20%          29%         34%         31%
Net assets, end of period (in thousands)                  $36,447       $31,891      $29,873     $33,026     $32,982
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction
 for fees paid indirectly:
 Net expenses                                                0.98%         1.03%        1.07%       1.16%       1.10%
 Net investment income                                       2.41%         4.49%        4.76%       4.71%       5.02%
Ratios with waiver of management fees and
 assumption of expenses by PIM and reduction
 for fees paid indirectly:
 Net expenses                                                0.98%         1.03%        1.07%       1.16%       1.10%
 Net investment income                                       2.41%         4.49%        4.76%       4.71%       5.02%
---------------------------------------------------------------------------------------------------------------------



* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+  Ratios with no reduction for fees paid indirectly.

Basic information about Pioneer Small Cap Value VCT Portfolio


Investment objective

Capital growth by investing in a diversified portfolio of securities consisting primarily of common stocks.


Principal investment strategies

Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small companies. Small companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index as measured at the end of the preceding month. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The size of the companies in the index changes with market conditions and the composition of the index. Pioneer monitors the portfolio so that, under normal circumstances, the capitalization range of the portfolio is consistent with the inclusion of the portfolio in the Lipper Small-Cap category. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, interests in real estate investment trusts (REITs) and preferred stocks.


--------------------------------------------------------------------------------
Market value

A company's market value or capitalization is calculated by multiplying the number of its outstanding shares by the current market price of a share.
--------------------------------------------------------------------------------

The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets as described above.


The portfolio may invest up to 25% of its total assets in REITs.

Pioneer, the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:

   -  Favorable expected returns relative to perceived risk
   -  Management with demonstrated ability and commitment to the company
   -  Above average potential for earnings and revenue growth
   - Low market valuations relative to earnings forecast, book value, cash flow and sales
   - Turnaround potential for companies that have been through difficult periods
   -  Low debt levels relative to equity
   - Issuer's industry has strong fundamentals, such as increasing or sustainable demand and barriers to entry

Principal risks of investing in the portfolio
Even though the portfolio seeks capital growth, you could lose money on your investment or not make as much as if you invested elsewhere if:
   -  The stock market goes down (this risk may be greater in the short term)
   -  Small company or value stocks fall out of favor with investors
   - The portfolio's assets remain undervalued or do not have the potential value originally expected

The portfolio also has risks associated with investing in small companies. Compared to large companies, small companies, and the market for their equity securities, are likely to:
   - Be more sensitive to changes in the economy, earnings results and investor expectations
   -  Have more limited product lines and capital resources
   -  Experience sharper swings in market values
   -  Be harder to sell at the times and prices Pioneer thinks appropriate
   -  Offer greater potential for gain and loss

Risks of REITs
REITs are companies that invest primarily in real estate or real estate related loans. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, the portfolio will in some cases indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

Market segment risks
At times, more than 25% of the portfolio's assets may be invested in the same market segment, such as financials or technology. To the extent the portfolio emphasizes investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance varies from year to year.

The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.


--------------------------------------------------------------------------------

Portfolio performance

The chart shows the performance of the portfolio's Class I shares for each full calendar year since the portfolio's inception on November 8, 2001. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

The highest calendar quarterly return
was 21.45% (3/31/03 to 6/30/03).

The lowest calendar quarterly return
was -21.72% (6/30/02 to 9/30/02).

Annual return Class I shares
(Year ended December 31)

   [THE FOLLOWING WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'02            -15.08
'03             35.43
'04             20.16


--------------------------------------------------------------------------------

Comparison with the Russell 2000 Value Index

The table shows the average annual total returns of the portfolio's Class I shares over time and compares these returns to the returns of the Russell 2000 Value Index. This index is a measure of the performance of the value-oriented stocks in the Russell 2000 Index. Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:
   -  The sale of the shares at the end of the period
   -  Reinvestment of all dividends and distributions


Average annual total return (%)
(for periods ended December 31, 2004)



-------------------------------------------------------------------------------
                                                            Since     Inception
                                             1 Year     Inception          Date
-------------------------------------------------------------------------------
Class I                                       20.16         13.79       11/8/01
-------------------------------------------------------------------------------
Russell 2000 Value Index                      22.25         20.37             -
-------------------------------------------------------------------------------

Fees and expenses
These are the fees and expenses, based on the portfolio's latest fiscal year, you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio


as a percentage of average daily net assets                            Class I
--------------------------------------------------------------------------------
Management Fee                                                           0.75%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                      None
--------------------------------------------------------------------------------
Other Expenses                                                           1.55%
--------------------------------------------------------------------------------
Total Operating Expenses                                                 1.30%
--------------------------------------------------------------------------------
Fee Waiver and Expense Limitation(1)                                    -0.05%
--------------------------------------------------------------------------------
Net Expenses(1)                                                          1.25%
--------------------------------------------------------------------------------



(1) The expenses in the table above reflect the contractual expense limitation in effect through May 1, 2006 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class I expenses to 1.25% of the average daily net assets attributable to Class I shares. Any differences in the fee waiver and expense limitation among classes result from rounding in the daily calculation of a class' net assets and expense limit, which may exceed 0.01% annually. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2006. See the statement of additional information for details regarding the expense limitation agreement.


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the portfolio's gross operating expenses remain the same and e) Pioneer's expense limitation is in effect for year one. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                            Number of years you own your shares
                                          -------------------------------------
                                             1         3         5          10
--------------------------------------------------------------------------------
Class I                                    $127      $407      $708      $1,563
--------------------------------------------------------------------------------


Non-principal investment strategies and related risks
As discussed, the portfolio invests primarily in equity securities of small companies.


This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).


Investments other than U.S. equity securities
The portfolio may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. In addition, the portfolio may invest up to 5% of its total assets in equity and debt securities of other non-U.S. issuers, including securities of emerging market issuers. Investing in Canadian and other non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers.

The portfolio may invest up to 20% of its total assets in debt securities of corporate and government issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities issued by both U.S. and non-U.S. issuers, including below investment grade convertible debt securities. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective by offering the potential for capital growth, to diversify the portfolio or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Management

Portfolio management

Day-to-day management of the portfolio is the responsibility of David M. Adams, portfolio manager, and John McPherson, assistant portfolio manager. The portfolio managers are supported by the small cap team. Members of this team manage other Pioneer funds investing primarily in small cap securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Adams is a vice president of Pioneer. He joined Pioneer in 1994 and has been an investment professional since 1992. Mr. McPherson joined Pioneer in September 2002 as an assistant portfolio manager. Prior to joining Pioneer, he was employed by Middleton & Company as an analyst on the team responsible for managing the equity portion of high net worth client portfolios. From 1997 to 2001 Mr. McPherson was an analyst with Evergreen Investment Management.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.


Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.75% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.

Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended December 31, 2002 through 2004 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm. Whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the period ended December 31, 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operations in 2002.
The annual report is available upon request.


Pioneer Small Cap Value VCT Portfolio
Class I shares(a)


                                                                     For the year ended December 31           11/08/01
                                                                  --------------------------------------         to
                                                                   2004         2003          2002          12/31/01(a)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $12.50      $  9.23        $ 10.87           $ 10.00
                                                                  --------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                     $(0.03)     $     -        $ (0.01)          $  0.01
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                     2.55         3.27          (1.63)             0.86
                                                                  --------------------------------------------------------
  Net increase (decrease) from investment operations              $ 2.52      $  3.27        $ (1.64)          $  0.87
Distributions to shareowners
 Net investment income                                                 -            -          (0.00)(b)          0.00
 Net realized gain                                                     -            -          (0.00)(b)             -
                                                                  --------------------------------------------------------
  Net increase (decrease) in net asset value                      $ 2.52      $  3.27        $ (1.65)          $  0.87
                                                                  --------------------------------------------------------
Net asset value, end of period                                    $15.02      $ 12.50        $  9.23           $ 10.87
                                                                  ========================================================
Total return*                                                      20.16%       35.43%        (15.08)%            8.70%
Ratio of net expenses to average net assets+                        1.25%        1.25%          1.25%             1.21%**
Ratio of net investment income (loss) to average net assets+       (0.21)%       0.03%         (0.05)%            0.86%**
Portfolio turnover rate                                               36%          74%            50%                0%
Net assets, end of period (in thousands)                         $17,993      $12,049        $ 6,603           $   504
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                       1.30%        2.40%          2.76%            77.48%**
 Net investment income (loss)                                      (0.26)%      (1.12)%        (1.56)%          (75.41)%**
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                       1.25%        1.25%          1.25%             1.21%
 Net investment income (loss)                                      (0.21)%       0.03%         (0.05)%            0.86%
--------------------------------------------------------------------------------------------------------------------------



(a) Shares of Pioneer Small Cap Value VCT Portfolio were first publicly offered on November 8, 2001.
(b)  Amount rounds to less than one cent per share

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.
**   Annualized

Basic information about Pioneer Small Company VCT Portfolio

Investment objective

Capital growth by investing in a diversified portfolio of securities consisting primarily of common stocks.


Principal investment strategies

Normally, the portfolio invests at least 80% of its total assets in equity securities of small companies. Small companies are those with market values at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index as measured at the end of the preceding month. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The size of the companies in the index changes with market conditions and the composition of the index. Pioneer monitors the portfolio so that, under normal circumstances, the capitalization range of the portfolio is consistent with the inclusion of the portfolio in the Lipper Small-Cap category. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, interests in real estate investment trusts (REITs) and preferred stocks.

--------------------------------------------------------------------------------
Market value

A company's market value or capitalization is calculated by multiplying the number of its outstanding shares by the current market price of a share.
--------------------------------------------------------------------------------

The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets as described above.


The portfolio may invest up to 25% of its total assets in REITs.

The portfolio may invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers.


Pioneer, the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:
   -  Favorable expected returns relative to perceived risk
   -  Management with demonstrated ability and commitment to the company
   - Estimated private market value in excess of current stock price. Private market value is the price an independent investor would pay to own the entire company
   - Turnaround potential for companies that have been through difficult periods
   - Low market valuations relative to earnings forecast, book value, cash flow and sales

Principal risks of investing in the portfolio
Even though the portfolio seeks capital growth, you could lose money on your investment or not make as much as if you invested elsewhere if:
   -  The stock market goes down (this risk may be greater in the short term)
   -  Small company or value stocks fall out of favor with investors
   - The portfolio's assets remain undervalued or do not have the potential value originally expected

The portfolio also has risks associated with investing in small companies. Compared to large companies, small companies, and the market for their equity securities, are likely to:
   - Be more sensitive to changes in the economy, earnings results and investor expectations
   -  Have more limited product lines and capital resources
   -  Experience sharper swings in market values
   -  Be harder to sell at the times and prices Pioneer thinks appropriate
   -  Offer greater potential for gain and loss


Risks of REITs
Real estate investment trusts are companies that invest primarily in real estate or real estate related loans. Investing in real estate investment trusts involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, the fund will in some cases indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

Investments other than U.S. equity securities
Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Some of these risks do not apply to the larger more developed non-U.S. markets. These risks may include:
   - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
   - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
   - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
   - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
   - Economic, political and social developments may adversely affect the securities markets
   -  Withholding and other non-U.S. taxes may decrease the portfolio's return

Market segment risks
At times, more than 25% of the portfolio's assets may be invested in the same market segment, such as financials or technology. To the extent the portfolio emphasizes investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance varies from year to year.

The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.


--------------------------------------------------------------------------------

Portfolio performance

The chart shows the performance of the portfolio's Class I shares for each full calendar year since the portfolio's inception on January 19, 2001. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

The highest calendar quarterly return
was 18.98% (3/31/01 to 6/30/01).

The lowest calendar quarterly return
was -19.91% (6/30/02 to 9/30/02).

Annual return Class I shares
(Year ended December 31)

   [THE FOLLOWING WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'02            -16.75
'03             25.30
'04             13.38


--------------------------------------------------------------------------------

Comparison with the Russell 2000 Index

The table shows the average annual total returns of the portfolio's Class I shares over time and compares these returns to the returns of the Russell 2000 Index. This index is a widely recognized measure of the performance of 2000 issuers with small to moderate market capitalizations. Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:
-  The sale of the shares at the end of the period
-  Reinvestment of all dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2004)



--------------------------------------------------------------------------------
                                                            Since     Inception
                                             1 Year     Inception          Date
--------------------------------------------------------------------------------
Class I                                       13.38          6.81       1/19/01
--------------------------------------------------------------------------------
Russell 2000 Index                            18.33          7.96             -
--------------------------------------------------------------------------------

Fees and expenses
These are the fees and expenses, based on the portfolio's latest fiscal year, you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio


as a percentage of average daily net assets                            Class I
-------------------------------------------------------------------------------
Management Fee                                                           0.75%
-------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                      None
-------------------------------------------------------------------------------
Other Expenses                                                           0.78%
-------------------------------------------------------------------------------
Total Operating Expenses                                                 1.53%
-------------------------------------------------------------------------------
Fee Waiver and Expense Limitation(1)                                    -0.28%
-------------------------------------------------------------------------------
Net Expenses(1)                                                          1.25%
-------------------------------------------------------------------------------



(1) The expenses in the table above reflect the contractual expense limitation in effect through May 1, 2006 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class I expenses to 1.25% of the average daily net assets attributable to Class I shares. Any differences in the fee waiver and expense limitation among classes result from rounding in the daily calculation of a class' net assets and expense limit, which may exceed 0.01% annually. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2006. See the statement of additional information for details regarding the expense limitation agreement.


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the portfolio's gross operating expenses remain the same and e) Pioneer's expense limitation is in effect for year one. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                            Number of years you own your shares
                                          -------------------------------------
                                             1         3         5          10
-------------------------------------------------------------------------------
Class I                                    $127      $456      $808      $1,800
-------------------------------------------------------------------------------


Non-principal investment strategies and related risks
As discussed, the portfolio invests primarily in equity securities of small companies.

This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).


Debt securities The portfolio may invest up to 20% of its total assets in debt securities of corporate and government issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade convertible debt securities issued by both U.S. and non-U.S. issuers. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective by offering the potential for capital growth, to diversify the portfolio or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Management

Portfolio management

Day-to-day management of the portfolio is the responsibility of co-managers Diego Franzin and Michael Rega. Mr. Franzin and Mr. Rega also may draw upon the research and investment management expertise of the global research team, which provides fundamental and quantitative research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Franzin, vice president and head of U.S. Quantitative Research & Management and leader of Global Active Quantitative Equity Research, joined Pioneer in 1998 as an active quantitative equity research analyst. Mr. Rega, vice president and senior portfolio manager, joined Pioneer in 2004. Prior to joining Pioneer, Mr. Rega was a vice president and portfolio manager at Liberty Financial (formerly Colonial Management Associates) from 1993 to 2000 and at 646 Advisors from 2000 to 2004.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.


Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.75% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.

Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended December 31, 2002 through 2004 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the period ended December 31, 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operations in 2002.
The annual report is available upon request.


Pioneer Small Company VCT Portfolio
Class I shares(a)


                                                                     For the year ended December 31           01/19/01
                                                                 ----------------------------------------        to
                                                                   2004         2003            2002         12/31/01(a)
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $ 11.44      $  9.13        $  10.97        $ 10.00
                                                                 -------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $ (0.03)   $    0.00(b)     $   0.00(b)     $  0.02
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                     1.56         2.31           (1.84)          0.95
                                                                 -------------------------------------------------------
  Net increase (decrease) from investment operations             $  1.53    $    2.31        $  (1.84)       $  0.97
Distributions to shareowners:
 Net investment income                                                 -            -           (0.00)(b)           -
                                                                 -------------------------------------------------------
  Net increase (decrease) in net asset value                     $  1.53    $    2.31        $  (1.84)       $  0.97
                                                                 -------------------------------------------------------
Net asset value, end of period                                   $ 12.97    $   11.44        $   9.13        $ 10.97
                                                                 =======================================================
Total return*                                                      13.38%       25.30%         (16.75)%         9.70%
Ratio of net expenses to average net assets+                        1.25%        1.25%           1.25%          1.24%**
Ratio of net investment income (loss) to average net assets+       (0.25)%       0.02%           0.07%          0.30%**
Portfolio turnover rate                                              114%          38%             53%            72%
Net assets, end of period (in thousands)                         $ 3,784    $   3,875        $  3,441        $ 2,375
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                       1.53%        2.42%           2.68%          7.49%**
 Net investment income (loss)                                      (0.53)%      (1.15)%         (1.36)%        (5.95)%**
Ratio with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                       1.25%        1.25%           2.68%          1.24%**
 Net investment income (loss)                                      (0.25)%       0.02%           1.36%          0.30%**
------------------------------------------------------------------------------------------------------------------------



(a) Shares of Pioneer Small Company VCT Portfolio were first publicly offered on January 19, 2001.
(b) Amount rounds to less than one cent per share.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+   Ratios with no reduction for fees paid indirectly.
**  Annualized

Basic information about Pioneer Strategic Income VCT Portfolio

Investment objective
A high level of current income.



Principal investment strategies

Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities. The portfolio has the flexibility to invest in a broad range of issuers and segments of the debt securities market. Pioneer, the portfolio's investment adviser, allocates the portfolio's investments among the following three segments of the debt markets:

   -  Below investment grade (high yield) securities of U.S. and non-U.S.
      issuers
   -  Investment grade securities of U.S. issuers
   -  Investment grade securities of non-U.S. issuers

Pioneer's allocations among these segments of the debt markets depend upon its outlook for economic, interest rate and political trends.

The portfolio invests primarily in:
   - Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities
   -  Debt securities of U.S. and non-U.S. corporate issuers
   -  Mortgage-backed and asset-backed securities

Below investment grade
debt securities

----------------------------------
A debt security is below
investment grade if it is rated BB
or lower by Standard & Poor's
Ratings Group or the equivalent
rating  by a nationally recognized
statistical rating organziation or
determined to be of equivalent
credit quality by pioneer.
----------------------------------


The portfolio's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The portfolio invests in securities with a broad range of maturities.


Depending upon Pioneer's allocation among market segments, up to 70% of the portfolio's total assets may be in debt securities rated below investment grade at the time of purchase or determined to be of equivalent quality by Pioneer. Up to 20% of the portfolio's total assets may be invested in debt securities rated below CCC by Standard & Poor's Ratings Group or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

As with all fixed income securities, the market values of convertible debt securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock.

Depending upon Pioneer's allocation among market segments, up to 85% of the portfolio's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets. Non-U.S. investments include securities issued by non-U.S. governments, banks or corporations and certain supranational organizations, such as the World Bank and the European Union.

Pioneer considers both broad economic factors and issuer specific factors in selecting a portfolio designed to achieve the portfolio's investment objective. In assessing the appropriate maturity, rating, sector and country weightings of the portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Pioneer determines the preferable portfolio characteristics, Pioneer selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. Pioneer also employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research.

Principal risks of investing in the portfolio
Even though the portfolio seeks a high level of current income, you could lose money on your investment, or the portfolio could fail to generate current income, if:
   - Interest rates go up, causing the value of the portfolio's investments to decline
   - The issuer of a security owned by the portfolio defaults on its obligation to pay principal and/or interest or has its credit rating downgraded
   - During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This is known as call or prepayment risk
   - During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk
   - Pioneer's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

To the extent the portfolio invests significantly in asset-backed and mortgage-related securities, its exposure to prepayment and extension risks may be greater than if it invested in other fixed income securities.

Government sponsored entities such as the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgaged-backed securities issued by them are neither guaranteed nor issued by the U.S. government.

Investment in high yield securities involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the portfolio is subject to the following specific risks:
   - Increased price sensitivity to changing interest rates and deteriorating economic environment
   -  Greater risk of loss due to default or declining credit quality
   - Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments

   - A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time

Risks of non-U.S. investments

Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Some of these risks do not apply to larger, more developed markets. These risks are more pronounced to the extent the portfolio invests in issuers in countries with emerging markets or if the portfolio invests significantly in one country. These risks may include:
   - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
   - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio's investments at times, in amounts and at prices it considers reasonable
   - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
   - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
   - Economic, political and social developments may adversely affect the securities markets
   -  Withholding and other non-U.S. taxes may decrease the portfolio's return
   - Non-U.S. governmental obligations involve the risk of debt moratorium, repudiation or renegotiation and the portfolio may be unable to enforce its rights against the issuers


Market segment risks
At times, more than 25% of the portfolio's assets may be invested in the same market segment, such as financials or technology. To the extent the portfolio emphasizes investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance varies from year to year.

The portfolio's past performance does not necessarily indicate how it portfolio will perform in the future. As a shareowner, you may lose or make money on your investment.


--------------------------------------------------------------------------------

Portfolio performance

The chart shows the performance of the portfolio's Class I shares for each full calendar year since the portfolio's inception on July 29, 1999. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

The highest calendar quarterly return
was 8.08% (3/31/03 to 6/30/03)

The lowest calendar quarterly return
was -2.1% (03/31/04 to 6/30/04)

Annual return Class I shares
(Year ended December 31)

   [THE FOLLOWING WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'00             4.51
'01             6.90
'02            10.72
'03            21.24
'04            10.25


--------------------------------------------------------------------------------

Comparison with the Lehman Brothers
U.S. Universal Index

The table shows the average annual total returns of the portfolio's Class I shares over time and compares these returns to the returns of the Lehman Brothers U.S. Universal Index. This index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:
-  The sale of the shares at the end of the period

-  Reinvestment of all dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2004)



--------------------------------------------------------------------------------
                                                             Since    Inception
                                     1 Year   5 Years    Inception         Date
--------------------------------------------------------------------------------
Class II                              10.25     10.58         9.84      7/29/99
--------------------------------------------------------------------------------
Lehman Brothers
U.S. Universal
Index                                  4.97      7.89         7.18            -
--------------------------------------------------------------------------------

Fees and expenses
These are the fees and expenses, based on the portfolio's latest fiscal year, you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio


as a percentage of average daily net assets                             Class I
-------------------------------------------------------------------------------
Management Fee                                                            0.65%
-------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                       None
-------------------------------------------------------------------------------
Other Expenses                                                            0.38%
-------------------------------------------------------------------------------
Total Operating Expenses                                                  1.03%
-------------------------------------------------------------------------------
Fee Waiver and Expense Limitation(1)                                     -0.00%
-------------------------------------------------------------------------------
Net Expenses(1)                                                           1.03%
-------------------------------------------------------------------------------



(1) The expenses in the table above reflect the contractual expense limitation in effect through May 1, 2006 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class I expenses to 1.25% of the average daily net assets attributable to Class I shares. Any differences in the fee waiver and expense limitation among classes result from rounding in the daily calculation of a class' net assets and expense limit, which may exceed 0.01% annually. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2006. See the statement of additional information for details regarding the expense limitation agreement.


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the portfolio's gross operating expenses remain the same and e) Pioneer's expense limitation is in effect for year one. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                            Number of years you own your shares
                                          -------------------------------------
                                             1         3         5          10
--------------------------------------------------------------------------------
Class I                                    $105      $328      $569      $1,259
--------------------------------------------------------------------------------


Non-principal investment strategies and related risks
As discussed, the portfolio invests primarily in a broad range of debt securities to achieve a high level of current income.

This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

Investments other than debt securities
The portfolio may invest up to 20% of its total assets in equity securities, including common stocks, preferred stocks, rights, warrants and depositary receipts. Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of loss than debt securities. Although equity securities may not pay dividends or contribute to achieving the portfolio's investment objective of a high level of current income, the portfolio invests in equity securities when Pioneer believes they offer the potential for capital gains or to diversify the portfolio.

The portfolio may enter into mortgage dollar roll transactions to earn additional income. In these transactions, the portfolio sells a U.S. agency mortgage-backed security and simultaneously agrees to repurchase at a future date another U.S. agency mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The portfolio loses the right to receive interest and principal payments on the security it sold. However, the portfolio benefits from the interest earned on investing the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon Pioneer's ability to forecast mortgage prepayment patterns on different mortgage pools. The portfolio may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value due to market conditions or prepayments on the underlying mortgages.


Additional information about debt securities
The portfolio's investments in U.S. government securities may include U.S. Treasury bills, notes and bonds as well as obligations of U.S. agencies, instrumentalities and sponsored entities. Obligations of these entities may be supported by the full faith and credit of the U.S., such as the Government National Mortgage Association, by the right of the issuer to borrow from the U.S. Treasury, such as the Federal Home Loan Banks, by the discretionary authority of the U.S. to purchase the issuer's securities, like the Federal National Mortgage Association, or only by the credit of the issuer, such as the Tennessee Valley Authority.


The portfolio may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private issuers or by agencies of the U.S. government and represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying mortgages are prepaid.

The portfolio may invest in mortgage derivatives and structured securities. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.


For purposes of the portfolio's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the portfolio will use the rating chosen by the portfolio manager as most representative of the security's credit quality. If a rating organization changes the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider if any action is appropriate in light of the portfolio's investment objective and policies.

Management

Portfolio management

Day-to-day management of the portfolio is the responsibility of co-managers Andrew Feltus and Richard Schlanger. Mr. Feltus and Mr. Schlanger are supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Feltus, a vice president, joined Pioneer in 1994 and has been an investment professional for more than 10 years. Mr. Schlanger joined Pioneer as a portfolio manager in 1988 after spending 12 years with Irving Trust Company in New York, where he had overall responsibility for managing nearly $1.5 billion in fixed income assets.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.


Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.

Distributions
The portfolio declares a dividend daily. The dividend consists of substantially all of the portfolio's net income. Investors begin to earn dividends on the first business day following receipt of payment for shares and continue to earn dividends up to and including the date of sale. Dividends are normally paid on the last business day of each month. The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio may pay additional distributions and dividends at other times if necessary for the portfolio to avoid a federal tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended December 31, 2002 through 2004 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the fiscal years ended December 31, 2000 and 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operations in 2002. The annual report is available upon request.


Pioneer Strategic Income VCT Portfolio
Class I shares(a)


                                                                      For the year ended December 31
                                                         --------------------------------------------------------
                                                            2004          2003        2002       2001       2000
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $ 11.01       $  9.67    $  9.33      $ 9.43     $ 9.75
                                                         --------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                   $  0.60       $  0.62    $  0.65      $ 0.67     $ 0.73
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions             0.47          1.38       0.32       (0.04)     (0.32)
                                                         --------------------------------------------------------
  Net increase (decrease) from investment
   operations                                            $  1.07       $  2.00    $  0.97      $ 0.63     $ 0.41
Distributions to shareowners:
 Net investment income                                     (0.66)        (0.66)     (0.63)      (0.67)     (0.73)
 Net realized gain                                         (0.16)            -          -       (0.06)         -
                                                         --------------------------------------------------------
  Net increase (decrease) in net asset value             $  0.25       $  1.34    $  0.34      $(0.10)    $(0.32)
                                                         --------------------------------------------------------
Net asset value, end of period                           $ 11.26       $ 11.01    $  9.67      $ 9.33     $ 9.43
                                                         ========================================================
Total return*                                              10.25%        21.24%     10.72%       6.90%      4.51%
Ratio of net expenses to average net assets+                1.03%         1.25%      1.25%       1.25%      1.30%
Ratio of net investment income to average net assets+       5.52%         5.95%      6.75%       7.16%      7.53%
Portfolio turnover rate                                       53%           68%        50%         55%        54%
Net assets, end of period (in thousands)                 $20,814       $19,312    $14,692      $7,479    $ 3,265
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction
 for fees paid indirectly:
 Net expenses                                               1.03%         1.25%      1.62%       2.44%      2.97%
 Net investment income                                      5.52%         5.95%      6.38%       5.97%      5.86%
Ratios with waiver of management fees and
 assumption of expenses by PIM and reduction
 for fees paid indirectly:
 Net expenses                                               1.03%         1.25%      1.25%       1.25%      1.25%
 Net investment income                                      5.52%         5.95%      6.75%       7.16%      7.58%
-----------------------------------------------------------------------------------------------------------------


* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
+  Ratios with no reduction for fees paid indirectly.

Common portfolio investment policies

Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate, including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.


Cash management and temporary investments
Normally, each portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less then one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual case flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading
The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

Derivatives

Each portfolio (other than Money Market portfolio) may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts (if applicable) and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, portfolios do not use derivatives as a primary investment technique and generally limit their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:

   - As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
   -  As a substitute for purchasing or selling securities
   - To increase the portfolio's return as a non-hedging strategy that may be considered speculative


Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective.


Management


Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.

Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management were approximately $175 billion worldwide, including over $42 billion in assets under management by Pioneer.

The investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order (Exemptive Order) from the Securities and Exchange Commission (SEC) that permits Pioneer, subject to the approval of the portfolios' Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the SEC adopts a rule that would supersede the Exemptive Order, Pioneer and the portfolios intend to rely on such rule to permit Pioneer, subject to the approval of the portfolios' Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a portfolio without shareholder approval. This policy is currently applicable to the Balanced, Small Cap Value and Small Company portfolios as well as other portfolios that are not offered through this prospectus.


Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.


Distributions and taxes


Shares of the portfolios are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolios to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

Under the Internal Revenue Code of 1986, as amended (Code), a portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.


Each portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. Each portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, each portfolio will generally not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, each portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Shareholder information


Net asset value


--------------------------------------------------------------------------------
Share price

The net asset value per share calculated on the day of a transaction.
--------------------------------------------------------------------------------


Each portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).



Each portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, each portfolio uses a security's fair value. All methods of determining the value of a security used by a portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by a portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, each portfolio relies upon securities prices provided by pricing services.

Each portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time a portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by a portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time a portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, each portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. Each portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. Each portfolio values debt securities with remaining maturities of 60 days or less at amortized cost. To the extent that a portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

Investments in shares of the portfolios

-------------------------------
Since you may not directly
purchase shares of the
portfolios, you should read the
prospectus for your insurance
company's Variable Contract
to learn how to purchase a
Variable Contract based on
the portfolios.
-------------------------------

Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Variable Contracts or Qualified Plans may or may not allow you to allocate your investments in the Variable Contracts to all the portfolios described in this prospectus. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.

Selling
Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading
Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

   - The sale of shares of a portfolio within a short period of time after the shares were purchased;
   -  Two or more purchases and redemptions within a short period of time; or
   - A series of transactions that is indicative of a timing pattern or strategy.

The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolios may reject any purchase order before its acceptance or an offer prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                     Notes

Pioneer Variable Contracts Trust

Class I Shares

You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

Shareowner reports
Annual and semiannual reports to shareowners provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.


You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786)


[LOGO] PIONEER
       Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109
                                                                  17326-00-0405
                                         (C)2005 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                 Member SIPC

Pioneer America Income VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class II Shares Prospectus
May 1, 2005


Introduction
Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of Pioneer America Income VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio

Strategic focus

America Income invests for as high a level of current income as is consistent with the preservation of capital. The portfolio invests exclusively in U.S. government securities and repurchase agreements and "when-issued" commitments with respect to these securities.

Contents


Basic information about the portfolio .........   1
Common portfolio investment policies ..........   7
Management ....................................   7
Distributions and taxes .......................   8
Shareholder information .......................   9


An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer America Income
VCT Portfolio

Investment objective
As high a level of current income as is consistent with preservation of capital.

Principal investment strategies
Normally, the portfolio invests exclusively in U.S. government securities and repurchase agreements and "when-issued" commitments with respect to these securities. These securities include:

   - U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, including U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities greater than 10 years)
   - Obligations issued by or guaranteed as to payment of principal and interest by the U.S. Treasury and certain agencies and instrumentalities of the U.S. government, such as Government National Mortgage Association
      (GNMA) and Federal Housing Administration (FHA)

   - Securities issued by an agency or instrumentality that are not guaranteed by the U.S. Treasury, such as securities issued by Federal National Mortgage Association (FNMA), which are supported by the right to borrow money from the U.S. Treasury under certain circumstances, or securities issued by the Federal Home Loan Bank, which are supported solely by the credit of the agency

Government sponsored entities such as the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government.

The portfolio's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The portfolio may invest in securities of any maturity. Although the average dollar weighted maturity of the portfolio's assets may vary significantly, it generally will not exceed 20 years.



Pioneer, the portfolio's investment adviser, considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the portfolio's investment objective. In assessing the appropriate maturity and sector weighting for the portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Pioneer determines the preferable portfolio characteristics, Pioneer selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity, and sector and issuer diversification. Pioneer also employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, to assess an issuer's credit quality. In making portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research.


--------------------------------------------------------------------------------
Information for federal credit unions


The fund may only invest in securities and engage in transactions in securities to the extent that they are legal under applicable Federal law for federal credit unions.
--------------------------------------------------------------------------------

Principal risks of investing in the portfolio
Even though the portfolio seeks a high level of current income as is consistent with preservation of capital, you could lose money on your investment or the portfolio could fail to generate current income if:

   - Interest rates go up causing the value of the portfolio's investments to decline
   - During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This is known as call or prepayment risk
   - During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk
   - Pioneer's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

   To the extent the portfolio invests significantly in mortgage-backed securities, its exposure to prepayment and extension risks may be greater than other investments in fixed income securities.


To the extent the portfolio invests significantly in mortgage-backed securities, its exposure to prepayment and extension risks may be greater than other investments in fixed income securities. Although mortgage pools issued by U.S. agencies are guaranteed with respect to payments of principal and interest, such guarantee does not apply to losses resulting from declines in the market value of such securities. Mortgage derivatives held by the portfolio may have especially volatile prices and may have a disproportionate effect on the portfolio's share price.

Not all U.S. government securities are backed by the full faith and credit of the United States. Some agencies and instrumentalities, such as FNMA, are only supported by the right to borrow money from the U.S. Treasury under certain circumstances. Other agencies and instrumentalities, such as the Federal Home Loan Bank, are supported solely by the credit of the agency. The guarantee by the U.S. Treasury or agency or instrumentality of the U.S. government applies only to payment of principal and interest and does not extend to the market value of the security.

Market segment risks
At times, more than 25% of the portfolio's assets may be invested in the same market segment, such as financials or technology. To the extent the portfolio emphasizes investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.


The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance varies from year to year.


The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Portfolio performance
The chart shows the performance of the portfolio's Class II shares for each full calendar year since the inception of Class I on March 1, 1995. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2003 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. For the period after May 1, 2003, the actual performance of Class II shares is reflected, which performance may be influenced by the smaller asset size of Class II shares compared to Class I shares. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

Annual return Class II shares
(Year ended December 31)

   [THE FOLLOWING WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'96             1.04
'97             8.17
'98             7.88
'99            -2.84
'00            11.47
'01             6.21
'02            10.04
'03             3.71
'04             3.04

The highest calendar quarterly return was 4.96% (6/30/01 to 9/30/01).


The lowest calendar quarterly return was -2.47% (1/01/96 to 03/31/96).


Comparison with the Lehman Brothers Government Bond Index and the Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index
The table shows the average annual total returns of the portfolio's Class II shares over time and compares these returns to the returns of the Lehman Brothers Government Bond Index and the Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index. The Lehman Brothers Government Bond Index is a measure of the performance of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. The Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index is an unmanaged index including 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). The performance of Class II shares for the period prior to the commencement of operations of Class II shares on August 1, 2000 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. Unlike the portfolio, the indices are not managed and do not incur expenses. The table assumes:

   -  The sale of the shares at the end of the period
   -  Reinvestment of all dividends and distributions


Average annual total return (%)
(for periods ended December 31, 2004)



                                                                                    Inception
                                                                        Since         Date
                                               1 Year     5 Years     Inception     (Class I)
---------------------------------------------------------------------------------------------
Class II                                         3.04        6.84         5.43       3/1/95
---------------------------------------------------------------------------------------------
Lehman Brothers Government Bond Index            3.48        7.48         7.15           --
---------------------------------------------------------------------------------------------
Lehman Brothers Fixed-Rate Mortgage-Backed
Securities Index                                 4.70        7.14         7.18           --
---------------------------------------------------------------------------------------------

Fees and expenses
These are the fees and expenses, based on the portfolio's latest fiscal year, you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.


Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                                                       Class II
--------------------------------------------------------------------------------
Management Fee                                                            0.55%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                      0.25%
--------------------------------------------------------------------------------
Other Expenses                                                            0.26%
--------------------------------------------------------------------------------
Total Operating Expenses                                                  1.06%
--------------------------------------------------------------------------------



Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:



               Number of years you own your shares
             ---------------------------------------
                1         3         5          10
----------------------------------------------------
Class II      $108      $337      $585      $1,294
----------------------------------------------------



Non-principal investment strategies and related risks
As discussed, the portfolio invests exclusively in U.S. government securities and repurchase agreements and "when-issued" commitments with respect to these securities.

This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

More on mortgage-backed securities, repurchase agreements and "when-issued" securities
The portfolio may invest in mortgage-backed securities issued by agencies or instrumentalities of the U.S. government. These securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real estate. Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying mortgages are prepaid. For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

Repurchase agreements are arrangements under which the portfolio purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the portfolio's purchase price, with the difference being income to the portfolio. The other party's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Repurchase agreements afford the portfolio an opportunity to earn income on temporarily available cash at low risk. However, in the event that the other party to the repurchase agreement defaults on its obligations, the portfolio may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. In addition, if the portfolio is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.

The portfolio may purchase and sell securities, including GNMA certificates, on a when-issued or delayed delivery basis. These transactions arise when securities are purchased or sold by the portfolio with payment and delivery taking place at a fixed future date. The portfolio may engage in these transactions when it believes they would result in a favorable price and yield for the security being purchased or sold. The market value of when-issued or delayed delivery transactions may increase or decrease as a result of changes in interest rates. These transactions involve risk of loss if the value of the underlying security changes unfavorably before the settlement date. There is also a risk that the other party to the transaction will default on its obligation to purchase or sell the security, which may result in the portfolio missing the opportunity to obtain a favorable price or yield elsewhere.

Management

Portfolio management
Day-to-day management of the portfolio is the responsibility of Richard Schlanger. Mr. Schlanger is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Schlanger joined Pioneer as a portfolio manager in 1988 after spending 12 years with Irving Trust Company in New York, where he had overall responsibility for managing nearly $1.5 billion in fixed income assets.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.


Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.55% of the portfolio's average daily net assets. The fee is normally computed daily and aid monthly

Distributions
The portfolio declares a dividend daily. The dividend consists of substantially all of the portfolio's net income. Investors begin to earn dividends on the first business day following receipt of payment for shares and continue to earn dividends up to and including the date of sale. Dividends are normally paid on the last business day of each month. The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.


Pioneer America Income VCT Portfolio
Class II shares(a)

                                                                                      Year Ended      5/1/03 to
                                                                                       12/31/04       12/31/03
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                   $ 10.37        $ 10.57
Increase (decrease) from investment operations:
 Net investment income                                                                 $  0.41        $  0.21
 Net realized and unrealized loss on investments and foreign currency transactions       (0.11)         (0.15)
                                                                                       --------       --------
  Net increase from investment operations                                              $  0.30        $  0.06
Distributions to shareowners:
 Net investment income                                                                   (0.55)         (0.26)
 Net realized gain                                                                          --             --
                                                                                       --------       --------
 Net decrease in net asset value                                                       $ (0.25)       $ (0.20)
                                                                                       --------       --------
 Net asset value, end of period                                                        $ 10.12        $ 10.37
                                                                                       ========       ========
Total return*                                                                             3.04%          2.60%
Ratio of net expenses to average net assets+                                              1.06%**        1.01%**
Ratio of net investment income to average net assets+                                     3.29%**        2.42%**
Portfolio turnover rate                                                                     37%**          34%
Net assets, end of period (in thousands)                                               $13,791        $ 2,637
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                             1.06%**        1.01%**
 Net investment income                                                                    3.29%**        2.42%**

(a)  Class II shares were first publicly offered on May 1, 2003.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized


+  Ratios with no reduction for fees paid indirectly.

Common portfolio investment policies

Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.

Cash management and temporary investments
Normally, each portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading

The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.


Management

Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management were approximately $175 billion worldwide, including over $42 billion in assets under management by Pioneer.


The investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Distribution plan
The portfolios have adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, each portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Distributions and taxes

Shares of the portfolios are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolios to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.


Under the Internal Revenue Code of 1986, as amended (Code), a portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.


Each portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. Each portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, each portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, each portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Shareholder information


Net asset value

The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, the portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.


Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values debt securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.


Investments in shares of the portfolios

Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of a transaction.
--------------------------------------------------------------------------------

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolios, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolios.
--------------------------------------------------------------------------------

Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.

Selling
Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading

Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

   - The sale of shares of a portfolio within a short period of time after the shares were purchased;
   -  Two or more purchases and redemptions within a short period of time; or
   - A series of transactions that is indicative of a timing pattern or strategy.


The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus.

While we use efforts that we believe are reasonable before its acceptance or an order under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolios may reject any purchase order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                     Notes

                                     Notes

Pioneer Variable Contracts Trust


Class II Shares

You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

Shareowner reports
Annual and semiannual reports to shareowners provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.


You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786)


[LOGO] PIONEER
       Investments(R)
Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109

www.pioneerfunds.com                                               17295-00-0405
                                         (C)2005 Pioneer Funds Distributor, Inc.
                                                                     Member SIPC

Pioneer AmPac Growth VCT Portfolio
A Portfolio of Pioneer Variable Contracts Trust
Class II Shares Prospectus
May 1, 2005


Introduction

Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of Pioneer AmPac Growth VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.


Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio

Strategic focus


Pioneer AmPac Growth VCT Portfolio invests primarily in equity securities of issuers that have substantial sales to, or receive significant income from, countries within the Pacific Rim.


Contents

Basic information about the portfolio .........   1
Common portfolio investment policies ..........   7
Management ....................................   7
Distributions and taxes .......................   8
Shareholder information .......................   9

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer AmPac Growth VCT Portfolio


Investment objective

Long term capital growth.

Principal investment strategies

Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of issuers that have substantial sales to, or receive significant income from, countries within the Pacific Rim. These issuers meet one of the following criteria:


     - 50% or more of the issuer's earnings or sales are attributed to, or assets are situated in, Pacific Rim countries (including the U.S. and other countries bordering the Pacific Ocean, such as China and Indonesia)
     - 50% or more of the issuer's earnings or sales are attributed to, or assets are situated in, Pacific Rim countries other than the U.S.

The portfolio may invest up to 30% of the value of its investments in equity securities in the equity securities of non-U.S. issuers that are traded in U.S. markets.


The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its net assets in equity securities of issuers that have substantial sales to, or receive significant income from, countries within the Pacific Rim, as described above.


In determining which issuers are eligible for inclusion in the portfolio, the subadviser relies largely on published annual geographic data provided by many multinational companies. However, many issuers don't separately report earnings by geographic source. As a result, the portfolio's subadviser also relies on discussions with officials of companies being considered for inclusion in the portfolio. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred stocks.


The portfolio uses a "growth" style of management and seeks to invest in issuers with above average potential for earnings growth. Pioneer has engaged
L. Roy Papp & Associates, LLP ("Papp") to act as the portfolio's subadviser under Pioneer's supervision. The portfolio purchases equity securities that the subadviser believes have favorable prospects for capital appreciation because these securities are trading at prices that, in the subadviser's opinion, do not fully reflect their value relative to the market as a whole. The subadviser evaluates an issuer's prospects for capital appreciation by considering, among other factors, growth over extended periods of time, profitability created through operating efficiency rather than financial leverage, and whether cash flows confirm the sustainability of growth. The subadviser follows a "buy and hold" strategy. Once a security is purchased, the portfolio ordinarily retains an investment so long as the subadviser continues to believe that the security's prospects for appreciation continue to be favorable and that the security is not overvalued in the marketplace. The subadviser does not attempt to time the market.


Principal risks of investing in the portfolio
Even though the portfolio seeks growth of capital, you could lose money on your investment or not make as much as if you invested elsewhere if:

     -  The stock market goes down (this risk may be greater in the short term)
     -  Growth stocks fall out of favor with investors
     - The subadviser's judgment about the attractiveness, growth potential or potential appreciation of a particular stock proves to be incorrect
     -  Securities of non-U.S. issuers fall out of favor with investors

Investing in non-U.S. issuers, including emerging market issuers, may involve unique risks. These risks may include:

     - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
     - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
     - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     - Economic, political or social developments may adversely affect the securities markets
     - Withholding and other non-U.S. taxes may decrease the portfolio's return

Investing in the securities of U.S. issuers with substantial activities in the Pacific Rim may also involve many of these risks. The portfolio's emphasis on issuers with significant earnings, sales or assets in Pacific Rim countries outside the U.S. makes the portfolio more vulnerable to potential adverse economic or market developments affecting that region than would be the case for a portfolio investing in companies with broader geographic diversification of their businesses.

The portfolio may invest in fewer than 40 securities and, as a result, the portfolio's performance may be more volatile than the performance of funds holding more securities.


Market Segment risks
At times, more than 25% of the portfolio's assets may be invested in the same market segment, such as financials or technology. To the extent the portfolio emphasizes investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The portfolio's past performance
Since the portfolio is newly organized, it does not disclose any performance information. The portfolio's performance will vary from year to year. Past performance does not necessarily indicate how a portfolio will perform in the future. As a shareowner, you may lose or make money on your investment.

Fees and expenses
These are the fees and expenses, based on estimated expenses for the portfolio's current fiscal year, you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                                 Class II
-----------------------------------------------------------
Management Fee                                      0.75%
-----------------------------------------------------------
Distribution and Service (12b-1) Fee                0.25%
-----------------------------------------------------------
Other Expenses(1)                                  14.01%
-----------------------------------------------------------
Total Operating Expenses                           15.01%
-----------------------------------------------------------
Less: Fee Waiver and Expense Limitation(2)        -14.06%
-----------------------------------------------------------
Net Expenses(2)                                     0.95%
-----------------------------------------------------------


(1) Other Expenses are based on estimated amounts for the current fiscal year.


(2) The expenses in the table above reflect the contractual expense limitation in effect through May 1, 2006 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses to 0.95% of the average daily net assets attributable to Class II shares. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2006. See the statement of additional information for details regarding the expense limitation agreement.


Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the portfolio's gross operating expenses remain the same and e) Pioneer's expense limitation is in effect for year one. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:



                Number of years you own your shares
             ------------------------------------------
                1         3           5           10
-----------------------------------------------------------
Class II      $97      $2,916      $5,198      $9,182
-----------------------------------------------------------


Non-principal investment strategies and related risks

As discussed, the portfolio invests primarily in equity securities of issuers that have substantial sales to, and significant income from, countries within the Pacific Rim.


This section and "Common portfolio investment practices" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

Investments other than U.S. equity securities
The portfolio may invest up to 20% of its total assets in debt securities. The debt securities may be issued by U.S. or non-U.S. corporate and government issuers. Generally the portfolio acquires debt securities that are rated investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities issued by both U.S. and non-U.S. corporate and government issuers, including below investment grade convertible debt securities. The portfolio invests in debt securities when the subadviser believes they are consistent with the portfolio's investment objective by offering the potential for capital appreciation, to diversify the portfolio or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the subadviser. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Management

Investment adviser
Pioneer, the portfolio's investment adviser, selects the portfolio's investments, oversees the portfolios' operations and supervises the portfolio's subadviser, which is responsible for the day-to-day management of the portfolio.

Investment subadviser

Papp, the portfolio's subadviser, is an investment adviser to individuals, trusts, retirement plans, endowments and foundations. As of December 31, 2004, Papp's assets under management were approximately $570 million. Papp's main office is located at 6225 North 24th Street, Suite 150, Phoenix, AZ 85016.

Portfolio management
Day-to-day management of the portfolio is the responsibility of L. Roy Papp and Rosellen C. Papp, who have managed the fund since its commencement. L. Roy Papp and Rosellen C. Papp have been investment professionals since 1955 and 1981, respectively.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.


Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.75% of the portfolio's average daily net assets up to $1 billion and 0.70% on assets over $1 billion. The fee is normally computed daily and paid monthly. Pioneer, and not the portfolio, pays a portion of the fee it receives from the portfolio to Papp as compensation for Papp's subadvisory services to the portfolio.

Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights
The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal year ended December 31, 2004 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements.

Pioneer AmPac Growth VCT Portfolio
Class II shares


                                                                         3/15/04
                                                                            to
Class II                                                                 12/31/04
----------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 10.00
                                                                       -------
Increase from investment operations:
 Net investment income                                                 $  0.05
 Net realized and unrealized gain on investments                          0.09
                                                                       -------
   Net increase from investment operations                             $  0.14
                                                                       -------
 Net increase in net asset value                                       $  0.14
                                                                       -------
 Net asset value, end of period                                        $ 10.14
                                                                       -------
   Total return*                                                          1.40%
   Ratio of net expenses to average net assets+                           0.95%**
   Ratio of net investment income to average net assets+                  1.40%**
   Portfolio turnover rate                                                   7%
   Net assets, end of period (in thousands)                              1,424
   Ratios with no waiver of management fees and assumption
   of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                            15.01%**
 Net investment loss                                                    (12.68)%**
   Ratios with waives of management fees and assumptions
   of expenses by PIM and reduction for fees paid indirectly
 Net expenses                                                             0.95%**
 Net investment income                                                    1.40%**
-----------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period. Portfolio turnover rate is not annualized.

** Annualized.

+  Ratios with no reduction for fees paid indirectly.

Common portfolio investment policies


Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate, including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.


Cash management and temporary investments
Normally, each portfolio invests substantially all of its assets to meet its investment objective. Each portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when the subadviser believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading
The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

Derivatives

Each portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts (if applicable) and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolios do not use derivatives as a primary investment technique and generally limit their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:


     - As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     -  As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative


Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective.


Management

Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management were approximately $175 billion worldwide, including over $42 billion in assets under management by Pioneer.


The investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order (Exemptive Order) from the Securities and Exchange Commission (SEC) that permits Pioneer, subject to the approval of the portfolios' Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the SEC adopts a rule that would supersede the Exemptive Order, Pioneer and the portfolios intend to rely on such rule to permit Pioneer, subject to the approval of the portfolios' Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a portfolio without shareholder approval.

Distribution plan
The portfolios have adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, each portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are paid out of the portfolio's assets on an ongoing basis, over time they increase the cost of your investment and may cost you more than paying other types of sales charges.

Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Distributions and taxes
Class II shares of the portfolios are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolios to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

Under the Internal Revenue Code of 1986, as amended (Code), a portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.

Each portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. Each portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, each portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, each portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Shareholder information


Net asset value
The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, the portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.


----------------------------------------
Share price
The net asset value per share
calculated on the day of a transaction.
----------------------------------------


Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values debt securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.


---------------------------------------------------
Since you may not directly purchase
shares of the portfolios, you should
read the prospectus for your
insurance company's Variable
Contract to learn how to purchase a
Variable Contract based on the
portfolios.
---------------------------------------------------

Investments in shares of the portfolios
Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.

Selling
Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.


Excessive trading
Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     - The sale of shares of a portfolio within a short period of time after the shares were purchased;
     - Two or more purchases and redemptions within a short period of time; or
     - A series of transactions that is indicative of a timing pattern or strategy.

The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                     Notes

                                     Notes

Pioneer Variable Contracts Trust

Class II Shares

You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

Shareowner reports
Annual and semiannual reports to shareowners provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.

You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-08786)

[LOGO]
PIONEER
Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                   17318-00-0405
                                        (C) 2005 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                 Member SIPC

Pioneer Balanced VCT Portfolio
A portfolio of Pioneer Variable Contracts Trust

Class II Shares Prospectus
May 1, 2005


Introduction

Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of Pioneer Balanced VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio

Strategic focus

Balanced invests for capital growth and current income by actively managing investments in a diversified portfolio of equity securities and bonds.

Contents

Basic information about the portfolio .........   1
Common portfolio investment policies ..........   7
Management ....................................   7
Distributions and taxes .......................   8
Shareholder information .......................   9

An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic Information about Pioneer Balanced
VCT Portfolio

Investment objective

Capital growth and current income by actively managing investments in a diversified portfolio of equity securities and bonds.

Principal investment strategies

For purposes of the portfolio's investment policies, equity investments include common stocks, convertible debt, equity interests in real estate investment trusts (REITs), and securities with common stock characteristics, such as preferred stocks. The portfolio's investments in debt securities include U.S. government securities, corporate debt securities, mortgage- and asset-backed securities and commercial paper. Debt securities in which the portfolio invests may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

The portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs). REITs are companies that invest primarily in real estate or real estate related loans.

The portfolio may invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers. The portfolio invests in non-U.S. securities to diversify its portfolio when they offer similar or greater potential for capital appreciation.


In selecting equity securities, Pioneer, the portfolio's investment adviser, seeks securities selling at reasonable prices and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. Pioneer also considers a security's potential to provide a reasonable amount of income. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting equity investments include:

     o  Favorable expected returns relative to perceived risk
     o  Above average potential for earnings and revenue growth
     o Low market valuations relative to earnings forecast, book value, cash flow and sales
     o A sustainable competitive advantage, such as a brand name, customer base, proprietary technology or economies of scale

In selecting debt securities, Pioneer considers both broad economic factors and issuer specific factors. In assessing the appropriate maturity and sector weighting of the debt portion of the portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Pioneer determines the preferable portfolio characteristics, Pioneer selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity, sector and issuer diversification. Pioneer also employs fundamental research and due diligence to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability.

In making portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research.

Portfolio turnover

The portfolio's annual portfolio turnover rate will vary based on many factors and has exceeded 100%. A high portfolio turnover rate may result in high transaction costs that are borne by the portfolio and its shareholders and may increase your tax liability if these transactions result in income or gains. See "Financial highlights" for actual annual turnover rate.

--------------------------------------------------------------------------------
Asset allocation

Pioneer allocates the portfolio's assets between equity and debt securities based on its assessment of current business, economic and market conditions. Normally, equity and debt securities each represent 35% to 35% of the portfolio's net assets.
--------------------------------------------------------------------------------

Principal risks of investing in the portfolio

Even though the portfolio seeks capital growth and current income, you could lose money on your investment or not make as much as if you invested elsewhere if:

     o  The stock market goes down (this risk may be greater in the short term)
     o The portfolio's equity investments do not have the growth potential originally expected
     o Stocks selected for income do not achieve the same return as securities selected for capital growth

The portfolio also has risks associated with investing in debt securities. The portfolio could underperform other investments if:

     o  Interest rates go up causing the value of the portfolio to decline
     o The issuer of a debt security owned by the portfolio defaults on its obligation to pay principal or interest or has its credit rating downgraded

     o During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This is known as call or prepayment risk

     o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk.

     o Pioneer's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

Risks of REITs

REITs are companies that invest primarily in real estate or real estate related loans. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, the portfolio will in some cases indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

Risks of non-U.S. investments

Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
     o Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     o Economic, political and social developments may adversely affect the securities markets
     o  Withholding and other non-U.S. taxes may decrease the portfolio's return

Market segment risks

At times, more than 25% of the portfolio's assets may be invested in the same market segment, such as financials or technology. To the extent the portfolio emphasizes investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The portfolio's past performance

The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance varies from year to year.

The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Portfolio performance

The chart shows the performance of the portfolio's Class II shares for each full calendar year since the inception of Class I on March 1, 1995. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2003 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. For the period after May 1, 2003, the actual performance of Class II shares is reflected, which performance may be influenced by the smaller asset size of Class II shares compared to Class I shares.

The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

Annual return Class II shares
(Year ended December 31)

[TABULAR REPRESENTATION OF BAR CHART]

'96               13.42
'97               15.83
'98               -0.39
'99                2.28
'00                5.19
'01               -2.51
'02              -10.49
'03               18.80
'04                4.59

The highest calendar quarterly return was 11.51% (3/31/03 to 6/30/03).

The lowest calendar quarterly return was -11.54% (6/30/02 to 9/30/02).

Comparison with the Standard & Poor's (S&P) 500 Index and the Lehman Brothers Aggregate Bond Index

The table shows the average annual total returns of the portfolio's Class II shares over time and compares these returns to the returns of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The S&P 500 Index is a widely recognized measure of the performance of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lehman Brothers Aggregate Bond Index is a widely recognized market value-weighted index composed of the Lehman Brothers Government/Credit, Mortgage-Backed, Asset-Backed and Commercial Mortgage-Based Securities indices. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2003 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. Unlike the portfolio, the indices are not managed and do not incur expenses. The table assumes:

     o  The sale of the shares at the end of the period
     o  Reinvestment of all dividends and distributions

Average annual total return (%)
(for periods ended December 31, 2004)

                                                                               Inception
                                                                   Since         Date
                                          1 Year     5 Years     Inception     (Class I)
-----------------------------------------------------------------------------------------
Class II                                    4.59       2.67          6.40        3/1/95
-----------------------------------------------------------------------------------------
S&P 500 Index                              11.04      -2.27         11.56             -
-----------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index        4.34       7.71          7.39             -
-----------------------------------------------------------------------------------------


Fees and expenses

These are the fees and expenses, based on estimated expenses for the portfolio's latest fiscal year, you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.


Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                                                      Class II
Management Fee                                                           0.65%
-------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                     0.25%
-------------------------------------------------------------------------------
Other Expenses                                                           0.29%
-------------------------------------------------------------------------------
Total Operating Expenses                                                 1.19%
-------------------------------------------------------------------------------


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                        Number of years you own your shares
                                 -----------------------------------------------
                                    1            3            5            10
--------------------------------------------------------------------------------
Class II                          $121         $378         $654         $1,443
--------------------------------------------------------------------------------


Non-principal investment policies and related risks

As discussed, the portfolio primarily invests in equity securities and bonds to seek capital growth and current income.

This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).


More on U.S. government securities, mortgage- and asset-backed securities and mortgage derivatives


The portfolio may invest in U.S. government securities. U.S. government securities include obligations: directly issued by or supported by the full faith and credit of the U.S. government, like Treasury bills, notes and bonds and Government National Mortgage Association certificates; supported by the right of the issuer to borrow from the U.S. Treasury, like those of the Federal Home Loan Banks; supported by the discretionary authority of the U.S.

government to purchase the agency's securities, like those of the Federal National Mortgage Association; or supported only by the credit of the issuer itself, like the Tennessee Valley Authority.

The portfolio may invest in mortgage-backed and asset-backed securities. Mortgage-related securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying mortgages are prepaid.

For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

Investments in below investment grade debt securities

Up to 10% of the portfolio's total assets may be invested in debt securities rated below investment grade, including below investment grade convertible debt securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

More on rating criteria

For purposes of the portfolio's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the portfolio will use the rating chosen by the portfolio manager as most representative of the security's credit quality. If a rating organization changes the quality rating assigned to one or more of the portfolio's securities, Pioneer will consider if any action is appropriate in light of the portfolio's investment objective and policies.

Management

Portfolio management

Day-to-day management of portfolio is the responsibility of co-managers Timothy Mulrenan (equity securities) and Richard Schlanger (fixed income securities). Mr. Mulrenan and Mr. Schlanger are supported by the fixed income team and the domestic equity team. Members of these teams manage other Pioneer funds that invest primarily in fixed income securities and U.S. equity securities, respectively. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Mulrenan joined Pioneer in 1997 as an analyst and has managed portfolios since 1998. Mr. Schlanger joined Pioneer as a portfolio manager in 1988 after spending 12 years with Irving Trust Company in New York, where he had overall responsibility for managing nearly $1.5 billion in fixed income assets.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.

Management fee

The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.

Distributions

The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income quarterly during March, June, September and December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.


Pioneer Balanced VCT Portfolio
Class II shares


                                                                          Year Ended       5/1/03 to
Class II (a)                                                               12/31/04        12/31/03
----------------------------------------------------------------------------------------------------
                                                                            $ 14.02         $ 12.67
Net asset value, beginning of period                                        -------         -------
Increase from investment operations:
 Net investment income                                                      $  0.22         $  0.14
 Net realized and unrealized gain on investments                               0.42            1.40
                                                                            -------         -------
  Net increase from investment operations                                   $  0.64         $  1.54
Distributions to shareowners:
 Net investment income                                                        (0.28)          (0.19)
                                                                            -------
 Net increase in net asset value                                            $  0.36         $  1.35
                                                                            -------         -------
 Net asset value, end of period                                             $ 14.38         $ 14.02
                                                                            =======         ========
Total return*                                                                  4.59%          12.17%
Ratio of net expenses to average net assets+                                   1.19%           1.11%**
Ratio of net investment income to average net assets+                          1.81%           1.12%**
Portfolio turnover rate                                                          30%             37%**
Net assets, end of period (in thousands)                                    $10,452         $ 3,390
Ratios with no waiver of management fees and assumption of expenses by
 PIM and no reduction for fees paid indirectly:
 Net expenses                                                                  1.19%           1.11%**
 Net investment income                                                         1.81%           1.12%**
----------------------------------------------------------------------------------------------------

(a) Class II shares were first publicly offered on May 1, 2003.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.)
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

Common portfolio investment policies

Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate, including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.


Cash management and temporary investments

Normally, each portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading

The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

Derivatives

Each portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts (if applicable) and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolios do not use derivatives as a primary investment technique and generally limit their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:

     o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     o  As a substitute for purchasing or selling securities
     o To increase the portfolio's return as a non-hedging strategy that may be considered speculative

Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective.

Management

Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.

Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management were approximately $175 billion worldwide, including over $42 billion in assets under management by Pioneer.


The investment adviser

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order (Exemptive Order) from the Securities and Exchange Commission (SEC) that permits Pioneer, subject to the approval of the portfolios' Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the SEC adopts a rule that would supersede the Exemptive Order, Pioneer and the portfolios intend to rely on such rule to permit Pioneer, subject to the approval of the portfolios' Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a portfolio without shareholder approval.

Distribution plan

The portfolios have adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, each portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

Additional dealer compensation

The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Distributions and taxes

Shares of the portfolios are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolios to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

Under the Internal Revenue Code of 1986, as amended (Code), a portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.

Each portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. Each portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, each portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, each portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

Disclosure of portfolio holdings

The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Shareholder information


Net asset value

The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

-----------------------
Share price
The net asset value per
share calculated on the
day of a transaction.
-----------------------

The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, the portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values debt securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.


Investments in shares of the portfolios

------------------------
Since you may not
directly purchase shares
of the portfolios, you
should read the
prospectus for your
insurance company's
Variable Contract to
learn how to purchase a
Variable Contract based
on the portfolios.
------------------------

Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B. 164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.

Selling

Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading

Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     o The sale of shares of a portfolio within a short period of time after the shares were purchased;
     o  Two or more purchases and redemptions within a short period of time; or

     o A series of transactions that is indicative of a timing pattern or strategy.


The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                      Notes

                                      Notes

Pioneer Variable Contracts Trust

Class II Shares

You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

Shareowner reports

Annual and semiannual reports to shareowners provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information

The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.

You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-08786)


[LOGO]
PIONEER
Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109


                                                                   17295-00-0405
                                         (C)2005 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                 Member SIPC

Pioneer Bond VCT Portfolio
A portfolio of Pioneer Variable Contracts Trust
Class I Shares Prospectus

May 1, 2005


Introduction

Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class I shares of Pioneer Bond VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.


Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio

Strategic focus

Pioneer Bond VCT Portfolio seeks to provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. Secondarily, the portfolio seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the portfolio.

Contents


Basic information about the portfolio .........    1
Common portfolio investment policies ..........    8
Management ....................................    8
Distributions and taxes .......................    9
Shareholder information .......................   10


An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Bond
VCT Portfolio

Investment objectives
To provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The portfolio also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the portfolio.

Principal investment strategies

Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in:


     - debt securities issued or guaranteed by the U.S. government or its agencies and instrumentalities,
     - debt securities, including convertible debt, of corporate and other issuers rated at least investment grade at the time of investment, and comparably rated commercial paper, and
     - cash and cash equivalents, certificates of deposit, repurchase agreements maturing in one week or less and bankers' acceptances.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets as described above.

Cash and cash equivalents include cash balances, accrued interest and receivables for items such as the proceeds, not yet received, from the sale of the portfolio's investments.

In addition, the portfolio may invest up to 20% of its net assets in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer.

The portfolio's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, zero coupon, contingent, deferred and payment in kind and auction rate features. The portfolio may invest and has in the past invested in securities with a broad range of maturities and maintains an average portfolio maturity which varies based upon the judgment of Pioneer.

The portfolio may invest a substantial portion of its assets in mortgage-related securities, which represent interests in pools of mortgage loans assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include mortgage-related derivative securities such as collateralized mortgage obligations (CMOs). The holder of an interest in a collateralized mortgage obligation is entitled to receive specified cash flows from a pool of mortgages. Depending upon the category of collateralized mortgage obligation purchased, the holder may be entitled to payment before the cash flow from the pool is used to fund other collateralized mortgage obligations or, alternatively, the holder may be paid only after the cash flow has been used to fund other collateralized mortgage obligations first.


Pioneer, the portfolio's investment adviser, considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the portfolio's investment objective. In assessing the appropriate maturity, rating and sector weighting of the portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Pioneer determines the preferable portfolio characteristics, Pioneer selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issuers), liquidity and rating, sector and issuer diversification. Pioneer also employs fundamental research and due diligence to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research.

--------------------------------------------------------------------------------
Investment grade securities
A debt security is considered investment grade if it is:
- Rated BBB or higher at the time of purchase by Standard & Poor's Ratings
  Group;
- Rated the equivalent rating by a nationally recognized statistical rating organization; or
- Determined to be of equivalent credit quality by Pioneer
--------------------------------------------------------------------------------
Principal risks of investing in the portfolio
Even though the portfolio seeks current income, you could lose money on your investment, or the portfolio could fail to generate current income, if:

     - Interest rates go up, causing the value of the portfolio's investments to decline
     - The issuer of a security owned by the portfolio defaults on its obligation to pay principal and/or interest or has its credit rating downgraded
     - During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This is known as call or prepayment risk
     - During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk
     - Pioneer's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect
     - To the extent that the portfolio invests significantly in high yield securities, its exposure to the credit risks associated with such securities may be greater, its income and net asset value may be more volatile and it may be more difficult to achieve preservation of principal

Government sponsored entities such as the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government.

To the extent the portfolio invests significantly in mortgage-backed securities, its exposure to prepayment and extension risks may be greater than if it invested in other fixed income securities.


Market segment risks
At times, more than 25% of the portfolio's assets may be invested in the same market segment, such as financials or technology. To the extent the portfolio emphasizes investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.


The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance varies from year to year.

The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Pursuant to an agreement and plan of reorganization, the portfolio acquired all of the assets and those liabilities reflected in the net asset value of the Safeco RST Bond Portfolio (the predecessor portfolio) on December 10, 2004.

As a result of the reorganization, the portfolio is the accounting successor of the predecessor portfolio, which commenced operations on July 21, 1987. The performance of the Class I shares of the portfolio for the past 10 calendar years includes the performance of the predecessor portfolio. Since August 2, 2004, Pioneer Investment Management, Inc. has served as the predecessor portfolio's investment adviser. Safeco Asset Management, Inc. previously served as the predecessor portfolio's investment adviser.

Portfolio performance
The chart shows the performance of the portfolio's Class I shares for the past 10 calendar years. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

Annual return Class I shares
(Year ended December 31)

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'94                -2.93
'95                17.87
'96                 0.54
'97                 8.41
'98                 8.90
'99                -3.99
'00                11.79
'01                 7.28
'02                 7.79
'03                 3.28
'04                 3.56


The highest calendar quarterly return was 5.96% (03/31/95 to 06/30/95).

The lowest calendar quarterly return was -3.09% (12/31/95 to 03/31/96).


Comparison with the Lehman Brothers Aggregate Bond Index
The table shows the average annual total returns for Class I shares of the portfolio over time and compares these returns to the returns of the Lehman Brothers Aggregate Bond Index. This Index is a widely recognized market value-weighted index composed of the Lehman Brothers Government/Credit, Mortgage-Backed, Asset Backed and Commercial Mortgage-Backed securities indices. Unlike the portfolio, the Index is not managed and does not incur expenses. The table assumes:

     - The sale of the shares at the end of the period
     - Reinvestment of all dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2004)



                                                                                Since          Inception
                                          1 Year     5 Years     10 Years     Inception           Date
--------------------------------------------------------------------------------------------------------
Class I                                     3.56        6.69        6.38          6.77      07/21/87(1)
--------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index        4.34        7.71        7.72          8.08
--------------------------------------------------------------------------------------------------------


(1) The inception date of the portfolio is December 10, 2004 pursuant to the reorganization of the predecessor portfolio. The predecessor portfolio commenced operations on July 21, 1987.

Fees and expenses
These are the fees and expenses, based on the portfolio's latest fiscal year, you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                               Class I
Management Fee                                   0.50%
---------------------------------------------------------
Distribution and Service (12b-1) Fee             None
---------------------------------------------------------
Other Expenses                                   0.39%
---------------------------------------------------------
Total Operating Expenses                         0.89%
---------------------------------------------------------
Fee Waiver and Expense Limitation(1)            -0.27%
---------------------------------------------------------
Net Expenses(1)                                  0.62%
---------------------------------------------------------



(1) The expenses in the table above reflect the contractual expense limitation in effect through December 10, 2006 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class I expenses to 0.62% of the average daily net assets attributable to Class I shares. Any differences in the fee waiver and expense limitation among classes result from rounding in the daily calculation of a class' net assets and expense limit, which may exceed 0.01% annually. There can be no assurance that Pioneer will extend the expense limitation beyond such date. See the statement of additional information for details regarding the expense limitation agreement.


Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the portfolio's gross operating expenses remain the same and e) Pioneer's expense limitation is in effect for two years. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


             Number of years you own your shares
---------------------------------------------------------
               1        3         5          10
---------------------------------------------------------
Class I      $63      $257      $467      $1,071
---------------------------------------------------------


Non-principal investment strategies and related risks
As discussed, the portfolio invests primarily in a broad range of investment grade debt securities to provide current income with due regard for preservation of capital and prudent investment risk.

This section describes additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

More information about the portfolio's investments in debt securities
U.S. government securities include U.S. Treasury obligations, such as bills, bonds and notes, and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may be supported by:

     - the full faith and credit of the U.S. Treasury, such as securities issued by the Government National Mortgage Association (GNMA);
     - the authority of the U.S. government to purchase certain obligations of the issuer, such as securities issued by the Federal National Mortgage Association (FNMA);
     - the limited authority of the issuer to borrow from the U.S. Treasury; or
     - only the credit of the issuer.

Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying mortgages are prepaid, but remain subject to prepayment risk, which would be a loss of any expected interest payments, even though there is no default on the underlying financial asset. For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

For purposes of the portfolio's credit quality policies, if a security receives different ratings from nationally recognized rating organizations, the portfolio will use the rating chosen by the portfolio manager as most representative of the security's credit quality.

If a rating organization changes the quality rating assigned to one or more of the portfolio's securities, Pioneer will consider if any action is appropriate in light of the portfolio's investment objectives and policies.

Investments in below investment grade securities
The portfolio may invest up to 20% of its net assets in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Investments in non-U.S. securities
The portfolio may invest up to 15% of its total assets in equity and debt securities of non-U.S. corporate issuers and in debt securities of non-U.S. government issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers. The portfolio invests in non-U.S. securities to diversify its portfolio when they offer similar or greater potential to provide income and capital gains compared to U.S. securities. The portfolio may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers (non-U.S. issuers does not include Canadian issuers). Investing in Canadian and non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include:

     - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
     - Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, Pioneer may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
     - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
     - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     - Economic, political and social developments may adversely affect the securities markets
     - Withholding and other non-U.S. taxes may decrease the portfolio's return

Management

Portfolio management

Day-to-day management of the portfolio is the responsibility of Kenneth J. Taubes. Mr. Taubes is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Taubes is responsible for overseeing the U.S. and global fixed income teams. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.


Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.50% of the portfolio's average daily net assets. The fee is computed daily and paid monthly.

Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in November. The portfolio declares a dividend daily. Dividends are normally paid on the last business day of each month. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions).

The information below has been audited by Ernst & Young LLP the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.


                                                                             For the Year ended December 31,
-------------------------------------------------------------------------------------------------------------------------------
Class I                                                      2004 (a)        2003          2002          2001          2000
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 11.24       $ 11.39       $ 11.12       $ 10.92       $ 10.33
Net increase (decrease) from investment operations:
 Net investment income                                       $  0.44       $  0.46       $  0.52       $  0.59       $  0.63
 Net realized and unrealized gain (loss) on investments       ( 0.04)       ( 0.09)         0.35          0.20          0.59
                                                             -------       -------       -------       -------       -------
  Net increase (decrease) from investment operations         $  0.40       $  0.37       $  0.87       $  0.79       $  1.22
Distributions to shareowners:
 Net Investment Income                                        ( 0.03)       ( 0.52)       ( 0.60)       ( 0.59)       ( 0.63)
                                                             -------       -------       -------       -------       -------
 Net increase (decrease) in net asset value                  $  0.37      $  (0.15)      $  0.27       $  0.20       $  0.59
                                                             -------      --------       -------       -------       -------
Net asset value, end of period                               $ 11.61      $  11.24       $ 11.39       $ 11.12       $ 10.92
                                                             -------      --------       -------       -------       -------
Total return*                                                   3.56%         3.28%         7.79%         7.28%        11.79%
Ratios to average net assets
Ratio of net expenses to average net assets                     0.89%         0.86%         0.84%         0.82%         0.90%
Ratio of net investment income to average net assets            3.61%         3.79%         4.87%         5.56%         6.03%
Portfolio turnover rate                                           57%           56%           87%          133%          104%
Net assets, end of period (in thousands)                     $45,793      $ 51,565       $51,201       $44,847       $36,743
-------------------------------------------------------------------------------------------------------------------------------

(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

Common portfolio investment policies


Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate, including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.


Cash management and temporary investments
Normally, each portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading
The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

Derivatives

Each portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts (if applicable) and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolios do not use derivatives as a primary investment technique and generally limit their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:


     - As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     - As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative

Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. Each portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objectives.

Management

Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management were approximately $175 billion worldwide, including over $42 billion in assets under management by Pioneer.

The investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Distributions and taxes

Shares of the portfolios are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolios to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.


Under the Internal Revenue Code of 1986, as amended (Code), a portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.


Each portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. Each portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, each portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, each portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Shareholder information


Net asset value

The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, the portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

----------------------------------------
Share price
The net asset value per share
calculated on the day of a
transaction.
----------------------------------------




Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values debt securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.


----------------------------------------
Since you may not
directly purchase shares of the
portfolios, you should read the
prospectus for your insurance
company's Variable Contract to learn
how to purchase a Variable Contract
based on the portfolios.
----------------------------------------

Investments in shares of the portfolios
Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.

Selling
Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.


Excessive trading
Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     - The sale of shares of a portfolio within a short period of time after the shares were purchased;
     - Two or more purchases and redemptions within a short period of time; or
     - A series of transactions that is indicative of a timing pattern or strategy.

The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                     Notes

Pioneer Variable Contracts Trust

Class I Shares
textYou can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

Shareowner reports
Annual and semiannual reports, and quarterly reports filed with the Securities and Exchange Commission, to shareowners provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.

You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-08786)

[LOGO]
PIONEER
Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                   17320-00-0405
                                        (C) 2005 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                 Member SIPC

Pioneer Emerging Markets VCT Portfolio
A portfolio of Pioneer Variable Contracts Trust
Class II Shares Prospectus

May 1, 2005


Introduction
Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of Pioneer Emerging Markets VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio

Strategic focus

Emerging Markets invests primarily in emerging market issuers for long-term growth of capital.

Contents


Basic information about the portfolio .........   1
Common portfolio investment policies ..........   7
Management ....................................   7
Distributions and taxes .......................   8
Shareholder information .......................   9


An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Emerging Markets VCT Portfolio

Investment objective
Long-term growth of capital.

Principal investment strategies
The portfolio invests primarily in securities of emerging market issuers. Although the portfolio invests in both equity and debt securities, it normally emphasizes equity securities in its portfolio. Normally, the portfolio invests at least 80% of its total assets in the securities of emerging market corporate and government issuers, i.e., securities of companies that are domiciled or primarily doing business in emerging countries and securities of these countries' governmental issuers.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets as described above.

The portfolio invests in at least six emerging markets. The portfolio considers any market that is not developed to be an emerging market. The portfolio does not allocate more than 25% of its total assets to any one country but can invest more than 25% of its total assets in a particular region. Currently, emerging countries include: Algeria, Argentina, Bangladesh, Brazil, Bulgaria, Chile, China, Columbia, Costa Rica, Czech Republic, Ecuador, Egypt, Ghana, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Jamaica, Jordan, Kenya, Kuwait, Malaysia, Mexico, Morocco, Nigeria, Pakistan, Peru, the Philippines, Poland, Russia, Singapore, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe. At Pioneer's discretion, the fund may invest in other emerging countries.

For purposes of the portfolio's investment policies, equity investments include common stocks, convertible debt and securities with common stock characteristics, such as preferred stocks, depositary receipts, warrants and rights. The portfolio may also purchase and sell forward foreign currency exchange contracts in non-U.S. securities in connection with its investments.

Pioneer, the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for long-term revenue, earnings and cash flow growth. Pioneer employs qualitative analysis, quantitative techniques, due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. In addition to analyzing specific securities, Pioneer determines the relative attractiveness of investing in different emerging markets. In assessing the investment potential of each country, Pioneer considers economic growth prospects, monetary conditions, political risks, currency risk, capital flows and other factors. Factors Pioneer looks for in selecting investments include:

     - Issuers in countries expected to have economic and market environments that will be positive
     - Favorable expected returns relative to perceived risk
     - Companies expected to benefit from long-term trends in the economy
     - Low market valuations relative to expected earnings, assets, cash flow and revenues
     - Turnaround potential for companies that have been through difficult periods
     - Management with demonstrated ability and commitment to the company
     - Issuer's industry has strong fundamentals, such as increasing or sustainable demand and barriers to entry

     Emerging market issuers
     An emerging market issuer:

     - Is organized under the laws of an emerging market country;
     - Has a principal office in an emerging market country; or
     - Derives at least 50% of its gross revenues or profits from goods or services produced in emerging markets or sales made in emerging markets.

Principal risks of investing in the portfolio

An investment in the portfolio involves a substantial degree of risk. Even though the portfolio seeks long-term capital growth, you could lose money on your investment or not make as much as if you invested elsewhere if:

     - Stock markets of emerging market countries go down or perform poorly relative to other stock markets or Pioneer incorrectly evaluates which emerging markets will have the most favorable relative performance (this risk may be greater in the short term)
     - Securities of emerging market issuers or value stocks fall out of favor with investors
     - The portfolio's assets remain undervalued or do not have the potential value originally expected


Risks of Investing in Non-U.S. Issuers
Investing in emerging market issuers involves unique risks compared to investing in securities of issuers in the U.S. and other developed countries. These risks are more pronounced to the extent the portfolio invests in issuers in the lesser developed emerging markets or in one region. These risks may include:

     - Less information about emerging market issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     - Many emerging markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio's investments at times, in amounts and at prices it considers reasonable
     - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
     - The economies of emerging market countries may grow at slower rates than expected or may experience a downturn or recession
     - Economic, political and social developments may adversely affect the securities markets
     - Emerging market countries may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation
     - The portfolio could experience a loss from settlement and custody practices in some emerging markets
     - Withholding and other non-U.S. taxes may decrease the portfolio's return


Market segment risks
At times, more than 25% of the portfolio's assets may be invested in the same market segment, such as financials or technology. To the extent the portfolio emphasizes investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance varies from year to year.

The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Portfolio performance
The chart shows the performance of the portfolio's Class II shares for each full calendar year since the inception of Class I on October 30, 1998. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2000 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. For the period after May 1, 2000, the actual performance of Class II shares is reflected, which performance may be influenced by the smaller asset size of Class II shares compared to Class I shares.

The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

Annual return Class II shares
(Year ended December 31)

[FIGURES BELOW ARE REPRESENTATIVE OF BAR CHART]

'99         78.30
'00        -34.12
'01         -7.37
'02         -1.42
'03         57.87
'04         18.73

The highest calendar quarterly return was 51.97% (9/30/99 to 12/31/99).

The lowest calendar quarterly return was -17.90% (3/31/002 to 6/30/00).

Comparison with the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index

The table shows the average annual total returns of the portfolio's Class II shares over time and compares these returns to the returns of the MSCI Emerging Markets Free Index. This index is an unmanaged, capitalization-weighted measure of securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2000 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:


     - The sale of the shares at the end of the period
     - Reinvestment of all dividends and distributions


Average annual total return (%)
(for periods ended December 31, 2004)



                                                                             Inception
                                                                 Since         Date
                                       1 Year      5 Years     Inception     (Class I)
--------------------------------------------------------------------------------------
Class II                                 18.73        2.42       12.84       10/30/98
--------------------------------------------------------------------------------------
MSCI Emerging Markets Free Index         25.95        4.62       13.86
--------------------------------------------------------------------------------------

Fees and expenses
These are the fees and expenses, based on the portfolio's latest fiscal year, you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                          Class II
Management Fee                              1.15%
-------------------------------------------------
Distribution and Service (12b-1) Fee        0.25%
-------------------------------------------------
Other Expenses                              0.71%
-------------------------------------------------
Total Operating Expenses                    2.11%
-------------------------------------------------
Fee Waiver and Expense Limitation(1)       -0.12%
-------------------------------------------------
Net Expenses(1)                             1.99%
-------------------------------------------------



(1) The expenses in the table above reflect the contractual expense limitation in effect through May 1, 2006 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class I expenses to 1.75% of the average daily net assets attributable to Class I shares; the portion of portfolio expenses attributable to Class II shares will be reduced only to the extent such expenses are reduced for Class I shares. Any differences in the fee waiver and expense limitation among classes result from rounding in the daily calculation of a class' net assets and expense limit, which may exceed 0.01% annually. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2006. See the statement of additional information for details regarding the expense limitation agreement.


Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the portfolio's gross operating expenses remain the same and e) Pioneer's expense limitation is in effect for year one. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                Number of years you own your shares
             -----------------------------------------
                1         3          5           10
------------------------------------------------------
Class II      $202      $649      $1,123      $2,432
------------------------------------------------------


Non-principal investment strategies and related risks
As discussed, the portfolio invests primarily in securities of emerging market issuers to seek long-term growth of capital.

This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

Investments other than equity securities of emerging market issuers
The portfolio may invest up to 20% of its total assets in equity and debt securities of corporate or government issuers in any developed country (other than the U.S.) and short-term debt securities for cash management purposes. Short-- term investments normally include high-quality commercial paper, certificates of deposit and other bank-related investments, U.S. and non-U.S. government obligations and repurchase agreements.

The portfolio may also invest in Brady bonds, which are restructured debt of governmental issuers of emerging market countries. The portfolio may invest in debt securities of any quality or maturity. The portfolio may not invest more than 10% of its net assets in debt securities, including convertible debt securities, rated below investment grade, including below investment grade convertible debt securities, or in unrated securities of comparable quality. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective by offering the potential for long-term capital growth, to diversify the portfolio or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Portfolio turnover
The portfolio's annual portfolio turnover rate will vary based on many factors and has exceeded 100%. A high portfolio turnover rate may result in high transaction costs that are borne by the portfolio and its shareholders. See "Financial highlights" for actual annual turnover rate.

Management

Portfolio management

Day-to-day management of the portfolio is the responsibility of co-managers Christopher Smart and Sam Polyak. Mr. Smart and Mr. Polyak are supported by a team of portfolio managers and analysts who specialize in emerging market equity securities. Members of this team manage other Pioneer funds investing primarily in emerging market equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and buy and sell recommendations on equity securities and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Smart, senior vice president and director of international investments, joined Pioneer in 1995 as director of research of Pioneer First Investments, Moscow, Russia. Mr. Polyak, vice president, joined Pioneer in 1998 as an analyst.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.


Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 1.15% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.

Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended December 31, 2002 through 2004 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the fiscal years ended December 31, 2000 and 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operations in 2002. The annual report is available upon request.


Pioneer Emerging Markets VCT Portfolio
Class II shares(a)

                                                         For the year ended December 31           May 1, 2000
                                                    ------------------------------------------      through
                                                     2004        2003        2002       2001    December 31, 2000
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $ 17.26     $ 10.98     $ 11.19     $ 12.08       $ 18.02
                                                   -------     -------     -------     -------       -------
Increase (decrease) from investment operations:
 Net investment income (loss)                      $  0.16     $  0.12     $  0.02     $  0.09       $ (0.02)
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions       3.04        6.21       (0.17)      (0.98)        (5.59)
                                                   -------     -------     -------     -------       -------
  Net increase (decrease) from investment
   operations                                      $  3.20     $  6.33     $ (0.15)    $ (0.89)      $ (5.61)
Distributions to shareowners:
 Net investment income                               (0.13)      (0.05)      (0.06)         --            --
 Net realized gain                                      --          --          --          --         (0.33)
                                                   -------     -------     -------     -------       -------
Net increase (decrease) in net asset value         $  3.07     $  6.28     $ (0.21)    $ (0.89)      $ (5.94)
                                                   -------     -------     -------     -------       -------
Net asset value, end of period                     $ 20.33     $ 17.26     $ 10.98     $ 11.19       $ 12.08
                                                   -------     -------     -------     -------       -------
Total return*                                        18.73%      57.87%      (1.42)%     (7.37)%      (31.65)%
Ratio of net expenses to average net assets+          1.99%       1.99%       1.99%       1.90%         2.11%**
Ratio of net investment income (loss) to average
 net assets+                                          0.88%       1.04%       0.28%       1.05%        (0.73)%**
Portfolio turnover rate                                 66%         79%        124%        175%          156%
Net assets, end of period (in thousands)           $30,347     $26,537     $ 8,852     $ 7,861       $ 5,819
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                         2.11%       2.65%       3.11%       4.12%         4.47%**
 Net investment income (loss)                         0.76%       0.38%      (0.84)%     (1.17)%       (3.09)%**
Ratios with waiver of management fees and
 assumption of expenses
 by PIM and reduction for fees paid indirectly:
 Net expenses                                         1.99%       1.99%       1.99%       1.90%         2.09%**
 Net investment income (loss)                         0.88%       1.04%       0.28%       1.05%        (0.71)%**

(a) Class 2 shares were first publicly offered on May 1, 2000.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.)

**  Annualized.

+   Ratios with no reduction for fees paid indirectly.

Common portfolio investment policies

Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate, including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.


Cash management and temporary investments

Normally, each portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading

The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

Derivatives

Each portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts (if applicable) and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolios do not use derivatives as a primary investment technique and generally limit their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:


     - As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     - As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative


Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective.


Management

Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management were approximately $175 billion worldwide, including over $42 billion in assets under management by Pioneer.


The investment adviser

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Distribution plan

The portfolios have adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, each portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

Additional dealer compensation

The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Distributions and taxes

Shares of the portfolios are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolios to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.


Under the Internal Revenue Code of 1986, as amended (Code), a portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.


Each portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. Each portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, each portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, each portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


Disclosure of portfolio holdings

The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Shareholder information


Net asset value

The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).


--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of a transaction.
--------------------------------------------------------------------------------


The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, the portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values debt securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.


Investments in shares of the portfolios

--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolios, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolios.
--------------------------------------------------------------------------------

Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.

Selling

Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading

Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     - The sale of shares of a portfolio within a short period of time after the shares were purchased;
     - Two or more purchases and redemptions within a short period of time; or
     - A series of transactions that is indicative of a timing pattern or strategy.

The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                     Notes

                                     Notes

Pioneer Variable Contracts Trust


Class II Shares


You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

Shareowner reports
Annual and semiannual reports to shareowners provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.

You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-08786)

[LOGO] PIONEER
       Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109

www.pioneerfunds.com
                                                                   17297-00-0405
                                         (C)2005 Pioneer Funds Distributor, Inc.
                                                                     Member SIPC

Pioneer Equity Income VCT Portfolio
A portfolio of Pioneer Variable Contracts Trust

Class I Shares Prospectus
May 1, 2005


Introduction

Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class I shares of Pioneer Equity Income VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio

Strategic focus

Equity Income invests in a portfolio consisting primarily of income producing equity securities of U.S. corporations for current income and long-term capital growth.

Contents

Basic information about the portfolio .........   1
Common portfolio investment policies ..........   6
Management ....................................   6
Distributions and taxes .......................   7
Shareholder information .......................   7

An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Equity Income
VCT Portfolio

Investment objective

Current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.

Principal investment strategies

Normally, the portfolio invests at least 80% of its total assets in income producing equity securities of U.S. issuers. The income producing equity securities in which the portfolio may invest include common stocks, preferred stocks and interests in real estate investment trusts (REITs). The remainder of the portfolio may be invested in debt securities, most of which are expected to be convertible into common stocks.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets in income producing equity securities of U.S. issuers.

The portfolio may invest up to 25% of its total assets in REITs.

Pioneer, the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. Pioneer also considers a security's potential to provide a reasonable amount of income. In making these assessments, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:

     o  Favorable expected returns relative to perceived risk
     o  Management with demonstrated ability and commitment to the company
     o Low market valuations relative to earnings forecast, book value, cash flow and sales
     o  Good prospects for dividend growth

Principal risks of investing in the portfolio

Even though the portfolio seeks current income and long-term growth of capital, you could lose money on your investment or not make as much as if you invested elsewhere if:

     o  The stock market goes down (this risk may be greater in the short term)
     o  Value stocks fall out of favor with investors
     o The portfolio's assets remain undervalued or do not have the potential value originally expected
     o Stocks selected for income do not achieve the same return as securities selected for capital appreciation
     o  Interest rates or inflation increases


Risks of REITs

REITs are companies that invest primarily in real estate or real estate related loans. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, the portfolio will in some cases indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

Market segment risks

At times, more than 25% of the portfolio's assets may be invested in the same market segment, such as financials or technology. To the extent the portfolio emphasizes investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.


The portfolio's past performance

The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance varies from year to year.

The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Portfolio performance

The chart shows the performance of the portfolio's Class I shares for each full calendar year since the portfolio's inception on March 1, 1995. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

Annual return Class I shares
(Year ended December 31)

[TABULAR REPRESENTATION OF BAR CHART]

'96             15.19
'97             35.23
'98             21.80
'99              1.21
'00             14.85
'01             -6.97
'02            -15.82
'03             22.61
'04             16.39

The highest calendar quarterly return was 15.04% (9/30/98 to 12/31/98)


The lowest calendar quarterly return was -17.01% (6/30/02 to 9/30/02)


Comparison with the Russell 1000 Value Index

The table shows the average annual total returns of the portfolio's Class I shares over time and compares these returns to the returns of the Russell 1000 Value Index. This index is a measure of the performance of the value-oriented stocks in the Russell 1000 Index. Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:

     o  The sale of the shares at the end of the period
     o  Reinvestment of all dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2004)

                                                        Since       Inception
                               1 Year      5 Year     Inception       Date
-----------------------------------------------------------------------------
Class I                         16.39        5.12         11.99        3/1/95
-----------------------------------------------------------------------------
Russell 1000 Value Index        16.49        5.27         13.28             -
-----------------------------------------------------------------------------

Fees and expenses

These are the fees and expenses, based on the portfolio's latest fiscal year, you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.


Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets

                                                                     Class I
Management Fee                                                         0.65%
----------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                    None
----------------------------------------------------------------------------
Other Expenses                                                         0.07%
----------------------------------------------------------------------------
Total Operating Expenses                                               0.72%
----------------------------------------------------------------------------


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                       Number of years you own your shares
                                   --------------------------------------------
                                    1             3           5           10
-------------------------------------------------------------------------------
Class I                            $74         $230         $401         $894
-------------------------------------------------------------------------------


Non-principal investment strategies and related risks

As discussed, the portfolio primarily invests in income producing equity securities of U.S. corporations to seek current income and long-term capital growth.


This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).


Investments other than U.S. equity securities

The portion of the portfolio's assets not invested in equity securities may be invested in debt securities of corporate and government issuers. Most of the debt securities the portfolio acquires are expected to be securities convertible into common stocks. Generally, the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 10% of its net assets in below investment grade debt securities, including below investment grade convertible debt securities. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective of current income and long-term capital growth, to diversify the portfolio or for greater liquidity.


Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Management

Portfolio management

Day-to-day management of the portfolio is the responsibility of John A. Carey, portfolio manager, and Walter Hunnewell, Jr., assistant portfolio manager. Mr. Carey and Mr. Hunnewell are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Carey is director of portfolio management and an executive vice president of Pioneer. Mr. Carey joined Pioneer as an analyst in 1979. Mr. Hunnewell is a vice president of Pioneer. He joined Pioneer in August 2001 and has been an investment professional since 1985. Prior to joining Pioneer, Mr. Hunnewell was an independent investment manager and a fiduciary of private asset portfolios from 2000 to 2001.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.


Management fee

The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.

Distributions

The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income quarterly during March, June, September and December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended December 31, 2002 through 2004 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the fiscal years ended December 31, 2000 and 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operations in 2002. The annual report is available upon request.


Pioneer Equity Income VCT Portfolio
Class I shares


                                                                      For the year ended December 31
                                                    ---------------------------------------------------------------
                                                      2004         2003          2002          2001         2000
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $  18.09     $  15.11     $  18.40      $  21.28     $  20.72
                                                    --------     --------     --------      --------     --------
Increase (decrease) from investment operations:
 Net investment income (loss)                       $   0.44     $   0.41     $   0.42      $   0.40     $   0.51
 Net realized and unrealized gain (loss) on
  investments                                           2.49         2.96        (3.30)        (1.86)        2.28
                                                    --------     --------     --------      --------     --------
  Net increase (decrease) from investment
   operations                                       $   2.93     $   3.37     $  (2.88)     $  (1.46)    $   2.79
Distributions to shareowners:
 Net investment income                                 (0.44)       (0.39)       (0.41)        (0.36)       (0.49)
 Net realized gain                                         -            -            -         (1.06)       (1.74)
                                                    --------     --------     --------      --------     --------
  Net increase (decrease) in net asset value        $   2.49     $   2.98     $  (3.29)     $  (2.88)    $   0.56
                                                    --------     --------     --------      --------     --------
Net asset value, end of period                      $  20.58     $  18.09     $  15.11      $  18.40     $  21.28
                                                    --------     --------     --------      --------     --------
Total return*                                          16.39%        0.86%      (15.82)%       (6.97)%      14.85%
Ratio of net expenses to average net assets+            0.72%        0.78%        0.80%         0.75%        0.71%
Ratio of net investment income (loss) to average
 net assets+                                            2.40%        2.55%        2.48%         2.07%        2.40%
Portfolio turnover rate                                   19%          12%          12%           13%          13%
Net assets, end of period (in thousands)            $188,234     $155,634     $133,258      $164,019     $181,920
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                           0.72%        0.78%        0.80%         0.75%        0.71%
 Net investment income (loss)                           2.40%        2.55%        2.48%         2.07%        2.40%
Ratios with waiver of management fees and
 assumption of expenses by PIM and reduction
 for fees paid indirectly:
 Net expenses                                           0.72%        0.78%        0.80%         0.75%        0.71%
 Net investment income (loss)                           2.40%        2.55%        2.48%         2.07%        2.40%
-------------------------------------------------   --------     --------     --------       --------    --------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+   Ratios with no reduction for fees paid indirectly.

Common portfolio investment policies

Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate, including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.


Cash management and temporary investments

Normally, each portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading

The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

Derivatives

Each portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts (if applicable) and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolios do not use derivatives as a primary investment technique and generally limit their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:


     o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     o  As a substitute for purchasing or selling securities
     o To increase the portfolio's return as a non-hedging strategy that may be considered speculative


Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective.


Management

Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.

Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management were approximately $175 billion worldwide, including over $42 billion in assets under management by Pioneer.


The investment adviser

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Additional dealer compensation

The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Distributions and taxes

Shares of the portfolios are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolios to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.


Under the Internal Revenue Code of 1986, as amended (Code), a portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.

Each portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. Each portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, each portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, each portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


Disclosure of portfolio holdings

The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.


Shareholder information


Net asset value

------------------------
Share price

The net asset value per
share calculated on the
day of a transaction.
------------------------

The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, the portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values debt securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.


Investments in shares of the portfolios

-------------------------
Since you may not
directly purchase shares
of the portfolios, you
should read the
prospectus for your
insurance company's
Variable Contract to
learn how to purchase a
Variable Contract based
on the portfolios.
-------------------------

Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a

Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B. 164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.

Selling

Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading

Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     o The sale of shares of a portfolio within a short period of time after the shares were purchased;
     o  Two or more purchases and redemptions within a short period of time; or
     o A series of transactions that is indicative of a timing pattern or strategy.

The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                      Notes

                                      Notes

                                      Notes

Pioneer Variable Contracts Trust

Class I Shares

You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.


Shareowner reports

Annual and semiannual reports to shareowners provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information

The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.

You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-08786)


[PIONEER INVESTMENTS LOGO]
Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109

                                                                   17298-00-0405
                                         (C)2005 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                 Member SIPC

Pioneer Equity Income VCT Portfolio
A portfolio of Pioneer Variable Contracts Trust

Class II Shares Prospectus
May 1, 2005


Introduction
Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of Pioneer Equity Income VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio

Strategic focus

Equity Income invests in a portfolio consisting primarily of income producing equity securities of U.S. corporations for current income and long-term capital growth.

Contents

Basic information about the portfolio .........    3
Common portfolio investment policies ..........    9
Management ....................................    9
Distributions and taxes .......................   10
Shareholder information .......................   11

An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Equity Income
VCT Portfolio

Investment objective
Current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.

Principal investment strategies
Normally, the portfolio invests at least 80% of its total assets in income producing equity securities of U.S. issuers. The income producing equity securities in which the portfolio may invest include common stocks, preferred stocks and interests in real estate investment trusts (REITs). The remainder of the portfolio may be invested in debt securities, most of which are expected to be convertible into common stocks.


The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets in income producing equity securities of U.S. issuers.

The portfolio may invest up to 25% of its total assets in REITs.


Pioneer, the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. Pioneer also considers a security's potential to provide a reasonable amount of income. In making these assessments, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:

     - Favorable expected returns relative to perceived risk
     - Management with demonstrated ability and commitment to the company
     - Low market valuations relative to earnings forecast, book value, cash flow and sales
     - Good prospects for dividend growth

Principal risks of investing in the portfolio
Even though the portfolio seeks current income and long-term growth of capital, you could lose money on your investment or not make as much as if you invested elsewhere if:

     - The stock market goes down (this risk may be greater in the short term)
     - Value stocks fall out of favor with investors
     - The portfolio's assets remain undervalued or do not have the potential value originally expected
     - Stocks selected for income do not achieve the same return as securities selected for capital appreciation
     - Interest rates or inflation increases

Risks of REITs
REITs are companies that invest primarily in real estate or real estate related loans. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, the portfolio will in some cases indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

Market segment risks
At times, more than 25% of the portfolio's assets may be invested in the same market segment, such as financials or technology. To the extent the portfolio emphasizes investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance varies from year to year.

The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Portfolio performance

The chart shows the performance of the portfolio's Class II shares for each full calendar year since the inception of Class I on March 1, 1995. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on September 14, 1999 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. For the period after September 14, 1999, the actual performance of Class II shares is reflected, which performance may be influenced by the smaller asset size of Class II shares compared to Class I shares. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


Annual return Class II shares
(Year ended December 31)
[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'96      14.90
'97      34.80
'98      20.25
'99      -0.44
'00      14.49
'01      -7.15
'02     -16.05
'03      22.27
'04      16.04

The highest calendar quarterly return was 14.97% (9/30/98 to 12/31/98).

The lowest calendar quarterly return was -17.05% (6/30/02 to 9/30/02).

Comparison with the Russell 1000 Value Index
The table shows the average annual total returns of the portfolio's Class II shares over time and compares these returns to the returns of the Russell 1000 Value Index. This index is a measure of the performance of the value-oriented stocks in the Russell 1000 Index. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on September 14, 2003 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares.

Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:

     - The sale of the shares at the end of the period
     - Reinvestment of all dividends and distributions


Average annual total return (%)
(for periods ended December 31, 2004)



                                                                    Inception
                                                        Since         Date
                               1 Year      5 year     Inception     (Class I)
-----------------------------------------------------------------------------
Class II                         16.04       4.83    11.41           3/01/95
-----------------------------------------------------------------------------
Russell 1000 Value Index         16.49       5.27    13.28                 -
-----------------------------------------------------------------------------

Fees and expenses
These are the fees and expenses, based on the portfolio's latest fiscal year, you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                          Class II
Management Fee                              0.65%
-----------------------------------------------------
Distribution and Service (12b-1) Fee        0.25%
-----------------------------------------------------
Other Expenses                              0.08%
-----------------------------------------------------
Total Annual Operating Expenses             0.98%
-----------------------------------------------------


Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


               Number of years you own your shares
-----------------------------------------------------------------------------
                1         3         5          10
-----------------------------------------------------------------------------
Class II      $100      $312      $542      $1,201
-----------------------------------------------------------------------------


Non-principal investment strategies and related risks
As discussed, the portfolio primarily invests in income producing equity securities of U.S. corporations to seek current income and long-term capital growth.


This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).


Investments other than U.S. equity securities

The portion of the portfolio's assets not invested in equity securities may be invested in debt securities of corporate and government issuers. Most of the debt securities the portfolio acquires are expected to be securities convertible into common stocks. Generally, the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 10% of its net assets in below investment grade debt securities, including below investment grade convertible debt securities. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective of current income and long-term capital growth, to diversify the portfolio or for greater liquidity.


Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Management

Portfolio management

Day-to-day management of the portfolio is the responsibility of John A. Carey, portfolio manager, and Walter Hunnewell, Jr., assistant portfolio manager. Mr. Carey and Mr. Hunnewell are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Carey is director of portfolio management and an executive vice president of Pioneer. Mr. Carey joined Pioneer as an analyst in 1979. Mr. Hunnewell is a vice president of Pioneer. He joined Pioneer in August 2001 and has been an investment professional since 1985. Prior to joining Pioneer, Mr. Hunnewell was an independent investment manager and a fiduciary of private asset portfolios from 2000 to 2001.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.


Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.

Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income quarterly during March, June, September and December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended December 31, 2002 through 2004 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the fiscal years ended December 31, 2000 and 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operation in 2002. The annual report is available upon request.


Pioneer Equity Income VCT Portfolio
Class II shares


                                                                        For the year ended December 31
----------------------------------------------------------------------------------------------------------------------
                                                             2004        2003         2002         2001        2000
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 18.19     $ 15.18     $  18.49      $ 21.37    $ 20.82
                                                           -------     -------     --------      -------    -------
Increase (decrease) from investment operations:
 Net investment income                                     $  0.36     $  0.32     $   0.31      $  0.34    $  0.29
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                          2.53        3.02         (3.25)       (1.84)      2.45
                                                           -------     -------     --------      -------    -------
   Net increase (decrease) from investment operations      $  2.89     $  3.34     $  (2.94)     $ (1.50)   $  2.74
Distributions to shareowners:
 Net investment income                                       (0.40)      (0.33)       (0.37)       (0.32)     (0.45)
 Net realized gain                                               -           -            -        (1.06)     (1.74)
                                                           -------     -------     --------      -------    --------
 Net increase (decrease) in net asset value                $  2.49     $  3.01     $  (3.31)     $ (2.88)   $  0.55
                                                           -------     -------     --------      -------    --------
 Net asset value, end of period                            $ 20.68     $ 18.19     $  15.18      $ 18.49    $ 21.37
                                                           =======     =======     ========      =======    =========
Total return*                                                16.04%      22.27%      (16.05)%      (7.15)%    14.49%
Ratio of net expenses to average net assets+                  0.98%       1.02%        1.07%        1.02%      0.96%
Ratio of net investment income to average net assets+         2.16%       2.29%        2.25%        1.77%      1.99%
Portfolio turnover rate                                         19%         12%          12%          13%        13%
Net assets, end of period (in thousands)                   $93,691     $60,355     $ 27,084      $17,948    $ 8,456
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction
 for fees paid indirectly:
 Net expenses                                                 0.98%       1.02%        1.07%        1.02%      0.96%
 Net investment income                                        2.16%       2.29%        2.25%        1.77%      1.99%
Ratios with waiver of management fees and
 assumption of expenses by PIM and reduction
 for fees paid indirectly:
 Net expenses                                                 0.98%       1.02%        1.07%        1.02%      0.96%
 Net investment income                                        2.16%       2.29%        2.25%        1.77%      1.99%
----------------------------------------------------------------------------------------------------------------------



* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+ Ratios with no reduction for fees paid indirectly.

Common portfolio investment policies


Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate, including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.


Cash management and temporary investments
Normally, each portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading
The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

Derivatives

Each portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts (if applicable) and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolios do not use derivatives as a primary investment technique and generally limit their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:


     - As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     - As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative


Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective.


Management

Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.


Pioneer is an indirect wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management were approximately $175 billion worldwide, including over $42 billion in assets under management by Pioneer.


The investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Distribution plan
The portfolios have adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, each portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Distributions and taxes

Shares of the portfolios are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolios to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.


Under the Internal Revenue Code of 1986, as amended (Code), a portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.


Each portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. Each portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, each portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, each portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Shareholder information


Net asset value
The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).


-----------------------------------------
Share price
The net asset value per share
calculated on the day of a transaction.
-----------------------------------------



The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, the portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values debt securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.


--------------------------------------
Since you may not directly purchase
shares of the portfolios, you should
read the prospectus for your
insurance company's Variable
Contract to learn how to purchase a
Variable Contract based
on the portfolios.
--------------------------------------

Investments in shares of the portfolios
Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio.
Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans.

Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.

Selling

Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.


Excessive trading

Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     - The sale of shares of a portfolio within a short period of time after the shares were purchased;
     - Two or more purchases and redemptions within a short period of time; or
     - A series of transactions that is indicative of a timing pattern or strategy.

The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                     Notes

                                     Notes

Pioneer Variable Contracts Trust


Class II Shares


You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

Shareowner reports
Annual and semiannual reports to shareowners provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.

You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-08786)

[LOGO]
PIONEER
Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                   17299-00-0405
                                         (C)2005 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                 Member SIPC

Pioneer Europe VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class II Shares Prospectus
May 1, 2005


Introduction
Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of Pioneer Europe VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio

Strategic focus

Europe invests in equity securities of European issuers for long-term growth of capital.

Contents


Basic information about the portfolio .........   1
Common portfolio investment policies ..........   7
Management ....................................   7
Distributions and taxes .......................   8
Shareholder information .......................   9


An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Europe
VCT Portfolio

Investment objective
Long-term growth of capital.

Principal investment strategies
Normally, the portfolio invests at least 80% of its total assets in equity securities of European issuers. For purposes of the portfolio's investment policies, equity investments include common stocks, convertible debt and securities with common stock characteristics, such as preferred stocks, rights, depositary receipts and warrants. The portfolio may also purchase and sell forward foreign currency exchange contracts in European currencies in connection with its investments.


The portfolio may invest in the securities of companies domiciled in any European country, including but not limited to Austria, Belgium, Denmark, Finland, France, Germany, Italy, Ireland, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The portfolio may invest up to 10% of its total assets in securities of European issuers domiciled in Eastern European nations or emerging European markets and which trade on recognized European exchanges. The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets in equity securities of European issuers.


The portfolio uses a "growth at a reasonable price" style of management. The portfolio seeks to invest in companies with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select stocks, Pioneer, the portfolio's investment adviser, employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. Factors Pioneer looks for in selecting investments include:

     - Favorable expected returns relative to perceived risk
     - Low market valuations relative to earnings forecast, book value, cash flow and sales
     - Issuer's industry has strong fundamentals, such as increasing or sustainable demand and barriers to entry
     - Increasing earnings forecast

Pioneer generally sells a portfolio security when Pioneer believes that the issuer no longer offers the potential for above average earnings and revenue growth. Pioneer makes that determination based upon the same criteria it uses to select portfolio securities.


--------------------------------------------------------------------------------
     European issuers
     A European issuer:

     - Is organized and has a principal business office in a European country;
     - Derives at least 50% of its total revenue from business transacted in Europe; or
     - Has equity securities that trade principally on a stock exchange in
       Europe.
--------------------------------------------------------------------------------

Principal risks of investing in the portfolio
Even though the portfolio seeks long-term capital growth, you could lose money on your investment or not make as much as if you invested elsewhere if:

     - European stock markets go down or perform poorly relative to U.S. markets (this risk may be greater in the short term)
     - Securities of European issuers or growth stocks fall out of favor with investors

     - The portfolio's investments do not have the growth potential originally expected

Risks of non-U.S. investments
Investing in developed European issuers involves unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the portfolio invests a significant portion of its investments in one European region. These risks may include:


     - Less information about some European issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
     - Many European markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio's investments at times, in amounts and at prices it considers reasonable
     - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
     - The economies of European countries may grow at slower rates than expected or may experience a downturn or recession

     - Economic Monetary Union (EMU) and a single European currency may increase the volatility of European markets

Market segment risks
At times, more than 25% of the portfolio's assets may be invested in the same market segment, such as financials or technology. To the extent the portfolio emphasizes investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The portfolio's past performance

The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance varies from year to year.

The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Portfolio performance
The chart shows the performance of the portfolio's Class II shares for each full calendar year since the inception of Class I on October 30, 1998. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on January 2, 2001 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. For the period after January 2, 2001, the actual performance of Class II shares is reflected, which performance may be influenced by the smaller asset size of Class II shares compared to Class I shares.

The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

Annual return Class II shares
(Year ended December 31)
[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'99      28.08
'00     -18.72
'01     -23.44
'02     -19.08
'03      32.92
'04      18.20

The highest calendar quarterly return was 28.80% (9/30/99 to 12/31/99).

The lowest calendar quarterly return was -22.49% (6/30/02 to 9/30/02).

Comparison with the Morgan Stanley Capital International (MSCI) Europe Index The table shows the average annual total returns of the portfolio's Class II shares over time and compares these returns to the returns of the MSCI Europe Index. This index is a widely recognized capitalization-weighted index of the 15 European country indices included in the MSCI EAFE (Europe, Australasia, Far
East) Index. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on January 2, 2001 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:

     - The sale of the shares at the end of the period
     - Reinvestment of all dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2004)



                                                              Inception
                                                  Since         Date
                        1 Year      5 Years     Inception     (Class I)
-----------------------------------------------------------------------
Class II                  18.20       -4.57    1.16          10/30/98
-----------------------------------------------------------------------
MSCI Europe Index         20.88        0.06    4.06                 -
-----------------------------------------------------------------------

Fees and expenses
These are the fees and expenses, based on the portfolio's latest fiscal year, you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                          Class II
Management Fee                              1.00%
----------------------------------------------------
Distribution and Service (12b-1) Fee        0.25%
----------------------------------------------------
Other Expenses                              0.95%
----------------------------------------------------
Total Operating Expenses                    2.20%
----------------------------------------------------
Fee Waiver and Expense Limitation(1)       -0.45%
----------------------------------------------------
Net Expenses(1)                             1.75%
----------------------------------------------------



1 The expenses in the table above reflect the contractual expense limitation in effect through May 1, 2006 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class I expenses to 1.50% of the average daily net assets attributable to Class I shares; the portion of portfolio expenses attributable to Class II shares will be reduced only to the extent such expenses are reduced for Class I shares. Any differences in the fee waiver and expense limitation among classes result from rounding in the daily calculation of a class' net assets and expense limit, which may exceed 0.01% annually. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2006. See the statement of additional information for details regarding the expense limitation agreement.


Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the portfolio's gross operating expenses remain the same and e) Pioneer's expense limitation is in effect for year one. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                Number of years you own your shares
             -----------------------------------------
                1         3          5           10
-----------------------------------------------------------------------
Class II      $178      $645      $1,139      $2,499
-----------------------------------------------------------------------


Non-principal investment strategies and related risks
As discussed, the portfolio invests primarily in equity securities of European issuers to seek long-term capital growth.

This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

Investment in other European issuers
The portfolio invests primarily in issuers domiciled in developed European countries. However, the portfolio may invest up to 10% of its total assets in securities of European issuers domiciled in Eastern European nations or emerging European markets, and which trade on recognized European exchanges.

The risks relating to investment in developed European issuers described above are more pronounced to the extent the portfolio invests in issuers in Eastern European nations or emerging European markets. Additional risks include:

     - Economic, political and social developments may adversely affect the securities markets
     - Withholding and other non-U.S. taxes may decrease the portfolio's return


Investments other than in equity securities
The portfolio may invest up to 20% of its total assets in debt securities of corporate and government issuers with less than 12 months to maturity. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade convertible debt securities issued by both European and non-European issuers. Although investing in debt securities is not a principal investment strategy of the portfolio, the portfolio invests in debt securities when Pioneer believes that they are consistent with the portfolio's investment objective of long-term capital growth, to diversify the portfolio or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities.


Management

Portfolio management

Day-to-day management of the portfolio is the responsibility of Stan Pearson. Mr. Pearson is supported by a team of portfolio managers and analysts. Members of this team manage other Pioneer funds investing primarily in European securities. The portfolio manager and the team, which are based in Dublin, also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and buy and sell recommendations on equity securities, and includes members from Pioneer's affiliate, Pioneer Investment Management Limited (PIML). Mr. Pearson, Head of Equity (Dublin), joined PIML (formerly known as Europlus Investment Management & Research Ltd.) as a portfolio manager in 1998.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.


Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 1.00% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.

Distributions
The portfolio generally makes any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31, 2002 through 2004 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the period ended December 31, 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operations in 2002.
The annual report is available upon request.


Pioneer Europe VCT Portfolio
Class II shares(a)


                                                                     For the year ended December 31,
                                                         -------------------------------------------------------
                                                            2004        2003          2002            2001
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $  8.89     $ 6.71       $   8.29       $  11.07
                                                          -------     ------       --------       -------
Increase from investment operations:
 Net investment income                                    $  0.04     $ 0.03       $   0.01       $   0.08
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                          1.57       2.17         ( 1.59)         (2.71)
                                                          -------     ------       --------       ---------
  Net increase (decrease) from investment operations      $  1.61     $ 2.20       $  (1.58)      $  (2.63)
Distributions to shareowners:
 Net investment income                                     ( 0.06)     (0.02)             -          (0.15)
 Net realized gain                                              -          -              -               -
                                                          -------     -------      --------       ---------
Net increase (decrease) in net asset value                $  1.55     $ 2.18       $  (1.58)      $  (2.78)
                                                          -------     -------      --------       ---------
Net asset value, end of period                            $ 10.44     $ 8.89       $   6.71       $   8.29
                                                          -------     -------      --------       ---------
Total return*                                               18.20%     32.92%        (19.06)%       (23.44)%
Ratios/Supplemental Data
Ratio of net expenses to average net assets+                 1.75%      1.79%          1.86%          3.22%**
Ratio of net investment income to average net assets+        0.61%      0.56%          0.25%         (2.56)%**
Portfolio turnover rate                                        55%        52%            95%            73%
Net assets, end of period (in thousands)                  $ 8,252     $5,005      $   1,829       $    398
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction
 for fees paid indirectly:
 Net expenses                                                2.20%      2.75%          2.66%          4.57%**
 Net investment income (loss)                                0.17%     (0.40)%      ( 0.54)%        ( 3.90)%*
-------------------------------------------------------------------------------------------------------------



(a) Class II shares were first publicly offered on January 2, 2001.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

+   Ratios with no reduction for fees paid indirectly.

Common portfolio investment policies


Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate, including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.


Cash management and temporary investments
Normally, each portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading
The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

Derivatives

Each portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts (if applicable) and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolios do not use derivatives as a primary investment technique and generally limit their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:


     - As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     - As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative


Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective.


Management

Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management were approximately $175 billion worldwide, including over $42 billion in assets under management by Pioneer.


The investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Distribution plan
The portfolios have adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, each portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Distributions and taxes

Shares of the portfolios are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolios to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.


Under the Internal Revenue Code of 1986, as amended (Code), a portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.


Each portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. Each portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, each portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, each portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Shareholder information

Net asset value
The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).


---------------------------------------
Share Price
The net asset value per share
calculated on the day of a transaction
---------------------------------------

The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, the portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values debt securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.


----------------------------------------------
Since you may not directly purchase shares of
the portfolios, you should read the prospectus
for your insurance company's Variable Contract
to learn how to purchase a Variable Contract
based on the portfolios.
----------------------------------------------

Investments in shares of the portfolios Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.

Selling
Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading

Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     - The sale of shares of a portfolio within a short period of time after the shares were purchased;
     - Two or more purchases and redemptions within a short period of time; or
     - A series of transactions that is indicative of a timing pattern or strategy.

The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                     Notes

                                     Notes

Pioneer Variable Contracts Trust

Class II Shares

You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

Shareowner reports
Annual and semiannual reports to shareowners provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.

You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-08786)

[LOGO]
PIONEER
Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109

www.pioneerfunds.com
                                                                   17300-00-0405
                                        (C) 2005 Pioneer Funds Distributor, Inc.
                                                                     Member SIPC

Pioneer Growth Opportunities VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class I Shares Prospectus
May 1, 2005

Introduction
Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class I shares of Pioneer Growth Opportunities VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio

Strategic focus

Pioneer Growth Opportunities VCT Portfolio invests primarily in equity securities of companies considered to be reasonably priced or undervalued, with above average growth potential.

Contents

Basic information about the portfolio .........   1
Common portfolio investment policies ..........   7
Management ....................................   7
Distributions and taxes .......................   8
Shareholder information .......................   9

An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Growth Opportunities VCT Portfolio

Investment objectives
Growth of capital.

Principal investment strategies
The portfolio invests primarily in equity securities of companies that Pioneer, the portfolio's investment adviser, considers to be reasonably priced or undervalued, with above average growth potential. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, equity interests in real estate investment trusts (REITs), warrants, rights and preferred stocks.

The fund may invest a significant portion of its assets in equity securities of small companies.

The portfolio uses a "growth at a reasonable price" style of management and seeks to invest in securities of issuers with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select stocks, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, utilizing a bottom-up analytic style. Pioneer may also use quantitative analysis. Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:

     -  Strength of the company's balance sheet
     -  Quality of the management team
     -  Rate at which the company's revenues and earnings are projected to grow
     - Whether the company's stock may be trading at a discount relative to its industry peers or the overall market


Pioneer generally sells a portfolio security when it believes that the issuer no longer offers the potential for growth at a reasonable price or if any of the above factors have deteriorated. Pioneer makes that determination based upon the same criteria it uses to select portfolio securities.


Investments in non-U.S. securities
The portfolio may invest up to 20% of its total assets in securities of non-U.S. issuers. Up to 5% of the portfolio's total assets may be invested in securities of emerging markets issuers. The portfolio may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. Investing in Canadian and other non-U.S. issuers, particularly issuers in emerging markets, may involve unique risks compared to investing in the securities of U.S. issuers.

Principal risks of investing in the portfolio
Even though the portfolio seeks capital growth, you could lose money on your investment or not make as much as if you invested elsewhere if:

     -  The stock market goes down
     -  Small company or growth stocks fall out of favor with investors
     - The portfolio's investments do not have the growth potential originally expected

The portfolio also has risks associated with investing in small companies. Compared to large companies, small companies, and the market for their equity securities, are likely to:

     - Be more sensitive to changes in the economy, earnings results and investor expectations
     -  Have more limited product lines and capital resources
     -  Experience sharper swings in market values
     -  Be harder to sell at the times and prices Pioneer thinks appropriate
     -  Offer greater potential for gain or loss

Risks of Investing in Non-U.S. issuers


Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent the portfolio invests in issuers in countries with emerging markets or if the portfolio invests significantly in one country. These risks may include:

     - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
     - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer might not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
     - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
     - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     - Economic, political and social developments may adversely affect the securities markets
     - Withholding and other non-U.S. taxes may decrease the portfolio's return

Market Segment risks
At times, more than 25% of the portfolio's assets may be invested in the same market segment, such as financials or technology. To the extent the portfolio emphasizes investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance varies from year to year.

The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Pursuant to an agreement and plan of reorganization, the portfolio acquired all of the assets and those liabilities reflected in the net asset value of the Safeco RST Growth Opportunities Portfolio (the predecessor portfolio) on December 10, 2004. As a result of the reorganization, the portfolio is the accounting successor of the predecessor portfolio, which commenced operations on January 7, 1993. The performance of the Class I shares of the portfolio for the past 10 calendar years includes the performance of the predecessor portfolio. Since August 2, 2004, Pioneer has served as the predecessor portfolio's investment adviser. Safeco Asset Management, Inc. previously served as the predecessor portfolio's investment adviser.

Portfolio performance
The chart shows the performance of the portfolio's Class I shares the past 10 calendar years. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

Annual return Class I shares
(Year ended December 31)

'94         11.92
'95         41.00
'96         32.06
'97         44.55
'98          1.83
'99          5.63
'00         -6.16
'01         19.14
'02        -37.67
'03         42.94
'04         22.32

The highest calendar quarterly return was 33.87% (03/31/01 to 06/30/01).

The lowest calendar quarterly return was -27.53% (06/30/02 to 09/30/02).

Comparison with the Russell 2000 Stock Index
The table shows the average annual total returns for Class I shares of the portfolio over time and compares these returns to the returns of The Russell 2000 Stock Index. The Russell 2000 Stock Index is an unmanaged, market-weighted index that includes stocks of 2000 U.S. companies, with dividends reinvested.

Unlike the portfolio, the Index is not managed and does not incur expenses. The table assumes:

     - The sale of the shares at the end of the period
     - Reinvestment of all dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2004)



                                                                      Since          Inception
                               1 Year      5 Years     10 Years     Inception           Date
-----------------------------------------------------------------------------------------------
Class I                          22.32        4.03    13.44        15.07          01/07/93(1)
-----------------------------------------------------------------------------------------------
Russell 2000 Stock Index         18.33        6.61    11.54        10.94
-----------------------------------------------------------------------------------------------


(1) The inception date of the portfolio is December 10, 2004 pursuant to the reorganization with the predecessor portfolio. The predecessor portfolio commenced operations on January 7, 1993.

Fees and expenses
These are the fees and expenses, based on the portfolio's latest fiscal year, you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                               Class I
------------------------------------------------------------
Management Fee                                   0.74%
------------------------------------------------------------
Distribution and Service (12b-1) Fee              None
------------------------------------------------------------
Other Expenses                                   0.07%
------------------------------------------------------------
Total Operating Expenses                         0.81%
------------------------------------------------------------
Fee Waiver and Expense Limitation(1)            -0.02%
------------------------------------------------------------
Net Expenses(1)                                  0.79%
------------------------------------------------------------



(1) The expenses in the table above reflect the contractual expense limitation in effect through December 10, 2006 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class I expenses to 0.79% of the average daily net assets attributable to Class I shares. Any differences in the fee waiver and expense limitation among classes result from rounding in the daily calculation of a class' net assets and expense limit, which may exceed 0.01% annually. There can be no assurance that Pioneer will extend the expense limitation beyond such date. See the statement of additional information for details regarding the expense limitation agreement.


Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the portfolio's gross operating expenses remain the same and e) Pioneer's contractual expense limitation is in effect for two years. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


             Number of years you own your shares
---------------------------------------------------------
               1        3         5          10
---------------------------------------------------------
Class I      $81      $257      $448      $1,000
---------------------------------------------------------


Non-principal investment strategies and related risks
As discussed, the portfolio primarily invests in equity securities.

This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

Debt securities
The portfolio may invest up to 20% of its total assets in debt securities of U.S. corporate and government issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities including below investment grade convertible debt securities.

The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective of capital growth, to diversify the portfolio or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized securities rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Management

Portfolio management

Day-to-day management of the portfolio is the responsibility of co-managers Diego Franzin and Michael Rega. Mr. Franzin and Mr. Rega also may draw upon the research and investment management expertise of the global research team, which provides fundamental and quantitative research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Franzin, vice president and head of U.S. Quantitative Research & Management and leader of Global Active Quantitative Equity Research, joined Pioneer in 1998 as an active quantitative equity research analyst. Mr. Rega, vice president and senior portfolio manager, joined Pioneer in 2004. Prior to joining Pioneer, Mr. Rega was a vice president and portfolio manager at 646 Advisors from 2000 to 2004.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.


Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.74% of the portfolio's average daily net assets. The fee is computed daily and paid monthly.

Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in November. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions).

The information below has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the annual report along with the portfolio's financial statements. The annual report is available upon request.


                                                                           For the year ended December 31
--------------------------------------------------------------------------------------------------------------------------
Class I                                                     2004 (b)       2003          2002           2001        2000
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $ 19.44      $ 13.60      $  21.89        $ 18.81     $ 22.50
                                                            -------      -------      --------        -------     -------
Increase (decrease) from investment operations:
 Net investment income (loss)                               $ (0.01)     $ (0.02)     $  (0.10)       $ (0.10)    $ (0.12)
 Net realized and unrealized gain (loss) on investments        4.35         5.86        ( 8.12)(a)       3.67      ( 1.27)
                                                            -------      -------      --------        -------     -------
 Net increase (decrease) from investment operations         $  4.34      $  5.84      $  (8.22)       $  3.57     $ (1.39)
                                                            -------      -------      --------        -------     -------
Distributions to shareowners:
 Net realized gain                                          $    --      $    --      $  (0.07)       $ (0.49)    $ (2.30)
                                                            -------      -------      --------        -------     -------
Net increase (decrease) in net asset value                  $  4.34      $  5.84      $  (8.29)       $  3.08     $ (3.69)
                                                            -------      -------      --------        -------     -------
Net asset value, end of period                              $ 23.78      $ 19.44      $  13.60        $ 21.89     $ 18.81
                                                            -------      -------      --------        -------     -------
Total return*                                                 22.33%       42.94%       (37.67)%        19.14%     ( 6.16)%
Ratio of net expenses to average net assets                    0.81%        0.80%         0.79%          0.78%       0.77%
Ratio of net investment loss to average net assets           ( 0.06)%     ( 0.16)%      ( 0.58)%       ( 0.53)%    ( 0.57)%
Portfolio turnover rate                                          19%          54%           38%            47%         66%
Net assets, end of period (in thousands)                    383,468      337,573       245,954        428,013     354,932
--------------------------------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) Includes $0.01 related to investment reimbursement by advisor. (Safeco Asset Management)


(b) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.

Common portfolio investment policies


Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate, including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.


Cash management and temporary investments
Normally, each portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading
The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

Derivatives

Each portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts (if applicable) and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolios do not use derivatives as a primary investment technique and generally limit their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:


     - As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     -  As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative

Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. Each portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective.

Management

Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management were approximately $175 billion worldwide, including over $42 billion in assets under management by Pioneer.


The investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order (Exemptive Order) from the Securities and Exchange Commission (SEC) that permits Pioneer, subject to the approval of the portfolios' Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the SEC adopts a rule that would supersede the Exemptive Order, Pioneer and the portfolios intend to rely on such rule to permit Pioneer, subject to the approval of the portfolios' Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a portfolio without shareholder approval.

Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Distributions and taxes

Shares of the portfolios are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolios to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.


Under the Internal Revenue Code of 1986, as amended (Code) a portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.


Each portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. Each portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, each portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, each portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Shareholder information


Net asset value
The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

-----------------------------------
Share price The net asset value per
share calculated on the day of a
transaction.
-----------------------------------


The portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, the portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values debt securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.


-------------------------------------
Since you may not
directly purchase shares of the
portfolios, you should read the
prospectus for your insurance
company's Variable Contract to learn
how to purchase a Variable Contract
based on the portfolios.
-------------------------------------

Investments in shares of the portfolios
Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.

Selling
Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading

Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     - The sale of shares of a portfolio within a short period of time after the shares were purchased;
     - Two or more purchases and redemptions within a short period of time; or
     - A series of transactions that is indicative of a timing pattern or strategy.

The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                     Notes

                                    Notes

Pioneer Variable Contracts Trust

Class I Shares

You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

Shareowner reports
Annual and semiannual reports, and quarterly reports filed with the Securities and Exchange Commission, to shareowners provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.

You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-08786)

[LOGO]
PIONEER
Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                   17322-00-0405
                                        (C) 2005 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                 Member SIPC

Pioneer Growth Shares VCT Portfolio
A portfolio of Pioneer Variable Contracts Trust
Class II Shares Prospectus

May 1, 2005


Introduction
Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of Pioneer Growth Shares VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio

Strategic focus

Growth Shares invests primarily in equity securities of U.S. issuers for appreciation of capital.

Contents


Basic information about the portfolio .........   1
Common portfolio investment policies ..........   6
Management ....................................   6
Distributions and taxes .......................   7
Shareholder information .......................   8


An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Growth Shares
VCT Portfolio


Investment objective

Appreciation of capital.

Principal investment strategies
The portfolio invests primarily in equity securities of U.S. issuers. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as warrants, rights, interests in real estate investment trusts (REITs) and preferred stocks.

The portfolio uses a "growth" style of management and seeks to invest in issuers with above average potential for earnings and revenue growth. To select growth stocks, Pioneer, the portfolio's investment adviser, employs fundamental research, an evaluation of the issuer based on its financial statements and operations, and due diligence within a quantitative risk control framework, utilizing a bottom-up analytic style. Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:

     o Companies with experienced management teams, strong market positions and the potential to support above average earnings growth
     o A sustainable competitive advantage, such as a brand name, customer base, proprietary technology or economies of scale
     o Favorable expected returns relative to perceived risk

Pioneer generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. Pioneer makes that determination based upon the same criteria it uses to select portfolio securities.


The portfolio may invest up to 30% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. government issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers.

The portfolio may invest up to 25% of its total assets in REITs. REITs are companies that invest primarily in real estate or real estate related loans.


Portfolio turnover
The portfolio's annual portfolio turnover rate will vary based on many factors has exceeded 100%. A high portfolio turnover rate may result in high transaction costs that are borne by the portfolio and its shareholders. See "Financial highlights" for actual annual turnover rate.

Principal risks of investing in the portfolio
Even though the portfolio seeks capital appreciation, you could lose money on your investment or not make as much as if you invested elsewhere if:

     o The stock market goes down (this risk may be greater in the short term)
     o Growth stocks fall out of favor with investors
     o The portfolio's investments do not have the growth potential originally expected



Risks of non-U.S. investments
Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer might not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
     o Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     o Economic, political and social developments may adversely affect the securities markets
     o Withholding and other non-U.S. taxes may decrease the portfolio's return.

Risks of REITs
Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

Market segment risks
At times, more than 25% of the portfolio's assets may be invested in the same market segment, such as financials or technology. To the extent the portfolio emphasizes investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance varies from year to year.

The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Portfolio performance
The chart shows the performance of the portfolio's Class II shares for each full calendar year since the inception of Class I on October 31, 1997. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2000 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. For the period after May 1, 2000, the actual performance of Class II shares is reflected, which performance may be influenced by the smaller asset size of Class II shares compared to Class I shares.

The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

Annual return Class II shares

(Year ended December 31)


        [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

  '98    '99     '00      '01      '02     '03    '04
32.27   7.53   -6.88   -19.24   -35.07   24.74   6.36

The highest calendar quarterly return was 22.16% (9/30/98 to 12/31/98).

The lowest calendar quarterly return was -20.17% (3/31/02 to 6/30/02).


Comparison with the Russell 1000 Growth Index

The table shows the average annual total returns of the portfolio's Class II shares over time and compares these returns to the returns of the Russell 1000 Index. The Russell 1000 Growth Index is made up of those stocks contained within the Russell 1000 Index having higher price-to-book ratios and higher forecasted growth values. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on August 1, 2000 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:


     O The sale of the shares at the end of the period
     O Reinvestment of all dividends and distributions


Average annual total return (%)
(for periods ended December 31, 2004)

                                                                    Inception
                                                           Since         Date
                                1 Year     5 Years     Inception    (Class I)
                              --------------------------------------------------
Class II                          6.36       -8.32         -0.83     10/31/97
--------------------------------------------------------------------------------
Russell 1000 Growth Index         6.30       -9.29         -0.67            -
--------------------------------------------------------------------------------

Fees and expenses
These are the fees and expenses, based on the portfolio's latest fiscal year, you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                          Class II
--------------------------------------------------
Management Fee                              0.70%
--------------------------------------------------
Distribution and Service (12b-1) Fee        0.25%
--------------------------------------------------
Other Expenses                              0.30%
--------------------------------------------------
Total Operating Expenses                    1.25%
--------------------------------------------------


Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


               Number of years you own your shares
             ---------------------------------------
                1         3         5          10
----------------------------------------------------
Class II      $127      $397      $686      $1,511
----------------------------------------------------


Non-principal investment strategies and related risks
As discussed, the portfolio invests primarily in equity securities of U.S. issuers.


This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

The portfolio may invest a portion of its assets not invested in equity securities in debt securities of corporate and government issuers. Generally, the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in lower quality debt securities issued by both U.S. and non-U.S. corporate and government issuers, including below investment grade convertible debt securities. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective by offering the potential for capital appreciation, to diversify the portfolio or for greater liquidity.


Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Management

Portfolio managers

Day-to-day management of the portfolio is the responsibility of co-managers Christopher M. Galizio and Stephen A. Balter. Mr. Galizio and Mr. Balter are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Galizio, a vice president, joined Pioneer in 1994 as an analyst. Mr. Balter, a vice president, joined Pioneer in January 2005. Prior to joining Pioneer, Mr. Balter was a portfolio manager at 2100 Capital Group and a senior vice president and analyst at Putnam Investments, each a subsidiary of Marsh & McLennan Companies.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.


Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.70% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.

Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended December 31, 2002 through 2004 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the fiscal years ended December 31, 2000 and 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operations in 2002. The annual report is available upon request.


Pioneer Growth Shares VCT Portfolio(a)
Class II shares

                                                                               Year Ended December 31,
                                                          -----------------------------------------------------------------
                                                                                                                 5/1/00 to
                                                              2004        2003          2002          2001       12/31/00
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 12.10      $  9.70      $  14.94      $  18.50      $ 21.68
                                                           -------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                              $  0.06      $ (0.02)     $  (0.13)     $  (0.05)     $ (0.03)
 Net realized and unrealized gain (loss) on investments       0.71         2.42         (5.11)        (3.51)       (1.23)
                                                           -------------------------------------------------------------
  Net increase (decrease) from investment operations       $  0.77      $  2.40      $  (5.24)     $  (3.56)     $ (1.26)
Distributions to shareowners:
 Net investment income                                            -           -             -             -            -
 Net realized gain                                                -           -             -             -       ( 1.92)
                                                           -------------------------------------------------------------
  Net increase (decrease) in net asset value               $  0.77      $  2.40      $  (5.24)     $  (3.56)     $ (3.18)
                                                           -------------------------------------------------------------
Net asset value, end of period                             $ 12.87      $ 12.10      $   9.70      $  14.94      $ 18.50
                                                           -------------------------------------------------------------
Total return*                                                  6.36%      24.74%       (35.07)%      (19.24)%      (6.36)%
Ratios/Supplemental Data
Ratio of net expenses to average net assets+                   1.25%       1.44%         1.63%         1.58%        1.03%
Ratio of net investment income (loss) to average
 net assets+                                                   0.74%      (0.40)%       (0.64)%       (0.61)%      (0.33)%
Portfolio turnover rate                                         206%         58%           86%          111%          95%
Net assets, end of period (in thousands)                   $  7,749     $ 3,049      $    263      $    658      $   203
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction
 for fees paid indirectly:
 Net expenses                                                  1.26%       1.44%         1.63%         1.58%        0.73%
 Net investment income (loss)                                  0.73%      (0.40)%       (0.64)%       (0.61)%      (0.11)%
---------------------------------------------------------------------------------------------------------------------------

(a) Class 2 shares were first publicly offered on May 1, 2000.

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

 +  Ratios with no reduction for fees paid indirectly.

Common portfolio investment policies

Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.

Cash management and temporary investments
Normally, each portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading
The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

Derivatives

Each portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts (if applicable) and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolios do not use derivatives as a primary investment technique and generally limit their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:


     o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     o As a substitute for purchasing or selling securities
     o To increase the portfolio's return as a non-hedging strategy that may be considered speculative


Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective.


Management

Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management were approximately $175 billion worldwide, including over $42 billion in assets under management by Pioneer.


The investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.


Pioneer has received an order (Exemptive Order) from the Securities and Exchange Commission (SEC) that permits Pioneer, subject to the approval of the portfolios' Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the SEC adopts a rule that would supersede the Exemptive Order, Pioneer and the portfolios intend to rely on such rule to permit Pioneer, subject to the approval of the portfolios' Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a portfolio without shareholder approval.


Distribution plan
The portfolios have adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, each portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Distributions and taxes

Shares of the portfolios are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolios to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.


Under the Internal Revenue Code of 1986, as amended (Code) a portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.


Each portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. Each portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, each portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, each portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Shareholder information


Net asset value
The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, the portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values debt securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.


--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of a transaction.
--------------------------------------------------------------------------------

Investments in shares of the portfolios
Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolios, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolios.
--------------------------------------------------------------------------------

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B. 164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.

Selling
hares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading

Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     o The sale of shares of a portfolio within a short period of time after the shares were purchased;
     o Two or more purchases and redemptions within a short period of time; or
     o A series of transactions that is indicative of a timing pattern or strategy.

The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                     Notes

                                     Notes

Pioneer Variable Contracts Trust

Class II Shares

You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

Shareowner reports
Annual and semiannual reports to shareowners provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.

You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786)




[LOGO] PIONEER
       Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                      17301-0405
                                        (C) 2005 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                 Member SIPC

Pioneer High Yield VCT Portfolio
A portfolio of Pioneer Variable Contracts Trust
Class I Shares Prospectus
April 30, 2004

Introduction

Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class I shares of Pioneer High Yield VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio

Strategic focus

High Yield invests in below investment grade debt securities and preferred stocks to maximize total return through a combination of income and capital appreciation.

Contents

Basic information about the portfolio .........   1
Common portfolio investment policies ..........   7
Management ....................................   8
Distributions and taxes .......................   8
Shareholder information .......................   9


An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer High
Yield VCT Portfolio

Investment objective

Maximize total return through a combination of income and capital appreciation.

Principal investment strategies

Normally, the portfolio invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks. These high yield securities may be convertible into the equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets as described above.

The portfolio's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The portfolio invests in securities with a broad range of maturities.

Pioneer, the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities for their incremental yields or until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. Pioneer also considers a security's potential to provide income. In assessing the appropriate maturity, rating and sector weighting of the portfolio's investments, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Pioneer adjusts sector weighting to reflect its outlook of the market for high yield securities rather than using a fixed sector allocation. These adjustments occur periodically as part of Pioneer's ongoing review of the portfolio's investments. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research.

The portfolio may invest in investment grade and below investment grade convertible bonds and preferred stock that are convertible into the equity securities of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stock in an issuer's capital structure and consequently entail less risk than the issuer's common stock.


--------------------------------------------------------------------------------
Below investment grade debt securities

A debt security is below investment grade if it is rated BB or lower by Standard & Poor's Ratings Group or the equivalent rating by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer.
--------------------------------------------------------------------------------

Principal risks of investing in the portfolio

Even though the portfolio seeks to maximize total return, you could lose money on your investment or not make as much as if you invested elsewhere if:

     o Interest rates go up, causing the value of debt securities in the portfolio to decline
     o The issuer of a security owned by the portfolio defaults on its obligation to pay principal and/or interest or has its credit rating downgraded
     o During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This is known as call or prepayment risk
     o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk
     o Pioneer's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect
     o A downturn in equity markets causes the price of convertible securities to drop even when the prices of below investment grade bonds otherwise would not go down

The portfolio may hold a material percentage of the outstanding debt securities of certain high yield issuers, which practice may adversely impact the liquidity and market value of those investments.

Investment in high yield securities involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the portfolio is subject to the following specific risks:

     o Increased price sensitivity to changing interest rates and deteriorating economic environment
     o  Greater risk of loss due to default or declining credit quality
     o Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments

     o A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time

Market segment risks

At times, more than 25% of the portfolio's assets may be invested in the same market segment, such as financials or technology. To the extent the portfolio emphasizes investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.


The portfolio's past performance

The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance varies from year to year.

The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Portfolio performance

The chart shows the performance of the portfolio's Class I shares for each full calendar year since the portfolio's inception on May 1, 2000. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

Annual return Class I shares

(Year ended December 31)


[TABULAR REPRESENTATION OF BAR CHART]

'01              16.60
'02              -1.42
'03              32.79
'04               8.03

The highest calendar quarterly return was 11.43% (3/31/03 to 6/30/03).

The lowest calendar quarterly return was -9.14% (6/30/02 to 9/30/02).


Comparison with the Merrill Lynch High Yield Master II Index and the Merrill Lynch Index of Convertible Bonds (Speculative Quality)

The table shows the average annual total returns of the portfolio's Class I shares over time and compares these returns to the returns of the Merrill Lynch High Yield Master II Index and the Merrill Lynch Index of Convertible Bonds (Speculative Quality). These indices are recognized measures of the performance of high yield securities. Unlike the portfolio, the indices are not managed and do not incur expenses. The table assumes:

     o  The sale of the shares at the end of the period
     o  Reinvestment of all dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2004)

                                                             Since     Inception
                                             1 Year      Inception          Date
--------------------------------------------------------------------------------
Class I                                        8.03          12.27        5/1/00
--------------------------------------------------------------------------------
Merrill Lynch High Yield Master II Index      10.87           7.55             -
--------------------------------------------------------------------------------
Merrill Lynch Index of Convertible Bonds
(Speculative Quality)                         12.64           2.19             -
--------------------------------------------------------------------------------


Fees and expenses

These are the fees and expenses, based on the portfolio's latest fiscal year, you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                                                        Class I
Management Fee                                                            0.65%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                       None
--------------------------------------------------------------------------------
Other Expenses                                                            0.13%
--------------------------------------------------------------------------------
Total Operating Expenses                                                  0.78%
--------------------------------------------------------------------------------


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                             Number of years you own your shares
                                             -----------------------------------
                                                1       3         5        10
--------------------------------------------------------------------------------
Class I                                       $80     $249      $433      $966
--------------------------------------------------------------------------------


Non-principal investment strategies and related risks

As discussed, the portfolio invests primarily in below investment grade debt securities and preferred stocks to maximize total return.

This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

More on mortgage- and asset-backed securities and mortgage derivatives

The portfolio may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private issuers or by agencies of the U.S. government and represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

To the extent the portfolio invests significantly in asset-backed and mortgage-related securities, its exposure to prepayment and extension risks may be greater than if it invested in other fixed income securities.

Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying mortgages are prepaid.

The portfolio may invest in mortgage derivatives and structured securities. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

More on rating criteria

For purposes of the portfolio's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the portfolio will use the rating chosen by the portfolio manager as most representative of the security's credit quality. If a rating organization changes the quality rating assigned to one or more of the portfolio's securities, Pioneer will consider if any action is appropriate in light of the portfolio's investment objective and policies.

Investments other than high yield or debt securities

Consistent with its objective, the portfolio may invest in equity securities, issued by both U.S. and non-U.S. issuers, including common stocks, depositary receipts, warrants, rights and other equity interests. Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of loss than fixed income securities. Although equity securities may not pay dividends, the portfolio invests in equity securities when Pioneer believes they offer the potential for capital gains or to diversify the portfolio.


Investments in non-U.S. securities

The portfolio may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. The portfolio may invest up to up to 15% of its total assets in securities of non-U.S. and non-Canadian issuers, including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets. Investing in Canadian and non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent the portfolio invests in issuers in emerging markets or focuses its non-U.S. investments in one region. These risks may include:


     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio's investments at times, in amounts and at prices it considers reasonable

     o Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     o Economic, political and social developments may adversely affect the securities markets
     o Withholding and other non-U.S. taxes may decrease the portfolio's return.

Management

Portfolio management

Day-to-day management of the portfolio is the responsibility of Margaret D. Patel. Ms. Patel is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Ms. Patel, a senior vice president of Pioneer, joined Pioneer as a vice president in August 1999 and has been an investment professional since 1972. Prior to joining Pioneer, she was a portfolio manager at EQSF Advisers, Inc. from 1998 to 2000.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.


Management fee

The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.

Distributions

The portfolio declares a dividend daily. The dividend consists of substantially all of the portfolio's net income. Investors begin to earn dividends on the first business day following receipt of payment for shares and continue to earn dividends up to and including the date of sale. Dividends are normally paid on the last business day of each month. The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended December 31, 2002 through 2004 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the fiscal years ended December 31, 2000 and 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operations in 2002. The annual report is available upon request.


Pioneer High Yield VCT Portfolio
Class I shares

                                                                                                  May 1, 2000
                                                         For the year ended December 31,            Through
                                                   -------------------------------------------    December 31,
                                                     2004        2003        2002        2001       2000(a)
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $ 11.45     $  9.27     $ 10.33     $  9.82      $ 10.00
                                                   ---------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                      $  0.62     $  0.76     $  0.92     $  0.95      $  0.61
 Net realized and unrealized gain (loss)
  on investments                                      0.27        2.18       (1.06)       0.62        (0.18)
                                                   ----------------------------------------------------------
  Net increase (decrease)
   from investment operations                      $  0.89     $  2.94     $ (0.14)    $  1.57      $  0.43
Distributions to shareowners:
 Net investment income                               (0.62)      (0.76)      (0.92)      (0.95)       (0.61)
 Net realized gain                                   (0.05)          -           -       (0.11)           -
                                                   ---------------------------------------------------------
  Net increase (decrease) in net asset value       $  0.22     $  2.18     $ (1.06)    $  0.51      $ (0.18)
                                                   ---------------------------------------------------------
Net asset value, end of period                     $ 11.67     $ 11.45     $  9.27     $ 10.33      $  9.82
                                                   ==========================================================
Total return*                                         8.03%      32.78%      (1.42)%     16.60%        4.12%
Ratios/Supplemental Data
Ratio of net expenses to average net assets+          0.78%       0.89%       1.02%       1.15%        1.25%**
Ratio of net investment income (loss) to
 average net assets+                                  5.40%       7.22%       9.39%       9.15%        9.18%**
Portfolio turnover rate                                 42%         48%         42%         36%          33%
Net assets, end of period (in thousands)           $70,890     $66,587     $41,111     $32,331      $ 6,849
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                         0.78%       0.89%       1.02%       1.28%        2.35%**
 Net investment income (loss)                         5.40%       7.22%       9.39%       9.02%        8.08%**
--------------------------------------------------------------------------------------------------------------

(a) Shares of Pioneer High Yield VCT Portfolio were first publicly offered on May 1, 2000
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

Common portfolio investment policies

Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate, including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.


Cash management and temporary investments

Normally, each portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading

The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

Derivatives

Each portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts (if applicable) and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolios do not use derivatives as a primary investment technique and generally limit their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:

     o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     o  As a substitute for purchasing or selling securities
     o To increase the portfolio's return as a non-hedging strategy that may be considered speculative


Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective.

Management

Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.

Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management were approximately $175 billion worldwide, including over $42 billion in assets under management by Pioneer.


The investment adviser

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Additional dealer compensation

The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Distributions and taxes

Shares of the portfolios are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolios to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

Under the Internal Revenue Code of 1986, as amended (Code), a portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.

Each portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. Each portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, each portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, each portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


Disclosure of portfolio holdings

The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Shareholder information


Net asset value

The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, the portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

-----------------------
Share price
The net asset value per
share calculated on the
day of a transaction.
-----------------------

Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values debt securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.


Investments in shares of the portfolios

------------------------
Since you may not
directly purchase shares
of the portfolios, you
should read the
prospectus for your
insurance company's
Variable Contract to
learn how to purchase a
Variable Contract based
on the portfolios.
------------------------

Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B. 164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.

Selling

Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading

Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     o The sale of shares of a portfolio within a short period of time after the shares were purchased;
     o  Two or more purchases and redemptions within a short period of time; or
     o A series of transactions that is indicative of a timing pattern or strategy.

The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                      Notes

                                      Notes

Pioneer Variable Contracts Trust

Class I Shares

You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

Shareowner reports

Annual and semiannual reports to shareowners provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information

The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.

You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-08786)



[PIONEER INVESTMENTS LOGO]

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109



                                                                   17302-00-0405
                                        (C) 2005 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                 Member SIPC

Pioneer High Yield VCT Portfolio
A portfolio of Pioneer Variable Contracts Trust
Class II Shares Prospectus
April 30, 2004

Introduction

Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of Pioneer High Yield VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio

Strategic focus


High Yield invests in below investment grade debt securities and preferred stocks to maximize total return through a combination of income and capital appreciation.


Contents

Basic information about the portfolio .........   1
Common portfolio investment policies ..........   7
Management ....................................   7
Distributions and taxes .......................   8
Shareholder information .......................   9


An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer High Yield
VCT Portfolio

Investment objective

Maximize total return through a combination of income and capital appreciation.

Principal investment strategies

Normally, the portfolio invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks. These high yield securities may be convertible into the equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets as described above.

The portfolio's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The portfolio invests in securities with a broad range of maturities.

Pioneer, the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities for their incremental yields or until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. Pioneer also considers a security's potential to provide income. In assessing the appropriate maturity, rating and sector weighting of the portfolio's investments, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Pioneer adjusts sector weighting to reflect its outlook of the market for high yield securities rather than using a fixed sector allocation. These adjustments occur periodically as part of Pioneer's ongoing review of the portfolio's investments. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research.

The portfolio may invest in investment grade and below investment grade convertible bonds and preferred stock that are convertible into the equity securities of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stock in an issuer's capital structure and consequently entail less risk than the issuer's common stock.


--------------------------------------------------------------------------------
Below investment grade debt securities

A debt security is below investment grade if it is rated BB or lower by Standard & Poor's Ratings Group or the equivalent rating by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer.
--------------------------------------------------------------------------------

Principal risks of investing in the portfolio

Even though the portfolio seeks to maximize total return, you could lose money on your investment or not make as much as if you invested elsewhere if:

     o Interest rates go up, causing the value of debt securities in the portfolio to decline
     o The issuer of a security owned by the portfolio defaults on its obligation to pay principal and/or interest or has its credit rating downgraded
     o During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This is known as call or prepayment risk
     o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk
     o Pioneer's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect
     o A downturn in equity markets causes the price of convertible securities to drop even when the prices of below investment grade bonds otherwise would not go down

The portfolio may hold a material percentage of the outstanding debt securities of certain high yield issuers, which practice may adversely impact the liquidity and market value of those investments.

Investment in high yield securities involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the portfolio is subject to the following specific risks:

     o Increased price sensitivity to changing interest rates and deteriorating economic environment
     o  Greater risk of loss due to default or declining credit quality
     o Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments
     o A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time


Market segment risks

At times, more than 25% of the portfolio's assets may be invested in the same market segment, such as financials or technology. To the extent the portfolio emphasizes investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.


The portfolio's past performance

The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance varies from year to year.

The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Portfolio performance

The chart shows the performance of the portfolio's Class II shares for each full calendar year since the inception of Class I on May 1, 2000. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2001 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. For the period after May 1, 2001, the actual performance of Class II shares is reflected, which performance may be influenced by the smaller asset size of Class II shares compared to Class I shares. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

Annual return Class II shares
(Year ended December 31)


[TABULAR REPRESENTATION OF BAR CHART]

'01               16.80
'02               -2.42
'03               32.52
'04                7.76

The highest calendar quarterly return was 11.50% (3/31/03 to 06/30/03).

The lowest calendar quarterly return was -9.35% (6/30/02 to 9/30/02).


Comparison with the Merrill Lynch High Yield Master II Index and the Merrill Lynch Index of Convertible Bonds (Speculative Quality)

The table shows the average annual total returns of the portfolio's Class II shares over time and compares these returns to the returns of the Merrill Lynch High Yield Master II Index and the Merrill Lynch Index of Convertible Bonds (Speculative Quality). These indices are recognized measures of the performance of high yield securities. Unlike the portfolio, the indices are not managed and do not incur expenses. The table assumes:

     o  The sale of the shares at the end of the period
     o  Reinvestment of all dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2004)

                                                                                                 Inception
                                                                                  Since            Date
                                                          1 Year               Inception         (Class I)
----------------------------------------------------------------------------------------------------------
Class II                                                    7.76                   11.92           5/1/00
----------------------------------------------------------------------------------------------------------
Merrill Lynch High Yield Master II Index                  110.87                    7.55                -
----------------------------------------------------------------------------------------------------------
Merrill Lynch Index of Convertible Bonds
(Speculative Quality)                                      12.64                    2.19                -
----------------------------------------------------------------------------------------------------------


Fees and expenses

These are the fees and expenses, based on the portfolio's latest fiscal year, you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets

                                                                       Class II
Management Fee                                                            0.65%
-------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                      0.25%
-------------------------------------------------------------------------------
Other Expenses                                                            0.14%
-------------------------------------------------------------------------------
Total Operating Expenses                                                  1.04%
-------------------------------------------------------------------------------


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                        Number of years you own your shares
                                 -----------------------------------------------
                                    1            3            5            10
--------------------------------------------------------------------------------
Class II                          $106         $331         $574         $1,271
--------------------------------------------------------------------------------


Non-principal investment strategies and related risks

As discussed, the portfolio invests primarily in below investment grade debt securities and preferred stocks to maximize total return.

This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

More on mortgage- and asset-backed securities and mortgage derivatives

The portfolio may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private issuers or by agencies of the U.S. government and represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

To the extent the portfolio invests significantly in asset-backed and mortgage-related securities, its exposure to prepayment and extension risks may be greater than if it invested in other fixed income securities.

Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying mortgages are prepaid.

The portfolio may invest in mortgage derivatives and structured securities. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

More on rating criteria

For purposes of the portfolio's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the portfolio will use the rating chosen by the portfolio manager as most representative of the security's credit quality. If a rating organization changes the quality rating assigned to one or more of the portfolio's securities, Pioneer will consider if any action is appropriate in light of the portfolio's investment objective and policies.

Investments other than high yield or debt securities

Consistent with its objective, the portfolio may invest in equity securities, issued by both U.S. and non-U.S. issuers, including common stocks, depositary receipts, warrants, rights and other equity interests. Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of loss than fixed income securities. Although equity securities may not pay dividends, the portfolio invests in equity securities when Pioneer believes they offer the potential for capital gains or to diversify the portfolio.

Investments in non-U.S. securities

The portfolio may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. The portfolio may invest up to up to 15% of its total assets in securities of non-U.S. and non-Canadian issuers, including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets. Investing in Canadian and non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent the portfolio invests in issuers in emerging markets or focuses its non-U.S. investments in one region. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio's investments at times, in amounts and at prices it considers reasonable
     o Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     o Economic, political and social developments may adversely affect the securities markets
     o Withholding and other non-U.S. taxes may decrease the portfolio's return.

Management

Portfolio management

Day-to-day management of the portfolio is the responsibility of Margaret D. Patel. Ms. Patel is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Ms. Patel, a senior vice president of Pioneer, joined Pioneer as a vice president in August 1999 and has been an investment professional since 1972. Prior to joining Pioneer, she was a portfolio manager at EQSF Advisers, Inc. from 1998 to 2000.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.


Management fee

The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.

Distributions

The portfolio declares a dividend daily. The dividend consists of substantially all of the portfolio's net income. Investors begin to earn dividends on the first business day following receipt of payment for shares and continue to earn dividends up to and including the date of sale. Dividends are normally paid on the last business day of each month. The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended December 31, 2002 through 2004 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the period ended December 31, 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operations in 2002.
The annual report is available upon request.


Pioneer High Yield VCT Portfolio
Class II shares(a)


                                                                                                 May 1, 2001
                                                            For the year ended December 31,        Through
                                                            -------------------------------     December 31,
                                                              2004        2003        2002           2001
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $ 11.46     $  9.28     $ 10.33        $ 10.51
                                                            --------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.58     $  0.76     $  0.80        $  0.60
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                            0.27        2.17       (1.05)         (0.07)
                                                            --------------------------------------------------
  Net increase (decrease) from investment operations        $  0.85     $  2.93     $ (0.25)       $  0.53
Distributions to shareowners:
 Net investment income                                        (0.59)      (0.75)      (0.80)         (0.60)
 Net realized gain                                            (0.05)          -           -          (0.11)
                                                            --------------------------------------------------
 Net increase (decrease) in net asset value                 $  0.21     $  2.18     $ (1.05)       $ (0.18)
                                                            --------------------------------------------------
 Net asset value, end of period                             $ 11.67     $ 11.46     $  9.28        $ 10.33
                                                            ==================================================
Total return*                                                  7.76%      32.64%      (2.42)%         5.39%
Ratios/Supplemental Data
Ratio of net expenses to average net assets+                   1.04%       1.09%       1.82%          1.39%**
Ratio of net investment income to average net assets+          5.12%       6.33%       8.67%          8.94%**
Portfolio turnover rate                                          42%         48%         42%            36%
Net assets, end of period (in thousands)                    $51,912     $17,601     $   228        $    28
Ratios with no waiver of management fees and assumption
 of expenses by PIM and no reduction for
 fees paid indirectly:
 Net expenses                                                  1.04%       1.09%       1.82%          1.50%**
 Net investment income                                         5.12%       6.33%       8.67%          8.83%**
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                  1.04%       1.09%       0.97%          0.85%**
 Net investment income                                         5.12%       6.33%       0.01%          0.07%**
--------------------------------------------------------------------------------------------------------------

(a) Class II shares were first publicly offered on May 1, 2001.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.)
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

Common portfolio investment policies

Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate, including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.


Cash management and temporary investments

Normally, each portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading

The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

Derivatives

Each portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts (if applicable) and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolios do not use derivatives as a primary investment technique and generally limit their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:


     o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     o  As a substitute for purchasing or selling securities
     o To increase the portfolio's return as a non-hedging strategy that may be considered speculative


Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective.


Management

Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management were approximately $175 billion worldwide, including over $42 billion in assets under management by Pioneer.


The investment adviser

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Distribution plan

The portfolios have adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, each portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

Additional dealer compensation

The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Distributions and taxes

Shares of the portfolios are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolios to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

Under the Internal Revenue Code of 1986, as amended (Code), a portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.


Each portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. Each portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, each portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, each portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


Disclosure of portfolio holdings

The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Shareholder information


Net asset value

The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, the portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

------------------------
Share price
The net asset value per
share calculated on the
day of a transaction.
------------------------

Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values debt securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

Investments in shares of the portfolios

--------------------------
Since you may not
directly purchase shares
of the portfolios, you
should read the
prospectus for your
insurance company's
Variable Contract to
learn how to purchase a
Variable Contract based
on the portfolios.
--------------------------

Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B. 164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.

Selling

Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading

Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     o The sale of shares of a portfolio within a short period of time after the shares were purchased;
     o  Two or more purchases and redemptions within a short period of time; or
     o A series of transactions that is indicative of a timing pattern or strategy.

The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                      Notes

                                      Notes

Pioneer Variable Contracts Trust

Class II Shares

You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

Shareowner reports

Annual and semiannual reports to shareowners provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information

The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.

You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786)




[PIONEER INVESTMENTS LOGO]

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109



                                                                   17303-00-0405
                                        (C) 2005 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                 Member SIPC

Pioneer International Value VCT Portfolio
A portfolio of Pioneer Variable Contracts Trust
Class II Shares Prospectus

May 1, 2005


Introduction
Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of Pioneer International Value VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio

Strategic focus

International Value invests primarily in equity securities of non-U.S. issuers for long-term growth of capital.

Contents


Basic information about the portfolio .........   1
Common portfolio investment policies ..........   7
Management ....................................   7
Distributions and taxes .......................   8
Shareholder information .......................   9


An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about International Value
VCT Portfolio

Investment objective
Long-term capital growth.

Principal investment strategies
Normally, the portfolio invests at least 80% of its total assets in equity securities of non-U.S. issuers. These issuers may be located in both developed and emerging markets. Under normal circumstances, the portfolio's assets will be invested in securities of companies domiciled in at least three different foreign countries. Generally, the portfolio's investments in any country are limited to 25% or less of its total assets. However, the portfolio may invest more than 25% of its assets in issuers organized in Japan or the United Kingdom or in securities quoted or denominated in the Japanese yen, the British pound and the euro. Investment of a substantial portion of the portfolio's assets in such countries or currencies will subject the portfolio to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in those countries.

The portfolio may invest without limitation in securities of issuers located in countries with emerging economies or securities markets, but will not invest more than 25% of its total assets in securities of issuers located in any one such country.

For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred shares. The portfolio may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

Pioneer, the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at reasonable prices or substantial discounts to their underlying values and holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings and revenue growth, employing a bottom-up analytical style. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:

     - Favorable expected returns relative to perceived risk
     - Low market valuations relative to earnings forecast, book value, cash flow and sales
     - Turnaround potential for companies that have been through difficult periods
     - Issuer's industry has strong fundamentals, such as increasing or sustainable demand and barriers to entry
     - Management with demonstrated ability and commitment to the company
     - Low debt levels relative to equity


--------------------------------------------------------------------------------
International investing

The portfolio invests primarily in the securities of issuers that are organized and have their principal offices outside the United States.
--------------------------------------------------------------------------------

Principal risks of investing in the portfolio
Even though the portfolio seeks long-term capital growth, you could lose money on your investment or not make as much as if you invested elsewhere if:

     - The non-U.S. stock markets go down or perform poorly relative to U.S. stock markets (this risk may be greater in the short term)
     - Securities of non-U.S. issuers or value stocks fall out of favor with investors
     - The market continues to undervalue the securities in the portfolio or the securities in the portfolio turn out not to be undervalued


Risks of non-U.S. investments

Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Some of these risks do not apply to the larger, more developed markets. These risks are more pronounced to the extent the portfolio invests in issuers in countries with emerging markets or if the portfolio invests significantly in one country. These risks may include:

     - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio's investments at times, in amounts and at prices it considers reasonable

     - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
     - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     - Economic, political or social developments may adversely affect the securities markets
     - Withholding and other non-U.S. taxes may decrease the portfolio's return


To the extent that the portfolio invests from time to time more than 25% of its assets in issuers located in the United Kingdom and Japan, the portfolio may be particularly affected by risks associated with such countries. U.K. issuers will be directly affected by changes in economic activity and social, tax and monetary policy in the United Kingdom. The profitability of U.K. issuers may also be influenced by the economies of other European countries and economic and market regulations of the European Union. The Japanese economy is highly dependent upon international trade, particularly with the United States and other Asian countries. Japanese issuers could be adversely effected by trade policies or declining economic activity in these markets. In addition, the Japanese economy has been adversely affected by certain structural issues, including an aging population, significant non-performing loan portfolios at major financial institutions and substantial governmental deficits.

Market segment risks
At times, more than 25% of the portfolio's assets may be invested in the same market segment, such as financials or technology. To the extent the portfolio emphasizes investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.


The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance varies from year to year.

The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Portfolio performance
The chart shows the performance of the portfolio's Class II shares for each full calendar year since the inception of Class I on Match 1, 1995. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2003 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. For the period after May 1, 2003, the actual performance of Class II shares is reflected, which performance may be influenced by the smaller asset size of Class II shares compared to Class I shares.

The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


Annual return Class II shares
(Year ended December 31)


   [THE FOLLOWING WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'96              7.99
'97              3.45
'98             -9.94
'99             44.02
'00            -22.70
'01            -23.93
'02            -13.53
'03             32.38
'04             18.42

The highest calendar quarterly return was 28.84% (9/30/99 to 12/31/99).


The lowest calendar quarterly return was -21.48% (6/30/98 to 9/30/98).


Comparison with the Morgan Stanley Capital International (MSCI) All Country
(AC) World Free ex USA Index

The table shows the average annual total returns of the portfolio's Class II shares over time and compares these returns to the returns of the MSCI AC World Free ex USA Index. The MSCI AC World Free Index, excluding the United States is composed of 46 markets: 21 developed and 25 emerging countries. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2003 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:


     - The sale of the shares at the end of the period
     - Reinvestment of all dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2004)



                                                                            Inception
                                                                Since         Date
                                      1 Year      5 Years     Inception     (Class I)
-------------------------------------------------------------------------------------
Class II                               18.20        -4.57         1.16       3/1/95
-------------------------------------------------------------------------------------
MSCI AC World Free ex USA Index        21.36         0.02         6.69            -
-------------------------------------------------------------------------------------

Fees and expenses
These are the fees and expenses, based on the portfolio's latest fiscal year, you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                                                       Class II
Management Fee                                                            1.00%
-------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                      0.25%
-------------------------------------------------------------------------------
Other Expenses                                                            0.88%
-------------------------------------------------------------------------------
Total Operating Expenses                                                  2.13%
-------------------------------------------------------------------------------


Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                            Number of years you own your shares
                                         --------------------------------------
                                            1         3          5           10
-------------------------------------------------------------------------------
Class II                                  $216      $667      $1,144     $2,462
-------------------------------------------------------------------------------


Non-principal investment strategies and related risks
As discussed, the portfolio invests primarily in non-U.S. equity securities to seek long-term capital growth.

This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).


Debt securities
The portfolio may invest up to 20% of its total assets in debt securities issued by U.S. or non-U.S. corporate and government issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade convertible debt securities. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective of long-term capital growth, to diversify the portfolio or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Management

Portfolio management

Day-to-day management of the portfolio is the responsibility of Christopher Smart. Mr. Smart is supported by a team of portfolio managers and analysts. Members of this team manage other Pioneer funds investing primarily in international securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and buy and sell recommendations on equity securities, and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Smart, senior vice president and director of international investments, joined Pioneer in 1995 as director of research of Pioneer First Investments, Moscow, Russia.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.


Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 1.00% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.

Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.


Pioneer International Value VCT Portfolio
Class II shares(a)


                                                                  Year ended      May 1, 2003
                                                                 December 31,   to December 31,
                                                                     2004            2003
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $10.04          $ 7.76
Increase (decrease) from investment operations:
 Net investment income (loss) ................................     $(0.02)         $ 0.05
 Net realized and unrealized gain on investments and
  foreign currency transactions ..............................       1.86            2.29
                                                                 ------------------------------
  Net increase from investment operations ....................       1.84            2.34
                                                                 ------------------------------
Distributions to shareholders:
 Net investment income .......................................     $(0.04)         $(0.06)
 Net increase (decrease) in net asset value ..................     $ 1.80          $ 2.28
                                                                 ------------------------------
 Net asset value, end of period ..............................     $11.84          $10.04
                                                                 ==============================
Total return* ................................................      18.42%          30.31%**
Ratio of net expenses to average net assets+ .................       2.13%           2.02%**
Ratio of net investment loss to average net assets+ ..........      (0.11)%         (0.81)%**
Portfolio turnover rate ......................................        129%             99%
Net assets, end of period (in thousands) .....................     $4,133          $1,081
Ratios with no waiver of management fees and assumption
 of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses ................................................       2.13%           2.02%**
 Net investment loss .........................................      (0.11)%         (0.81)%**
-------------------------------------------------------------------------------------------------



(a) Class 2 shares were first publicly offered on May 1, 2003.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

+   Ratios with no reduction for fees paid indirectly.

Common portfolio investment policies


Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate, including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.


Cash management and temporary investments
Normally, each portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading
The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

Derivatives

Each portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts (if applicable) and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolios do not use derivatives as a primary investment technique and generally limit their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:


     - As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     - As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative


Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective.


Management

Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management were approximately $175 billion worldwide, including over $42 billion in assets under management by Pioneer.


The investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Distribution plan
The portfolios have adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, each portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Distributions and taxes

Shares of the portfolios are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolios to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.


Under the Internal Revenue Code of 1986, as amended (Code), a portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.


Each portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. Each portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, each portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, each portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Shareholder information


Net asset value
The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, the portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values debt securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.


--------------------------------------------------------------------------------
Share price

The net asset value per share calculated on the day of a transaction.
--------------------------------------------------------------------------------

Investments in shares of the portfolios

Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.


--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolios, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolios.
--------------------------------------------------------------------------------

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.


Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.

Selling
Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading

Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     - The sale of shares of a portfolio within a short period of time after the shares were purchased;
     - Two or more purchases and redemptions within a short period of time; or
     - A series of transactions that is indicative of a timing pattern or strategy.

The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                     Notes

                                     Notes

Pioneer Variable Contracts Trust

Class II Shares

You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

Shareowner reports
Annual and semiannual reports to shareowners provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.

You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-08786)

[LOGO] PIONEER
       Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109
                                                                   17304-00-0405
www.pioneerfunds.com                    (C) 2005 Pioneer Funds Distributor, Inc.
                                                                    Member SIPC

Pioneer Mid Cap Value VCT Portfolio
A portfolio of Pioneer Variable Contracts Trust

Class I Shares Prospectus
May 1, 2005


Introduction
Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class I shares of Pioneer Mid Cap Value VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio

Strategic focus

Mid Cap Value invests in a diversified portfolio of securities consisting primarily of common stocks of mid-size companies for capital appreciation.

Contents

Basic information about the portfolio .........   1
Common portfolio investment policies ..........   7
Management ....................................   7
Distributions and taxes .......................   8
Shareholder information .......................   9

An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Mid Cap Value
VCT Portfolio

Investment objective
Capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

Principal investment strategies

Normally, the portfolio invests at least 80% of its total assets in equity securities of mid-size companies, that is companies with market values within the range of market values of companies included in the Russell Midcap Value Index. The portfolio focuses on issuers with capitalizations within the $1 billion to $10 billion range, and that range will change depending on market conditions. The equity securities in which the portfolio principally invests are common stocks, preferred stocks, depositary receipts and convertible debt, but the portfolio may invest in other types of equity securities to a lesser extent, such as warrants and rights.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets as described above.

The portfolio may invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers.


Pioneer, the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at substantial discounts to their underlying values and holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:

     o Favorable expected returns relative to perceived risk
     o Management with demonstrated ability and commitment to the company
     o Low market valuations relative to earnings forecast, book value, cash flow and sales
     o Turnaround potential for companies that have been through difficult periods
     o Estimated private market value in excess of current stock price. Private market value is the price an independent investor would pay to own the entire company
     o Issuer's industry has strong fundamentals such as increasing or sustainable demand and barriers to entry

Principal risks of investing in the portfolio
Even though the portfolio seeks capital appreciation, you could lose money on your investment or not make as much as if you invested elsewhere if:

     o The stock market goes down (this risk may be greater in the short term)
     o Mid-size or value stocks fall out of favor with investors
     o The portfolio's assets remain undervalued or do not have the potential value originally expected

The portfolio also has risks associated with investing in mid-size companies. Compared to large companies, mid-size companies, and the market for their equity securities, are likely to:

     o Be more sensitive to changes in earnings results and investor expectations
     o Have more limited product lines and capital resources
     o Experience sharper swings in market values
     o Be harder to sell at the times and prices Pioneer thinks appropriate

     o Offer greater potential for gain and loss

Risks of non-U.S. investments
Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Some of these risks do not apply to the larger more developed non-U.S. markets. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell portfolio securities at times, in amounts and at prices it considers reasonable
     o Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     o Economic, political and social developments may adversely affect the securities markets
     o Withholding and other non-U.S. taxes may decrease the portfolio's return

Market segment risks
At times, more than 25% of the portfolio's assets may be invested in the same market segment, such as financials or technology. To the extent the portfolio emphasizes investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.


--------------------------------------------------------------------------------
Market value
A company's market value or capitalization is calculated by multiplying the number of its outstanding shares by the current market price of a share.
--------------------------------------------------------------------------------

The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance varies from year to year.

The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Portfolio performance
The chart shows the performance of the portfolio's Class I shares for each full calendar year since the portfolio's inception on March 1, 1995. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


Annual return Class I shares

(Year ended December 31)


       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

  '96     '97     '98     '99     '00    '01      '02     '03     '04
15.03   24.69   -3.95   13.05   18.01   6.49   -11.21   37.48   22.12


The highest calendar quarterly return was 17.33% (3/31/03 to 6/30/04).

The lowest calendar quarterly return was -20.94% (6/30/98 to 9/30/98).


Comparison with the Russell Midcap Value Index
The table shows the average annual total returns of the portfolio's Class I shares over time and compares these returns to the returns of the Russell Midcap Value Index. This index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:

     o The sale of the shares at the end of the period
     o Reinvestment of all dividends and distributions

Average annual total return (%)
(for periods ended December 31, 2004)

                                                        Since  Inception
                                 1 Year   5 Years   Inception       Date
                               -----------------------------------------
Class I                          22.12     13.37       3.30     3/1/95
------------------------------------------------------------------------
Russell Midcap Value Index       23.71     13.48      15.10          -
------------------------------------------------------------------------

Fees and expenses
These are the fees and expenses, based on the portfolio's latest fiscal year, you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                           Class I
Management Fee                               0.65%
--------------------------------------------------
Distribution and Service (12b-1) Fee          None
--------------------------------------------------
Other Expenses                               0.07%
--------------------------------------------------
Total Operating Expenses                     0.72%
--------------------------------------------------


Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


            Number of years you own your shares
            ------------------------------------
               1        3         5         10
------------------------------------------------
Class I      $74      $230      $401      $894
------------------------------------------------


Non-principal investment strategies and related risks
As discussed, the portfolio invests primarily in equity securities of mid-cap companies.

This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).


Debt securities

The portfolio may invest up to 20% of its total assets in debt securities of corporate and government issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade convertible debt securities issued by both U.S. and non-U.S. issuers. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective by offering the potential for capital appreciation, to diversify the portfolio or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Management

Portfolio management

Day-to-day management of the portfolio is the responsibility of J. Rodman Wright, portfolio manager, and Sean Gavin, assistant portfolio manager. Mr. Wright and Mr. Gavin are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Wright is a senior vice president of Pioneer. He joined Pioneer in 1994 as an analyst and has been an investment professional since 1988. Mr. Gavin is a vice president and joined Pioneer in 2002 as an assistant portfolio manager. Prior to joining Pioneer, Mr. Gavin was employed as an analyst at Boston Partners from 2000 to 2002 and at Delphi Management from 1998 to 2000.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.


Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.

Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended December 31, 2002 through 2004 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the fiscal years ended December 31, 2000 and 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operations in 2002. The annual report is available upon request.


Pioneer Mid Cap Value VCT Portfolio
Class I shares


                                                                           For the year ended December 31
                                                          ----------------------------------------------------------------
                                                              2004         2003          2002         2001         2000
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $ 20.47      $ 14.94      $  17.35      $ 17.79     $ 16.26
                                                            -----------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                               $  0.08      $  0.14      $   0.07      $  0.07     $  0.13
 Net realized and unrealized gain (loss) on investments        4.41         5.45         (1.97)        1.06        2.62
                                                            -----------------------------------------------------------
  Net increase (decrease) from investment operations        $  4.49      $  5.59      $  (1.90)     $  1.13     $  2.75
Distributions to shareowners:
 Net investment income                                        (0.08)       (0.06)        (0.05)       (0.10)      (0.13)
 Net realized gain                                            (0.21)          --         (0.46)       (1.47)      (1.09)
                                                            -----------------------------------------------------------
  Net increase (decrease) in net asset value                $  4.20      $  5.53      $  (2.49)     $  (0.44)   $  1.53
                                                            -----------------------------------------------------------
Net asset value, end of period                              $ 24.67      $ 20.47      $  14.94      $ 17.35     $ 17.79
                                                            ===========================================================
Total return*                                                 22.12%       37.48%      (11.21)%        6.49%      18.00%
Ratios/Supplemental Data
Ratio of net expenses to average net assets+                   0.72%        0.76%        0.80%         0.79%       0.77%
Ratio of net investment income (loss) to average net
 assets+                                                       0.53%        0.86%        0.46%         0.45%       0.63%
Portfolio turnover rate                                          55%          52%          68%           95%         85%
Net assets, end of period (in thousands)                   $303,138     $170,237     $120,687      $128,340    $111,466
Ratio with no waiver of management fees and
 assumption of expenses by PIM and no reduction
 for fees paid indirectly:
 Net expenses                                                  0.72%        0.76%        0.80%         0.79%       0.77%
 Net investment income (loss)                                  0.53%        0.86%        0.46%         0.45%       0.63%
Ratio with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                  0.72%        0.76%        0.80%         0.79%       0.77%
 Net investment income (loss)                                  0.53%        0.86%        0.46%         0.45%       0.63%
--------------------------------------------------------------------------------------------------------------------------



* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+ Ratios with no reduction for fees paid indirectly.

Common portfolio investment policies


Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate, including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.


Cash management and temporary investments
Normally, each portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading
The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

Derivatives

Each portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts (if applicable) and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolios do not use derivatives as a primary investment technique and generally limit their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:


     o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     o As a substitute for purchasing or selling securities
     o To increase the portfolio's return as a non-hedging strategy that may be considered speculative


Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective.


Management

Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management were approximately $175 billion worldwide, including over $42 billion in assets under management by Pioneer.


The investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Distributions and taxes

Shares of the portfolios are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolios to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.


Under the Internal Revenue Code of 1986, as amended (Code), a portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.


Each portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. Each portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, each portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, each portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.



Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Shareholder information


Net asset value
The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).


The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.


The portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, the portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of a transaction.
--------------------------------------------------------------------------------

Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values debt securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.


Investments in shares of the portfolios
Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolios, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolios.
--------------------------------------------------------------------------------

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.

Selling
Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading

Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     o The sale of shares of a portfolio within a short period of time after the shares were purchased;
     o Two or more purchases and redemptions within a short period of time; or
     o A series of transactions that is indicative of a timing pattern or strategy.

The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                     Notes

                                     Notes

Pioneer Variable Contracts Trust

Class I Shares

You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

Shareowner reports
Annual and semiannual reports to shareowners provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.

You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-08786)



[LOGO] PIONEER
       Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                   17305-00-0405
                                        (C) 2005 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                 Member SIPC

Pioneer Mid Cap Value VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class II Shares Prospectus
May 1, 2005


Introduction

Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of Pioneer Mid Cap Value VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.


Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio

Strategic focus

Mid Cap Value invests in a diversified portfolio of securities consisting primarily of common stocks of mid-size companies for capital appreciation.

Contents


Basic information about the portfolio .........   1
Common portfolio investment policies ..........   7
Management ....................................   7
Distributions and taxes .......................   8
Shareholder information .......................   9


An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Mid Cap Value
VCT Portfolio


Investment objective

Capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

Principal investment strategies

Normally, the portfolio invests at least 80% of its total assets in equity securities of mid-size companies, that is companies with market values within the range of market values of companies included in the Russell Midcap Value Index. The portfolio focuses on issuers with capitalizations within the $1 billion to $10 billion range, and that range will change depending on market conditions. The equity securities in which the portfolio principally invests are common stocks, preferred stocks, depositary receipts and convertible debt, but the portfolio may invest in other types of equity securities to a lesser extent, such as warrants and rights.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets as described above.

The portfolio may invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers.


Pioneer, the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at substantial discounts to their underlying values and holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:

     o    Favorable expected returns relative to perceived risk
     o    Management with demonstrated ability and commitment to the company
     o Low market valuations relative to earnings forecast, book value, cash flow and sales
     o Turnaround potential for companies that have been through difficult periods
     o Estimated private market value in excess of current stock price. Private market value is the price an independent investor would pay to own the entire company
     o Issuer's industry has strong fundamentals such as increasing or sustainable demand and barriers to entry

Principal risks of investing in the portfolio
Even though the portfolio seeks capital appreciation, you could lose money on your investment or not make as much as if you invested elsewhere if:

     o The stock market goes down (this risk may be greater in the short term)
     o    Mid-size or value stocks fall out of favor with investors
     o The portfolio's assets remain undervalued or do not have the potential value originally expected

The portfolio also has risks associated with investing in mid-size companies. Compared to large companies, mid-size companies, and the market for their equity securities, are likely to:

     o Be more sensitive to changes in earnings results and investor expectations
     o    Have more limited product lines and capital resources
     o    Experience sharper swings in market values
     o    Be harder to sell at the times and prices Pioneer thinks appropriate
     o    Offer greater potential for gain and loss

Risks of non-U.S. investments
Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Some of these risks do not apply to the larger more developed non-U.S. markets. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell portfolio securities at times, in amounts and at prices it considers reasonable
     o Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     o Economic, political and social developments may adversely affect the securities markets
     o Withholding and other non-U.S. taxes may decrease the portfolio's return

Market segment risks
At times, more than 25% of the portfolio's assets may be invested in the same market segment, such as financials or technology. To the extent the portfolio emphasizes investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.


--------------------------------------------------------------------------------
Market value
A company's market value or capitalization is calculated by multiplying the number of its outstanding shares by the current market price of a share.
--------------------------------------------------------------------------------

The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance varies from year to year.

The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Portfolio performance

The chart shows the performance of the portfolio's Class II shares for each full calendar year since the inception of Class I on March 1, 1995. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2000 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. For the period after May 1, 2000, the actual performance of Class II shares is reflected, which performance may be influenced by the smaller asset size of Class II shares compared to Class I shares.


The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

Annual return Class II shares

(Year ended December 31)


[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'96             12.90
'97             23.50
'98             -9.57
'99             12.77
'00             19.17
'01              6.22
'02            -11.38
'03             37.09
'04             21.77

The highest calendar quarterly return was 17.26% (3/31/03 to 6/30/03).


The lowest calendar quarterly return was -20.99% (6/30/98 to 9/30/98).

Comparison with the Russell Midcap Value Index
The table shows the average annual total returns of the portfolio's Class II shares over time and compares these returns to the returns of the Russell Midcap Value Index. This index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2000 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:

     o    The sale of the shares at the end of the period
     o    Reinvestment of all dividends and distributions

Average annual total return (%)
(for periods ended December 31, 2004)


                                                               Inception
                                                        Since       Date
                                 1 Year   5 Years   Inception  (Class I)
------------------------------------------------------------------------
Class II                          21.77     13.37       12.12     3/1/95
------------------------------------------------------------------------
Russell Midcap Value Index        23.71     13.48       15.10          -
------------------------------------------------------------------------


Fees and expenses
These are the fees and expenses, based on the portfolio's latest fiscal year, you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                          Class II
--------------------------------------------------
Management Fee                               0.65%
--------------------------------------------------
Distribution and Service (12b-1) Fee         0.25%
--------------------------------------------------
Other Expenses                               0.07%
--------------------------------------------------
Total Operating Expenses                     0.97%
--------------------------------------------------


Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


              Number of years you own your shares
             --------------------------------------
                1        3         5          10
--------------------------------------------------
Class II      $99      $309      $536     $1,190
--------------------------------------------------


Non-principal investment strategies and related risks
As discussed, the portfolio invests primarily in equity securities of mid-cap companies.

This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

Debt securities
The portfolio may invest up to 20% of its total assets in debt securities of corporate and government issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade convertible debt securities issued by both U.S. and non-U.S. issuers. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective by offering the potential for capital appreciation, to diversify the portfolio or for greater liquidity.


Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Management

Portfolio management

Day-to-day management of the portfolio is the responsibility of J. Rodman Wright, portfolio manager, and Sean Gavin, assistant portfolio manager. Mr. Wright and Mr. Gavin are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Wright is a senior vice president of Pioneer. He joined Pioneer in 1994 as an analyst and has been an investment professional since 1988. Mr. Gavin is a vice president and joined Pioneer in 2002 as an assistant portfolio manager. Prior to joining Pioneer, Mr. Gavin was employed as an analyst at Boston Partners from 2000 to 2002 and at Delphi Management from 1998 to 2000.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.


Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.

Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended December 31, 2002 through 2004 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the fiscal years ended December 31, 2000 and 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operations in 2002. The annual report is available upon request.


Pioneer Mid Cap Value VCT Portfolio
Class II shares(a)


                                                                            For the year ended December 31
                                                          ------------------------------------------------------------------
                                                              2004         2003          2002         2001         2000
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $  20.32     $  14.86      $ 17.28      $ 17.75       $16.89
                                                          ------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                      $   0.01     $   0.06      $  0.04      $  0.14       $ 0.07
 Net realized and unrealized gain (loss) on investments         4.38         5.44        (1.96)        0.94         2.01
                                                          ------------------------------------------------------------------
  Net increase (decrease) from investment operations        $   4.39     $   5.50      $ (1.92)     $  1.08       $2.08
Distributions to shareowners:
 Net investment income                                         (0.06)       (0.04)       (0.04)       (0.08)       (0.13)
 Net realized gain                                             (0.21)           -        (0.46)       (1.47)       (1.09)
                                                          ------------------------------------------------------------------
Net increase (decrease) in net asset value                  $   4.12     $   5.46      $ (2.42)     $ (0.47)      $ 0.86
                                                          ------------------------------------------------------------------
Net asset value, end of period                              $  24.44     $  20.32      $ 14.86      $ 17.28       $17.75
                                                          ==================================================================
Total return*                                                  21.77%       37.09%      (11.38)%       6.22%       13.35%
Ratios/Supplemental Data
Ratio of net expenses to average net assets+                    0.97%        1.00%        1.07%        1.11%        1.01%**
Ratio of net investment income to average net assets+           0.29%        0.60%        0.24%        0.10%        0.37%**
Portfolio turnover rate                                           55%          52%          68%          95%          85%
Net assets, end of period (in thousands)                    $536,837     $211,120      $61,038      $10,195       $1,943
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction
 for fees paid indirectly:
 Net expenses                                                   0.97%        1.00%        1.07%        1.11%        1.01%**
 Net investment income                                          0.29%        0.60%        0.24%        0.10%        0.37%**
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                   0.97%        1.00%        1.07%        1.11%        1.01%**
 Net investment income                                          0.29%        0.60%        0.24%        0.10%        0.37%**
----------------------------------------------------------------------------------------------------------------------------


(a) The Per share data presented above is based upon the average shares outstanding for the period presented.

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

 **  Annualized.


  +  Ratios with no reduction for fees paid indirectly.

Common portfolio investment policies


Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate, including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.


Cash management and temporary investments
Normally, each portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading
The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

Derivatives

Each portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts (if applicable) and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolios do not use derivatives as a primary investment technique and generally limit their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:


     o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     o    As a substitute for purchasing or selling securities
     o To increase the portfolio's return as a non-hedging strategy that may be considered speculative


Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective.


Management

Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management were approximately $175 billion worldwide, including over $42 billion in assets under management by Pioneer.


The investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Distribution plan
The portfolios have adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, each portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Distributions and taxes

Shares of the portfolios are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolios to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.


Under the Internal Revenue Code of 1986, as amended (Code), a portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.


Each portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. Each portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, each portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, each portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Shareholder information


Net asset value
The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, the portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.


--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of a transaction.
--------------------------------------------------------------------------------


Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values debt securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.


Investments in shares of the portfolios

--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolios, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolios.
--------------------------------------------------------------------------------

Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.


Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B. 164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.

Selling

Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.


Excessive trading

Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     o The sale of shares of a portfolio within a short period of time after the shares were purchased;
     o    Two or more purchases and redemptions within a short period of time;
          or
     o A series of transactions that is indicative of a timing pattern or strategy.

The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                      Notes

                                      Notes

Pioneer Variable Contracts Trust

Class II Shares

You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

Shareowner reports
Annual and semiannual reports to shareowners provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information

The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.

You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786)

[Logo]
PIONEER
Investements(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                   17306-00-0405
                                        (C) 2005 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                 Member SIPC

Pioneer Money Market VCT Portfolio
A portfolio of Pioneer Variable Contracts Trust

Class I Shares Prospectus
May 1, 2005


Introduction

Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class I shares of Pioneer Money Market VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.


Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio

Strategic focus
Money Market invests in high-quality short-term securities for current income consistent with preserving capital and providing liquidity.

Contents

Basic information about the portfolio .........   1
Management ....................................   6
Distributions and taxes .......................   6
Shareholder information .......................   7


An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

--------------------------------------------------------------------------------
An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the portfolio.
--------------------------------------------------------------------------------

Basic information about Pioneer Money Market
VCT Portfolio


Investment objective

Current income consistent with preservation of capital and providing liquidity.

Principal investment strategies
The portfolio seeks to maintain a constant net asset value of $1.00 per share by investing in high-quality, U.S. dollar denominated money market securities, including those issued by:

     o U.S. and foreign banks and savings and loan associations with total assets on excess of $10 billion
     o Corporate issuers
     o The U.S. government and its agencies and instrumentalities
     o Foreign governments
     o Multinational organizations such as the World Bank

The portfolio may invest more than 25% of its total assets in U.S. government securities and obligations of U.S. banks. The portfolio may invest in any money market instrument that is a permissible investment for a money market fund under the rules of the Securities and Exchange Commission, including commercial paper, certificates of deposit, time deposits, bankers' acceptances, mortgage-backed and asset-backed securities, repurchase agreements, municipal obligations and other short-term debt securities.

The portfolio invests in U.S. government obligations and money market securities rated in one of the two highest rating categories for short-term debt by a nationally recognized statistical rating organization or, if unrated, determined by Pioneer to be of equivalent credit quality. If rating organizations differ in the rating assigned to a security, the portfolio will only treat the security as having the higher rating if at least two rating organizations assigned that rating. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's securities, Pioneer will promptly reassess whether the downgraded security presents minimal credit risk to the portfolio.

The portfolio invests exclusively in securities with a maximum remaining maturity of 397 days and maintains a dollar-weighted average portfolio maturity of 90 days or less. The portfolio's investments may have fixed, floating or variable interest rates.

In selecting the portfolio's investments, Pioneer complies with the rating, maturity and diversification requirements applicable to money market funds. Within those limits, Pioneer's assessment of broad economic factors that are expected to affect economic activity and interest rates influences its securities selection. Pioneer also employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, to assess an issuer's credit quality.


--------------------------------------------------------------------------------
Money market securities
Money market securities include:

     o Securities issued or guaranteed by the U.S. government, its agencies or instrumentalities
     o Corporate debt securities, including commercial paper
     o Obligations of U.S. and foreign banks
     o Repurchase agreements
     o Securities issued by foreign governmental and corporate issuers
     o Municipal obligations
--------------------------------------------------------------------------------

Principal risks of investing in the portfolio
Although the portfolio seeks to maintain a $1 share price, you could lose money on your investment or the portfolio could fail to generate high current income if:

     o Interest rates rise go up causing the value of the portfolio's investments to decline
     o The issuer of a security owned by the portfolio defaults on its obligation to pay principal and/or interest or has its credit rating downgraded
     o Pioneer's judgment about the credit quality, attractiveness or relative value of a particular security proves to be incorrect

Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include:

     o Inadequate financial information
     o Smaller, less liquid and more volatile markets

     o Political and economic upheavals

Market segment risks
At times, more than 25% of the portfolio's assets may be invested in the same market segment, such as financials or technology. To the extent the portfolio emphasizes investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.


The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance varies from year to year.

The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Portfolio performance

The chart shows the performance of the portfolio's Class I shares for each full calendar year since the portfolio's inception on March 1, 1995. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


Annual return Class I shares

(Year ended December 31)


       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

 '96    '97    '98    '99    '00    '01    '02    '03    '04
4.51   4.64   4.68   4.38   5.71   3.39   1.19   0.56   0.65


The highest calendar quarterly return was 1.61% (3/31/95 to 6/30/95).


The lowest calendar quarterly return was 0.10% (6/30/03 to 9/30/03).

Comparison with 90-day U.S. Treasury Bill

The table shows the average annual total returns of the portfolio's Class I shares over time and compares these returns to the returns of the 90-day U.S. Treasury bill. The table also provides the portfolio's 7-day yield for the period ended December 31, 2004. Please contact Pioneer at 1-800-225-6292 to obtain the portfolio's current 7-day yield. The table assumes:


     o The sale of the shares at the end of the period
     o Reinvestment of all dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2004)

                                                        Since       Inception      7-day
                               1 Year     5 Years     Inception        Date        Yield
                              ------------------------------------------------------------
Class I                          0.65        2.28          3.45        3/1/95       0.91
------------------------------------------------------------------------------------------
90-day U.S. Treasury bill        1.38        2.67          3.85             -          -
------------------------------------------------------------------------------------------

Fees and expenses
These are the fees and expenses, based on the portfolio's latest fiscal year, you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                           Class I
Management Fee                               0.50%
--------------------------------------------------
Distribution and Service (12b-1) Fee          None
--------------------------------------------------
Other Expenses                               0.24%
--------------------------------------------------
Total Operating Expenses                     0.74%
--------------------------------------------------


Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


            Number of years you own your shares
            ------------------------------------
               1        3         5         10
------------------------------------------------
Class I      $76      $237      $411      $918
------------------------------------------------


Management

Portfolio management

Day-to-day management of the portfolio is the responsibility of Andrew Feltus. Mr. Feltus is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Feltus, a vice president, joined Pioneer in 1994 and has been an investment professional for more than 10 years.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.


Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.50% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.

Distributions
The portfolio declares a dividend daily. The dividend consists of substantially all of the portfolio's net income. Investors begin to earn dividends on the first business day following receipt of payment for shares and continue to earn dividends up to and including the date of sale. Dividends are normally paid on the last business day of each month. The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended December 31, 2002 through 2004 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the fiscal years ended December 31, 2000 and 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operations in 2002. The annual report is available upon request.

Pioneer Money Market VCT Portfolio
Class I shares

                                                                                 For the year ended December 31
                                                                 --------------------------------------------------------------
Class I                                                                2004          2003         2002        2001       2000
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  1.000      $  1.000      $  1.00     $  1.00    $  1.00
                                                                   ----------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                             $  0.007      $  0.006      $  0.01     $  0.03    $  0.06
                                                                   ----------------------------------------------------------
Distributions to shareowners:
 Net investment income                                               (0.007)       (0.006)       (0.01)      (0.03)     (0.06)
                                                                   ----------------------------------------------------------
Net asset value, end of period                                     $  1.000      $  1.000      $  1.00     $  1.00    $  1.00
                                                                   ===========================================================
Total return*                                                          0.65%         0.56%        1.19%       3.39%      5.71%
Ratio of net expenses to average net assets+                           0.74%         0.72%        0.78%       0.78%      0.76%
Ratio of net investment income to average net assets+                  0.66%         0.58%        1.11%       3.16%      5.58%
Net assets, end of period (in thousands)                           $ 42,896      $ 34,736      $59,521     $49,545    $36,979
Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                          0.74%         0.72%        0.78%       0.78%      0.76%
 Net investment income                                                 0.66%         0.58%        1.11%       3.16%      5.58%
Ratios with waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                          0.74%         0.72%        0.78%       0.78%      0.75%
 Net investment income                                                 0.66%         0.58%        1.11%       3.16%      5.59%
-------------------------------------------------------------------------------------------------------------------------------


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.


+  Ratios with no reduction for fees paid indirectly.

Management


Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.

Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management were approximately $175 billion worldwide, including over $42 billion in assets under management by Pioneer.


The investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Distributions and taxes

Shares of the portfolios are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolios to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.


Under the Internal Revenue Code of 1986, as amended (Code), a portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.


Each portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. Each portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, each portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, each portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Shareholder information


Net asset value
The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of a transaction.
--------------------------------------------------------------------------------

The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, the portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values debt securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.


Investments in shares of the portfolios
Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolios, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolios.
--------------------------------------------------------------------------------

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B. 164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.

Selling
Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading

Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     o The sale of shares of a portfolio within a short period of time after the shares were purchased;
     o Two or more purchases and redemptions within a short period of time; or
     o A series of transactions that is indicative of a timing pattern or strategy.

The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

Pioneer Variable Contracts Trust
Class I Shares

You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

Shareowner reports
Annual and semiannual reports to shareowners provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.


You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.



(Investment Company Act file no. 811-08786)

[LOGO] PIONEER
       Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                   17307-00-0405
                                        (C) 2005 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                 Member SIPC

Pioneer Oak Ridge Large Cap Growth
A portfolio of Pioneer Variable Contracts Trust
Class II Shares Prospectus
May 1, 2005


Introduction

Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of Pioneer Oak Ridge Large Cap Growth Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.


Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio

Strategic focus


Oak Ridge Large Cap Growth invests primarily in equity securities of large capitalization U.S. companies with market capitalizations of $3 billion or more.


Contents

Basic information about the portfolio .........   1
Common portfolio investment policies ..........   7
Management ....................................   7
Distributions and taxes .......................   8
Shareholder information .......................   9

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Oak Ridge Large Cap Growth VCT Portfolio

Investment objective
Capital appreciation.


Principal investment strategies
Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large capitalization U.S. companies. Large capitalization companies have market capitalizations at the time of acquisition of $3 billion or more. The portfolio anticipates that the average weighted market capitalization of the companies in its portfolio will be significantly higher than $3 billion. The equity securities in which the portfolio principally invests are common stocks, preferred stocks, depositary receipts and convertible debt, but the portfolio may invest in other types of equity securities to a lesser extent, such as warrants and rights.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets in equity securities of large capitalization U.S. companies.

The portfolio uses a "growth" style of management and seeks to invest in issuers with above average potential for earnings growth. Pioneer, the portfolio's investment adviser, has engaged Oak Ridge Investments, LLC to act as the portfolio's subadviser under Pioneer's supervision.


When making purchase decisions for the portfolio, the subadviser uses a disciplined approach that involves three primary components:

     o Research

The subadviser analyzes research on potential investments from a wide variety of sources, including internally generated analysis and research provided by institutions and the brokerage community. The subadviser seeks to supplement this analysis with information derived from business and trade publications, filings with the Securities and Exchange Commission, corporate contacts, industry conferences and discussions with company management.

     o Fundamentals

Once a potential investment is identified, the subadviser considers whether the issuer possesses certain attributes that the subadviser believes a "buy" candidate should possess relating to, among other things, (i) growth of sales and earnings, (ii) earnings power, trends and predictability, (iii) quality of management, (iv) competitive position of products and/or services, (v) fundamentals of the industry in which the company operates and (vi) the ability to benefit from economic and political trends affecting the company.

     o Valuation

Finally, the subadviser values companies by considering price-to-sales ratios and price-to-earnings ratios within a peer group.

From this process, the subadviser constructs a list of securities for the portfolio to purchase.


The subadviser makes sell decisions for the portfolio based on a number of factors, including deterioration in a company's underlying fundamentals (as detailed above) and better relative value in other securities.

Principal risks of investing in the portfolio
Even though the portfolio seeks growth of capital, you could lose money on your investment or not make as much as if you invested elsewhere if:

     o The stock market goes down (this risk may be greater in the short term)

     o Large company or growth stocks fall out of favor with investors

     o The subadviser's judgment about the attractiveness, growth potential or potential appreciation of a particular stock proves to be incorrect

Although the portfolio is classified as a diversified investment company, the portfolio may be comprised of fewer issuers than many large cap growth funds. Typically, the subadviser expects the portfolio to include a limited number of different issuers, which may increase the volatility of the portfolio's net asset value per share.

Market segment risks
At times, more than 25% of the portfolio's assets may be invested in the same market segment, such as financials or technology. To the extent the portfolio emphasizes investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The portfolio's past performance
Since the portfolio is newly organized, it does not disclose any performance information. The portfolio's performance will vary from year to year. Past performance does not necessarily indicate how a portfolio will perform in the future. As a shareowner, you may lose or make money on your investment.


Fees and expenses
These are the fees and expenses, based on estimated expenses for the portfolio's current fiscal year, you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                              Class II
Management Fee                                   0.75%
------------------------------------------------------
Distribution and Service (12b-1) Fee             0.25%
------------------------------------------------------
Other Expenses(1)                                5.22%
------------------------------------------------------
Total Operating Expenses                         6.22%
------------------------------------------------------
Less: Fee Waiver and Expense Limitation(2)      -5.27%
------------------------------------------------------
Net Expenses(2)                                  0.95%
------------------------------------------------------


(1) Other Expenses are based on estimated amounts for the current fiscal year.


(2) The expenses in the table above reflect the contractual expense limitation in effect through May 1, 2006 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses to 0.95% of the average daily net assets attributable to Class II shares. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2006. See the statement of additional information for details regarding the expense limitation agreement.

Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the portfolio's gross operating expenses remain the same and e) Pioneer's expense limitation is in effect for year one. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                Number of years you own your shares
             ------------------------------------------
                1         3           5           10
-------------------------------------------------------
Class II      $97      $1,376      $2,623      $5,611
-------------------------------------------------------


Non-principal investment strategies and related risks

As discussed, the portfolio invests primarily in equity securities of large capitalization U.S. companies.


This section and "Common portfolio investment practices" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

Investments other than U.S. equity securities
The portfolio may invest up to 20% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. government issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent the portfolio invests significantly in one country. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the subadviser might not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
     o Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     o Economic, political and social developments may adversely affect the securities markets
     o Withholding and other non-U.S. taxes may decrease the portfolio's return

The portfolio may invest the balance of its assets in debt securities of corporate and government issuers. Generally the portfolio acquires debt securities that are rated investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities issued by both U.S. and non-U.S. corporate and government issuers, including below investment grade convertible debt securities. The portfolio invests in debt securities when the subadviser believes they are consistent with the portfolio's investment objective by offering the potential for capital appreciation, to diversify the portfolio or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the subadviser. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Management

Investment adviser
Pioneer, the portfolio's investment adviser, selects the portfolio's investments, oversees the portfolios' operations and supervises the portfolio's subadviser, which is responsible for the day-to-day management of the portfolio.

Investment subadviser

Oak Ridge Investments, LLC (Oak Ridge) is the portfolio's investment subadviser. As of December 31, 2004, Oak Ridge had approximately $1.9 billion in assets under management. Oak Ridge's principal place of business is located at 10 South LaSalle Street, Chicago, IL 60603.


Portfolio management

Day-to-day management of the portfolio is the responsibility of David M. Klaskin (lead manager), Chairman (since 1998), Treasurer and Chief Investment Officer (since 1989) of Oak Ridge, and Robert G. McVicker, Portfolio Manager and Director of Research at Oak Ridge (since 1989).

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.


Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.75% of the portfolio's average daily net assets up to $1 billion and 0.70% on assets over $1 billion. The fee is normally computed daily and paid monthly. Pioneer, and not the portfolio, pays a portion of the fee it receives from the portfolio to Oak Ridge as compensation for Oak Ridge's subadvisory services to the portfolio.

Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights
The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal year ended December 31, 2004 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements.

Pioneer Oak Ridge Large Cap Growth VCT Portfolio
Class II shares


                                                                                                  3/15/04
                                                                                                    to
                                                                                                 12/31/04
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                            $ 10.00
                                                                                                -------
Increase from investment operations:
 Net investment income                                                                          $  0.03
 Net realized and unrealized gain on investments and foreign currency transactions                 1.06
                                                                                                -------
 Net increase from investment operations                                                        $  1.09
                                                                                                -------
  Net increase in net asset value                                                               $  1.09
                                                                                                -------
 Net asset value, end of period                                                                 $ 11.09
                                                                                                =======
Total return*                                                                                     10.90%
Ratios/Supplemental Data
Ratio of net expenses to average net assets+                                                       0.95%**
Ratio of net investment income to average net assets+                                              0.79%**
Portfolio turnover rate                                                                              21%
Net assets, end of period (in thousands)                                                        $ 4,397
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                                      6.22%**
 Net investment loss                                                                              (4.48)%**
Ratios with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly
 Net expenses                                                                                      0.95%**
 Net investment income                                                                             0.79%**
--------------------------------------------------------------------------------------------------------------------

 * Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period. Total return rate is not annualized.

** Annualized.

 + Ratios with no reduction for fees paid indirectly.

Common portfolio investment policies

Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate, including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.


Cash management and temporary investments
Normally, each portfolio invests substantially all of its assets to meet its investment objective. Each portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when the subadviser believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading
The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

Derivatives

Each portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts (if applicable) and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolios do not use derivatives as a primary investment technique and generally limit their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:


     o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     o As a substitute for purchasing or selling securities
     o To increase the portfolio's return as a non-hedging strategy that may be considered speculative


Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective.


Management
Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management were approximately $175 billion worldwide, including over $42 billion in assets under management by Pioneer.


The investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order (Exemptive Order) from the Securities and Exchange Commission (SEC) that permits Pioneer, subject to the approval of the portfolios' Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the SEC adopts a rule that would supersede the Exemptive Order, Pioneer and the portfolios intend to rely on such rule to permit Pioneer, subject to the approval of the portfolios' Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a portfolio without shareholder approval.

Distribution plan
The portfolios have adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, each portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are paid out of the portfolio's assets on an ongoing basis, over time they increase the cost of your investment and may cost you more than paying other types of sales charges.

Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Distributions and taxes

Class II shares of the portfolios are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolios to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

Under the Internal Revenue Code of 1986, as amended (Code), a portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.

Each portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. Each portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, each portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, each portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Shareholder information


Net asset value
The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, the portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values debt securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

Investments in shares of the portfolios

--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of a transaction.
--------------------------------------------------------------------------------

Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolios, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolios.
--------------------------------------------------------------------------------

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.

Selling
Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading
Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     o The sale of shares of a portfolio within a short period of time after the shares were purchased;
     o Two or more purchases and redemptions within a short period of time; or
     o A series of transactions that is indicative of a timing pattern or strategy.

The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                     Notes

                                     Notes

Pioneer Variable Contracts Trust

Class II Shares

You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

Shareowner reports
Annual and semiannual reports to shareowners provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.

You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-08786)


[LOGO] PIONEER
       Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                   17317-00-0405
                                        (C) 2005 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                 Member SIPC

Pioneer Fund VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class I Shares Prospectus
May 1, 2005


Introduction
Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class I shares of Pioneer Fund VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio

Strategic focus

Pioneer Fund invests in a broad list of carefully selected, reasonably priced securities for reasonable income and growth.

Contents

Basic information about the portfolio .........   1
Common portfolio investment policies ..........   6
Management ....................................   6
Distributions and taxes .......................   7
Shareholder information .......................   8


An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Fund VCT Portfolio

Investment objective
Reasonable income and capital growth.

Principal investment strategies
The portfolio invests in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The portfolio invests the major portion of its assets in equity securities, primarily of U.S. issuers. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, interests in real estate investment trusts (REITs) and preferred stocks.

Pioneer, the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at reasonable prices or substantial discounts to their underlying values and holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. Pioneer also considers a security's potential to provide a reasonable amount of income. Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:

     o  Favorable expected returns relative to perceived risk
     o  Above average potential for earnings and revenue growth
     o Low market valuations relative to earnings forecast, book value, cash flow and sales
     o A sustainable competitive advantage, such as a brand name, customer base, proprietary technology or economies of scale

Principal risks of investing in the portfolio

Even though the portfolio seeks reasonable income and capital growth, you could lose money on your investment or not make as much as if you invested elsewhere if:

     o  The stock market goes down (this risk may be greater in the short term)
     o  Value stocks fall out of favor with investors
     o The portfolio's assets remain undervalued or do not have the potential value originally expected
     o Stocks selected for income do not achieve the same return as securities selected for capital growth


Market segment risks
At times, more than 25% of the portfolio's assets may be invested in the same market segment, such as financials or technology. To the extent the portfolio emphasizes investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.


The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance varies from year to year.

The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Portfolio performance
The chart shows the performance of the portfolio's Class I shares for each full calendar year since the portfolio's inception on October 31, 1997. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

Annual return Class I shares
(Year ended December 31)

       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

  '98     '99    '00      '01      '02     '03     '04
26.12   15.91   1.22   -10.85   -19.03   23.76   11.25

The highest calendar quarterly return was 21.04% (9/30/98 to 12/31/98).

The lowest calendar quarterly return was -17.28% (6/30/02 to 9/30/02).

Comparison with the Standard & Poor's (S&P) 500 Index
The table shows the average annual total returns of the portfolio's Class I shares over time and compares these returns to the returns of the S&P 500 Index. This index is a widely recognized measure of the performance of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:

     o  The sale of the shares at the end of the period
     o  Reinvestment of all dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2004)

                                              Since       Inception
                     1 Year    5 Years     Inception           Date
--------------------------------------------------------------------
Class I               11.25       0.12          6.31       10/31/97
--------------------------------------------------------------------
S&P 500 Index         11.04      -2.27          5.57              -
--------------------------------------------------------------------


Fees and expenses
These are the fees and expenses, based on the portfolio's latest fiscal year, you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                           Class I
Management Fee                               0.65%
--------------------------------------------------
Distribution and Service (12b-1) Fee          None
--------------------------------------------------
Other Expenses                               0.06%
--------------------------------------------------
Total Operating Expenses                     0.71%
--------------------------------------------------

Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


            Number of years you own your shares
            ------------------------------------
               1        3         5         10
------------------------------------------------
Class I      $73      $227      $395      $883
------------------------------------------------


Non-principal investment strategies and related risks
As discussed, the portfolio invests primarily in equity securities of U.S. companies to seek reasonable income and capital growth.


This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).


Investments other than U.S. equity securities
The portfolio may invest up to 10% of its total assets in equity securities of non-U.S. corporate issuers and debt securities of non-U.S. corporate and government issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers.


The portfolio may invest a portion of its assets not invested in equity securities in debt securities of corporate and government issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities issued by both U.S. and non-U.S. corporate and government issuers, including below investment grade convertible debt securities. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective by offering the potential for reasonable income and capital growth, to diversify the portfolio or for greater liquidity.


Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Management

Portfolio management

Day-to-day management of the portfolio is the responsibility of John A. Carey, portfolio manager, and Walter Hunnewell, Jr., assistant portfolio manager. Mr. Carey and Mr. Hunnewell are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Carey is director of portfolio management and an executive vice president of Pioneer. Mr. Carey joined Pioneer as an analyst in 1979. Mr. Hunnewell is a vice president of Pioneer. He joined Pioneer in August 2001 and has been an investment professional since 1985. Prior to joining Pioneer, Mr. Hunnewell was an independent investment manager and a fiduciary of private asset portfolios from 2000 to 2001. He was a global equity analyst with Putnam Investments from 1994 to 1999.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.


Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.

Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income quarterly during March, June, September and December. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended December 31, 2002 through 2004 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the fiscal years ended December 31, 2000 and 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operations in 2002. The annual report is available upon request.


Pioneer Fund VCT Portfolio
Class I shares


                                                                                For the Year Ended December 31
                                                               ----------------------------------------------------------------
                                                                   2004         2003         2002          2001         2000
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $ 18.70      $ 15.28      $ 19.08      $  22.67     $ 22.70
                                                                 ------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $  0.24      $  0.20      $  0.19      $   0.17     $  0.18
 Net realized and unrealized gain (loss) on investments             1.85         3.41        (3.81)        (2.57)       0.10
                                                                 ------------------------------------------------------------
  Net increase (decrease) from investment operations             $  2.09      $  3.61      $  (3.62)    $  (2.40)    $  0.28
Distributions to shareowners:
 Net investment income                                             (0.22)       (0.19)        (0.18)       (0.17)      (0.18)
 Net realized gain                                                     --           --           --        (1.02)      (0.13)
                                                                 -------------------------------------------------------------
  Net increase (decrease) in net asset value                     $  1.87      $  3.42      $  (3.80)    $  (3.59)    $  (0.03)
                                                                 -------------------------------------------------------------
Net asset value, end of period                                   $ 20.57      $ 18.70      $ 15.28      $  19.08     $ 22.67
                                                                 ==============================================================
Total return*                                                      11.26%       23.76%       19.03%      (10.85)%       1.22%
Ratio of net expenses to average net assets+                        0.71%        0.76%        0.80%        0.74%        0.69%
Ratio of net investment income (loss) to average net assets+        1.26%        1.16%        1.09%        0.83%        0.78%
Portfolio turnover rate                                               17%          11%          11%        7.0%           37%
Net assets, end of period (in thousands)                        $454,136     $154,839     $141,892     $199,160     $222,107
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction for fees
 paid indirectly:
Net expenses                                                        0.71%        0.76%        0.80%        0.74%        0.69%
Net investment income (loss)                                        1.26%        1.16%        1.09%        0.83%        0.78%
Ratios with waiver of management fees and
 assumption of expenses by PIM and reduction for fees
 paid indirectly:
Net expenses                                                        0.71%        0.76%        0.80%        0.74%        0.69%
Net investment income (loss)                                        1.26%        1.16%        1.09%        0.83%        0.78%
--------------------------------------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+  Ratios with no reduction for fees paid indirectly.

Common portfolio investment policies


Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate, including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.


Cash management and temporary investments
Normally, each portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading
The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

Derivatives

Each portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts (if applicable) and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolios do not use derivatives as a primary investment technique and generally limit their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:


     o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     o  As a substitute for purchasing or selling securities
     o To increase the portfolio's return as a non-hedging strategy that may be considered speculative


Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective.

Management

Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management were approximately $175 billion worldwide, including over $42 billion in assets under management by Pioneer.


The investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.


Pioneer has received an order (Exemptive Order) from the Securities and Exchange Commission (SEC) that permits Pioneer, subject to the approval of the portfolios' Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the SEC adopts a rule that would supersede the Exemptive Order, Pioneer and the portfolios intend to rely on such rule to permit Pioneer, subject to the approval of the portfolios' Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a portfolio without shareholder approval.


Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Distributions and taxes

Shares of the portfolios are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolios to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.


Under the Internal Revenue Code of 1986, as amended (Code), a portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.


Each portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. Each portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, each portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, each portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.


Shareholder information


Net asset value
The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.


The portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, the portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.


Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values debt securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

Investments in shares of the portfolios

--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of a transaction.
--------------------------------------------------------------------------------

Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolios, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolios.
--------------------------------------------------------------------------------

Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.

Selling
Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading

Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     o The sale of shares of a portfolio within a short period of time after the shares were purchased;
     o Two or more purchases and redemptions within a short period of time; or
     o A series of transactions that is indicative of a timing pattern or strategy.

The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset values" in the prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

Pioneer Variable Contracts Trust

Class I Shares

You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

Shareowner reports
Annual and semiannual reports to shareowners provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.

You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-08786)


[LOGO] PIONEER
       Investment(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                   17308-00-0405
                                        (C) 2005 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                 Member SIPC

Pioneer Fund VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class II Shares Prospectus
May 1, 2005


Introduction
Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of Pioneer Fund VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio

Strategic focus

Pioneer Fund invests in a broad list of carefully selected, reasonably priced securities for reasonable income and growth.

Contents


Basic information about the portfolio .........   1
Common portfolio investment policies ..........   6
Management ....................................   6
Distributions and taxes .......................   7
Shareholder information .......................   8


An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Fund VCT Portfolio


Investment objective

Reasonable income and capital growth.

Principal investment strategies
The portfolio invests in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The portfolio invests the major portion of its assets in equity securities, primarily of U.S. issuers. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, interests in real estate investment trusts (REITs) and preferred stocks.

Pioneer, the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at reasonable prices or substantial discounts to their underlying values and holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. Pioneer also considers a security's potential to provide a reasonable amount of income. Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:

     - Favorable expected returns relative to perceived risk
     - Above average potential for earnings and revenue growth
     - Low market valuations relative to earnings forecast, book value, cash flow and sales
     - A sustainable competitive advantage, such as a brand name, customer base, proprietary technology or economies of scale

Principal risks of investing in the portfolio
Even though the portfolio seeks reasonable income and capital growth, you could lose money on your investment or not make as much as if you invested elsewhere if:

     - The stock market goes down (this risk may be greater in the short term)
     - Value stocks fall out of favor with investors
     - The portfolio's assets remain undervalued or do not have the potential value originally expected
     - Stocks selected for income do not achieve the same return as securities selected for capital growth


Market segment risks
At times, more than 25% of the portfolio's assets may be invested in the same market segment, such as financials or technology. To the extent the portfolio emphasizes investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.


The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance varies from year to year.

The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Portfolio performance

The chart shows the performance of the portfolio's Class II shares for each full calendar year since the inception of Class I on October 31, 1997. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2000 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. For the period after May 1, 2000, the actual performance of Class II shares is reflected, which performance may be influenced by the smaller asset size of Class II shares compared to Class I shares.

The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

Annual return Class II shares

(Year ended December 31)

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'98       25.72
'99       15.50
'00        1.63
'01      -11.09
'02      -19.25
'03       23.44
'04       10.93

The highest calendar quarterly return was 20.97% (9/30/98 to 12/31/98).


The lowest calendar quarterly return was -17.36% (6/30/02 to 9/30/02).


Comparison with the Standard & Poor's (S&P) 500 Index
The table shows the average annual total returns of the portfolio's Class II shares over time and compares these returns to the returns of the S&P 500 Index. This index is a widely recognized measure of the performance of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2000 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. Unlike the portfolio, the index is not managed and does not incur expenses.The table assumes:

     - The sale of the shares at the end of the period
     - Reinvestment of all dividends and distributions

Average annual total return (%)
(for periods ended December 31, 2004)


                                                          Inception
                                              Since         Date
                    1 Year      5 Years     Inception     (Class I)
-------------------------------------------------------------------
Class II              10.93       -0.02         6.11      10/31/97
-------------------------------------------------------------------
S&P 500 Index         11.04       -2.27         5.57             -
-------------------------------------------------------------------

Fees and expenses
These are the fees and expenses, based on the portfolio's latest fiscal year, you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                          Class II
Management Fee                              0.65%
-----------------------------------------------------
Distribution and Service (12b-1) Fee        0.25%
-----------------------------------------------------
Other Expenses                              0.06%
-----------------------------------------------------
Total Annual Operating Expenses             0.96%
-----------------------------------------------------


Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


              Number of years you own your shares
             --------------------------------------
                1        3         5          10
----------------------------------------------------
Class II      $98      $306      $531      $1,178
----------------------------------------------------


Non-principal investment strategies and related risks As discussed, the portfolio invests primarily in equity securities of U.S. companies to seek reasonable income and capital growth.


This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).


Investments other than U.S. equity securities
The portfolio may invest up to 10% of its total assets in equity securities of non-U.S. corporate issuers and debt securities of non-U.S. corporate and government issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers.


The portfolio may invest a portion of its assets not invested in equity securities in debt securities of corporate and government issuers. Generally the portfolio acquires debt securities that are investment grade, but the fund may invest up to 5% of its net assets in below investment grade debt securities issued by both U.S. and non-U.S. corporate and government issuers including below investment grade convertible debt securities. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective by offering the potential for reasonable income and capital growth, to diversify the portfolio or for greater liquidity.


Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.


Management

Portfolio management

Day-to-day management of the portfolio is the responsibility of John A. Carey, portfolio manager, and Walter Hunnewell, Jr., assistant portfolio manager. Mr. Carey and Mr. Hunnewell are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Carey is director of portfolio management and an executive vice president of Pioneer. Mr. Carey joined Pioneer as an analyst in 1979. Mr. Hunnewell is a vice president of Pioneer. He joined Pioneer in August 2001 and has been an investment professional since 1985. Prior to joining Pioneer, Mr. Hunnewell was an independent investment manager and a fiduciary of private asset portfolios from 2000 to 2001. He was a global equity analyst with Putnam Investments from 1994 to 1999.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.


Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.

Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income quarterly during March, June, September and December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended December 31, 2002 through 2004 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the fiscal years ended December 31, 2000 and 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operations in 2002. The annual report is available upon request.


Pioneer Fund VCT Portfolio
Class II shares(a)


                                                                  For the year ended December 31
                                                    ----------------------------------------------------------
                                                                                                                    5/1/00 to
                                                         2004            2003           2002            2001          12/31/00
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $  18.66        $ 15.25       $  19.05        $  22.65        $ 23.28
                                                       -------        -------        --------        --------        -------
Increase (decrease) from investment operations:
 Net investment income                                $   0.18        $  0.14       $   0.13        $   0.14        $  0.12
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions           1.85           3.42          (3.78)          (2.59)         (0.45)
                                                       -------        -------       --------        --------        --------
  Net increase (decrease) from investment
   operations                                         $   2.03        $  3.56       $  (3.65)       $  (2.45)       $ (0.33)
Distributions to shareowners:
 Net investment income                                   (0.18)         (0.15)         (0.15)          (0.13)         (0.17)
 Net realized gain                                          --            --              --           (1.02)         (0.13)
                                                      --------        -------       --------        --------        --------
Net increase (decrease) in net asset value            $   1.85        $  3.41       $  (3.80)       $  (3.60)       $ (0.63)
                                                      --------        -------       --------        --------        --------
Net asset value, end of period                        $  20.51        $ 18.66       $  15.25        $  19.05        $ 22.65
                                                      --------        -------       --------        --------        --------
Total return*                                            10.93%         23.44%        (19.25)%        (11.09)%        (1.61)%
Ratio of net expenses to average net assets+              0.96%          1.00%          1.06%           1.04%          0.93%**
Ratio of net investment income to average net
 assets+                                                  1.00%          0.87%          0.84%           0.49%          0.47%**
Portfolio turnover rate                                     17%            11%            11%              7%            19%**
Net assets, end of period (in thousands)              $133,627        $87,488       $ 36,218        $ 12,674        $ 2,894
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction
 for fees paid indirectly:
 Net expenses                                             0.96%          1.00%          1.06%           1.04%          0.93%**
 Net investment income                                    1.00%          0.87%          0.84%           0.49%          0.47%**
-------------------------------------------------------------------------------------------------------------------------------



(a) Class II shares were first publicly offered on May 1, 2000.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.)


** Annualized.


+  Ratios with no reduction for fees paid indirectly.

Common portfolio investment policies

Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate, including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.


Cash management and temporary investments
Normally, each portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading
The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

Derivatives

Each portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts (if applicable) and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolios do not use derivatives as a primary investment technique and generally limit their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:


     - As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     - As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative


Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective.


Management
Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management were approximately $175 billion worldwide, including over $42 billion in assets under management by Pioneer.


The investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order (Exemptive Order) from the Securities and Exchange Commission (SEC) that permits Pioneer, subject to the approval of the portfolios' Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the SEC adopts a rule that would supersede the Exemptive Order, Pioneer and the portfolios intend to rely on such rule to permit Pioneer, subject to the approval of the portfolios' Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a portfolio without shareholder approval.


Distribution plan
The portfolios have adopted plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, each portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

Additional dealer compensation

The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.


Distributions and taxes

Shares of the portfolios are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolios to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.


Under the Internal Revenue Code of 1986, as amended (Code), a portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio. Each portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. Each portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, each portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.


In addition to the above, each portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Shareholder information


Net asset value
The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).



---------------------------------------
Share price
The net asset value per share
calculated on the day of a transaction.
---------------------------------------




The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, the portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values debt securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

-------------------------------------
Since you may not directly purchase
shares of the portfolios, you should
read the prospectus for your
insurance company's Variable
Contract to learn how to purchase a
Variable Contract based on the
portfolios.
-------------------------------------

Investments in shares of the portfolios
Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.

Selling
Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading

Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     - The sale of shares of a portfolio within a short period of time after the shares were purchased;
     - Two or more purchases and redemptions within a short period of time; or
     - A series of transactions that is indicative of a timing pattern or strategy.

The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                     Notes

                                     Notes

                                     Notes

Pioneer Variable Contracts Trust

Class II Shares


You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.


Shareowner reports
Annual and semiannual reports to shareowners provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.


You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786)

[LOGO]
PIONEER
Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109

www.pioneerfunds.com
                                                                   17309-00-0405
                                        (C) 2005 Pioneer Funds Distributor, Inc.
                                                                     Member SIPC

Pioneer Real Estate Shares VCT Portfolio
A portfolio of Pioneer Variable Contracts Trust
Class I Shares Prospectus

May 1, 2005


Introduction
Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class I shares of Pioneer Real Estate Shares VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio

Strategic focus

Real Estate Shares invests primarily in equity securities of REITs and other real estate industry issuers for long-term growth of capital. Current income is the portfolio's secondary investment objective.

Contents

Basic information about the portfolio .........   1
Common portfolio investment policies ..........   7
Management ....................................   7
Distributions and taxes .......................   8
Shareholder information .......................   9


An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Real Estate Shares
VCT Portfolio

Investment objectives
Long-term growth of capital. Current income is a secondary objective.

Principal investment strategies
Normally, the portfolio invests at least 80% of its total assets in equity securities of real estate investment trusts (REITs) and other real estate industry issuers. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as warrants, rights, interests in REITs and preferred stocks.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets as described above.


REITs are companies that primarily invest in income producing real estate or real estate related loans or interests. Some REITs invest directly in real estate and derive their income from the collection of rents and capital gains on the sale of properties. Other REITs invest primarily in mortgages secured by real estate and derive their income from collection of interest.

The portfolio uses a "growth at a reasonable price" style of management. Pioneer, the portfolio's investment adviser, has engaged AEW Management and Advisors, L.P. (AEW) to act as the portfolio's subadviser. Using this investment style, the subadviser seeks to invest in companies with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select stocks, the subadviser employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. The subadviser relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. The subadviser focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors the subadviser looks for in selecting investments include:


     o    Favorable expected returns relative to perceived risk
     o    Increasing cash flow or favorable prospects for cash flow growth
     o Low market valuations relative to earnings forecast, net asset value and cash flow
     o    Favorable prospects for dividend growth

The subadviser generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. The subadviser makes that determination based upon the same criteria it uses to select portfolio securities.

Principal risks of investing in the portfolio
Even though the portfolio seeks long-term growth of capital and current income, you could lose money on your investment or not make as much as if you invested elsewhere if:

     o The stock market goes down (this risk may be greater in the short term)
     o REITs and other real estate industry issuers fall out of favor with investors
     o The portfolio's investments do not have the growth potential originally expected

The portfolio also has risks associated with the real estate industry. Although the portfolio does not invest directly in real estate, it does invest in REITs and other equity securities of real estate industry issuers and concentrates its investments in the real estate industry. These risks include:

     o The U.S. or a local real estate market declines due to adverse economic conditions, overbuilding and high vacancy rates, reduced or regulated rents or other causes
     o Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments

     o The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
     o A REIT owned by the portfolio is, or is perceived by the market to be, poorly managed


Investing in REITs involves certain unique risks. REITs are dependent on management skills, are not diversified and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibility of failing to qualify for certain tax and regulatory exemptions. REITs may have limited financial resources and may trade less frequently and in a more limited volume than securities of larger issuers. In addition to its own expenses, the portfolio will in some cases indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.


--------------------------------------------------------------------------------
Real estate industry issuers
A real estate industry company is a company that derives at least 50% of its gross revenues or net profits from either
o the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate; or
o products or services related to the real estate industry like building supplies or mortgage servicing.
--------------------------------------------------------------------------------


Market segment risks
At times, more than 25% of the portfolio's assets may be invested in the same market segment, such as financials or technology. To the extent the portfolio emphasizes investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.


The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance varies from year to year.

The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Portfolio performance
The chart shows the performance of the portfolio's Class I shares for each full calendar year since the portfolio's inception on March 1, 1995. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

Annual return Class I shares
(Year ended December 31)

       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

  '96     '97      '98     '99     '00    '01    '02     '03     '04
35.73   21.17   -18.74   -4.17   29.51   7.80   2.53   34.75   35.74

The highest calendar quarterly return was 17.17% (9/30/96 to 12/31/96).

The lowest calendar quarterly return was -13.43% (6/30/98 to 9/30/98).

Comparison with the Wilshire Real Estate Securities Index
The table shows the average annual total returns of the portfolio's Class I shares over time and compares these returns to the returns of the Wilshire Real Estate Securities Index. This index is a market-capitalization weighted measure of the performance of REITs and real estate operating companies. Unlike the portfolio, these index is not managed and does not incur expenses. The table assumes:

     o    The sale of the shares at the end of the period
     o    Reinvestment of all dividends and distributions


Average annual total return (%)
(for periods ended December 31, 2004)

                                                                 Since  Inception
                                           1 Year   5 years  Inception       Date
---------------------------------------------------------------------------------
Class I                                     35.74     21.23      14.90     3/1/95
---------------------------------------------------------------------------------
Wilshire Real Estate Securities Index       34.81     22.32      15.37          -
---------------------------------------------------------------------------------


Fees and expenses
These are the fees and expenses, based on the portfolio's latest fiscal year, you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                           Class I
Management Fee                               0.80%
--------------------------------------------------
Distribution and Service (12b-1) Fee         None
--------------------------------------------------
Other Expenses                               0.18%
--------------------------------------------------
Total Operating Expenses                     0.98%
--------------------------------------------------


Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


              Number of years you own your shares
            ---------------------------------------
               1         3         5          10
---------------------------------------------------
Class I      $100      $312      $542      $1,201
---------------------------------------------------


Non-principal investment strategies and related risks
As discussed, the portfolio primarily invests in the equity securities of REITs and other real estate industry issuers to seek long-term growth of capital.

This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

Investments other than equity securities of REITs and other real estate industry issuers

The portfolio may invest up to 20% of its total assets in debt securities of real estate industry companies, mortgage-backed securities and short-term investments. Generally the portfolio acquires investment grade debt securities that are issued by both U.S. and non-U.S. corporate and government issuers, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities, including convertible debt. The portfolio invests in debt securities when the subadviser believes they are consistent with the portfolio's investment objectives of long-term capital growth and current income, for diversification or for greater liquidity.


Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the subadviser. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Mortgage-backed securities may be issued by private issuers or by agencies of the U.S. government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Certain mortgage-backed securities may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgages or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying mortgages are prepaid.

The portfolio may invest in mortgage derivatives and structured securities. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

The portfolio may invest up to 10% of its total assets in securities of non-U.S. issuers provided that the purchase of Canadian securities are not subject to the non-U.S. issuer limitation. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers. Investing in Canadian and non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers.

Management

Investment subadviser

AEW is the portfolio's investment subadviser.


Portfolio management

Day-to-day management of the portfolio is the responsibility of Matthew A. Troxell, CFA. Mr. Troxell is a Senior Portfolio Manager at AEW with responsibility for construction and management of all the firm's publicly traded real estate equities portfolios. He has been employed at AEW as part of the REIT group since 1994.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.


Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.80% of the portfolio's average daily net assets. This fee is normally computed daily and paid monthly.

Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income quarterly during March, June, September and December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended December 31, 2002 through 2004 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the fiscal years ended December 31, 2000 and 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operations in 2002. The annual report is available upon request.



Pioneer Real Estate Shares VCT Portfolio
Class I shares


                                                                        For the year ended December 31,
                                                          -----------------------------------------------------------
                                                              2004        2003        2002        2001        2000
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $ 18.57     $ 14.47     $ 14.77     $ 14.42     $ 11.73
                                                            -------     -------     -------     -------     -------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.52     $  0.74     $  0.62     $  0.68     $  0.71
 Net realized and unrealized gain (loss) on investments        5.99        4.16       (0.23)       0.40        2.67
                                                            -------     -------     -------     -------     -------
  Net increase (decrease) from investment operations        $  6.51     $  4.90     $  0.39     $  1.08     $  3.38
Distributions to shareowners:
 Net investment income                                        (0.45)      (0.64)      (0.69)      (0.56)      (0.59)
 Net realized gain                                            (0.33)          -           -           -           -
 Tax return of capital                                            -       (0.16)          -       (0.17)      (0.10)
                                                            -------     -------     -------     -------     -------
  Net increase (decrease) in net asset value                $  5.73     $  4.10     $ (0.30)    $  0.35     $  2.69
                                                            -------     -------     -------     -------     -------
Net asset value, end of period                              $ 24.30     $ 18.57     $ 14.47     $ 14.77     $ 14.42
                                                            =======     =======     =======     =======     =======
Total return*                                                 35.74%      34.75%      (2.53)%      7.80%      29.51%
Ratio of net expenses to average net assets+                   0.98%       1.03%       1.07%       1.16%       1.10%
Ratio of net investment income to average net assets+          2.41%       4.49%       4.76%       4.71%       5.02%
Portfolio turnover rate                                          35%         20%         29%         34%         31%
Net assets, end of period (in thousands)                    $36,447     $31,891     $29,873     $33,026     $32,982
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction for
 fees paid indirectly:
 Net expenses                                                  0.98%       1.03%       1.07%       1.16%       1.10%
 Net investment income                                         2.41%       4.49%       4.76%       4.71%       5.02%
Ratios with waiver of management fees and assumption
 of expenses by PIM and reduction for fees paid
 indirectly:
 Net expenses                                                  0.98%       1.03%       1.07%       1.16%       1.10%
 Net investment income                                         2.41%       4.49%       4.76%       4.71%       5.02%
-----------------------------------------------------------------------------------------------------------------------

(a) Amount rounds to less than one cent per share.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+   Ratios with no reduction for fees paid indirectly.

Common portfolio investment policies

Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, the subadviser will consider what actions, if any, are appropriate including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.

Cash management and temporary investments
Normally, each portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when the subadviser believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading
The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

Derivatives

Each portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts (if applicable) and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolios do not use derivatives as a primary investment technique and generally limit their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:


     o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     o    As a substitute for purchasing or selling securities
     o To increase the portfolio's return as a non-hedging strategy that may be considered speculative


Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective.


Management
Pioneer, the portfolios' investment adviser, oversees the portfolio's operations and supervises the portfolio's subadviser, which is responsible for the day-to-day management of the portfolio.


Pioneer is a wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 204, assets under management were approximately $175 billion worldwide, including over $42 billion in assets under management by Pioneer.


The investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 of one of the first mutual funds.

Pioneer has received an order (Exemptive Order) from the Securities and Exchange Commission (SEC) that permits Pioneer, subject to the approval of the portfolios' Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the SEC adopts a rule that would supersede the Exemptive Order, Pioneer and the portfolios intend to rely on such rule to permit Pioneer, subject to the approval of the portfolios' Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a portfolio without shareholder approval. The existing shareholders of the portfolio approved this policy and the hiring of AEW as the portfolio's subadviser at a special shareholder meeting held on April 13, 2004.

Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Distributions and taxes

Shares of the portfolios are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolios to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.


Under the Internal Revenue Code of 1986, as amended (Code), a portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.


Each portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. Each portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, each portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, each portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Shareholder information


Net asset value
The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of a transaction.
--------------------------------------------------------------------------------

The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, the portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values debt securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.


Investments in shares of the portfolios
Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size that would disrupt the management of a portfolio.

--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolios, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolios.
--------------------------------------------------------------------------------

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment medium for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans.

Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B. 164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.

Selling
Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when an emergency exists that makes it impracticable for the portfolio to sell or value its investments or with the permission of the Securities and Exchange Commission.


Excessive trading
Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     o The sale of shares of a portfolio within a short period of time after the shares were purchased;
     o    Two or more purchases and redemptions within a short period of time;
          or
     o A series of transactions that is indicative of a timing pattern or strategy.

The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolios may reject any purchase order before its acceptance or an offer prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                     Notes

                                     Notes

Pioneer Variable Contracts Trust

Class I Shares

You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

Shareowner reports
Annual and semiannual reports to shareowners provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.

You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786)

[LOGO] PIONEER
       Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                   17310-00-0405
                                        (C) 2005 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                 Member SIPC

Pioneer Real Estate Shares VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class II Shares Prospectus
May 1, 2005


Introduction
Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of the Pioneer Real Estate Shares VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio

Strategic focus

Real Estate Shares invests primarily in equity securities of REITs and other real estate industry issuers for long-term growth of capital. Current income is the portfolio's secondary investment objective.

Contents


Basic information about the portfolio .........   1
Common portfolio investment policies ..........   7
Management ....................................   7
Distributions and taxes .......................   8
Shareholder information .......................   9



An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Real Estate Shares
VCT Portfolio

Investment objectives
Long-term growth of capital. Current income is a secondary objective.

Principal investment strategies
Normally, the portfolio invests at least 80% of its total assets in equity securities of real estate investment trusts (REITs) and other real estate industry issuers. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as warrants, rights, interests in REITs and preferred stocks.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets as described above.


REITs are companies that primarily invest in income producing real estate or real estate related loans or interests. Some REITs invest directly in real estate and derive their income from the collection of rents and capital gains on the sale of properties. Other REITs invest primarily in mortgages secured by real estate and derive their income from collection of interest.

The portfolio uses a "growth at a reasonable price" style of management. Pioneer, the portfolio's investment adviser, has engaged AEW Management and Advisors, L.P. (AEW) to act as the portfolio's subadviser. Using this investment style, the subadviser seeks to invest in companies with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select stocks, the subadviser employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. The subadviser relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. The subadviser focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors the subadviser looks for in selecting investments include:


     o Favorable expected returns relative to perceived risk
     o Increasing cash flow or favorable prospects for cash flow growth
     o Low market valuations relative to earnings forecast, net asset value and cash flow
     o Favorable prospects for dividend growth

The subadviser generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. The subadviser makes that determination based upon the same criteria it uses to select portfolio securities.

Principal risks of investing in the portfolio
Even though the portfolio seeks long-term growth of capital and current income, you could lose money on your investment or not make as much as if you invested elsewhere if:

     o The stock market goes down (this risk may be greater in the short term)
     o REITs and other real estate industry issuers fall out of favor with investors
     o The portfolio's investments do not have the growth potential originally expected

The portfolio also has risks associated with the real estate industry. Although the portfolio does not invest directly in real estate, it does invest in REITs and other equity securities of real estate industry issuers and concentrates its investments in the real estate industry. These risks include:

     o The U.S. or a local real estate market declines due to adverse economic conditions, overbuilding and high vacancy rates, reduced or regulated rents or other causes
     o Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments

     o The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
     o A REIT owned by the portfolio is, or is perceived by the market to be, poorly managed


Investing in REITs involves certain unique risks. REITs are dependent on management skills, are not diversified and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibility of failing to qualify for certain tax and regulatory exemptions. REITs may have limited financial resources and may trade less frequently and in a more limited volume than securities of larger issuers. In addition to its own expenses, the portfolio will in some cases indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.


 Real estate industry issuers
 A real estate industry company is a company that derives at least 50% of its gross revenues or net profits from either
 o the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate; or
 o products or services related to the real estate industry like building supplies or mortgage servicing.


Market segment risks
At times, more than 25% of the portfolio's assets may be invested in the same market segment, such as financials or technology. To the extent the portfolio emphasizes investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.


The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance varies from year to year.


The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.


Portfolio performance
The chart shows the performance of the portfolio's Class II shares for each full calendar year since the inception of Class I on March 1, 1995. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on August 1, 2000 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. For the period after August 1, 2000, the actual performance of Class II shares is reflected, which performance may be influenced by the smaller asset size of Class II shares compared to Class I shares.


The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

Annual return Class II shares

(Year ended December 31)


96'                     34.31
97'                     20.66
98'                    -19.35
99'                     -5.23
00'                     30.74
01'                      7.52
02'                      2.28
03'                     34.46
04'                     35.39


The highest calendar quarterly return was 16.83% (9/30/04 to 12/31/04).


The lowest calendar quarterly return was -13.49% (6/30/98 to 9/30/98).

Comparison with the Wilshire Real Estate Securities Index
The table shows the average annual total returns of the portfolio's Class II shares over time and compares these returns to the returns of the Wilshire Real Estate Securities Index. This index is a market-capitalization weighted measure of the performance of REITs and real estate operating companies.

The performance of Class II shares for the period prior to the commencement of operations of Class II shares on August 1, 2000 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares.

Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:

     o The sale of the shares at the end of the period
     o Reinvestment of all dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2004)





                                                                                  Inception
                                                                      Since         Date
                                            1 Year      5 Years     Inception     (Class I)
                                          -------------------------------------------------
Class II                                      35.39       21.22        14.48       3/1/95
-------------------------------------------------------------------------------------------
Wilshire Real Estate Securities Index         34.81       22.32        15.37            -
-------------------------------------------------------------------------------------------


Fees and expenses
These are the fees and expenses, based on the portfolio's latest fiscal year, you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets

                                          Class II
Management Fee                              0.80%
-------------------------------------------------
Distribution and Service (12b-1) Fee        0.25%
-------------------------------------------------
Other Expenses                              0.18%
-------------------------------------------------
Total Operating Expenses                    1.23%
-------------------------------------------------

Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


               Number of years you own your shares
             ---------------------------------------
                1         3         5          10
             ---------------------------------------
Class II      $125      $390      $676      $1,489
----------------------------------------------------


Non-principal investment strategies and related risks
As discussed, the portfolio primarily invests in the equity securities of REITs and other real estate industry issuers to seek long-term growth of capital.

This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

Investments other than equity securities of REITs and other real estate industry issuers


The portfolio may invest up to 20% of its total assets in debt securities of real estate industry companies, mortgage-backed securities and short-term investments. Generally the portfolio acquires investment grade debt securities that are issued by both U.S. and non-U.S. corporate and government issuers, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities, including convertible debt. The portfolio invests in debt securities when the subadviser believes they are consistent with the portfolio's investment objectives of long-term capital gain and current income, for diversification or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the subadviser. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.


Mortgage-backed securities may be issued by private issuers or by agencies of the U.S. government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Certain mortgage-backed securities may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgages or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying mortgages are prepaid.

The portfolio may invest in mortgage derivatives and structured securities. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

The portfolio may invest up to 10% of its total assets in securities of non-U.S. issuers provided that the purchase of Canadian securities are not subject to the non-U.S. issuer limitation. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers. Investing in Canadian and non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers.

Management

Investment subadviser

AEW is the portfolio's investment subadviser.


Portfolio management

Day-to-day management of the portfolio is the responsibility of Matthew A. Troxell, CFA. Mr. Troxell is a Senior Portfolio Manager at AEW with responsibility for construction and management of all the firm's publicly traded real estate equities portfolios. He has been employed at AEW as part of the REIT group since 1994.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.


Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.80% of the portfolio's average daily net assets. This fee is normally computed daily and paid monthly.

Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income quarterly during March, June, September and December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended December 31, 2002 through 2004 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the fiscal years ended December 31, 2000 and 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operations in 2002. The annual report is available upon request.


Pioneer Real Estate Shares VCT Portfolio
Class II shares


                                                   Year Ended   Year Ended   Year Ended   Year Ended    Year Ended
                                                    12/31/04     12/31/03     12/31/02     12/31/01      12/31/00
---------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of period                $ 18.55      $ 14.45     $  14.75     $  14.40      $ 14.55
Increase from investment operations:              -------------------------------------------------------------------
 Net investment income                              $  0.44      $  0.68     $   0.55     $   0.41      $  0.32
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions        6.00         4.18        (0.20)        0.63         (0.28)
                                                  -------------------------------------------------------------------
  Net increase from investment operations           $  6.44      $  4.86     $   0.35     $   1.04      $  0.04
Distributions to shareowners:
 Net investment income                                (0.40)       (0.56)       (0.65)       (0.52)       (0.09)
 Net realized gain                                    (0.33)           -            -            -             -
 Net tax return of capital                                -        (0.20)           -        (0.17)       (0.10)
                                                  -------------------------------------------------------------------
 Net increase (decrease) in net asset value         $  5.71      $  4.10     $  (0.30)    $   0.35      $ (0.15)
                                                  -------------------------------------------------------------------
 Net asset value, end of period                     $ 24.26      $ 18.55     $  14.45     $  14.75      $ 14.40
                                                  -------------------------------------------------------------------
Total return*                                         35.39%       34.45%        2.28%        7.52%        1.32%
Ratio of net expenses to average net assets+           1.23%        1.28%        1.32%        1.52%        1.63%**
Ratio of net investment income to average
 net assets+                                           2.20%        4.26%        4.21%        4.36%        7.54%**
Portfolio turnover rate                                  35%          20%          29%          34%          31%**
Net assets, end of period (in thousands)            $61,799      $39,892     $ 31,985     $ 11,972      $ 1,770
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction
 for fees paid indirectly:
 Net expenses                                          1.23%        1.28%        1.32%        1.52%        1.63%**
 Net investment income                                 2.20%        4.26%        4.21%        4.36%        7.54%**
---------------------------------------------------------------------------------------------------------------------


(a)  Class 2 shares were first publicly offered on August 1, 2000.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.)

**   Annualized.

+    Ratios with no reduction for fees paid indirectly.

Common portfolio investment policies

Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, the subadviser will consider what actions, if any, are appropriate, including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.


Cash management and temporary investments
Normally, each portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when the subadviser believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading
The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

Derivatives

Each portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts (if applicable) and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolios do not use derivatives as a primary investment technique and generally limit their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:


     o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates

     o    As a substitute for purchasing or selling securities

     o To increase the portfolio's return as a non-hedging strategy that may be considered speculative


Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective.


Management

Pioneer, the portfolios' investment adviser, oversees the portfolio's operations and supervises the portfolio's subadviser, which is responsible for the day-to-day management of the portfolio.


Pioneer is a wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management were approximately $175 billion worldwide, including over $42 billion in assets under management by Pioneer.

The investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual investment fund history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order (Exemptive Order) from the Securities and Exchange Commission (SEC) that permits Pioneer, subject to the approval of the portfolios' Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the SEC adopts a rule that would supersede the Exemptive Order, Pioneer and the portfolios intend to rely on such rule to permit Pioneer, subject to the approval of the portfolios' Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a portfolio without shareholder approval. The existing shareholders of the portfolio approved this policy and the hiring of AEW as the portfolio's subadviser at a special shareholder meeting held on April 13, 2004.

Distribution plan
The portfolios have adopted plans of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plans, each portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Distributions and taxes

Shares of the portfolios are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolios to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.


Under the Internal Revenue Code of 1986, as amended (Code), a portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.

Each portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. Each portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, each portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, each portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.


Shareholder information


Net asset value The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time). The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

------------------------
Share price
The net asset value per
share calculated on the
day of a transaction.
------------------------

The portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, the portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values debt securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

Investments in shares of the portfolios Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size that would disrupt the management of a portfolio.


------------------------
Since you may not
directly purchase shares
of the portfolios, you
should read the
prospectus for your
insurance company's
Variable Contract to
learn how to purchase a
Variable Contract based
on the portfolios.
------------------------

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment medium for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.


Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.

Selling
Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when an emergency exists that makes it impracticable for the portfolio to sell or value its investments or with the permission of the Securities and Exchange Commission.


Excessive trading
Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     o The sale of shares of a portfolio within a short period of time after the shares were purchased;
     o    Two or more purchases and redemptions within a short period of time;
          or
     o A series of transactions that is indicative of a timing pattern or strategy.

The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                     Notes

                                     Notes

Pioneer Variable Contracts Trust

Class II Shares

You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

Shareowner reports
Annual and semiannual reports to shareowners provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.


You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.



(Investment Company Act file no. 811-08786)









[Logo]
PIONEER
Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                   17311-00-0405
                                        (C) 2005 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                 Member SIPC

Pioneer Small and Mid Cap Growth VCT Portfolio
A portfolio of Pioneer Variable Contracts Trust
Class II Shares Prospectus
May 1, 2005


Introduction

Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of Pioneer Small and Mid Cap Growth VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.


Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio

Strategic focus


Small and Mid Cap Growth invests primarily in equity securities of small and mid-capitalization issuers.


Contents


Basic information about the portfolio .........   1
Common portfolio investment policies ..........   7
Management ....................................   7
Distributions and taxes .......................   8
Shareholder information .......................   9


An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Small and Mid Cap Growth VCT Portfolio


Investment objective

Long term capital growth.

Principal investment strategies

Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small and mid-capitalization issuers, that is those with market values, at the time of investment, that do not exceed the market capitalization of the largest company within the S&P MidCap 400 Index. The size of the companies in the index may change dramatically as a result of market conditions and the composition of the index. The portfolio's investments will not be confined to securities issued by companies included in an index. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred stocks.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small and mid-capitalization issuers as described above.


There is no minimum percentage of assets which must be invested in either small-cap or mid-cap issuers and the portfolio has the flexibility to invest substantially in either in small or mid-cap issuers when the portfolio's subadviser believes such focus is warranted.

The portfolio uses a "growth" style of management and seeks to invest in issuers with above average potential for earnings growth. Pioneer has engaged
L. Roy Papp & Associates, LLP to act as the portfolio's subadviser under Pioneer's supervision. The subadviser evaluates an issuer's prospects for capital appreciation by considering, among other factors, growth over extended periods of time, profitability created through operating efficiency rather than financial leverage, and whether cash flows confirm the sustainability of growth. The subadviser follows a "buy and hold" strategy. Once a security is purchased, the portfolio ordinarily retains an investment so long as the subadviser continues to believe that the security's prospects for appreciation continue to be favorable and that the security is not overvalued in the marketplace. The subadviser does not attempt to time the market.

Principal risks of investing in the portfolio
Even though the portfolio seeks growth of capital, you could lose money on your investment or not make as much as if you invested elsewhere if:

     -  The stock market goes down (this risk may be greater in the short term)
     -  Small or mid-cap companies fall out of favor with investors
     - The subadviser's judgment about the attractiveness, growth potential or potential appreciation of a particular stock proves to be incorrect

The portfolio also has risks associated with investing in small and mid-cap companies. Compared to large companies, small and mid-cap companies, and the market for their equity securities, are likely to:

     - Be more sensitive to changes in the economy, earnings results and investor expectations
     -  Have more limited product lines and capital resources
     -  Experience sharper swings in market values
     - Be harder to sell at the times and prices the subadviser thinks appropriate
     -  Offer greater potential for gain and loss

The portfolio may at times be invested primarily in small cap stock.

The portfolio may invest in fewer than 40 securities and, as a result, the portfolio's performance may be more volatile than the performance of funds holding more securities.

Market segment risks
At times, more than 25% of the portfolio's assets may be invested in the same market segment, such as financials or technology. To the extent the portfolio emphasizes investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The portfolio's past performance
Since the portfolio is newly organized, it does not disclose any performance information. The portfolio's performance will vary from year to year. Past performance does not necessarily indicate how a portfolio will perform in the future. As a shareowner, you may lose or make money on your investment.


Fees and expenses
These are the fees and expenses, based on estimated expenses for the portfolio's current fiscal year, you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                                Class II
Management Fee                                    0.75%
--------------------------------------------------------------------
Distribution and Service (12b-1) Fee              0.25%
--------------------------------------------------------------------
Other Expenses(1)                                 6.50%
--------------------------------------------------------------------
Total Operating Expenses                          7.50%
--------------------------------------------------------------------
Less: Fee Waiver and Expense Limitation(2)       -6.50%
--------------------------------------------------------------------
Net Expenses(2)                                   1.00%
--------------------------------------------------------------------



(1) Other Expenses are based on estimated amounts for the current fiscal year.
(2) The expenses in the table above reflect the contractual expense limitation in effect through May 1, 2006 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses to 1.00% of the average daily net assets attributable to Class II shares. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2006. See the statement of additional information for details regarding the expense limitation agreement.


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the portfolio's gross operating expenses remain the same and e) Pioneer's expense limitation is in effect for year one. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                 Number of years you own your shares
--------------------------------------------------------------------
                1          3           5           10
--------------------------------------------------------------------
Class II      $102      $1,623      $3,069      $6,380
--------------------------------------------------------------------

Non-principal investment strategies and related risks

As discussed, the portfolio invests primarily in equity securities of small and mid-capitalization issuers.


This section and "Common portfolio investment practices" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

Investments other than U.S. equity securities
The portfolio may invest up to 20% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. government issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent the portfolio invests in issuers in countries with emerging markets or if the portfolio invests significantly in one country. These risks may include:

     - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
     - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the subadviser might not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
     - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
     - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     - Economic, political and social developments may adversely affect the securities markets
     - Withholding and other non-U.S. taxes may decrease the portfolio's return

The portfolio may invest the balance of its assets in debt securities of corporate and government issuers. Generally the portfolio acquires debt securities that are rated investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities issued by both U.S. and non-U.S. corporate and government issuers, including below investment grade convertible debt securities. The portfolio invests in debt securities when the subadviser believes they are consistent with the portfolio's investment objective by offering the potential for capital appreciation, to diversify the portfolio or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the subadviser. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Management

Investment adviser
Pioneer, the portfolio's investment adviser, selects the portfolio's investments, oversees the portfolios' operations and supervises the portfolio's subadviser, which is responsible for the day-to-day management of the portfolio.

Investment subadviser

L. Roy Papp & Associates, LLP (Papp), the portfolio's subadviser, is an investment adviser to individuals, trusts, retirement plans, endowments and foundations. As of December 31, 2004, Papp's assets under management were approximately $570 million. Papp's main office is located at 6225 North 24th Street, Suite 150, Phoenix, AZ 85016.

Portfolio management
Day-to-day management of the portfolio is the responsibility of L. Roy Papp and Rosellen C. Papp, who have managed the fund since its commencement. L. Roy Papp and Rosellen C. Papp have been investment professionals since 1955 and 1981, respectively.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.


Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.75% of the portfolio's average daily net assets up to $1 billion and 0.70% on assets over $1 billion. The fee is normally computed daily and paid monthly. Pioneer, and not the portfolio, pays a portion of the fee it receives from the portfolio to Papp as compensation for Papp's subadvisory services to the portfolio.

Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights
The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal year ended December 31, 2004 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements.

Pioneer Small and Mid Cap Growth VCT Portfolio
Class II shares

                                                                                                  3/15/04
                                                                                                    to
                                                                                                 12/31/04
-------------------------------------------------------------------------------------------------------------
                                                                                                  $10.00
Net asset value, beginning of period
Increase from investment operations:
 Net investment loss                                                                            $  (0.02)
 Net realized and unrealized gain on investments                                                    0.89
                                                                                                --------
  Net increase from investment operations                                                       $   0.87
                                                                                                --------
 Net increase in net asset value                                                                $   0.87
                                                                                                --------
 Net asset value, end of period                                                                 $  10.87
                                                                                                ========
Total return*                                                                                       8.70%
Ratio of net expenses to average net assets+                                                        1.00%**
Ratio of net investment loss to average net assets+                                                (0.51)%**
Portfolio turnover rate                                                                               44%
Net assets, end of period (in thousands)                                                        $  2,579
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for
fees paid indirectly:
Net expenses                                                                                       7.50%**
Net investment loss                                                                               (7.01)%**
Ratios with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
Net expenses                                                                                       1.00%**
Net investment loss                                                                               (0.51)%**
-------------------------------------------------------------------------------------------------------------


* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period. Total return rate is not annualized.


** Annualized.


+ Ratios with no reduction for fees paid indirectly.

Common portfolio investment policies


Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate, including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.


Cash management and temporary investments
Normally, each portfolio invests substantially all of its assets to meet its investment objective. Each portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when the subadviser believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading
The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

Derivatives

Each portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts (if applicable) and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolios do not use derivatives as a primary investment technique and generally limit their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:


     - As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     -  As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative


Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective.


Management

Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management were approximately $175 billion worldwide, including over $42 billion in assets under management by Pioneer.


The investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order (Exemptive Order) from the Securities and Exchange Commission (SEC) that permits Pioneer, subject to the approval of the portfolios' Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the SEC adopts a rule that would supersede the Exemptive Order, Pioneer and the portfolios intend to rely on such rule to permit Pioneer, subject to the approval of the portfolios' Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a portfolio without shareholder approval.

Distribution plan
The portfolios have adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, each portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are paid out of the portfolio's assets on an ongoing basis, over time they increase the cost of your investment and may cost you more than paying other types of sales charges.

Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Distributions and taxes
Class II shares of the portfolios are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolios to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

Under the Internal Revenue Code of 1986, as amended (Code), a portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.

Each portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. Each portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, each portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, each portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Shareholder information


Net asset value
The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

-------------------------
Share price
The net asset value per
share calculated on the
day of a transaction.
-------------------------

                     The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, the portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values debt securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

Investments in shares of the portfolios

----------------------------------------
 Since you may not directly purchase
 shares of the portfolios, you should
 read the prospectus for your
 insurance company's Variable
 Contract to learn how to purchase a
 Variable Contract based on the
 portfolios.
----------------------------------------

Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.

Selling
Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.


Excessive trading
Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     - The sale of shares of a portfolio within a short period of time after the shares were purchased;
     - Two or more purchases and redemptions within a short period of time; or
     - A series of transactions that is indicative of a timing pattern or strategy.

The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                     Notes

                                     Notes

Pioneer Variable Contracts Trust

Class II Shares

You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

Shareowner reports
Annual and semiannual reports to shareowners provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.


You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786)

[LOGO]
PIONEER
Investment(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                   17319-00-0405
                                        (C) 2005 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                 Member SIPC

Pioneer Small Cap Value VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust

Class I Shares Prospectus
May 1, 2005


Introduction

Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class I shares of Pioneer Small Cap Value VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio

Strategic focus

Small Cap Value seeks capital growth by investing in a diversified portfolio of securities, consisting primarily of equity securities of small companies.

Contents

Basic information about the portfolio .........   1
Common portfolio investment policies ..........   7
Management ....................................   7
Distributions and taxes .......................   8
Shareholder information .......................   9

An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Small Cap Value
VCT Portfolio

Investment objective

Capital growth by investing in a diversified portfolio of securities consisting primarily of common stocks.

Principal investment strategies

Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small companies. Small companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index as measured at the end of the preceding month. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The size of the companies in the index changes with market conditions and the composition of the index. Pioneer monitors the portfolio so that, under normal circumstances, the capitalization range of the portfolio is consistent with the inclusion of the portfolio in the Lipper Small-Cap category. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, interests in real estate investment trusts (REITs) and preferred stocks.


The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets as described above.


The portfolio may invest up to 25% of its total assets in REITs.


Pioneer, the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:

     o  Favorable expected returns relative to perceived risk
     o  Management with demonstrated ability and commitment to the company
     o  Above average potential for earnings and revenue growth
     o Low market valuations relative to earnings forecast, book value, cash flow and sales
     o Turnaround potential for companies that have been through difficult periods
     o  Low debt levels relative to equity
     o Issuer's industry has strong fundamentals, such as increasing or sustainable demand and barriers to entry

Principal risks of investing in the portfolio

Even though the portfolio seeks capital growth, you could lose money on your investment or not make as much as if you invested elsewhere if:

     o  The stock market goes down (this risk may be greater in the short term)
     o  Small company or value stocks fall out of favor with investors
     o The portfolio's assets remain undervalued or do not have the potential value originally expected

The portfolio also has risks associated with investing in small companies. Compared to large companies, small companies, and the market for their equity securities, are likely to:

     o Be more sensitive to changes in the economy, earnings results and investor expectations
     o  Have more limited product lines and capital resources
     o  Experience sharper swings in market values
     o  Be harder to sell at the times and prices Pioneer thinks appropriate
     o  Offer greater potential for gain and loss


Risks of REITs

REITs are companies that invest primarily in real estate or real estate related loans. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, the portfolio will in some cases indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

Market segment risks

At times, more than 25% of the portfolio's assets may be invested in the same market segment, such as financials or technology. To the extent the portfolio emphasizes investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

--------------------------------------------------------------------------------
Market value

A company's market value or capitalization is calculated by multiplying the number of its outstanding shares by the current market price of a share.
--------------------------------------------------------------------------------

The portfolio's past performance

The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance varies from year to year.

The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Portfolio performance

The chart shows the performance of the portfolio's Class I shares for each full calendar year since the portfolio's inception on November 8, 2001. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

Annual return Class I shares
(Year ended December 31)

[TABULAR REPRESENTATION OF BAR CHART]

'02               -15.08
'03                35.43
'04                20.16

The highest calendar quarterly return was 21.45% (3/31/03 to 6/30/03).

The lowest calendar quarterly return was -21.72% (6/30/02 to 9/30/02).

Comparison with the Russell 2000 Value Index

The table shows the average annual total returns of the portfolio's Class I shares over time and compares these returns to the returns of the Russell 2000 Value Index. This index is a measure of the performance of the value-oriented stocks in the Russell 2000 Index. Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:


     - The sale of the shares at the end of the period
     - Reinvestment of all dividends and distributions


Average annual total return (%)

(for periods ended December 31, 2004)

                                                      Since        Inception
                                   1 Year         Inception             Date
----------------------------------------------------------------------------
Class I                             20.16             13.79          11/8/01
----------------------------------------------------------------------------
Russell 2000 Value Index            22.25             20.37                -
----------------------------------------------------------------------------

Fees and expenses

These are the fees and expenses, based on the portfolio's latest fiscal year, you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.


Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                                                        Class I
-------------------------------------------------------------------------------
Management Fee                                                            0.75%
-------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                       None
-------------------------------------------------------------------------------
Other Expenses                                                            0.55%
-------------------------------------------------------------------------------
Total Operating Expenses                                                  1.30%
-------------------------------------------------------------------------------
Fee Waiver and Expense Limitation(1)                                     -0.05%
-------------------------------------------------------------------------------
Net Expenses(1)                                                           1.25%
-------------------------------------------------------------------------------

(1) The expenses in the table above reflect the contractual expense limitation in effect through May 1, 2006 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class I expenses to 1.25% of the average daily net assets attributable to Class I shares. Any differences in the fee waiver and expense limitation among classes result from rounding in the daily calculation of a class' net assets and expense limit, which may exceed 0.01% annually. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2006. See the statement of additional information for details regarding the expense limitation agreement.


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the portfolio's gross operating expenses remain the same and e) Pioneer's expense limitation is in effect for year one. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:




                                    Number of years you own your shares
                         -------------------------------------------------------
                           1               3               5               10
--------------------------------------------------------------------------------
Class I                  $127            $407            $708            $1,563
--------------------------------------------------------------------------------


Non-principal investment strategies and related risks

As discussed, the portfolio invests primarily in equity securities of small companies.

This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).


Investments other than U.S. equity securities

The portfolio may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. In addition, the portfolio may invest up to 5% of its total assets in equity and debt securities of other non-U.S. issuers, including securities of emerging market issuers. Investing in Canadian and other non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers.

The portfolio may invest up to 20% of its total assets in debt securities of corporate and government issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities issued by both U.S. and non-U.S. issuers, including below investment grade convertible debt securities. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective by offering the potential for capital growth, to diversify the portfolio or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Management

Portfolio management

Day-to-day management of the portfolio is the responsibility of David M. Adams, portfolio manager, and John McPherson, assistant portfolio manager. The portfolio managers are supported by the small cap team. Members of this team manage other Pioneer funds investing primarily in small cap securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Adams is a vice president of Pioneer. He joined Pioneer in 1994 and has been an investment professional since 1992. Mr. McPherson joined Pioneer in September 2002 as an assistant portfolio manager. Prior to joining Pioneer, he was employed by Middleton & Company as an analyst on the team responsible for managing the equity portion of high net worth client portfolios. From 1997 to 2001 Mr. McPherson was an analyst with Evergreen Investment Management.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.


Management fee

The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.75% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.

Distributions

The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended December 31, 2002 through 2004 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the period ended December 31, 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operations in 2002.
The annual report is available upon request.


Pioneer Small Cap Value VCT Portfolio
Class I shares(a)


                                                                                                               11/08/01
                                                                Year Ended   Year Ended     Year Ended            to
                                                                 12/31/04     12/31/03       12/31/02          12/31/01
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $ 12.50      $  9.23        $ 10.87            $10.00
                                                                 ------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $ (0.03)     $     -        $ (0.01)           $ 0.01
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                                 2.55         3.27          (1.63)             0.86
                                                                 ------------------------------------------------------
  Net increase (decrease) from investment operations             $  2.52      $  3.27        $ (1.64)           $ 0.87
Distributions to shareowners
 Net investment income                                                 -            -          (0.00)(b)          0.00
 Net realized gain                                                     -            -          (0.00)(b)             -
                                                                 ------------------------------------------------------
  Net increase (decrease) in net asset value                     $  2.52      $  3.27        $ (1.65)           $ 0.87
                                                                 ------------------------------------------------------
Net asset value, end of period                                   $ 15.02      $ 12.50        $  9.23            $10.87
                                                                 ======================================================
Total return*                                                      20.16%       35.43%        (15.08)%            8.70%
Ratio of net expenses to average net assets+                        1.25%        1.25%          1.25%             1.21%**
Ratio of net investment income (loss) to average net assets+       (0.21)%       0.03%         (0.05)%            0.86%**
Portfolio turnover rate                                               36%          74%            50%                0%
Net assets, end of period (in thousands)                         $17,993      $12,049        $ 6,603            $  504
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                       1.30%        2.40%          2.76%            77.48%**
 Net investment income (loss)                                      (0.26)%      (1.12)%        (1.56)%          (75.41)%**
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                       1.25%        1.25%          1.25%             1.21%
 Net investment income (loss)                                      (0.21)%       0.03%         (0.05)%            0.86%
-----------------------------------------------------------------------------------------------------------------------


(a) Shares of Pioneer Small Cap Value VCT Portfolio were first publicly offered on November 8, 2001.
(b) Amount rounds to less than one cent per share
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized
+   Ratios with no reduction for fees paid indirectly.

Common portfolio investment policies

Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate, including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.


Cash management and temporary investments

Normally, each portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading

The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

Derivatives

Each portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts (if applicable) and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolios do not use derivatives as a primary investment technique and generally limit their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:


     o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     o  As a substitute for purchasing or selling securities
     o To increase the portfolio's return as a non-hedging strategy that may be considered speculative


Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective.


Management

Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.

Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management were approximately $175 billion worldwide, including over $42 billion in assets under management by Pioneer.


The investment adviser

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order (Exemptive Order) from the Securities and Exchange Commission (SEC) that permits Pioneer, subject to the approval of the portfolios' Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the SEC adopts a rule that would supersede the Exemptive Order, Pioneer and the portfolios intend to rely on such rule to permit Pioneer, subject to the approval of the portfolios' Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a portfolio without shareholder approval.

Additional dealer compensation

The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Distributions and taxes

Shares of the portfolios are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolios to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

Under the Internal Revenue Code of 1986, as amended (Code), a portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.

Each portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. Each portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, each portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, each portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


Disclosure of portfolio holdings

The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Shareholder information

Net asset value

The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

-----------------------
Share price
The net asset value per
share calculated on the
day of a transaction.
-----------------------

The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, the portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values debt securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.


Investments in shares of the portfolios

------------------------
Since you may not
directly purchase shares
of the portfolios, you
should read the
prospectus for your
insurance company's
Variable Contract to
learn how to purchase a
Variable Contract based
on the portfolios.
------------------------

Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B. 164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.

Selling

Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading

Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     o The sale of shares of a portfolio within a short period of time after the shares were purchased;
     o  Two or more purchases and redemptions within a short period of time; or
     o A series of transactions that is indicative of a timing pattern or strategy.

The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                      Notes

                                      Notes

Pioneer Variable Contracts Trust

Class I Shares

You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

Shareowner reports

Annual and semiannual reports to shareowners provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information

The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.

You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786)




[PIONEER INVESTMENTS LOGO]

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109



                                                                   17312-00-0405
                                        (C) 2005 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                 Member SIPC

Pioneer Small Cap Value VCT Portfolio
A portfolio of Pioneer Variable Contracts Trust

Class II Shares Prospectus
May 1, 2005


Introduction

Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of Pioneer Small Cap Value VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio

Strategic focus

Small Cap Value seeks capital growth by investing in a diversified portfolio of securities, consisting primarily of equity securities of small companies.

Contents

Basic information about the portfolio .........   1
Common portfolio investment policies ..........   7
Management ....................................   7
Distributions and taxes .......................   8
Shareholder information .......................   9


An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Small Cap Value
VCT Portfolio

Investment objective

Capital growth by investing in a diversified portfolio of securities consisting primarily of common stocks.

Principal investment strategies

Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small companies. Small companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index as measured at the end of the preceding month. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The size of the companies in the index changes with market conditions and the composition of the index. Pioneer monitors the portfolio so that, under normal circumstances, the capitalization range of the portfolio is consistent with the inclusion of the portfolio in the Lipper Small-Cap category. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, interests in real estate investment trusts (REITs) and preferred stocks.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets as described above.

The portfolio may invest up to 25% of its total assets in REITs.

Pioneer, the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:

     o  Favorable expected returns relative to perceived risk

     o  Management with demonstrated ability and commitment to the company
     o  Above average potential for earnings and revenue growth
     o Low market valuations relative to earnings forecast, book value, cash flow and sales
     o Turnaround potential for companies that have been through difficult periods
     o  Low debt levels relative to equity
     o Issuer's industry has strong fundamentals, such as increasing or sustainable demand and barriers to entry

Principal risks of investing in the portfolio

Even though the portfolio seeks capital growth, you could lose money on your investment or not make as much as if you invested elsewhere if:


     o  The stock market goes down (this risk may be greater in the short term)

     o  Small company or value stocks fall out of favor with investors
     o The portfolio's assets remain undervalued or do not have the potential value originally expected


The portfolio also has risks associated with investing in small companies. Compared to large companies, small companies, and the market for their equity securities, are likely to:

     o Be more sensitive to changes in the economy, earnings results and investor expectations

     o  Have more limited product lines and capital resources
     o  Experience sharper swings in market values
     o  Be harder to sell at the times and prices Pioneer thinks appropriate
     o  Offer greater potential for gain and loss

Risks of REITs

REITs are companies that invest primarily in real estate or real estate related loans. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, the portfolio will in some cases indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

Market segment risks

At times, more than 25% of the portfolio's assets may be invested in the same market segment, such as financials or technology. To the extent the portfolio emphasizes investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.


The portfolio's past performance

--------------------------
Market value
A company's market value
or capitalization is
calculated by multiplying
the number of its
outstanding shares by the
current market price of a
share.
-------------------------

The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance varies from year to year.

The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Portfolio performance

The chart shows the performance of the portfolio's Class II shares for each full calendar year since the inception of Class I on November 8, 2001. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2003 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. For the period after May 1, 2003, the actual performance of Class II shares is reflected, which performance may be influenced by the smaller asset size of Class II shares compared to Class I shares.

The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

Annual return Class II shares

(Year ended December 31)


[TABULAR REPRESENTATION OF BAR CHART]

'02             -15.06
'03              35.10
'04              19.89


The highest calendar quarterly return was 21.76% (3/31/03 to 6/30/03).

The lowest calendar quarterly return was -21.72% (6/30/02 to 9/30/02).

Comparison with the Russell 2000 Value Index

The table shows the average annual total returns of the portfolio's Class II shares over time and compares these returns to the returns of the Russell 2000 Value Index. This index is a measure of the performance of the value-oriented stocks in the Russell 2000 Index. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2003 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:

     o  The sale of the shares at the end of the period
     o  Reinvestment of all dividends and distributions

Average annual total return (%)
(for periods ended December 31, 2004)


                                                    Since         Inception Date
                               1 Year           Inception              (Class I)
--------------------------------------------------------------------------------
Class II                        19.89               13.62                11/8/01
--------------------------------------------------------------------------------
Russell 2000 Value Index        22.25               20.37                      -
--------------------------------------------------------------------------------


Fees and expenses

These are the fees and expenses, based on the portfolio's latest fiscal year, you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                                                       Class II
Management Fee                                                            0.75%
-------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                      0.25%
-------------------------------------------------------------------------------
Other Expenses                                                            0.59%
-------------------------------------------------------------------------------
Total Operating Expenses                                                  1.59%
-------------------------------------------------------------------------------
Fee Waiver and Expense Limitation(1)                                     -0.05%
-------------------------------------------------------------------------------
Net Expenses(1)                                                           1.54%
-------------------------------------------------------------------------------

(1) The expenses in the table above reflect the contractual expense limitation in effect through May 1, 2006 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class I expenses to 1.25% of the average daily net assets attributable to Class I shares; the portion of portfolio expenses attributable to Class II shares will be reduced only to the extent such expenses are reduced for Class I shares. Any differences in the fee waiver and expense limitation among classes result from rounding in the daily calculation of a class' net assets and expense limit, which may exceed 0.01% annually. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2006. See the statement of additional information for details regarding the expense limitation agreement.


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the portfolio's gross operating expenses remain the same and e) Pioneer's expense limitation is in effect for year one. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                       Number of years you own your shares
                                 -----------------------------------------------
                                    1            3            5             10
--------------------------------------------------------------------------------
Class II                          $157         $497         $861         $1,885
--------------------------------------------------------------------------------


Non-principal investment strategies and related risks

As discussed, the portfolio invests primarily in equity securities of small companies.

This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).


Investments other than U.S. equity securities

The portfolio may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. In addition, the portfolio may invest up to 5% of its total assets in equity and debt securities of other non-U.S. issuers, including securities of emerging market issuers. Investing in Canadian and other non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers.

The portfolio may invest up to 20% of its total assets in debt securities of corporate and government issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities issued by both U.S. and non-U.S. issuers, including below investment grade convertible debt securities. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective by offering the potential for capital growth, to diversify the portfolio or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Management

Portfolio management

Day-to-day management of the portfolio is the responsibility of David M. Adams, portfolio manager, and John McPherson, assistant portfolio manager. The portfolio managers are supported by the small cap team. Members of this team manage other Pioneer funds investing primarily in small cap securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Adams is a vice president of Pioneer. He joined Pioneer in 1994 and has been an investment professional since 1992. Mr. McPherson joined Pioneer in September 2002 as an assistant portfolio manager. Prior to joining Pioneer, he was employed by Middleton & Company as an analyst on the team responsible for managing the equity portion of high net worth client portfolios. From 1997 to 2001 Mr. McPherson was an analyst with Evergreen Investment Management.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.

Management fee

The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.75% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.

Distributions

The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.


Pioneer Small Cap Value VCT Portfolio
Class II shares(a)


                                                                      For the          May 31, 2003
                                                                     year ended             to
                                                                 December 31, 2004   December 31, 2003
------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                                  $ 12.47             $  9.11
Increase (decrease) from investment operations:
 Net investment loss                                                  $ (0.03)            $ (0.00)
 Net realized and unrealized gain on investments and foreign
  currency transactions                                                  2.51                3.37
                                                                      -------             -------
  Net increase from investment operations                             $  2.48             $  3.36
Distributions to shareowners:
 Net investment income                                                      -                   -
 Net realized gain                                                          -                   -
                                                                      -------             -------
 Net increase in net asset value                                      $  2.48             $  3.36
                                                                      -------             -------
 Net asset value, end of period                                       $ 14.95             $ 12.47
                                                                      =======             =======
Total return*                                                           19.89%              36.88%
Ratio of net expenses to average net assets+                             1.54%               1.58%**
Ratio of net investment loss to average net assets+                     (0.41)%             (0.15)%**
Portfolio turnover rate                                                    36%                 74%
Net assets, end of period (in thousands)                              $10,845             $ 2,760
Ratios with no waiver of management fees and assumption
 of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                            1.59%               2.65%**
 Net investment loss                                                    (0.46)%             (1.22)%**
Ratios with waiver of management fees and assumption
 of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                            1.54%               1.58%**
 Net investment loss                                                    (0.41)%             (0.15)%**
------------------------------------------------------------------------------------------------------

(a) Class II shares were first publicly offered May 1, 2003.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at the net asset value at the end of each period.
**  Annualized
+   Ratios with no reduction for fee paid indirectly

Common portfolio investment policies

Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate, including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.


Cash management and temporary investments

Normally, each portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading

The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

Derivatives

Each portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts (if applicable) and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolios do not use derivatives as a primary investment technique and generally limit their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:


     o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     o  As a substitute for purchasing or selling securities
     o To increase the portfolio's return as a non-hedging strategy that may be considered speculative


Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective.


Management

Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.

Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management were approximately $175 billion worldwide, including over $42 billion in assets under management by Pioneer.


The investment adviser

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order (Exemptive Order) from the Securities and Exchange Commission (SEC) that permits Pioneer, subject to the approval of the portfolios' Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the SEC adopts a rule that would supersede the Exemptive Order, Pioneer and the portfolios intend to rely on such rule to permit Pioneer, subject to the approval of the portfolios' Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a portfolio without shareholder approval.

Distribution plan

The portfolios have adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, each portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

Additional dealer compensation

The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Distributions and taxes

Shares of the portfolios are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolios to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

Under the Internal Revenue Code of 1986, as amended (Code), a portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.

Each portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. Each portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, each portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, each portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


Disclosure of portfolio holdings

The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Shareholder information


Net asset value

The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

-----------------------
Share price
The net asset value per
share calculated on the
day of a transaction.
-----------------------

The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, the portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values debt securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.


Investments in shares of the portfolios

------------------------
Since you may not
directly purchase shares
of the portfolios, you
should read the
prospectus for your
insurance company's V
ariable Contract to
learn how to purchase a
Variable Contract based
on the portfolios.
------------------------

Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B. 164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.

Selling

Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading

management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     o The sale of shares of a portfolio within a short period of time after the shares were purchased;
     o  Two or more purchases and redemptions within a short period of time; or
     o A series of transactions that is indicative of a timing pattern or strategy.

The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                      Notes

                                      Notes

Pioneer Variable Contracts Trust

Class II Shares

You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

Shareowner reports

Annual and semiannual reports to shareowners provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information

The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.

You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786)







[Logo]
PIONEER
Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109
                                                                   17313-00-0405
                                        (C) 2005 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                 Member SIPC

Pioneer Small Cap Value II VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class I Shares Prospectus
May 1, 2005


Introduction
Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class I shares of Pioneer Small Cap Value II VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio

Strategic focus

Small Cap Value II seeks capital growth by investing in a diversified portfolio of securities, consisting primarily of equity securities of small companies.

Contents


Basic information about the portfolio .........   1
Common portfolio investment policies ..........   7
Management ....................................   8
Distributions and taxes .......................   8
Shareholder information .......................   9


An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Small Cap Value II
VCT Portfolio

Investment objective
Capital growth.

Principal investment strategies

Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small companies. Small companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index as measured at the end of the preceding month. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The size of the companies in the Index changes with market conditions and the composition of the Index. Pioneer monitors the portfolio so that, under normal circumstances, the capitalization range of the portfolio is consistent with the inclusion of the portfolio in the Lipper Small-Cap category. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, interests in real estate investment trusts (REITs) and preferred stocks.


The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets as described above.


The portfolio may invest up to 25% of its total assets in REITs.


Pioneer, the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:

     - Favorable expected returns relative to perceived risk
     - Management with demonstrated ability and commitment to the company
     - Above average potential for earnings and revenue growth
     - Low market valuations relative to earnings forecast, book value, cash flow and sales
     - Turnaround potential for companies that have been through difficult periods
     - Low debt levels relative to equity
     - Issuer's industry has strong fundamentals, such as increasing or sustainable demand and barriers to entry

Principal risks of investing in the portfolio
Even though the portfolio seeks capital growth, you could lose money on your investment or not make as much as if you invested elsewhere if:

     - The stock market goes down (this risk may be greater in the short term)
     - Small company or value stocks fall out of favor with investors
     - The portfolio's assets remain undervalued or do not have the potential value originally expected

The portfolio also has risks associated with investing in small companies. Compared to large companies, small companies, and the market for their equity securities, are likely to:

     - Be more sensitive to changes in the economy, earnings results and investor expectations
     - Have more limited product lines and capital resources
     - Experience sharper swings in market values

     - Be harder to sell at the times and prices Pioneer thinks appropriate
     - Offer greater potential for gain and loss


Risks of REITs
REITs are companies that invest primarily in real estate or real estate related loans. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, the portfolio will in some cases indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

Market segment risks
At times, more than 25% of the portfolio's assets may be invested in the same market segment, such as financials or technology. To the extent the portfolio emphasizes investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.



--------------------------------------------------------------------------------
Market value
A company's market value or capitalization is calculated by multiplying the number of its outstanding shares by the current market price of a share.
--------------------------------------------------------------------------------

The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance varies from year to year.

The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Pursuant to an agreement and plan of reorganization, the portfolio acquired all of the assets and those liabilities reflected in the net asset value of the Safeco RST Small Cap Value Portfolio (the predecessor portfolio) on December 10, 2004. As a result of the reorganization, the portfolio is the accounting successor of the predecessor portfolio, which commenced operations on April 30, 1997. The performance of the Class I shares the portfolio from commencement of operations of the predecessor portfolio includes the performance of the predecessor portfolio's. Since August 2, 2004, Pioneer Investment Management, Inc. has served as the predecessor portfolio's investment adviser. Safeco Asset Management, Inc. previously served as the predecessor portfolio's investment adviser.

Portfolio performance
The chart shows the performance of the portfolio's Class I shares for each full calendar year since the portfolio's inception on April 30, 1997. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

Annual return Class I shares

(Year ended December 31)


'98     -19.95
'99      15.40
'00      -6.02
'01      21.15
'02      -4.56
'03      42.78
'04      22.31

The highest calendar quarterly return was 26.56% (09/30/99 to 12/31/99).

The lowest calendar quarterly return was -33.79% (06/30/98 to 09/30/98).

Comparison with the Russell 2000 Value Index
The table shows the average annual total returns of the portfolio's Class I shares over time and compares these returns to the returns of the Russell 2000 Value Index. This Index is a measure of the performance of the value-oriented stocks in the Russell 2000 Index.

Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:

     - The sale of the shares at the end of the period

     - Reinvestment of all dividends and distributions


Average annual total return (%)

(for periods ended December 31, 2004)



                                                         Since          Inception
                               1 Year      5 Years     Inception           Date
--------------------------------------------------------------------------------
Class I                          22.31       13.67    11.15          04/30/97(1)
--------------------------------------------------------------------------------
Russell 2000 Value Index         22.25       17.23    13.59
--------------------------------------------------------------------------------


(1) The inception date of the portfolio is December 10, 2004 pursuant to the reorganization of the predecessor portfolio. The predecessor portfolio commenced operations on April 30, 1997.

Fees and expenses
These are the fees and expenses, based on the portfolio's latest fiscal year, you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                               Class I
Management Fee                                   0.75%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee             None
--------------------------------------------------------------------------------
Other Expenses                                   0.26%
--------------------------------------------------------------------------------
Total Operating Expenses                         1.01%
--------------------------------------------------------------------------------
Fee Waiver and Expense Limitation(1)            -0.00%
--------------------------------------------------------------------------------
Net Expenses(1)                                  1.01%
--------------------------------------------------------------------------------



(1) The expenses in the table above reflect the contractual expense limitation in effect through December 10, 2006 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class I expenses to 1.01% of the average daily net assets attributable to Class I shares. Any differences in the fee waiver and expense limitation among classes result from rounding in the daily calculation of a class' net assets and expense limit, which may exceed 0.01% annually. There can be no assurance that Pioneer will extend the expense limitation beyond such date. See the statement of additional information for details regarding the expense limitation agreement.


Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the portfolio's gross operating expenses remain the same and e) Pioneer's expense limitation is in effect for two years. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


              Number of years you own your shares
--------------------------------------------------------------------------------
              1         3         5          10
--------------------------------------------------------------------------------
Class I      $103      $322      $558      $1,236
--------------------------------------------------------------------------------


Non-principal investment strategies and related risks
As discussed, the portfolio invests primarily in equity securities of small companies.


This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).


Investments other than U.S. equity securities
The portfolio may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. In addition, the portfolio may invest up to 5% of its total assets in equity and debt securities of other non-U.S. issuers, including securities of emerging market issuers. Investing in Canadian and other non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers.

The portfolio may invest up to 20% of its total assets in debt securities of corporate and government issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities issued by both U.S. and non-U.S. issuers, including below investment grade convertible debt securities. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective by offering the potential for capital growth, to diversify the portfolio or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Management

Portfolio management

Day-to-day management of the portfolio is the responsibility of David M. Adams, portfolio manager, and John McPherson, assistant portfolio manager. The portfolio managers are supported by the small cap team. Members of this team manage other Pioneer funds investing primarily in small cap securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Adams is a vice president of Pioneer. He joined Pioneer in 1994 and has been an investment professional since 1992. Mr. McPherson joined Pioneer in September 2002 as an assistant portfolio manager. Prior to joining Pioneer, he was employed by Middleton & Company as an analyst on the team responsible for managing the equity portion of high net worth client portfolios. From 1997 to 2001 Mr. McPherson was an analyst with Evergreen Investment Management.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.


Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.75% of the portfolio's average daily net assets. The fee is computed daily and paid monthly.

Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions).

The information below has been audited by Ernst & Young LLP the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report of along with the portfolio's financial statements. The annual report is available upon request.



                                                                            For the year ended December 31
-------------------------------------------------------------------------------------------------------------------------
Class I                                                       2004 (a)      2003        2002        2001         2000
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 17.00     $ 12.16     $ 12.81     $ 10.68     $  11.39
                                                              ---------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                        $  0.10     $  0.09     $  0.07     $  0.13     $   0.02
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                  3.68        5.10      ( 0.65)       2.13       ( 0.71)
                                                              ---------------------------------------------------------
  Net increase (decrease) from investment operations          $  3.78     $  5.19     $ (0.58)    $  2.26     $  (0.69)
Distributions to shareowners:
 Net investment income                                              -      ( 0.09)     ( 0.07)     ( 0.13)      ( 0.02)
 Net realized gain                                             ( 0.34)     ( 0.26)          -           -            -
                                                              --------------------------------------------------------
Net increase (decrease) in net asset value                    $  3.44     $  4.84     $ (0.65)    $  2.13     $  (0.71)
                                                              ---------------------------------------------------------
Net asset value, end of period                                $ 20.44     $ 17.00     $ 12.16     $ 12.81     $  10.68
                                                              =========================================================
Total return*                                                   21.33%      42.78%     ( 4.56)%     21.15%+     ( 6.02)%+
Ratio of net expenses to average net assets                      1.01%       1.05%       1.03%       0.96%        0.95%
Ratio of net investment income to average net assets             0.57%       0.71%       0.54%       1.26%        0.22%
Portfolio turnover rate                                            27%         50%         56%         97%         116%
Net assets, end of period (in thousands)                      $57,463     $40,405     $24,663     $21,598     $ 14,199
-------------------------------------------------------------------------------------------------------------------------



(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+ The total return would have been lower had certain expenses not been reduced during the periods shown.

Common portfolio investment policies

Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate, including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.


Cash management and temporary investments
Normally, each portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading
The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

Derivatives

Each portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts (if applicable) and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolios do not use derivatives as a primary investment technique and generally limit their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:


     - As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     - As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative


Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. Each portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective.


Management

Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management were approximately $175 billion worldwide, including over $42 billion in assets under management by Pioneer.


The investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order (Exemptive Order) from the Securities and Exchange Commission (SEC) that permits Pioneer, subject to the approval of the portfolios' Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the SEC adopts a rule that would supersede the Exemptive Order, Pioneer and the portfolios intend to rely on such rule to permit Pioneer, subject to the approval of the portfolios' Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a portfolio without shareholder approval.

Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Distributions and taxes

Shares of the portfolios are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolios to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.


Under the Internal Revenue Code of 1986, as amended (Code), a portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.


Each portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. Each portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, each portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, each portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Shareholder information


Net asset value
The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

----------------------------------------
Share price
The net asset value per share calculated
on the day of a transaction.
-----------------------------------------

The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, the portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values debt securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.


-------------------------------------------
Since you may not directly purchase
shares of the portfolios, you should
read the prospectus for your
insurance company's Variable
Contract to learn how to purchase a
Variable Contract based on the
portfolios.
-------------------------------------------

Investments in shares of the portfolios Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans.

Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.


Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.

Selling
Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading

Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     - The sale of shares of a portfolio within a short period of time after the shares were purchased;
     - Two or more purchases and redemptions within a short period of time; or
     - A series of transactions that is indicative of a timing pattern or strategy.

The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                     Notes

                                     Notes

Pioneer Variable Contracts Trust

Class I Shares

You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

Shareowner reports
Annual and semiannual reports, and quarterly reports filed with the Securities and Exchange Commission, to shareowners provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.


You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786)

[LOGO}
PIONEER
Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109

www.pioneerfunds.com
                                                                   17324-00-0405
                                        (C) 2005 Pioneer Funds Distributor, Inc.
                                                                    Member SIPC

Pioneer Small Company VCT Portfolio
A portfolio of Pioneer Variable Contracts Trust
Class II Shares Prospectus

May 1, 2005


Introduction

Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of Pioneer Small Company VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.


Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio

Strategic focus

Small Company seeks capital growth by investing in a diversified portfolio of securities, consisting primarily of equity securities of small companies.

Contents


Basic information about the portfolio .........   1
Common portfolio investment policies ..........   7
Management ....................................   7
Distributions and taxes .......................   8
Shareholder information .......................   9


An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Small Company
VCT Portfolio

Investment objective

Capital growth by investing in a diversified portfolio of securities consisting primarily of common stocks.


Principal investment strategies
Normally, the portfolio invests at least 80% of its total assets in equity securities of small companies. Small companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index as measured at the end of the preceding month. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The size of the companies in the index changes with market conditions and the composition of the index. Pioneer monitors the portfolio so that, under normal circumstances, the capitalization range of the portfolio is consistent with the inclusion of the portfolio in the Lipper Small-Cap category. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, interests in real estate investment trusts (REITs) and preferred stocks.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets as described above.


The portfolio may invest up to 25% of its total assets in REITs.

The portfolio may invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers.


Pioneer, the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:

     - Favorable expected returns relative to perceived risk
     - Management with demonstrated ability and commitment to the company
     - Estimated private market value in excess of current stock price. Private market value is the price an independent investor would pay to own the entire company
     - Turnaround potential for companies that have been through difficult periods
     - Low market valuations relative to earnings forecast, book value, cash flow and sales

Principal risks of investing in the portfolio
Even though the portfolio seeks capital growth, you could lose money on your investment or not make as much as if

      - The stock market goes down (this risk may be greater in the short term)
      - Small company or value stocks fall out of favor with investors
      - The portfolio's assets remain undervalued or do not have the potential value originally expected
--------------------------------------------------------------------------------
Market value
A company's market value or capitalization is calculated by multiplying the number of its outstanding shares by the current market price of a share.
--------------------------------------------------------------------------------

The portfolio also has risks associated with investing in small companies. Compared to large companies, small companies, and the market for their equity securities, are likely to:

     - Be more sensitive to changes in the economy, earnings results and investor expectations
     - Have more limited product lines and capital resources
     - Experience sharper swings in market values
     - Be harder to sell at the times and prices Pioneer thinks appropriate
     - Offer greater potential for gain and loss


Risks of REITs
Real estate investment trusts are companies that invest primarily in real estate or real estate related loans. Investing in real estate investment trusts involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, the fund will in some cases indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

Investments other than U.S. equity securities
Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Some of these risks do not apply to the larger more developed non-U.S. markets. These risks may include:

     - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
     - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
     - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
     - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     - Economic, political and social developments may adversely affect the securities markets
     - Withholding and other non-U.S. taxes may decrease the portfolio's return

Market segment risks
At times, more than 25% of the portfolio's assets may be invested in the same market segment, such as financials or technology. To the extent the portfolio emphasizes investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.


The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance varies from year to year.

The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Portfolio performance
The chart shows the performance of the portfolio's Class II shares for each full calendar year since the inception of Class I on January 19, 2001. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on July 31, 2001 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. For the period after July 31, 2001, the actual performance of Class II shares is reflected, which performance may be influenced by the smaller asset size of Class II shares compared to Class I shares.

The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

Annual return Class II shares

(Year ended December 31)


   [THE FOLLOWING WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'02            -17.14
'03             25.14
'04             13.22


The highest calendar quarterly return was 18.91% (3/31/01 to 6/30/01).


The lowest calendar quarterly return was -20.07% (6/30/02 to 9/30/02).

Comparison with the Russell 2000 Index
The table shows the average annual total returns of the portfolio's Class II shares over time and compares these returns to the returns of the Russell 2000 Index. This index is a widely recognized measure of the performance of 2000 issuers with small to moderate market capitalizations. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on July 31, 2001 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:

     - The sale of the shares at the end of the period
     - Reinvestment of all dividends and distributions


Average annual total return (%)

(for periods ended December 31, 2004)



                                                        Since    Inception Date
                                          1 Year    Inception         (Class I)
--------------------------------------------------------------------------------
Class II                                  13.22        5.49         1/19/01
--------------------------------------------------------------------------------
Russell 2000 Index                        18.33        7.96               -
--------------------------------------------------------------------------------

Fees and expenses
These are the fees and expenses, based on the portfolio's latest fiscal year, you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                                                       Class II
--------------------------------------------------------------------------------
Management Fee                                                           0.75%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                     0.25%
--------------------------------------------------------------------------------
Other Expenses                                                           0.76%
--------------------------------------------------------------------------------
Total Operating Expenses                                                 1.76%
--------------------------------------------------------------------------------
Fee Waiver and Expense Limitation(1)                                    -0.28%
--------------------------------------------------------------------------------
Net Expenses(1)                                                          1.48%
--------------------------------------------------------------------------------



(1) The expenses in the table above reflect the contractual expense limitation in effect through May 1, 2006 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class I expenses to 1.25% of the average daily net assets attributable to Class I shares; the portion of portfolio expenses attributable to Class II shares will be reduced only to the extent such expenses are reduced for Class I shares. Any differences in the fee waiver and expense limitation among classes result from rounding in the daily calculation of a class' net assets and expense limit, which may exceed 0.01% annually. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2006. See the statement of additional information for details regarding the expense limitation agreement.


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the portfolio's gross operating expenses remain the same and e) Pioneer's expense limitation is in effect for year one. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                            Number of years you own your shares
                                          -------------------------------------
                                             1         3         5          10
--------------------------------------------------------------------------------
Class II                                   $151      $527      $928      $2,050
--------------------------------------------------------------------------------

Non-principal investment strategies and related risks

As discussed, the portfolio invests primarily in equity securities of small companies.


This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

Debt securities

The portfolio may invest up to 20% of its total assets in debt securities of corporate and government issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade convertible debt securities issued by both U.S. and non-U.S. issuers. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective, by offering the potential for capital growth to diversify the portfolio or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Management

Portfolio management

Day-to-day management of the portfolio is the responsibility of co-managers Diego Franzin and Michael Rega. Mr. Franzin and Mr. Rega also may draw upon the research and investment management expertise of the global research team, which provides fundamental and quantitative research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Franzin, vice president and head of U.S. Quantitative Research & Management and leader of Global Active Quantitative Equity Research, joined Pioneer in 1998 as an active quantitative equity research analyst. Mr. Rega, vice president and senior portfolio manager, joined Pioneer in 2004. Prior to joining Pioneer, Mr. Rega was a vice president and portfolio manager at Liberty Financial (formerly Colonial Management Associates) from 1993 to 2000 and at 646 Advisors from 2000 to 2004.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.


Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.75% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.

Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended December 31, 2002 through 2004 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the period ended December 31, 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operations in 2002.
The annual report is available upon request.


Pioneer Small Company VCT Portfolio
Class II shares(a)


                                                    Year Ended   Year Ended   Year Ended     8/1/01 to
Class II (a)                                         12/31/04     12/31/03     12/31/02      12/31/01
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $ 11.35      $  9.07      $  10.95     $  11.18
Increase (decrease) from investment operations:     --------------------------------------------------
 Net investment income                               $ (0.05)     $ (0.01)     $  (0.01)    $      -
 Net realized and unrealized gain (loss) on
   investments and foreign currency transactions        1.55         2.29        ( 1.87)      ( 0.23)
                                                    ---------------------------------------------------
   Net increase (decrease) from investment
    operations                                       $  1.50      $  2.28      $  (1.88)    $  (0.23)
Distributions to shareowners:
 Net investment income                                     -            -             -            -
 Net realized gain                                         -            -             -            -
                                                    ---------------------------------------------------
 Net increase (decrease) in net asset value          $  1.50      $  2.28      $  (1.88)    $  (0.23)
                                                    ---------------------------------------------------
 Net asset value, end of period                      $ 12.85      $ 11.35      $   9.07     $  10.95
                                                    ===================================================
Total return*                                          13.22%       25.14%       (17.14)%     ( 2.06)%
Ratio of net expenses to average net assets+            1.48%        1.52%         1.58%        1.68%**
Ratio of net investment income (loss) to average
 net assets+                                           (0.44)%     ( 0.23)%      ( 0.18)%       0.01%**
Portfolio turnover rate                                  114%          38%           53%          72%
Net assets, end of period (in thousands)             $10,086      $ 7,095      $  3,419     $    938
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction
 for fees paid indirectly:
 Net expenses                                           1.76%        2.67%         2.98%        6.71%**
 Net investment income (loss)                          (0.72)%     ( 1.38)%      ( 1.58)%       5.02%**
-------------------------------------------------------------------------------------------------------


(a) Class 2 shares were first publicly offered on August 1, 2001.

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.)

**  Annualized.

 +  Ratios with no reduction for fees paid indirectly.

Common portfolio investment policies

Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate, including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.


Cash management and temporary investments
Normally, each portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading
The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

Derivatives

Each portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts (if applicable) and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolios do not use derivatives as a primary investment technique and generally limit their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:


     - As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     - As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative


Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective.


Management
Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management were approximately $175 billion worldwide, including over $42 billion in assets under management by Pioneer.


The investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order (Exemptive Order) from the Securities and Exchange Commission (SEC) that permits Pioneer, subject to the approval of the portfolios' Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the SEC adopts a rule that would supersede the Exemptive Order, Pioneer and the portfolios intend to rely on such rule to permit Pioneer, subject to the approval of the portfolios' Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a portfolio without shareholder approval.

Distribution plan
The portfolios have adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, each portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Distributions and taxes
Shares of the portfolios are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolios to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.


Under the Internal Revenue Code of 1986, as amended (Code), a portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.


Each portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. Each portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, each portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, each portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Shareholder information


Net asset value

The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

--------------------------------------------------------------------------------
Share price

The net asset value per share calculated on the day of a transaction.
--------------------------------------------------------------------------------

The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, the portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values debt securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.


Investments in shares of the portfolios

Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolios, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolios.
--------------------------------------------------------------------------------

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.

Selling
Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading

Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     - The sale of shares of a portfolio within a short period of time after the shares were purchased;
     - Two or more purchases and redemptions within a short period of time; or
     - A series of transactions that is indicative of a timing pattern or strategy.

The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                     Notes

                                     Notes

Pioneer Variable Contracts Trust

Class II Shares

You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

Shareowner reports
Annual and semiannual reports to shareowners provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.

You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786)

[LOGO] PIONEER
       Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109

                                                                   17314-00-0405
www.pioneerfunds.com                    (C) 2005 Pioneer Funds Distributor, Inc.
                                                                    Member SIPC

Pioneer Strategic Income VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class II Shares Prospectus
May 1, 2005


Introduction
Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of Pioneer Strategic Income VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio

Strategic focus

Strategic Income invests in debt securities for a high level of current income.


Contents

Basic information about the portfolio .........    1
Common portfolio investment policies ..........    9
Management ....................................    9
Distributions and taxes .......................   10
Shareholder information .......................   11


An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Strategic Income
VCT Portfolio

Investment objective
A high level of current income.

Principal investment strategies

Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities. The portfolio has the flexibility to invest in a broad range of issuers and segments of the debt securities market. Pioneer, the portfolio's investment adviser, allocates the portfolio's investments among the following three segments of the debt markets:


     o Below investment grade (high yield) securities of U.S. and non-U.S.
       issuers
     o Investment grade securities of U.S. issuers
     o Investment grade securities of non-U.S. issuers

Pioneer's allocations among these segments of the debt markets depend upon its outlook for economic, interest rate and political trends.

The portfolio invests primarily in:

     o Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities
     o Debt securities of U.S. and non-U.S. corporate issuers
     o Mortgage-backed and asset-backed securities

The portfolio's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The portfolio invests in securities with a broad range of maturities.

Depending upon Pioneer's allocation among market segments, up to 70% of the portfolio's total assets may be in debt securities rated below investment grade at the time of purchase or determined to be of equivalent quality by Pioneer. Up to 20% of the portfolio's total assets may be invested in debt securities rated below CCC by Standard & Poor's Ratings Group or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

As with all fixed income securities, the market values of convertible debt securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock.

Depending upon Pioneer's allocation among market segments, up to 85% of the portfolio's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets. Non-U.S. investments include securities issued by non-U.S. governments, banks or corporations and certain supranational organizations, such as the World Bank and the European Union.

Pioneer considers both broad economic factors and issuer specific factors in selecting a portfolio designed to achieve the portfolio's investment objective. In assessing the appropriate maturity, rating, sector and country weightings of the portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Pioneer determines the preferable portfolio characteristics, Pioneer selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. Pioneer also employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research.


--------------------------------------------------------------------------------
 Below investment grade debt securities
 A debt security is below investment grade if it is rated BB or lower by Standard & Poor's Ratings Group or the equivalent rating by a nationally recognized securities rating organization or determined to be of equivalent credit quality by Pioneer.
--------------------------------------------------------------------------------


Principal risks of investing in the portfolio
Even though the portfolio seeks a high level of current income, you could lose money on your investment, or the portfolio could fail to generate current income, if:


     o Interest rates go up, causing the value of the portfolio's investments to decline

     o The issuer of a security owned by the portfolio defaults on its obligation to pay principal and/or interest or has its credit rating downgraded
     o During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This is known as call or prepayment risk
     o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk
     o Pioneer's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

To the extent the portfolio invests significantly in asset-backed and mortgage-related securities, its exposure to prepayment and extension risks may be greater than if it invested in other fixed income securities.

Government sponsored entities such as the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgaged-backed securities issued by them are neither guaranteed nor issued by the U.S. government.

Investment in high yield securities involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the portfolio is subject to the following specific risks:

     o Increased price sensitivity to changing interest rates and deteriorating economic environment
     o Greater risk of loss due to default or declining credit quality
     o Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments

     o A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time

Risks of non-U.S. investments

Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Some of these risks do not apply to larger, more developed markets. These risks are more pronounced to the extent the portfolio invests in issuers in countries with emerging markets or if the portfolio invests significantly in one country. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio's investments at times, in amounts and at prices it considers reasonable
     o Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     o Economic, political and social developments may adversely affect the securities markets
     o Withholding and other non-U.S. taxes may decrease the portfolio's return
     o Non-U.S. governmental obligations involve the risk of debt moratorium, repudiation or renegotiation and the portfolio may be unable to enforce its rights against the issuers


Market segment risks
At times, more than 25% of the portfolio's assets may be invested in the same market segment, such as financials or technology. To the extent the portfolio emphasizes investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.


The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance varies from year to year.

The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Portfolio performance
The chart shows the performance of the portfolio's Class II shares for each full calendar year since the inception of Class I on July 29, 1999. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2003 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. For the period after May 1, 2003, the actual performance of Class II shares is reflected, which performance may be influenced by the smaller asset size of Class II shares compared to Class I shares. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

Annual return Class II shares

(Year ended December 31)



'00                     4.25
'01                     6.63
'02                    10.45
'03                    22.03
'04                     9.95


The highest calendar quarterly return was 8.92% (3/31/03 to 6/30/03)

The lowest calendar quarterly return was -2.16% (03/31/04 to 6/30/04)


Comparison with the Lehman Brothers U.S. Universal Index
The table shows the average annual total returns of the portfolio's Class I shares over time and compares these returns to the returns of the Lehman Brothers U.S. Universal Index. This index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2003 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:

     o The sale of the shares at the end of the period
     o Reinvestment of all dividends and distributions

Average annual total return (%)
(for periods ended December 31, 2004)



                                                                               Inception
                                                                   Since         Date
                                          1 Year     5 Years     Inception     (Class I)
                                         --------   ---------   -----------   ----------
Class II                                    9.95       10.50        9.75        7/29/99
----------------------------------------------------------------------------------------
Lehman Brothers U.S. Universal Index        4.97        7.89        7.53                  -
----------------------------------------------------------------------------------------


Fees and expenses
These are the fees and expenses, based on the portfolio's latest fiscal year, you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                          Class II
Management Fee                              0.65%
--------------------------------------------------
Distribution and Service (12b-1) Fee        0.25%
--------------------------------------------------
Other Expenses                              0.39%
--------------------------------------------------
Total Operating Expenses                    1.29%
--------------------------------------------------
Fee Waiver and Expense Limitation(1)        0.00%
--------------------------------------------------
Net Expenses(1)                             1.29%
--------------------------------------------------



(1) The expenses in the table above reflect the contractual expense limitation in effect through May 1, 2006 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class I expenses to 1.25% of the average daily net assets attributable to Class I shares; the portion of portfolio expenses attributable to Class II shares will be reduced only to the extent such expenses are reduced for Class I shares. Any differences in the fee waiver and expense limitation among classes result from rounding in the daily calculation of a class' net assets and expense limit, which may exceed 0.01% annually. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2006. See the statement of additional information for details regarding the expense limitation agreement.


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the portfolio's gross operating expenses remain the same and e) Pioneer's expense limitation is in effect for year one. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


               Number of years you own your shares
             ---------------------------------------
                1         3         5          10
             ---------------------------------------
Class II      $131      $409      $708      $1,556
----------------------------------------------------

Non-principal investment strategies and related risks
As discussed, the portfolio invests primarily in a broad range of debt securities to achieve a high level of current income.

This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

Investments other than debt securities
The portfolio may invest up to 20% of its total assets in equity securities, including common stocks, preferred stocks, rights, warrants and depositary receipts. Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of loss than debt securities. Although equity securities may not pay dividends or contribute to achieving the portfolio's investment objective of a high level of current income, the portfolio invests in equity securities when Pioneer believes they offer the potential for capital gains or to diversify the portfolio.

The portfolio may enter into mortgage dollar roll transactions to earn additional income. In these transactions, the portfolio sells a U.S. agency mortgage-backed security and simultaneously agrees to repurchase at a future date another U.S. agency mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The portfolio loses the right to receive interest and principal payments on the security it sold. However, the portfolio benefits from the interest earned on investing the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon Pioneer's ability to forecast mortgage prepayment patterns on different mortgage pools. The portfolio may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value due to market conditions or prepayments on the underlying mortgages.


Additional information about debt securities


The portfolio's investments in U.S. government securities may include U.S. Treasury bills, notes and bonds as well as obligations of U.S. agencies, instrumentalities and sponsored entities. Obligations of these entities may be supported by the full faith and credit of the U.S., such as the Government National Mortgage Association, by the right of the issuer to borrow from the U.S. Treasury, such as the Federal Home Loan Banks, by the discretionary authority of the U.S. to purchase the issuer's securities, like the Federal National Mortgage Association, or only by the credit of the issuer, such as the Tennessee Valley Authority.

The portfolio may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private issuers or by agencies of the U.S. government and represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying mortgages are prepaid.

The portfolio may invest in mortgage derivatives and structured securities. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.


For purposes of the portfolio's credit quality policies, if a security receives different ratings from nationally recognized sstatistical rating organizations, the portfolio will use the rating chosen by the portfolio manager as most representative of the security's credit quality. If a rating organization changes the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider if any action is appropriate in light of the portfolio's investment objective and policies.

Management

Portfolio management

Day-to-day management of the portfolio is the responsibility of co-managers Andrew Feltus and Richard Schlanger. Mr. Feltus and Mr. Schlanger are supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Feltus, a vice president, joined Pioneer in 1994 and has been an investment professional for more than 10 years. Mr. Schlanger joined Pioneer as a portfolio manager in 1988 after spending 12 years with Irving Trust Company in New York, where he had overall responsibility for managing nearly $1.5 billion in fixed income assets.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.


Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.

Distributions
The portfolio declares a dividend daily. The dividend consists of substantially all of the portfolio's net income. Investors begin to earn dividends on the first business day following receipt of payment for shares and continue to earn dividends up to and including the date of sale. Dividends are normally paid on the last business day of each month. The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio may pay additional distributions and dividends at other times if necessary for the portfolio to avoid a federal tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.


Pioneer Strategic Income VCT Portfolio
Class II shares(a)


                                                                                         For the
                                                                                       year ended      May 1, 2003
                                                                                      December 31,   to December 31,
Class II (a)                                                                              2004            2003
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                  $  11.01         $   10.41
                                                                                        --------       --------
Increase from investment operations:
 Net investment income                                                                $   0.55          $   0.41
 Net realized and unrealized gain on investments and foreign currency transactions        0.49              0.62
                                                                                        --------       --------
  Net increase from investment operations                                             $   1.04         $    1.03
Distributions to shareowners:
 Net investment income                                                                   (0.63)            (0.43)
 Tax return of capital                                                                   (0.16)                -
                                                                                        --------       ---------
 Net increase in net asset value                                                      $   0.25         $    0.60
                                                                                        --------       ---------
 Net asset value, end of period                                                       $  11.26         $   11.01
                                                                                        ========       =========
Total return*                                                                             9.95%            10.90%
Ratio of net expenses to average net assets+                                              1.29%             1.49%**
Ratio of net investment income to average net assets+                                     5.49%             5.08%**
Portfolio turnover rate                                                                     53%               68%
Net assets, end of period (in thousands)                                              $ 25,027         $   3,663
Ratios with no waiver of management fees and assumption of expenses by
 PIM and no reduction for fees paid indirectly:
  Net expenses                                                                            1.29%             1.49%**
  Net investment income                                                                   5.49%             5.08%**
--------------------------------------------------------------------------------------------------------------------


(a)  Class 2 shares were first publicly offered on May 1, 2003.

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

 **  Annualized.

  +  Ratios with no reduction for fees paid indirectly.

Common portfolio investment policies

Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate, including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.


Cash management and temporary investments
Normally, each portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading
The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

Derivatives

Each portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts (if applicable) and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolios do not use derivatives as a primary investment technique and generally limit their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:


     o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     o    As a substitute for purchasing or selling securities
     o To increase the portfolio's return as a non-hedging strategy that may be considered speculative


Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective.


Management
Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management were approximately $175 billion worldwide, including over $42 billion in assets under management by Pioneer.


The investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Distribution plan
The portfolios have adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, each portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Distributions and taxes

Shares of the portfolios are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolios to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.


Under the Internal Revenue Code of 1986, as amended (Code), a portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.


Each portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. Each portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, each portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, each portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Shareholder information


Net asset value

The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

---------------------------
Share price
The net asset value per
share calculated on the day
of a transaction.
---------------------------

The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, the portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values debt securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.


Investments in shares of the portfolios
Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

---------------------------
Since you may not
directly purchase shares
of the portfolios, you
should read the
prospectus for your
insurance company's
Variable Contract to
learn how to purchase a
Variable Contract based
on the portfolios.
---------------------------

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.

Selling
Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading

Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     o The sale of shares of a portfolio within a short period of time after the shares were purchased;
     o    Two or more purchases and redemptions within a short period of time;
          or
     o A series of transactions that is indicative of a timing pattern or strategy.

The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

Pioneer Variable Contracts Trust

Class II Shares

You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

Shareowner reports
Annual and semiannual reports to shareowners provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.

You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-08786)





[Logo]
PIONEER
Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                   17315-00-0405
                                        (C) 2005 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                 Member SIPC

Pioneer Value VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class II Shares Prospectus
May 1, 2005


Introduction

Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of Pioneer Value VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.


Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio

Strategic focus

Value invests primarily in equity securities of U.S. issuers for reasonable income and capital growth.

Contents


Basic information about the portfolio .........   1
Common portfolio investment policies ..........   6
Management ....................................   6
Distributions and taxes .......................   7
Shareholder information .......................   8



An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Value VCT Portfolio


Investment objective

Reasonable income and capital growth.

Principal investment strategies

The portfolio seeks to invest in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The portfolio invests the major portion of its assets in equity securities, primarily of U.S. issuers. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, and preferred stocks.

Pioneer, the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at reasonable prices or at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings and revenue growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. Pioneer also considers a security's potential to provide a reasonable amount of income. Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:


     o    Above average potential for earnings and revenue growth
     o    Favorable expected returns relative to perceived risks
     o    Management with demonstrated ability and commitment to the company
     o Low market valuations relative to earnings forecast, book value, cash flow and sales
     o Turnaround potential for companies that have been through difficult periods
     o    Good prospects for dividend growth


The portfolio primarily invests in securities of U.S. issuers. The portfolio may invest up to 25% of its total assets in securities of non-U.S. issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers.


Principal risks of investing in the portfolio
Even though the portfolio seeks reasonable income and capital growth, you could lose money on your investment or not make as much as if you invested elsewhere if:

     o The stock market goes down (this risk may be greater in the short term)
     o    Value stocks fall out of favor with investors
     o The portfolio's assets remain undervalued or do not have the potential value originally expected
     o Stocks selected for income do not achieve the same return as securities selected for capital appreciation


Risks of non-U.S. investments
Investing in non-U.S. issuers may involve unique risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to the larger more developed non-U.S. markets. However, these risks are more pronounced to the extent the portfolio invests in emerging markets. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
     o Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

     o Economic, political and social developments may adversely affect the securities markets
     o Withholding and other non-U.S. taxes may decrease the portfolio's return

Market segment risks
At times, more than 25% of the portfolio's assets may be invested in the same market segment, such as financials or technology. To the extent the portfolio emphasizes investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance varies from year to year.

The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Portfolio performance
The chart shows the performance of the portfolio's Class II shares for each full calendar year since the inception of Class II on May 1, 2003. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

Annual return Class II shares
(Year ended December 31)


'04                     12.90


The highest calendar quarterly return was 12.31% (9/30/03 to 12/31/03).

The lowest calendar quarterly return was -0.32% (06/30/04 to 9/30/04).

Comparison with the Russell 1000 Value Index

The table shows the average annual total returns for each class of the portfolio over time and compares these returns to the returns of the Russell 1000 Value Index. This index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth ratios. Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:

     o    The sale of the shares at the end of the period
     o    Reinvestment of all dividends and distributions

Average annual total return (%)
(for periods ended December 31, 2004)



                                                Since    Inception
                                 1 Year     Inception         Date
                             -------------------------------------
Class II                         11.40        19.22       5/01/03
------------------------------------------------------------------
Russell 1000 Value Index         16.49        25.67             -
------------------------------------------------------------------


Fees and expenses
These are the fees and expenses, based on estimated expenses for the portfolio's latest fiscal year, you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                          Class II
Management Fee                              0.75%
-------------------------------------------------
Distribution and Service (12b-1) Fee        0.25%
-------------------------------------------------
Other Expenses                              2.61%
-------------------------------------------------
Total Operating Expenses                    3.61%
-------------------------------------------------
Fee Waiver and Expense Limitation(1)       -2.11%
-------------------------------------------------
Net Expenses(1)                             1.50%
-------------------------------------------------




(1) The expenses in the table above reflect the contractual expense limitation in effect through May 1, 2006 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses to 1.50% of the average daily net assets attributable to Class II shares. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2006. See the statement of additional information for details regarding the expense limitation agreement.


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the portfolio's gross operating expenses remain the same and e) Pioneer's expense limitation is in effect for year one. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                Number of years you own your shares
             -----------------------------------------
                1         3          5           10
             -----------------------------------------
Class II      $153      $910      $1,689      $3,733
------------------------------------------------------

Non-principal investment strategies and related risks
As discussed, the portfolio invests primarily in equity securities of U.S. issuers to seek reasonable income and capital growth.


This section describes additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

Debt securities

The portfolio may invest the balance of its assets in debt securities of corporate and government issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities issued by both U.S. and non-U.S. corporate and government issuers, including below investment grade convertible debt securities. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective by offering the potential for reasonable income and capital growth, to diversify the portfolio or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or is determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Management

Portfolio manager

Day-to-day management of the portfolio is the responsibility of J. Rodman Wright, lead portfolio manager. Mr. Wright is supported by Aaron C. Clark, portfolio manager, and the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Wright is a senior vice president of Pioneer and strategy director of the value team. He joined Pioneer in 1994 as an analyst and has been an investment professional since 1988. Mr. Clark is a vice president and joined Pioneer in 2004 as a portfolio manager. Prior to joining Pioneer, Mr. Clark was employed as a portfolio manager at Morgan Stanley Investment Management from 1997 to 2004 and has been an investment professional since 1992.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.


Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.75% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.

Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income semiannually in June and December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.

Pioneer Value VCT Portfolio(a)
Class II shares(a)




                                                                                           For the             May 1, 2003
                                                                                          Year Ended               to
                                                                                      December 31, 2004   December 31, 2003 (a)
-------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                                                       $ 12.04              $10.00
Increase from investment operations:                                                 ------------------------------------------
 Net investment income                                                                     $  0.02             $  0.01
 Net realized and unrealized gain on investments and foreign currency transactions            1.36                2.03
                                                                                     ------------------------------------------
  Net increase from investment operations                                                  $  1.38             $  2.04
Distributions to shareowners:
 Net income                                                                                $ (0.01)            $     -
 Net realized gain                                                                           (0.01)                  -
                                                                                     ------------------------------------------
 Net increase in net asset value                                                           $  1.36             $  2.04
                                                                                           -------             --------
 Net asset value, end of period                                                            $ 13.40             $ 12.04
                                                                                     ------------------------------------------
Total return*                                                                                11.40%              20.40%
Ratio of net expenses to average net assets+                                                  1.50%               1.50%**
Ratio of net investment income to average net assets+                                         0.27%               0.27%**
Portfolio turnover rate                                                                         52%                 24%
Net assets, end of period (in thousands)                                                   $10,879             $ 1,695
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                                 3.61%              10.93%**
 Net investment loss                                                                         (1.85)%             (9.16)%**
Ratios with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                                 1.50%               1.50%**
 Net investment income                                                                        0.27%               0.27%**
-------------------------------------------------------------------------------------------------------------------------------


(a)  Class II shares were first publicly offered on May 1, 2003.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

Common portfolio investment policies
Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate, including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.


Cash management and temporary investments
Normally, each portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading
The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

Derivatives

Each portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts (if applicable) and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolios do not use derivatives as a primary investment technique and generally limit their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:


     o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     o    As a substitute for purchasing or selling securities
     o To increase the portfolio's return as a non-hedging strategy that may be considered speculative


Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective.


Management
Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management were approximately $175 billion worldwide, including over $42 billion in assets under management by Pioneer.


The investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order (Exemptive Order) from the Securities and Exchange Commission (SEC) that permits Pioneer, subject to the approval of the portfolios' Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the SEC adopts a rule that would supersede the Exemptive Order, Pioneer and the portfolios intend to rely on such rule to permit Pioneer, subject to the approval of the portfolios' Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a portfolio without shareholder approval.

Distribution plan
The portfolios have adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, each portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

Additional dealer compensation

The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.


Distributions and taxes
Shares of the portfolios are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolios to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.


Under the Internal Revenue Code of 1986, as amended (Code), a portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.

Each portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. Each portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, each portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.


In addition to the above, each portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Shareholder information


Net asset value

The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time). The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

------------------------
Share price
The net asset value per
share calculated on the
day of a transaction.
------------------------

The portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, the portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values debt securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.


Investments in shares of the portfolios Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

-------------------------
Since you may not
directly purchase shares
of the portfolios, you
should read the
prospectus for your
insurance company's
 Variable Contract to
learn how to purchase a
Variable Contract based
on the portfolios.
-------------------------

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.


Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.

Selling
Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading

Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     o The sale of shares of a portfolio within a short period of time after the shares were purchased;
     o    Two or more purchases and redemptions within a short period of time;
          or
     o A series of transactions that is indicative of a timing pattern or strategy.

The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                     Notes

                                     Notes

                                     Notes

Pioneer Variable Contracts Trust

Class II Shares

You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

Shareowner reports
Annual and semiannual reports to shareowners provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.


You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786)





[Logo]
PIONEER
Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                   17316-00-0405
                                        (C) 2005 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                 Member SIPC

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2005


                        PIONEER VARIABLE CONTRACTS TRUST
                                 60 State Street
                           Boston, Massachusetts 02109



------------------------------------------------------------ ---------------------------------------------------------
Pioneer America Income VCT Portfolio                         Pioneer International Value VCT Portfolio
------------------------------------------------------------ ---------------------------------------------------------
Pioneer AmPac Growth VCT Portfolio                           Pioneer Mid Cap Value VCT Portfolio
------------------------------------------------------------ ---------------------------------------------------------
Pioneer Balanced VCT Portfolio                               Pioneer Money Market VCT Portfolio (Class I only)
------------------------------------------------------------ ---------------------------------------------------------
Pioneer Bond VCT Portfolio                                   Pioneer Oak Ridge Large Cap Growth VCT Portfolio
------------------------------------------------------------ ---------------------------------------------------------
Pioneer Emerging Markets VCT Portfolio                       Pioneer Real Estate Shares VCT Portfolio
------------------------------------------------------------ ---------------------------------------------------------
Pioneer Equity Income VCT Portfolio                          Pioneer Small and Mid Cap Growth VCT Portfolio
------------------------------------------------------------ ---------------------------------------------------------
Pioneer Europe VCT Portfolio                                 Pioneer Small Cap Value VCT Portfolio
------------------------------------------------------------ ---------------------------------------------------------
Pioneer Fund VCT Portfolio                                   Pioneer Small Cap Value II VCT Portfolio
------------------------------------------------------------ ---------------------------------------------------------
Pioneer Growth Opportunities VCT Portfolio                   Pioneer Small Company VCT Portfolio
------------------------------------------------------------ ---------------------------------------------------------
Pioneer Growth Shares VCT Portfolio                          Pioneer Strategic Income VCT Portfolio
------------------------------------------------------------ ---------------------------------------------------------
Pioneer High Yield VCT Portfolio                             Pioneer Value VCT Portfolio
------------------------------------------------------------ ---------------------------------------------------------

This statement of additional information is not a prospectus. It should be read in conjunction with the fund's Class I or Class II prospectuses, dated May 1, 2005, as supplemented or revised from time to time. A copy of a prospectus can be obtained free of charge from your insurance company. The fund's financial statements for the fiscal year ended December 31, 2004 are incorporated into this statement of additional information by reference. The most recent annual and semiannual reports to shareholders are attached to this statement of additional information.


                                TABLE OF CONTENTS

1.  Fund History ..............................................................................   2
2.  Investment Policies, Risks and Restrictions ...............................................   2
3.  Trustees and Officers .....................................................................  40
4.  Investment Adviser ........................................................................  48
5.  Principal Underwriter .....................................................................  54
6.  Custodian .................................................................................  55
7.  Independent Registered Public Accounting Firm .............................................  55
8.  Portfolio Management ......................................................................  55
9.  Portfolio Transactions ....................................................................  55
10. Description of Shares .....................................................................  57
11. Pricing of Shares .........................................................................  59
12. Tax Status ................................................................................  61
13. Investment Results ........................................................................  64
14. Financial Statements ......................................................................  64
15. Annual Fee, Expense and Other Information .................................................  66
16. Appendix A - Description of Short-Term Debt, Corporate Bond
      and Preferred Stock Ratings .............................................................  77
17. Appendix B - Proxy Voting Policies and Procedures of Pioneer Investment
      Management, Inc. ........................................................................  82
18. Appendix C - Portfolio Management - Additional Information About
      the Portfolio Managers .................................................................. 119

1.   FUND HISTORY

Pioneer Variable Contracts Trust (the "fund") is an open-end management investment company. The fund was formed as a Delaware statutory trust on September 16, 1994.

2.   INVESTMENT POLICIES, RISKS AND RESTRICTIONS


The fund consists of separate portfolios, each of which is an investment vehicle for variable annuity and variable life insurance contracts (the "Variable Contracts") offered by the separate accounts (the "Accounts") of various insurance companies ("Participating Insurance Companies"). The portfolios also may be offered to certain qualified pension and retirement plans (the "Qualified Plans"). The fund currently consists of the following 28 distinct investment portfolios: Pioneer America Income, Pioneer AmPac Growth, Pioneer Balanced, Pioneer Bond, Pioneer Emerging Markets, Pioneer Equity Income, Pioneer Europe, Pioneer Fund, Pioneer Growth Opportunities, Pioneer Growth Shares, Pioneer High Yield, Pioneer International Value, Pioneer Mid Cap Value, Pioneer Money Market, Pioneer Oak Ridge Large Cap Growth, Pioneer Real Estate Shares, Pioneer Small and Mid Cap Growth ,Pioneer Small Cap Value, Pioneer Small Cap Value II, Pioneer Small Company, Pioneer Strategic Income, Pioneer Value, Pioneer Cullen Value, Pioneer Equity Opportunity, Pioneer Global High Yield, Pioneer Ibbotson Moderate Allocation, Pioneer Ibbotson Growth Allocation, and Pioneer Ibbotson Aggressive Allocation. Your Variable Contract or Qualified Plan may not offer all portfolios of the fund. The terms and conditions of the Variable Contracts and any limitations upon the portfolios in which the Accounts may be invested are set forth in a separate prospectus and statement of additional information relating to the Variable Contracts. The terms and conditions of a Qualified Plan and any limitations upon the portfolios in which such Plan may be invested are set forth in such Plan's governing documents. The fund reserves the right to limit the types of Accounts and the types of Qualified Plans that may invest in any portfolio.


Qualified Plans and Participating Insurance Companies are the record holders and beneficial owners of shares of beneficial interest in each portfolio of the fund. In accordance with the limitations set forth in their Variable Contracts, contract holders may direct through their Participating Insurance Companies the allocation of amounts available for investment among the fund's portfolios. Similarly, in accordance with any limitations set forth in their Qualified Plans, Qualified Plan participants may direct through their Qualified Plan administrators the allocation of amounts available for investment among the fund's portfolios. Instructions for any such allocation, or for the purchase or redemption of shares of a portfolio, must be made by the investor's Participating Insurance Company or Qualified Plan administrator, as the case may be, as the record holder of the portfolio's shares. The rights of Participating Insurance Companies and Qualified Plans as record holders of shares of a portfolio are different from the rights of contract holders and Qualified Plan participants. The term "shareholder" in this statement of additional information refers only to the Participating Insurance Company or Qualified Plan, as the case may be, and not to contract holders or Qualified Plan participants.


The fund's prospectuses identify the investment objective(s) and the principal investment policies of each portfolio and the risk factors associated with the portfolio's investments. Whenever an investment policy or restriction states a maximum percentage of a portfolio's assets may be invested in any security or presents a policy regarding quality standards, this standard or other restriction shall be determined immediately after and as a result of the portfolio's investment (other than the limitations on borrowing and illiquid securities and except with respect to the 300% asset coverage required with respect to borrowings). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the portfolio's investment objectives and policies. Other investment policies of the portfolios and associated risk factors are set forth below. Capitalized terms not otherwise defined herein have the meaning given to them in the prospectus. This statement of additional information should be read in conjunction with the prospectus.

Investment Objectives and Certain Policies of the Portfolios

Pioneer America Income VCT Portfolio seeks as high a level of current income as is consistent with the preservation of capital. Normally, the portfolio invests exclusively in U.S. government securities and in repurchase agreements and "when-issued" commitments with respect to such securities. The portfolio may invest in U.S. government securities of any maturity, although the average dollar weighted maturity of the portfolio's assets may vary significantly, it generally will not exceed 20 years.


Pioneer AmPac Growth VCT Portfolio invests primarily in equity securities of issuers that have substantial sales to, and significant income from, countries within the Pacific Rim. Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of issuers that have substantial sales to, or receive significant income from, countries within the Pacific Rim. These issuers meet one of the following criteria:

50% or more of the issuer's earnings or sales are attributed to, or assets are situated in, Pacific Rim countries (including the U.S. and other countries bordering the Pacific Ocean, such as China and Indonesia)

50% or more of the issuer's earnings or sales are attributed to, or assets are situated in, Pacific Rim countries other than the U.S.

The portfolio may invest up to 30% of the value of its assets in equity securities in the equity securities of non-U.S. issuers that are traded in U.S. markets.

Pioneer Balanced VCT Portfolio seeks capital growth and current income by actively managing investments in a diversified portfolio of equity securities and bonds. For purposes of the portfolio's investment policies, equity investments include common stocks, convertible debt, equity interests in real estate investment trusts (REITs), and securities with common stock characteristics, such as preferred stocks. The portfolio's investments in debt securities include U.S. government securities, corporate debt securities, mortgage- and asset-backed securities, short term debt securities, cash and cash equivalents. Cash and cash equivalents include cash balances, accrued interest and receivables for items such as the proceeds, not yet received, from the sale of the portfolio's investments.

Pioneer Bond VCT Portfolio seeks to provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The portfolio also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the portfolio.

Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in:

debt securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, debt securities, including convertible debt, of corporate and other issuers rated at least investment grade at the time of investment, and comparably rated commercial paper, cash and cash equivalents, certificates of deposit, repurchase agreements maturing in one week or less and bankers' acceptances.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its net assets plus borrowings for investment purposes as described above.

In addition, the portfolio may invest up to 20% of its net assets in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer.


Pioneer Emerging Markets VCT Portfolio seeks long-term growth of capital.The portfolio invests primarily in securities of emerging market issuers.
Although the portfolio invests in both equity and debt securities, it normally emphasizes equity securities in its portfolio. Normally, the portfolio invests at least 80% of its total assets in the securities of emerging market corporate and government issuers, i.e., securities of companies that are domiciled or primarily doing business in emerging countries and securities of these countries' governmental issuers.

The portfolio invests in at least six emerging markets. The portfolio considers any market that is not developed to be an emerging market. The portfolio does not allocate more than 25% of its total assets to any one country but can invest more than 25% of its total assets in a particular region. Currently, emerging countries include: Algeria, Argentina, Bangladesh, Brazil, Bulgaria, Chile, China, Columbia, Costa Rica, Czech Republic, Ecuador, Egypt, Ghana, Greece,
Hong Kong, Hungary, India, Indonesia, Israel, Jamaica, Jordan, Kenya, Kuwait, Malaysia, Mexico, Morocco, Nigeria, Pakistan, Peru, the Philippines, Poland, Russia, Singapore, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe. At Pioneer's discretion, the fund may invest in other emerging countries.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets as described above.

Pioneer Equity Income VCT Portfolio seeks current income and long-term capital growth primarily by investing in the income producing equity securities of U.S. corporations. Normally, at least 80% of the portfolio's total assets will be invested in income-producing equity securities of U.S. issuers. The remainder of the portfolio's assets may be invested in debt obligations, most of which are expected to be securities convertible into common stock. Pioneer will invest no more than 10% of the portfolio's net assets in below investment grade debt securities, including below investment grade convertible securities, or unrated debt securities of comparable quality. The portfolio may invest up to 25% of its total assets in REITs.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets as described in this section.


Pioneer Europe VCT Portfolio seeks long-term growth of capital.

Normally, the portfolio invests at least 80% of its total assets in equity securities of European issuers. For purposes of the portfolio's investment policies, equity investments include common stocks, convertible debt and securities with common stock characteristics, such as preferred stocks, rights, depositary receipts and warrants. The portfolio may also purchase and sell forward foreign currency exchange contracts in European currencies in connection with its investments.

The portfolio may invest in the securities of companies domiciled in any European country, including but not limited to Austria, Belgium, Denmark, Finland, France, Germany, Italy, Ireland, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The portfolio may invest up to 10% of its total assets in securities of European issuers domiciled in Eastern European nations or emerging European markets and which trade on recognized European exchanges. The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets in equity securities of European issuers.




Pioneer Growth Opportunities VCT Portfolio seeks growth of capital.

The portfolio invests primarily in equity securities of companies that Pioneer considers to be reasonably priced or undervalued, with above average growth potential. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, equity interests in real estate investment trusts (REITs), warrants, rights and preferred stocks. The portfolio may invest a significant portion of its assets in equity securities of small companies.


Pioneer Growth Shares VCT Portfolio seeks appreciation of capital primarily through investments in equity securities of U.S. issuers. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as warrants, rights, interests in REITs and preferred stocks.

Pioneer High Yield VCT Portfolio seeks to maximize total return through a combination of income and capital appreciation.

Normally, the portfolio invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks. These high yield securities may be convertible into the equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

The portfolio's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The portfolio invests in securities with a broad range of maturities.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets as described in this section.

Pioneer International Value VCT Portfolio seeks long-term growth of capital. Normally, the portfolio invests at least 80% of its total assets in equity securities of non-U.S. issuers. These issuers may be located in both developed and emerging markets. Under normal circumstances, the portfolio's assets will be invested in securities of companies domiciled in at least three different foreign countries. Generally, the portfolio's investments in any country are limited to 25% or less of its total assets. However, the portfolio may invest more than 25% of its assets in issuers organized in Japan or the United Kingdom or in securities quoted or denominated in the Japanese yen, the British pound and the euro. Investment of a substantial portion of the portfolio's assets in such countries or currencies will subject the portfolio to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in those countries.

The portfolio may invest without limitation in securities of issuers located in countries with emerging economies or securities markets, but will not invest more than 25% of its total assets in securities of issuers located in any one such country.


Pioneer Mid Cap Value VCT Portfolio seeks capital appreciation through a diversified portfolio of securities consisting primarily of common stocks. Normally, the portfolio invests at least 80% of its total assets in equity securities of mid-size companies, that is companies with market values within the range of market values of companies included in the Russell Midcap Value Index. The portfolio focuses on issuers with capitalizations within the $1 billion to $10 billion range, and that range will change depending on market conditions. The equity securities in which the portfolio principally invests are common stocks, preferred stocks, depositary receipts and convertible debt, but the portfolio may invest in other types of equity securities to a lesser extent, such as warrants and rights. The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets as described above.

The portfolio may invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers.


Pioneer Money Market VCT Portfolio seeks current income consistent with preserving capital and providing liquidity. The portfolio seeks to maintain a constant net asset value of $1.00 by investing in high-quality U.S. dollar denominated money market securities. The portfolio invests exclusively in securities with a maximum remaining maturity of 397 days and maintains a dollar-weighted average portfolio maturity of 90 days or less.

The portfolio may invest more than 25% of its total assets in U.S. government securities and obligations of U.S. banks. The portfolio may invest in any money market instrument that is a permissible investment for a money market fund under the rules of the Securities and Exchange Commission (the "SEC").

High quality short-term debt securities are divided into "first tier" and "second tier" securities. The portfolio primarily invests in first tier securities. These include U.S. government securities, a security that has received the highest short-term rating by at least two rating agencies (e.g., rated A-1 rating Standard & Poor's) (or if rated by only one rating agency, by that rating agency) or, a security that is unrated but is determined to be of equivalent credit quality by Pioneer. However, the portfolio may invest up to 5% of its total assets in second tier securities, which are eligible securities that received ratings within the two highest categories (e.g., Standard & Poor's A-1 or A-2) from at least two rating services (or one, if only one has rated the security), but do not qualify as first tier securities. If a security has been assigned different ratings by different rating services, at least two rating services must have assigned the higher rating in order for Pioneer to determine eligibility on the basis of that higher rating. Based on procedures adopted by the fund's Board of Trustees, Pioneer may determine that an unrated security is of equivalent quality to a rated first or second tier security.

The portfolio may not invest more than 5% of its total assets in securities issued by or subject to demand features from any one issuer (except U.S. government securities and securities subject to a guarantee by a person that does not control the issuer of the security or the sponsor of an asset backed security); provided that the portfolio may invest up to 25% of its total assets in first tier securities of a single issuer for a period of up to three business days. The portfolio may not invest more than 1% of its total assets or $1 million (whichever is greater) in second tier securities of the same issuer.

Rule 2a-7 money market instruments include:

U.S. government securities
Securities issued by foreign governments and multinational organizations such as the World Bank Obligations of U.S. and foreign banks and savings and loan associations with total assets in excess of $10 billion. These obligations include certificates of deposit, time deposits and bankers' acceptances. Short-term corporate debt securities, including commercial paper, of U.S. and foreign corporate issuers Mortgage-backed and asset-backed securities

Municipal obligations

Pioneer Fund VCT Portfolio seeks reasonable income and growth of capital by investing in a broad list of carefully selected, reasonably priced securities. Most of the portfolio's assets are invested in equity securities, primarily of U.S. issuers. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, interests in REITs and preferred stocks. The portfolio may also invest in debt securities and cash equivalent investments. The portfolio limits its investments in foreign securities to no more than 10% of its total assets.


Pioneer Oak Ridge Large Cap Growth VCT Portfolio invests primarily in equity securities of large capitalization U.S. companies. Large capitalization companies have market capitalizations at the time of acquisition of $3 billion or more. The portfolio anticipates that the average weighted market capitalization of the companies in its portfolio will be significantly higher than $3 billion. Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities as described in the prospectus.


Pioneer Real Estate Shares VCT Portfolio seeks long-term growth of capital. Current income is the portfolio's secondary investment objective. Normally, the portfolio invests at least 80% of its total assets in equity securities of REITs and other real estate industry issuers. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as warrants, rights, interests in REITs and preferred stocks.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its Assets as described in this section.

The portfolio may invest 25% of its total assets in debt securities of real estate industry companies, mortgage-backed securities and short-term investments.

Pioneer Small and Mid Cap Growth VCT Portfolio invests primarily in equity securities of small and mid-capitalization issuers. Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small and mid-capitalization issuers, that is those with market values, at the time of investment, that do not exceed the market capitalization of the largest company within the S&P MidCap 400 Index. The size of the companies in the index may change dramatically as a result of market conditions and the composition of the index. The portfolio's investments will not be confined to securities issued by companies included in an index. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred stocks.

There is no minimum percentage of assets which must be invested in either small-cap or mid-cap issuers, and the portfolio has the flexibility to invest substantially in either small or mid-cap issuers when the portfolio's subadviser believes such focus is warranted.

Pioneer Small Cap Value VCT Portfolio seeks capital growth by investing at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small companies. Small companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index as measured at the end of the preceding month. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The size of the companies in the Index changes with market conditions and the composition of the Index. Pioneer monitors the portfolio so that, under normal circumstances, the capitalization range of the portfolio is consistent with the inclusion of the portfolio in the Lipper Small-Cap category. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, interests in real estate investment trusts (REITs) and preferred stocks.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets as described above.

The portfolio may invest up to 25% of its total assets in REITs.

Pioneer Small Cap Value II VCT Portfolio seeks capital growth by investing at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small companies. Small companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index as measured at the end of the preceding month. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The size of the companies in the Index changes with market conditions and the composition of the Index. Pioneer monitors the portfolio so that, under normal circumstances, the capitalization range of the portfolio is consistent with the inclusion of the portfolio in the Lipper Small-Cap category. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, interests in real estate investment trusts (REITs) and preferred stocks.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets as described above.

The portfolio may invest up to 25% of its total assets in REITs.

Pioneer Small Company VCT Portfolio seeks capital growth by investing in a diversified portfolio of securities consisting primarily of common stocks. Normally, the portfolio invests at least 80% of its total assets in equity securities of small companies as described in the prospectus. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, interests in REITs and preferred stocks.


The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets as described in this section.


The portfolio may invest up to 25% of its total assets in REITs.

The portfolio may invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers.

Pioneer Strategic Income VCT Portfolio seeks a high level of current income. Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities. The portfolio has the flexibility to invest in a broad range of issuers and segments of the debt securities market.

Pioneer Value VCT Portfolio invests in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The portfolio invests the major portion of its assets in equity securities, primarily of U.S. issuers. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rightsand preferred stocks.


Additional Policies of the Portfolios

Investments in Initial Public Offerings

To the extent consistent with their investment objectives, each equity portfolio may invest in initial public offerings of equity securities. The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Investments in initial public offerings may represent a significant portion of the portfolio's investment performance. No portfolio can assure that investments in initial public offerings will continue to be available to the portfolio or, if available, will result in positive investment performance. In addition, as the portfolio grows in size, the impact of investments in initial public offerings on the overall performance of the portfolio is likely to decrease.

Debt Securities Selection

In selecting debt securities for a portfolio, Pioneer or the subadviser gives primary consideration to the portfolio's investment objective, the attractiveness of the market for debt securities given its outlook for the equity markets and the portfolio's liquidity requirements. Once Pioneer or the subadviser determines to allocate a portion of the portfolio's assets to debt securities, it generally focuses on short-term instruments to provide liquidity and may invest in a range of fixed income securities if the portfolio is investing in such instruments for income or capital gains. Pioneer or the subadviser selects individual securities based on broad economic factors and issuer specific factors including the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.

Convertible Debt Securities

A portfolio may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities of or owned by the issuer. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.

Debt Securities Rating Criteria

Investment grade debt securities are those rated "BBB" or higher by Standard & Poor's, the equivalent rating of other nationally recognized statistical rating organizations or determined to be of equivalent credit quality by Pioneer or the subadviser. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal. If the rating of a security changes, Pioneer or the subadviser will consider if any action is appropriate in light of the portfolio's investment objective and policies.

Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other nationally recognized statistical rating organizations or determined by Pioneer or the subadviser to be of equivalent credit quality. See Appendix A for a description of rating categories.

Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on a portfolio's net asset value to the extent that it invests in such securities. In addition, a portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a portfolio's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, a portfolio could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a portfolio's net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which a portfolio may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. Pioneer or the subadviser will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

Debt Obligations of Non-U.S. Governments

Certain portfolios may invest in debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a portfolio may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issues. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient non-U.S. exchanges, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.


Eurodollar Instruments and Samurai and Yankee Bonds. The Bond Portfolio and the Strategic Income Portfolio may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by foreign governments and their agencies and foreign banks and corporations. Each portfolio may also invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Risks of Non-U.S. Investments

Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets, may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which a portfolio's securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

Investments in Emerging Markets. Several portfolios may invest in securities of issuers in countries with emerging economies or securities markets. Emerging economies or securities markets will generally include, but not be limited to, countries included in the MSCI Emerging Markets Free Index. The portfolios will generally focus on emerging markets that do not impose unusual trading requirements which tend to restrict the flow of investments. In addition, the portfolios may invest in unquoted securities, including securities of emerging market issuers.

Non-U.S. Securities Markets and Regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for a portfolio to price its portfolio securities accurately or to dispose of such securities at the times determined by Pioneer or the subadviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which a portfolio's operations require cash, such as in order to meet redemptions and to pay its expenses.

Economic, Political and Social Factors. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a portfolio could lose its entire investment in that country.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a portfolio's investment in those markets and may increase the expenses of a portfolio. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a portfolio's operation.

Economies in individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many foreign countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Unanticipated political or social developments may also affect the values of the fund's investments and the availability to the fund of additional investments in such countries. In the past, the economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions might not occur again.

Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

Currency Risks. Because certain portfolios, under normal circumstances, will invest a substantial portion of their assets in securities which are denominated or quoted in foreign currencies, the strength or weakness of the U.S. dollar against such currencies will affect a portfolio's investment performance. A decline in the value of any particular foreign currency against the U.S. dollar will cause a decline in the U.S. dollar value of the portfolio's holdings of securities denominated or quoted in such currency and, therefore, may cause an overall decline in the portfolio's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the portfolio. Even if the portfolio attempts to hedge against the effects of adverse changes in foreign currency exchange rates, there will be significant limitations on the portfolio's ability to hedge effectively against the currency risks associated with its portfolio investments.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.

Although these portfolios value their assets daily in terms of U.S. dollars, the portfolios do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. A portfolio may do so from time to time, however, and investors should be aware of the costs of currency conversion. Although currency dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a portfolio at one rate, while offering a lesser rate of exchange should the portfolio desire to sell that currency to the dealer.

Custodian Services and Related Investment Costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a portfolio to make intended securities purchases due to settlement problems could cause the portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a portfolio due to a subsequent decline in value of the portfolio security or could result in possible liability to a portfolio. In addition, custodial, security settlement and clearance procedures in some emerging countries may not fully protect a portfolio against loss or theft of its assets.

Withholding and Other Taxes. A portfolio will be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain countries with respect to its investments in such countries. These taxes will reduce the return achieved by a portfolio. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

Investments in Depositary Receipts. Portfolios may invest in securities of non-U.S. issuers in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.

ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, a portfolio will avoid currency risks during the settlement period for either purchase or sales. EDRs and GDRs are not necessarily quoted in the same currency as the securities which they represent.

For purposes of the portfolios' investment policies, investments in ADRs, EDRs, GDRs and similar instruments will be deemed to be investments in the equity securities of non-U.S. issuers. Portfolios may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent a portfolio invests in such unsponsored depositary receipts there may be an increased possibility that the portfolio may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

U.S. Government Securities

U.S. government securities in which certain portfolios invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives,

Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. A portfolio accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy a portfolio's distribution obligations, in which case a portfolio will forego the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Municipal Obligations

Certain portfolios may purchase municipal obligations when Pioneer or the subadviser believes that they offer favorable rates of income or capital gain potential when compared to a taxable investment. The term "municipal obligations" generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the interest on which is, in the opinion of bond counsel to the issuer, excluded from gross income for U.S. federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for U.S federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues. A portfolio's distributions of any interest it earns on municipal obligations will be taxable to shareholders as ordinary income.

The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to a portfolio should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.

Variable Rate and Floating Rate Demand Instruments

In accordance with their investment policies and restrictions, Money Market Portfolio and other fixed income portfolios may purchase variable and floating rate demand instruments that are tax exempt municipal obligations or other debt securities that possess a floating or variable interest rate adjustment formula. These instruments permit the portfolio to demand payment of the principal balance plus unpaid accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument.

The terms of the variable or floating rate demand instruments that a portfolio may purchase provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon current market levels, the prime rate of a bank or other appropriate interest rate adjustment index has provided in the respective instruments. Some of these instruments are payable on demand on a daily basis or on not more than seven days' notice. Others, such as instruments with quarterly or semiannual interest rate adjustments, may be put back to the issuer on designated days on not more than 30 days' notice. Still others are automatically called by the issuer unless the portfolio instructs otherwise.

Money Market Portfolio and other fixed income portfolios may invest in participation interests in variable or floating rate tax-exempt obligations held by financial institutions (usually commercial banks). These participation interests provide the portfolio with a specific undivided interest (up to 100%) in the underlying obligation and the right to demand payment of its proportional interest in the unpaid principal balance plus accrued interest from the financial institution upon a specific number of days' notice. In addition, the participation interest generally is backed by an irrevocable letter of credit or guarantee from the institution. The financial institution usually is entitled to a fee for servicing the obligation and providing the letter of credit.

Mortgage-Backed Securities

Certain portfolios may invest in mortgage pass-through certificates, multiple-class pass-through securities and mortgage derivatives. The mortgage derivatives that a portfolio may invest in include interests in collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs"), stripped mortgage backed securities ("SMBS"), interest only mortgage backed securities ("IOs") and principal only mortgage backed securities ("POs"). A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of a portfolio's assets at the time the portfolio receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If a portfolio buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the portfolio's principal investment to the extent of the premium paid.

The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

Guaranteed Mortgage Pass-Through Securities. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Because there are no direct or indirect government or agency guarantees of payments in pools created by such non-governmental issuers, they generally offer a higher rate of interest than government and government-related pools. Timely payment of interest and principal of these pools may be supported by insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Mortgage-related securities without insurance or guarantees may be purchased if Pioneer or the subadviser determines that the securities meet a portfolio's quality standards. Mortgage-related securities issued by certain private organizations may not be readily marketable.

Multiple-Class Pass-Through Securities and CMOs. CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private issuers. REMICs are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code") and invest in mortgages principally secured by interests in real property and other investments permitted by the Code. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

Stripped Mortgage-Backed Securities. SMBS are multiple-class mortgage-backed securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. A portfolio invests in SMBS that are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Although the market for these securities is increasingly liquid, Pioneer or the subadviser may determine that certain stripped mortgage-backed securities issued by the U.S. government, its agencies or instrumentalities are not readily marketable. If so, these securities, together with privately-issued stripped mortgage-backed securities, will be considered illiquid for purposes of a portfolio's limitation on investments in illiquid securities. The yields and market risk of interest-only and principal-only SMBS, respectively, may be more volatile than those of other fixed income securities.

Certain portfolios also may invest in planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds which involve less exposure to prepayment, extension and interest rate risks than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that the prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets. Money Market Portfolio will not invest in SMBS.

Risk Factors Associated with Mortgage-Backed Securities. Investing in mortgage-backed securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. However, due to adverse tax consequences under current tax laws, none of the portfolios intends to acquire "residual" interests in REMICs. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates of the underlying instrument, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, a portfolio may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When a portfolio reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

Asset-Backed Securities

Certain portfolios may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.


The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement. Typically, there is no perfected security interest in the collateral that relates to financial assets that support asset backed securities.


Structured Securities

Certain portfolios may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the References. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and, therefore, may result in a loss of the portfolio's investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities.

When-Issued and Delayed Delivery Securities

The portfolios may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the portfolio prior to the actual delivery or payment by the other party to the transaction. A portfolio will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The portfolios' obligations with respect to when-issued and delayed delivery transactions will be fully collateralized by segregating liquid assets with a value equal to the portfolios' obligations. See "Asset Segregation."

Warrants and Stock Purchase Rights

Portfolios that invest in equity securities may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.

The portfolios that invest in equity securities may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer's shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer's current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

Investments in Equity Securities

Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by a portfolio. Also, the price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by a portfolio.

Preferred Shares

A portfolio may invest in preferred shares of beneficial interest of trust instruments. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than a portfolio's fixed income securities.

Illiquid Securities

Each portfolio (other than Money Market Portfolio with respect to which the limit is 10% of net assets) will not invest more than 15% of its net assets in illiquid and other securities that are not readily marketable. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the "1933 Act"), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by Pioneer or the subadviser. Pioneer or the subadviser determines the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. Under the direction of the Board of Trustees, Pioneer or the subadviser monitors the application of these guidelines and procedures. The inability of a portfolio to dispose of illiquid investments readily or at reasonable prices could impair a portfolio's ability to raise cash for redemptions or other purposes. If a portfolio sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.

REITs and Associated Risk Factors

REITs are companies which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. Each portfolio will in some cases indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the portfolio. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources and may trade less frequently and in a more limited volume than larger company securities.

Other Investment Companies

With the exception of the Money Market Portfolio, which may not purchase securities of other investment companies or investment trusts unless they are acquired as part of a merger, consolidation or acquisition of assets, the portfolios may invest in the securities of other investment companies to the extent that such investments are consistent with a portfolio's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, a portfolio may not acquire the securities of other domestic or non-U.S. investment companies if, as a result,
(i) more than 10% of a portfolio's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by a portfolio, or (iii) more than 5% of a portfolio's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The portfolios may invest in money market funds managed by Pioneer or the subadviser in reliance on an exemptive order granted by the SEC.

A portfolio, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of a portfolio's own operations.


Exchange Traded Funds

Subject to the limitations on investment in other investment companies, the portfolios may invest in exchange traded funds (ETFs). ETFs, such as SPDRs, NASDAQ 100 Index Trading Stock (QQQs), iShares and various country index funds, are funds whose shares are traded on a national exchange or the National Association of Securities Dealers' Automatic Quotation System (NASDAQ). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the S&P 500. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The portfolios, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the portfolio's own operations.


Repurchase Agreements

A portfolio may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which a portfolio purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than a portfolio's purchase price, with the difference being income to a portfolio. Under the direction of the Board of Trustees, Pioneer or the subadviser reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with a portfolio. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by a portfolio's custodian in a segregated, safekeeping account for the benefit of a portfolio. Repurchase agreements afford a portfolio an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a portfolio may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a portfolio has not perfected a security interest in the security, a portfolio may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a portfolio would be at risk of losing some or all of the principal and interest involved in the transaction.

Short Sales Against the Box


Each equity portfolio, the Bond Portfolio and the Strategic Income Portfolio may sell securities "short against the box." A short sale involves a portfolio borrowing securities from a broker and selling the borrowed securities. A portfolio has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, a portfolio at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The portfolios intend to use short sales against the box to hedge. For example, when a portfolio believes that the price of a current portfolio security may decline, the portfolio may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the portfolio's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.

If a portfolio effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if a portfolio closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding certain tax consequences of effecting short sales may limit the extent to which a portfolio may make short sales against the box.

Asset Segregation

The 1940 Act requires that a portfolio segregate assets in connection with certain types of transactions that may have the effect of leveraging a portfolio's assets. If a portfolio enters into a transaction requiring segregation, such as a forward commitment, the custodian or Pioneer or the subadviser will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.


Market Segments A portfolio may not "concentrate" its assets in securities of companies in a particular industry. The portfolio would be concentrating its assets if it invested more than 25% of its assets in the securities of issuers within the same industry. At times, more than 25% of the portfolio's assets may be invested in the same market segment, such as financials or technology. To the extent that the portfolio emphasizes its investments in a market segment, the portfolio may be subject to a greater degree to the risks particular to such segment and experience greater market fluctuation than a fund without the same exposure to those industries. For example, the industries in the financial segment are subject to extensive government regulation and can be significantly affected by availability and cost of capital funds, changes in competition among industries in the segment, changes in interest rates, and the rate of corporate and consumer debt defaults. The industries in the technology segment can be significantly affected by rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.


Portfolio Turnover

It is the policy of the portfolios not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for a portfolio. See "Annual Fee, Expense and Other Information" for each portfolio's annual portfolio turnover rate. A high rate of portfolio turnover (100% over more) involves corresponding greater transaction costs which must be borne by a portfolio and its shareholders.

Foreign Currency Transactions

Portfolios that invest in non-U.S. securities (other than Money Market Portfolio) may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. These portfolios also have authority to enter into forward foreign currency exchange contracts involving currencies of the different countries in which the portfolio invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The portfolios will not enter into speculative forward foreign currency contracts.


Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of a portfolio, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that a portfolio will be engaged in hedging activities when adverse exchange rate movements occur. A portfolio will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Pioneer or the subadviser.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a portfolio to hedge against a devaluation that is so generally anticipated that a portfolio is not able to contract to sell the currency at a price above the devaluation level it anticipates.

A portfolio may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if Pioneer or the subadviser determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency, if Pioneer or the subadviser determines that there is a pattern of correlation between the proxy currency and the U.S. dollar.

The cost to a portfolio of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. A portfolio may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a portfolio's investments against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a portfolio can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a portfolio's foreign assets.

While a portfolio will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. While a portfolio may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the portfolio than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a portfolio's holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the portfolio. Such imperfect correlation may cause a portfolio to sustain losses which will prevent a portfolio from achieving a complete hedge or expose a portfolio to risk of foreign exchange loss.

Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a portfolio of unrealized profits or force a portfolio to cover its commitments for purchase or resale, if any, at the current market price.

If a portfolio enters into a forward contract to purchase foreign currency, the custodian or Pioneer or the subadviser will segregate liquid assets. See "Asset Segregation."

Options on Foreign Currencies

Portfolios that invest in non-U.S. securities (other than Money Market Portfolio) may purchase and write options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, the portfolio may purchase put options on the foreign currency. If the value of the currency declines, a portfolio will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of a portfolio's securities quoted or denominated in that currency.

Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, a portfolio may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable a portfolio to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency related increase in the price of securities a portfolio intends to acquire. As in the case of other types of options transactions, however, the benefit a portfolio derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a portfolio could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

A portfolio may also write options on foreign currencies for hedging purposes. For example, if a portfolio anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by a portfolio.

Similarly, a portfolio could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the portfolio to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a portfolio would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by a portfolio is "covered" if the portfolio owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if a portfolio holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by a portfolio in cash or liquid securities. See "Asset Segregation."

A portfolio may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although a portfolio will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a portfolio would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If a portfolio as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

A portfolio may also use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different currency with a pattern of correlation. Cross-hedging may also include using a foreign currency as a proxy for the U.S. dollar, if Pioneer or the subadviser determines that there is a pattern of correlation between that currency and the U.S. dollar.

A portfolio may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by a portfolio.

Options on Securities and Securities Indices

For hedging purposes or to seek to increase total return, each portfolio (other than Money Market Portfolio) may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. Each portfolio would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased. Each portfolio does not anticipate that it will generate a significant amount of income from its use of options on securities and securities indices.

Writing Call and Put Options on Securities. A call option written by a portfolio obligates the portfolio to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a portfolio are covered, which means that the portfolio will own the securities subject to the options as long as the options are outstanding, or a portfolio will use the other methods described below. A portfolio's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a portfolio may forego the opportunity to profit from an increase in the market price of the underlying security.

A put option written by a portfolio would obligate the portfolio to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a portfolio would be covered, which means that the portfolio would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for a portfolio. However, in return for the option premium, a portfolio accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

Call and put options written by a portfolio will also be considered to be covered to the extent that the portfolio's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by a portfolio. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces a portfolio's net exposure on its written option position.

Writing Call and Put Options on Securities Indices. A portfolio may also write
(sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

A portfolio may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. A portfolio may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

Purchasing Call and Put Options. A portfolio would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a portfolio, in return for the premium paid, to purchase specified securities at a specified price during the option period. A portfolio would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the portfolio would realize either no gain or a loss on the purchase of the call option.

A portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle a portfolio, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a portfolio's securities. Put options may also be purchased by a portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A portfolio would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise a portfolio would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

A portfolio may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Risks of Trading Options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If a portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, a portfolio will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if a portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A portfolio may purchase and sell both options that are traded on U.S. and non-U.S. exchanges and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, a portfolio will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by a portfolio in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a portfolio may write or purchase may be affected by options written or purchased by other investment advisory clients of Pioneer or the subadviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on Pioneer or the subadviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between a portfolio's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by a portfolio in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

Futures Contracts and Options on Futures Contracts

To hedge against changes in securities prices or currency exchange rates or to seek to increase total return, each portfolio (other than Money Market Portfolio) may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. Each portfolio may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. All futures contracts entered into by a portfolio are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on non-U.S. exchanges. Each portfolio does not anticipate that it will generate a significant amount of income from its use of futures contracts or options on futures contracts.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, a portfolio can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a portfolio, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, a portfolio can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are quoted or denominated in such currency. A portfolio can purchase futures contracts on a foreign currency to establish the price in U.S. dollars of a security denominated in such currency that a portfolio has acquired or expects to acquire.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, a portfolio may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that a portfolio owns or proposes to acquire. A portfolio may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of a portfolio's securities. Such futures contracts may include contracts for the future delivery of securities held by a portfolio or securities with characteristics similar to those of a portfolio's securities. Similarly, a portfolio may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of Pioneer or the subadviser, there is a sufficient degree of correlation between price trends for a portfolio's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, a portfolio may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in a portfolio's portfolio may be more or less volatile than prices of such futures contracts, Pioneer or the subadviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a portfolio enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a portfolio's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a portfolio's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a portfolio may take a "long" position by purchasing futures contracts. This may be done, for example, when a portfolio anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give a portfolio the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a portfolio obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a portfolio's assets. By writing a call option, a portfolio becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a portfolio intends to purchase. However, a portfolio becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by a portfolio in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A portfolio will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. A portfolio's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Equity Swaps, Caps, Floors and Collars. Each equity portfolio may enter into equity swaps, caps, floors and collars to hedge assets or liabilities or to seek to increase total return. Equity swaps involve the exchange by a portfolio with another party of their respective commitments to make or receive payments based on notional equity securities. The purchase of an equity cap entitles the purchaser, to the extent that the market value of a specified equity security or benchmark exceeds a predetermined level, to receive payments of a contractually-based amount from the party selling the cap. The purchase of an equity floor entitles the purchaser, to the extent that the market value of a specified equity security or benchmark falls below a predetermined level, to receive payments of a contractually-based amount from the party selling the floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of values. Investments in swaps, caps, floors and collars are highly specialized activities which involve investment techniques and risks different from those associated with ordinary portfolio transactions. If Pioneer or the subadviser is incorrect in its forecast of market values, these investments could negatively impact portfolio performance. These investments also are subject to default risk of the counterparty and may be less liquid than other portfolio securities. Moreover, investments in swaps, caps, floors and collars may involve greater transaction costs than investments in other equity securities.

Other Considerations. A portfolio will engage in futures and related options transactions only in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators.

A portfolio will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.

Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a portfolio to purchase securities or currencies, require a portfolio to segregate assets to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a portfolio may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a portfolio than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a portfolio may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.

Lending of Portfolio Securities

Each portfolio other than America Income Portfolio and Money Market Portfolio may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Pioneer or the subadviser to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. A portfolio continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. A portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. A portfolio will lend portfolio securities only to firms that have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 33 1/3% of the value of a portfolio's total assets.

Loan Participations

Portfolios permitted to invest in debt securities may invest a portion of their assets in loan participations ("Participations") and other direct claims against a borrower. By purchasing a Participation, a portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The Participations typically will result in a portfolio having a contractual relationship only with the lender not the borrower. A portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer a portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated. The secondary market for certain of these participations and for loans and other direct debt instruments (discussed below) is limited and, therefore, may be illiquid. Because there may be a limited market for these investments, the quoted price of these investments can be volatile.

Loans and Other Direct Debt Instruments

Portfolios permitted to invest in debt securities may invest in loans and other direct debt instruments owed by a borrower to another party. These instruments represent amounts owed to lenders or lending syndicates (loans and loan participations) or to other parties. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the SEC.

Mortgage Dollar Rolls

Portfolios that invest in mortgage-backed securities may enter into mortgage "dollar rolls" in which a portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, a portfolio loses the right to receive principal and interest paid on the securities sold. However, a portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a portfolio compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for a portfolio. A portfolio will hold and maintain in a segregated account until the settlement date cash or liquid, high grade debt securities in an amount equal to its forward purchase price.

For financial reporting and tax purposes, a portfolio treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. Each portfolio does not currently intend to enter into mortgage dollar rolls that are accounted for as financings.

Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom a portfolio sells the security becomes insolvent, a portfolio's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which a portfolio is required to repurchase may be worth less than an instrument which a portfolio originally held. Successful use of mortgage dollar rolls will depend upon Pioneer or the subadviser's ability to manage its interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Money Market Instruments

Money Market Portfolio invests all of its assets in money market instruments that are eligible investments under Rule 2a-7 under the 1940 Act. Each other portfolio, for temporary defensive or cash management purposes, may invest all or a portion of its assets in short-term investments including: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's Investors Service, Inc. ("Moody's") or A-1, AA or better by Standard & Poor's; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by Standard & Poor's; obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities with remaining maturities not exceeding 18 months; and repurchase agreements.

Bankers' Acceptances are obligations of a bank to pay a draft which has been drawn on it by a customer. These obligations are backed by large banks and usually backed by goods in international trade.

Certificates of Deposit represent a commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.

Investments in Non-U.S. Bank Obligations

Investment in obligations of foreign branches of domestic banks and of non-U.S. banks involves investment risks that are different in some respects from those associated with investment in obligations issued by domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank or a non-U.S. bank.

Commercial Paper and other Short-Term Debt Securities

A portfolio's investments in short-term debt securities include commercial paper, which is a short-term (usually from 1 to 270 days) unsecured promissory note issued by a corporation in order to finance its current operations. A portfolio may also invest in variable amount master demand notes (which are a type of commercial paper) which represent a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. To the extent a portfolio invests in master demand notes, these investments will be included in a portfolio's limitation on illiquid securities. These instruments may be denominated in both U.S. and, for all portfolios that are permitted to invest in non-U.S. securities (except Money Market Portfolio), non-U.S. currencies.


Disclosure of Portfolio Holdings

The fund's Board of Trustees has adopted policies and procedures relating to disclosure of the portfolios' portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable regulations of the federal securities laws and general principles of fiduciary duty relating to portfolio shareholders.

Generally, Pioneer will make the portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. Pioneer normally will publish a portfolio's full portfolio holdings thirty (30) days after the end of each month. Such information shall be made available on the fund's website (www.pioneerfunds.com) and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request. In addition, Pioneer generally makes publicly available information regarding a portfolio's top ten holdings (including the percentage of the portfolio's assets represented by each security), the percentage breakdown of the portfolio's investments by country, sector and industry, various volatility measures (such as beta, standard deviation, etc.), market capitalization ranges and other portfolio characteristics (such as alpha, average P/E ratio, etc.) three (3) business days after the end of each month.

Pioneer may provide a portfolio's full portfolio holdings or other information to certain entities prior to the date such information is made public, provided that certain conditions are met. The entities to which such disclosure may be made as of the date of this Statement of Additional Information are rating agencies, plan sponsors, prospective separate account clients and other financial intermediaries (i.e., organizations evaluating the portfolio for purposes of investment by their clients, such as broker-dealers, investment advisers, banks, insurance companies, financial planning firms, plan sponsors, plan administrators, shareholder servicing organizations and pension consultants). As of the date of this SAI, no portfolio disclosed such information to any party. The third party must agree to a limited use of that information which does not conflict with the interests of the portfolio's shareholders, to use the information only for that authorized purpose, to keep such information confidential, and not to trade on such information. The Board of Trustees considered the disclosure of portfolio holdings information to these categories of entities to be consistent with the best interests of shareholders in light of the agreement to maintain the confidentiality of such information and only to use such information for the limited and approved purposes. Pioneer's compliance department, the local head of investment management and the global chief investment officer may, but only acting jointly, grant exemptions to this policy. Exemptions may be granted only if these persons determine that providing such information is consistent with the interests of shareholders and the third party agrees to limit the use of such information only for the authorized purpose, to keep such information confidential, and not to trade on such information. Although the Board will periodically be informed of exemptions granted, granting exemptions entails the risk that portfolio holdings information may be provided to entities that use the information in a manner inconsistent with their obligations and the best interests of the portfolio.

Compliance with the portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees, including a review of any potential conflicts of interest in the disclosures made by Pioneer in accordance with the policy or the exceptions permitted under the policy. Any change to the policy to expand the categories of entities to which portfolio holdings may be disclosed or an increase in the purposes for which such disclosure may be made would be subject to approval by the Board of Trustees and, reflected, if material, in a supplement to the fund's Statement of Additional Information.

The portfolio holdings disclosure policy is not intended to prevent the disclosure of any and all portfolio information to the portfolio's service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as Pioneer, the portfolio's custodian, fund accounting agent, principal underwriter, investment sub-adviser, if any, auditors or counsel. In approving the policy, the Board of Trustees considered that the service providers are subject to duties of confidentiality arising under law or contract that provide an adequate safeguard for such information. Neither Pioneer nor the portfolios or any other party receive any compensation or other consideration from anyarrangements pertaining to the release of a portfolio's portfolio holdings information.

Each portfolio makes its portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by the federal securities laws, on a quarterly basis.

Investment Restrictions


The fund, on behalf of each portfolio, has adopted certain fundamental investment restrictions which may not be changed without the affirmative vote of the recordholders of a "majority" (as defined in the 1940 Act) of the portfolio's outstanding voting securities. As used in the prospectus and this statement of additional information, such approval means the approval of the lesser of:


         the recordholders of 67% or more of the shares of a portfolio represented at a meeting if the recordholders of more than 50% of the outstanding shares of the portfolios are present in person or by proxy, or the holders of more than 50% of the portfolio's outstanding shares.


Italicized wording is not intended to be part of a restriction but an explanation of the restriction's scope.

Restrictions that apply to Pioneer High Yield VCT Portfolio and Pioneer Value VCT Portfolio:

Each portfolio may not:

         (1) Issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder. Senior securities that the portfolio may issue in accordance with the 1940 Act include borrowing, futures, when-issued and delayed delivery securities and forward foreign currency exchange transactions.

         (2) Borrow money, except the portfolio may: (a) borrow from banks or through reverse repurchase agreements in an amount up to 33 1/3% of the portfolio's total assets (including the amount borrowed); (b) to the extent permitted by applicable law, borrow up to an additional 5% of the portfolio's assets for temporary purposes; (c) obtain such short-term credits as are necessary for the clearance of portfolio transactions; (d) the portfolio may purchase securities on margin to the extent permitted by applicable law; and (e) engage in transactions in mortgage dollar rolls that are accounted for as financings.

         (3) Invest in real estate, except that the portfolio may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-backed securities.

         (4) Make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities.

         (5) Invest in commodities or commodity contracts, except that the portfolio may invest in currency instruments and contracts and financial instruments and contracts that might be deemed to be commodities and commodity contracts. A futures contract, for example, may be deemed to be a commodity contract.

         (6) Act as an underwriter, except as it may be deemed to be an underwriter in a sale of restricted securities held in its portfolio.

         (7) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. government, its agencies or instrumentalities), if:

                  (a) such purchase would cause more than 5% of the portfolio's total assets, taken at market value, to be invested in the securities of such issuer, or

                  (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the portfolio.

It is the fundamental policy of each portfolio not to concentrate its investments in securities of companies in any particular industry. In the opinion of the SEC, investments are concentrated in a particular industry if such investments aggregate 25% or more of the portfolio's total assets. A portfolio's policy does not apply to investments in U.S. government securities.

Non-Fundamental Investment Restrictions. The following restriction has been designated as non-fundamental and may be changed by a vote of a portfolio's Board of Trustees without approval of shareholders.

Each portfolio may not:

         (1) Purchase securities while borrowings are in excess of 5% of total assets.

         (2) Purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.


Restrictions that apply to Pioneer Emerging Markets VCT Portfolio, Pioneer Equity Income VCT Portfolio, Pioneer Europe VCT Portfolio, Pioneer Growth Shares VCT Portfolio, Pioneer International Value VCT Portfolio, Pioneer Mid Cap Value VCT Portfolio, and Pioneer Fund VCT Portfolio


Each portfolio may not:

         (1) Issue senior securities, except as permitted by paragraphs (2), (6) and (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements and reverse repurchase agreements entered into in accordance with the portfolio's investment policy, and the pledge, mortgage or hypothecation of the portfolio's assets within the meaning of paragraph (3) below are not deemed to be senior securities.

         (2) Borrow money, except from banks as a temporary measure for extraordinary emergency purposes and except pursuant to reverse repurchase agreements and (for Emerging Markets and Europe Portfolios only) to meet redemptions, and then only in amounts not to exceed 33 1/3% of the portfolio's total assets (including the amount borrowed) taken at market value. The portfolio will not use leverage to attempt to increase income. The portfolio will not purchase securities while outstanding borrowings (including reverse repurchase agreements) exceed 5% of the portfolio's total assets.

         (3) Pledge, mortgage, or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 33 1/3% of the portfolio's total assets taken at market value.

         (4) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the portfolio may be deemed to be an underwriter for purposes of the 1933 Act.

         (5) Purchase or sell real estate, except that the portfolio may (i) lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the portfolio as a result of the ownership of securities.

         (6) Make loans, except that the portfolio may lend portfolio securities in accordance with the portfolio's investment policies and may purchase or invest in repurchase agreements, bank certificates of deposit, a portion of an issue of publicly distributed bonds, bank loan participation agreements, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

         (7) Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants, interest rate swaps, caps and floors and repurchase agreements entered into in accordance with the portfolio's investment policies.

         (8) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. government, its agencies or instrumentalities), if:

                  (a) such purchase would cause more than 5% of the portfolio's total assets, taken at market value, to be invested in the securities of such issuer, or

                  (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the portfolio.


         Following the current opinion of the staff of the SEC, investments are concentrated in a particular industry if such investments aggregate 25% or more of the portfolio's total assets. The foregoing industry concentration policy does not apply to investments in U.S. government securities.

Real Estate Shares VCT Portfolio

1) Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction. Senior securities that th portfolio may issue in accordance with the 1940 Act include borrowing, futures, when-issued and delayed delivery securities and forward foreign currency exchange transactions.

(2) Borrow money, except (i) on a temporary basis and (ii) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction. Under current regulatory requirements, the portfolio may: (A) borrow from banks or through reverse repurchase agreements in an amount up to 33 1/3% of the portfolio's total assets (including the amount borrowed); (B) borrow up to an additional 5% of the portfolio's assets for temporary purposes; (C) obtain such short-term credits as are necessary for the clearance of portfolio transactions; (D) purchase securities on margin to the extent permitted by applicable law; and (E) engage in transactions in mortgage dollar rolls that are accounted for as financings.

(3) Invest in real estate, except (a) that the portfolio may invest in securities of issuers that invest in real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate; and
(b) the portfolio may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument or security.

(4) Make loans, except that the portfolio may (i) lend portfolio securities in accordance with the portfolio's investment policies, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby the portfolio may directly lend to and borrow money from other affiliated funds to the extent permitted under the 1940 Act or an exemption therefrom, and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

(5) Invest in commodities or commodity contracts, except that the portfolio may invest in currency instruments and currency contracts and financial instruments and financial contracts that might be deemed to be commodities and commodity contracts in accordance with applicable law. A futures contract, for example, may be deemed to be a commodity contract.

(6) Make any investment inconsistent with its classification as a diversified open-end investment company (or series thereof) under the 1940 Act. Currently, diversification means that, with respect to 75% of its total assets, the portfolio may not purchase securities of an issuer (other than the U.S. government, its agencies or instrumentalities) if (A) such purchase would cause more than 5% of the portfolio's total assets, taken at market value, to be invested in the securities of such issuer, or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the portfolio.

(7) Act as an underwriter, except insofar as the portfolio technically may be deemed to be an underwriter in connection with the purchase or sale of its portfolio securities.

The Real Estate portfolio will invest 25% or more of its total assets in securities issued by companies in the real estate industry. Except as noted in the previous sentence, the portfolio may not concentrate its investments in securities of companies in any particular industry.

Non-fundamental investment restrictions. In addition, as a matter of non-fundamental investment policy, the portfolio has agreed not to:

(a) Purchase securities on margin or make short sales unless by virtue of its ownership of other securities, the portfolio has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that the portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and in connection with transactions involving forward foreign currency exchange transactions, options, futures contracts and options on futures contracts.


Restrictions that apply to Pioneer Balanced VCT Portfolio:

The portfolio may not:

         (1) Issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder. Senior securities that the portfolio may issue in accordance with the 1940 Act include borrowing, futures, when-issued and delayed delivery securities and forward foreign currency exchange transactions.

         (2) Borrow money, except the portfolio may: (a) borrow from banks or through reverse repurchase agreements in an amount up to 33 1/3% of the portfolio's total assets (including the amount borrowed); (b) to the extent permitted by applicable law, borrow up to an additional 5% of the portfolio's assets for temporary purposes; (c) obtain such short-term credits as are necessary for the clearance of portfolio transactions; (d) purchase securities on margin to the extent permitted by applicable law; and (e) engage in transactions in mortgage dollar rolls that are accounted for as financings.

         (3) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the portfolio may be deemed to be an underwriter for purposes of the 1933 Act.

         (4) Invest in real estate, except that the portfolio may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-backed securities.

         (5) Make loans, except that the portfolio may lend portfolio securities in accordance with the portfolio's investment policies and may purchase or invest in repurchase agreements, bank certificates of deposit, a portion of an issue of publicly distributed bonds, bank loan participation agreements, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

         (6) Invest in commodities or commodity contracts, except that the portfolio may invest in currency instruments and contracts and financial instruments and contracts that might be deemed to be commodities and commodity contracts. A futures contract, for example, may be deemed to be a commodity contract.

         (7) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. government, its agencies or instrumentalities), if:

                  (a) such purchase would cause more than 5% of the Portfolio's total assets, taken at market value, to be invested in the securities of such issuer, or

                  (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the portfolio.

         It is the fundamental policy of the portfolio not to concentrate its investments in securities of companies in any particular industry. Following the current opinion of the staff of the SEC, investments are concentrated in a particular industry if such investments aggregate 25% or more of the portfolio's total assets. The foregoing industry concentration policy does not apply to investments in U.S. government securities.

         As a matter of non-fundamental investment policy, the fund, on behalf of the portfolio, has agreed not to:

         Purchase securities on margin or make short sales unless by virtue of its ownership of other securities, the portfolio has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that the portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and in connection with transactions involving forward foreign currency exchange transactions, options, futures contracts and options on futures contracts.

Restrictions that apply to Pioneer Small Company VCT Portfolio, Pioneer Small Cap Value VCT Portfolio and Pioneer Strategic Income VCT Portfolio:

Each portfolio may not:

         (1) Issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder. Senior securities that the portfolio may issue in accordance with the 1940 Act include borrowing, futures, when-issued and delayed delivery securities and forward foreign currency exchange transactions.

         (2) Borrow money, except the portfolio may: (a) borrow from banks or through reverse repurchase agreements in an amount up to 33 1/3% of the portfolio's total assets (including the amount borrowed); (b) to the extent permitted by applicable law, borrow up to an additional 5% of the portfolio's assets for temporary purposes; (c) obtain such short-term credits as are necessary for the clearance of portfolio transactions; (d) purchase securities on margin to the extent permitted by applicable law; and (e) engage in transactions in mortgage dollar rolls that are accounted for as financings.

         (3) Invest in real estate, except that the portfolio may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-backed securities.

         (4) Make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities.

         (5) Invest in commodities or commodity contracts, except that the portfolio may invest in currency instruments and contracts and financial instruments and contracts that might be deemed to be commodities and commodity contracts. A futures contract, for example, may be deemed to be a commodity contract.

         (6) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. government, its agencies or instrumentalities), if

                  (a) such purchase would cause more than 5% of the portfolio's total assets, taken at market value, to be invested in the securities of such issuer, or

                  (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the portfolio.

         (7) Act as an underwriter, except as it may be deemed to be an underwriter in a sale of restricted securities held in its portfolio.

It is the fundamental policy of the portfolio not to concentrate its investments in securities of companies in any particular industry. In the opinion of the SEC, investments are concentrated in a particular industry if such investments aggregate 25% or more of the portfolio's total assets. The portfolio's policy does not apply to investments in U.S. government securities.

Non-Fundamental Investment Restrictions. The following restriction has been designated as non-fundamental and may be changed by a vote of the fund's Board of Trustees without approval of shareholders.

Each portfolio may not:

         (1) Purchase securities while borrowings are in excess of 5% of total assets.

         (2) (This restriction does not apply to Small Company Portfolio or Strategic Income Portfolio) Purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The payment of margin for purposes of entering into or maintaining a futures contract or option thereon shall not constitute a purchase of securities on margin.


Restrictions that apply to Pioneer Oak Ridge Large Cap Growth VCT Portfolio, Pioneer AmPac Growth VCT Portfolio and Pioneer Small and Mid Cap Growth VCT
Portfolio:


Fundamental Investment Restrictions:

Each portfolio may not:

         (1) Issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder. Senior securities that the portfolio may issue in accordance with the 1940 Act include borrowing, futures, when-issued and delayed delivery securities and forward foreign currency exchange transactions.

         (2) Borrow money, except the portfolio may: (a) borrow from banks or through reverse repurchase agreements in an amount up to 33 1/3% of the portfolio's total assets (including the amount borrowed); (b) to the extent permitted by applicable law, borrow up to an additional 5% of the portfolio's assets for temporary purposes; (c) obtain such short-term credits as are necessary for the clearance of portfolio transactions;
(d) purchase securities on margin to the extent permitted by applicable law; and
(e) engage in transactions in mortgage dollar rolls that are accounted for as financings. For Oak Ridge Large Cap Growth VCT Portfolio, in the opinion of the SEC, the portfolio's limitation on borrowing includes any pledge, mortgage or hypothecation of its assets.


         (3) Invest in real estate, except (a) that the portfolio may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate; and (b) the fund may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument or security.

         (4) Make loans, except that the portfolio may (i) lend portfolio securities in accordance with the portfolio's investment policies, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby the portfolio may directly lend to and borrow money from other affiliated funds to the extent permitted under the 1940 Act or an exemption therefrom, and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

         (5) Invest in commodities or commodity contracts, except that the portfolio may invest in currency instruments and currency contracts and financial instruments and financial contracts that might be deemed to be commodities and commodity contracts in accordance with applicable law. A futures contract, for example, may be deemed to be a commodity contract.

         (6) Make any investment inconsistent with its classification as a diversified open-end investment company (or series thereof) under the 1940 Act. Currently, diversification means that, with respect to 75% of its total assets, the portfolio may not purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if

                  (a) such purchase would cause more than 5% of the portfolio's total assets, taken at market value, to be invested in the securities of such issuer, or

                  (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the portfolio

         (7) Act as an underwriter, except insofar as the fund technically may be deemed to be an underwriter in connection with the purchase or sale of its portfolio securities.

It is a fundamental policy of the portfolio not to concentrate its investments in securities of companies in any particular industry. In the opinion of the SEC, investments are concentrated in a particular industry if such investments aggregate 25% or more of the portfolio's total assets. The portfolio's policy does not apply to investments in U.S. Government securities.

For purposes of investment restriction (2) above, mortgage dollar rolls accounted for as financings involve the sale by the fund of a mortgage-backed security to a financial institution and an agreement by the fund to repurchase the security at a later date at a price agreed upon at the time of the sale to provide cash for short-term purposes such as to satisfy redemption requests and avoid liquidating securities during unfavorable market conditions.

Non-Fundamental Investment Restrictions:

         (1) The investment objective of each portfolio is non-fundamental and may be changed by the Board of Trustees without shareholder approval. The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets (which includes borrowings for investment purposes) in a particular type of security as described in the principal investment strategies section. Will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its net assets plus borrowings for investment purposes as described in this section.

         (2) Each portfolio may not engage in short sales, except short sales against the box.

Restrictions that apply to Pioneer America Income VCT Portfolio:

The portfolio may not:

         (1) Borrow money, except from banks to meet redemptions in amounts not exceeding 33 1/3% (taken at the lower of cost or current value) of its total assets (including the amount borrowed). The portfolio does not intend to borrow money during the coming year, and will do so only as a temporary measure for extraordinary purposes or to facilitate redemptions. The portfolio will not purchase securities while any borrowings are outstanding.

         (2) Purchase securities on margin.

         (3) Make loans to any person, except by (a) the purchase of a debt obligation in which the portfolio is permitted to invest and (b) engaging in repurchase agreements.

         (4) Act as an underwriter, except as it may be deemed to be an underwriter in a sale of restricted securities.

         (5) Issue senior securities, except as permitted by restrictions nos. 2 and 4 above, and, for purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts and repurchase agreements entered into in accordance with the portfolio's investment policies.

         The fund, on behalf of the portfolio, has agreed to adopt certain additional investment restrictions which are not fundamental and may be changed by a vote of the fund's Board of Trustees without shareholder approval. Pursuant to these additional restrictions, the portfolio may not:

         (1) Make short sales of securities, unless by virtue of its ownership of other securities, the portfolio has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same terms and conditions, except that the portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

         (2) Pledge, mortgage or hypothecate its portfolio securities if at the time of such action the value of the securities so pledged, mortgaged or hypothecated would exceed 10% of the value of the portfolio.

         (3) Purchase or sell real estate except that the portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and real estate limited partnerships and
(v) hold and sell real estate acquired by the portfolio as a result of the ownership or securities.

         (4) Invest in assets, except in U.S. government securities and in when-issued commitments and repurchase agreements with respect to these securities.

Restrictions that apply to Pioneer Money Market VCT Portfolio:

The portfolio may not:

         (1) Except with respect to investments in obligations of (a) the U.S. government, its agencies, authorities or instrumentalities and (b) domestic banks, purchase any security if, as a result (i) more than 5% of the assets of the portfolio would be invested in the securities of any one issuer, or (ii) more than 25% of its assets would be invested in a particular industry.

         (2) Borrow money, except from banks to meet redemptions in amounts not exceeding 33 1/3% (taken at the lower of cost or current value) of its total assets (including the amount borrowed). The portfolio does not intend to borrow money during the coming year, and will do so only as a temporary measure for extraordinary purposes or to facilitate redemptions. The portfolio will not purchase securities while any borrowings are outstanding.

         (3) Make short sales of securities.

         (4) Purchase securities on margin.

         (5) Write, purchase or otherwise invest in any put, call, straddle or spread option or buy or sell real estate, commodities or commodity futures contracts or invest in oil, gas or mineral exploration or development programs.

         (6) Make loans to any person, except by (a) the purchase of a debt obligation in which the portfolio is permitted to invest and (b) engaging in repurchase agreements.

         (7) Knowingly purchase any security that is subject to legal or contractual restrictions on resale or for which there is no readily available market.

         (8) Purchase the securities of other investment companies or investment trusts, unless they are acquired as part of a merger, consolidation or acquisition of assets.

         (9) Purchase or retain the securities of any issuer if any officer or Trustee of the fund or the portfolio or its investment adviser is an officer or director of such issuer and beneficially owns more than 1/2 of 1% of the securities of such issuer and all of the officers and the Trustees of the fund and the portfolio's investment adviser together own more than 5% of the securities of such issuer.

         (10) Act as an underwriter, except as it may be deemed to be an underwriter in a sale of restricted securities.

         (11) Invest in companies for the purpose of exercising control or management.

         (12) Issue senior securities.

         In addition, in order to comply with certain non-fundamental policies of the portfolio, the portfolio will not pledge, mortgage or hypothecate its portfolio securities if at the time of such action the value of the securities so pledged, mortgaged or hypothecated would exceed 10% of the value of the portfolio. The term "person" as used in Investment Restriction No. 6 includes institutions as well as individuals. Policies in this paragraph may be changed by the Trustees without shareholder approval or notification.


Restrictions that apply to Pioneer Bond VCT Portfolio, Pioneer Growth Opportunities VCT Portfolio, and Pioneer Small Cap Value II VCT Portfolio:

Fundamental Investment Restrictions:

Each portfolio may not:

         (1) Issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder. Senior securities that the portfolio may issue in accordance with the 1940 Act include borrowing, futures, when-issued and delayed delivery securities and forward foreign currency exchange transactions.

         (2) Borrow money, except the portfolio may: (a) borrow from banks or through reverse repurchase agreements in an amount up to 33 1/3% of the portfolio's total assets (including the amount borrowed); (b) to the extent permitted by applicable law, borrow up to an additional 5% of the portfolio's assets for temporary purposes; (c) obtain such short-term credits as are necessary for the clearance of portfolio transactions; (d) purchase securities on margin to the extent permitted by applicable law; and (e) engage in transactions in mortgage dollar rolls that are accounted for as financings.

         (3) Invest in real estate, except (a) that the portfolio may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate; and (b) the portfolio may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument or security.

         (4) Make loans, except that the portfolio may (i) lend portfolio securities in accordance with the portfolio's investment policies, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby the portfolio may directly lend to and borrow money from other affiliated funds to the extent permitted under the 1940 Act or an exemption therefrom, and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

         (5) Invest in commodities or commodity contracts, except that the portfolio may invest in currency instruments and currency contracts and financial instruments and financial contracts that might be deemed to be commodities and commodity contracts in accordance with applicable law. A futures contract, for example, may be deemed to be a commodity contract.

         (6) Make any investment inconsistent with its classification as a diversified open-end investment company (or series thereof) under the 1940 Act. Currently, diversification means that, with respect to 75% of its total assets, the portfolio may not purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities and securities of investment companies), if

                  (a) such purchase would cause more than 5% of the portfolio's total assets, taken at market value, to be invested in the securities of such issuer, or

                  (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the portfolio

         (7) Act as an underwriter, except insofar as the portfolio technically may be deemed to be an underwriter in connection with the purchase or sale of its portfolio securities.

It is a fundamental policy of the portfolio not to concentrate its investments in securities of companies in any particular industry. The portfolio's policy does not apply to investments in U.S. Government securities.

For purposes of investment restriction (2) above, mortgage dollar rolls accounted for as financings involve the sale by the portfolio of a mortgage-backed security to a financial institution and an agreement by the portfolio to repurchase the security at a later date at a price agreed upon at the time of the sale to provide cash for short-term purposes such as to satisfy redemption requests and avoid liquidating securities during unfavorable market conditions.

Non-Fundamental Investment Restrictions:

         (1) The investment objective of each portfolio is non-fundamental and may be changed by the Board of Trustees without shareholder approval. The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its net assets (which includes borrowings for investment purposes) in a particular type of security as described in the principal investment strategies section. Each portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its net assets plus borrowings for investment purposes as described in this section.

         (2) Each portfolio may not engage in short sales, except short sales against the box.


3.   TRUSTEES AND OFFICERS


The fund's Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 80 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

-------------------------------------------------------------------------------------------------------------------------
Name, Age          Positions           Term of Office    Principal Occupation During      Other Directorships
and Address        Held With           and Length of     Past Five Years                  Held by this Trustee
                   the Fund            Service
-------------------------------------------------------------------------------------------------------------------------
Interested
Trustees:
-------------------------------------------------------------------------------------------------------------------------
John F. Cogan,     Chairman of         Since 1994.       Deputy Chairman and a Director   Chairman and Director, ICI
Jr.* (78)          the Board,          Serves until a    of Pioneer Global Asset          Mutual Insurance Company; and
                   Trustee and         successor is      Management S.p.A. ("PGAM");      Director of Harbor Global
                   President           elected or        Non-Executive Chairman and a     Company, Ltd
                                       earlier           Director of Pioneer Investment
                                       retirement        Management USA Inc.
                                       or removal.       ("PIM-USA"); Chairman and a
                                                         Director of Pioneer; Director
                                                         of Pioneer Alternative
                                                         Investment Management Limited
                                                         (Dublin); President and a
                                                         Director of Pioneer
                                                         Alternative Investment
                                                         Management (Bermuda) Limited
                                                         and affiliated funds;
                                                         President and Director of
                                                         Pioneer Funds Distributor,
                                                         Inc. ("PFD"); President of all
                                                         of the Pioneer Funds; and Of
                                                         Counsel (since 2000, partner
                                                         prior to 2000), Wilmer Cutler
                                                         Pickering Hale and Dorr LLP
                                                         (counsel to PIM-USA and the
                                                         Pioneer Funds)
-------------------------------------------------------------------------------------------------------------------------
Osbert M. Hood*    Trustee and         Since June,       President and Chief Executive    None
(52)               Executive           2003. Serves a    Officer, PIM-USA since May,
                   Vice                successor is      2003 (Director since January,
                   President           elected or        2001); President and Director
                                       earlier until     of Pioneer since May, 2003;
                                       retirement or     Chairman and Director of
                                       removal.          Pioneer Investment Management
                                                         Shareholder Services, Inc.
                                                         ("PIMSS ") since May, 2003;
                                                         Executive Vice President of
                                                         all of the Pioneer Funds since
                                                         June, 2003; Executive Vice
                                                         President and Chief Operating
                                                         Officer of PIM-USA, November
                                                         2000-May 2003; Executive Vice
                                                         President, Chief Financial
                                                         Officer and Treasurer, John
                                                         Hancock Advisers, LLC, Boston,
                                                         MA, November 1999-November
                                                         2000; Senior Vice President
                                                         and Chief Financial Officer,
                                                         John Hancock Advisers, LLC,
                                                         April 1997-November 1999.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Name, Age          Positions           Term of Office    Principal Occupation During      Other Directorships
and Address        Held With           and Length of     Past Five Years                  Held by this Trustee
                   the Fund            Service
-------------------------------------------------------------------------------------------------------------------------
Independent
Trustees:
-------------------------------------------------------------------------------------------------------------------------
David R. Bock      Trustee             Since 2005.       Senior Vice President and        Director of The Enterprise
(61)                                   Serves until a    Chief Financial Officer,         Social Investment Company
3050 K. Street                         successor trustee I-trax, Inc. (publicly traded    (privately-held affordable
NW,                                    is elected or     health care services company)    housing finance company);
Washington, DC                         earlier           (2001 - present); Managing       Director of New York
20007                                  retirement or     Partner, Federal City Capital    Mortgage Trust (publicly
                                       removal.          Advisors (boutique merchant      traded mortgage REIT)
                                                         bank)(1995 -2000; 2002 to
                                                         2004); Executive Vice
                                                         President and Chief Financial
                                                         Officer, Pedestal Inc.
                                                         (internet-based mortgage
                                                         trading company) (2000-2002)
-------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (56)  Trustee             Since September,  President, Bush International    Director of Brady
3509 Woodbine                          2000. Serves a    (international financial         (industrial Corporation
Street, Chevy                          successor is      advisory firm)                   identification and
Chase, MD 20815                        elected or                                         specialty coated material
                                       earlier until                                      products manufacturer),
                                       retirement or                                      Millennium Chemicals, Inc.
                                       removal.                                           (commodity chemicals),
                                                                                          Mortgage Guaranty Insurance
                                                                                          Corporation, and R.J.
                                                                                          Reynolds Tobacco Holdings,
                                                                                          Inc. (tobacco)
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Margaret B.W.      Trustee             Since September,  Founding Director, The           None
Graham (57)                            2000. Serves      Winthrop Group, Inc.
1001 Sherbrooke                        until a successor (consulting firm); Professor
Street West,                           is elected or     of Management, Faculty of
Montreal, Quebec,                      earlier           Management, McGill University
Canada                                 retirement or
H3A 1G5                                removal.
-------------------------------------------------------------------------------------------------------------------------
Marguerite A.      Trustee             Since 1995.       President and Chief Executive    Director of New America
Piret (56)                             Serves until a    Officer, Newbury, Piret &        High Income Fund, Inc.
One Boston Place,                      successor is      Company, Inc. (investment        (closed-end investment
28th Floor, Boston,                    elected or        banking firm)                    company)
MA 02108                               earlier
                                       retirement or
                                       removal.
-------------------------------------------------------------------------------------------------------------------------
Stephen K. West**  Trustee             Since 1995.       Senior Counsel, Sullivan &       Director, The Swiss
(76)                                   Serves until a    Cromwell (law firm)              Helvetia Fund, Inc.
125 Broad Street,                      successor is                                       (closed-end investment
New York, NY 10004                     elected or                                         company) and AMVESCAP PLC
                                       earlier                                            (investment managers)
                                       retirement or
                                       removal.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Name, Age          Positions           Term of Office    Principal Occupation During      Other Directorships
and Address        Held With           and Length of     Past Five Years                  Held by this Trustee
                   the Fund            Service
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
John Winthrop (68) Trustee             Since September,  President, John Winthrop &       None
One North Adgers                       2000. Serves      Co., Inc. (private investment
Wharf, Charleston,                     until a           firm)
SC 29401                               successor
                                       is elected or
                                       earlier
                                       retirement or
                                       removal.

-------------------------------------------------------------------------------------------------------------------------
Name, Age          Positions           Term of Office    Principal Occupation During      Other Directorships
and Address        Held With           and Length of     Past Five Years                  Held by this Officer
                   the Trust           Service
-------------------------------------------------------------------------------------------------------------------------
Trust Officers:
-------------------------------------------------------------------------------------------------------------------------
Dorothy E.         Secretary           Since November,   Secretary of PIM-USA; Senior     None
Bourassa (57)                          2000. Serves at   Vice President-Legal of
                                       the discretion    Pioneer; and Secretary/Clerk
                                       of board.         of most of PIM-USA's
                                                         subsidiaries since October
                                                         2000; Secretary of all of the
                                                         Pioneer Funds since September
                                                         2003 (Assistant Secretary from
                                                         November 2000 to September
                                                         2003); and Senior Counsel,
                                                         Assistant Vice President and
                                                         Director of Compliance of
                                                         PIM-USA from April 1998
                                                         through October 2000
-------------------------------------------------------------------------------------------------------------------------
Christopher J.     Assistant           Since September,  Assistant Vice President and     None
Kelley (40)        Secretary           2003. Serves at   Senior Counsel of Pioneer
                                       the discretion    since July 2002; Vice
                                       of board.         President and Senior Counsel
                                                         of BISYS Fund Services, Inc.
                                                         (April 2001 to June 2002);
                                                         Senior Vice President and
                                                         Deputy General Counsel of
                                                         Funds Distributor, Inc. (July
                                                         2000 to April 2001; Vice
                                                         President and Associate
                                                         General Counsel from July 1996
                                                         to July 2000); Assistant
                                                         Secretary of all Pioneer Funds
                                                         since September 2003
-------------------------------------------------------------------------------------------------------------------------
David C.           Assistant           Since September,  Partner, Wilmer Cutler           None
Phelan (47)        Secretary           2003. Serves at   Pickering Hale and Dorr LLP;
                                       the discretion    Assistant Secretary of all
                                       of board.         Pioneer Funds since September
                                                         2003
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Name, Age          Positions           Term of Office    Principal Occupation During      Other Directorships
and Address        Held With           and Length of     Past Five Years                  Held by this Trustee
                   the Fund            Service
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Vincent Nave (59)  Treasurer           Since November,   Vice President-Fund              None
                                       2000. Serves at   Accounting, Administration and
                                       the discretion    Custody Services of Pioneer
                                       of board.         (Manager from September 1996
                                                         to February 1999); and
                                                         Treasurer of all of the
                                                         Pioneer Funds (Assistant
                                                         Treasurer from June 1999 to
                                                         November 2000)
-------------------------------------------------------------------------------------------------------------------------
Mark E.            Assistant           Since November    Deputy Treasurer of Pioneer      None
Bradley (45)       Treasurer           2004. Serves at   since 2004; Treasurer and
                                       the discretion    Senior Vice President, CDC
                                       of the Board      IXIS Asset Management Services
                                                         from 2002 to 2003; Assistant
                                                         Treasurer and Vice President,
                                                         MFS Investment Management from
                                                         1997 to 2002; and Assistant
                                                         Treasurer of all of the
                                                         Pioneer Funds since November
                                                         2004
-------------------------------------------------------------------------------------------------------------------------
Luis I.            Assistant           Since November,   Assistant Vice President-Fund    None
Presutti (39)      Treasurer           2000. Serves at   Accounting, Administration and
                                       the discretion    Custody Services of Pioneer
                                       of board.         (Fund Accounting Manager from
                                                         1994 to 1999); and Assistant
                                                         Treasurer of all of the
                                                         Pioneer Funds since November
                                                         2000
-------------------------------------------------------------------------------------------------------------------------
Gary Sullivan      Assistant           Since May, 2002.  Fund Accounting Manager - Fund   None
(46)               Treasurer           Serves at the     Accounting, Administration and
                                       discretion        Custody Services of Pioneer;
                                       of board.         and Assistant Treasurer of all
                                                         of the Pioneer Funds since May
                                                         2002
-------------------------------------------------------------------------------------------------------------------------
Katharine Kim      Assistant           Since September,  Fund Administration Manager -    None
Sullivan (31)      Treasurer           2003. Serves at   Fund Accounting,
                                       the discretion    Administration and Custody
                                       of board.         Services since June 2003;
                                                         Assistant Vice President -
                                                         Mutual Fund Operations of
                                                         State Street Corporation from
                                                         June 2002 to June 2003
                                                         (formerly Deutsche Bank Asset
                                                         Management); Pioneer Fund
                                                         Accounting, Administration and
                                                         Custody Services (Fund
                                                         Accounting Manager from August
                                                         199 to May 2002, Fund
                                                         Accounting Services Supervisor
                                                         from 1997 to July 1999);
                                                         Assistant Treasurer of all
                                                         Pioneer Funds since September
                                                         2003
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Name, Age          Positions           Term of Office    Principal Occupation During      Other Directorships
and Address        Held With           and Length of     Past Five Years                  Held by this Trustee
                   the Fund            Service
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Martin J. Wolin    Chief               Since October     Chief Compliance Officer of      None
(37)               Compliance          2004. Serves at   Pioneer (Director of
                   Officer             the discretion    Compliance and Senior Counsel
                                       of the Board      from November 2000 to
                                                         September 2004); Vice
                                                         President and Associate
                                                         General Counsel of UAM Fund
                                                         Services, Inc. (mutual fund
                                                         administration company) from
                                                         February 1998 to November
                                                         2000; and Chief Compliance
                                                         Officer of all of the Pioneer
                                                         Funds.
-------------------------------------------------------------------------------------------------------------------------



* Mr. Cogan and Mr. Hood are Interested Trustees because each is an officer or director of Pioneer and certain of its affiliates.

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, each portfolio's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

Board Committees


During the most recent fiscal year, the Board of Trustees held 9meetings. Each Trustee attended at least 75% of such meetings.


The Board of Trustees has an Audit Committee, an Independent Trustees Committee, a Nominating Committee, a Valuation Committee and a Policy Administration Committee. Committee members are as follows:

Audit


David R. Bock, Margaret B.W. Graham, and Marguerite A. Piret (Chair)


Independent Trustees


David R. Bock, Mary K. Bush, Margaret B.W. Graham (Chair), Marguerite A. Piret, Stephen K. West and John Winthrop


Nominating


Mary K. Bush, Marguerite A. Piret and John Winthrop (Chair)


Valuation

Marguerite A. Piret (Chair), Stephen K. West and John Winthrop

Policy Administration


Mary K. Bush (Chair), John Winthrop and Stephen K. West

During the most recent fiscal year, the Audit, Nominating, Valuation, Independent Trustees and Policy Administration Committees held 9, 4, 4, 7, and 10 meetings, respectively.


The Board of Trustees has adopted a charter for the Audit Committee. In accordance with its charter, the purposes of the Audit Committee are to:


         act as a liaison between the fund's independent registered public accounting firm and the full Board of Trustees of the fund;

         discuss with the fund's independent registered public accounting firm their judgments about the quality of the fund's accounting principles and underlying estimates as applied in the fund's financial reporting;


         review and assess the renewal materials of all related party contracts and agreements, including management advisory agreements, underwriting contracts, administration agreements, distribution contracts, and transfer agency contracts, among any other instruments and agreements that may be appropriate from time to time;

         review and approve insurance coverage and allocations of premiums between management and the fund and among the Pioneer Funds;

         review and approve expenses under the administration agreement between Pioneer and the fund and allocations of such expenses among the Pioneer Funds; and


         receive on a periodic basis a formal written statement delineating all relationships between the auditors and the fund or Pioneer; to actively engage in a dialogue with the independent registered public accounting firm with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm; and to recommend that the Trustees take appropriate action in response to the independent registered public accounting firm's reports to satisfy itself of the independent registered public accounting firm's independence.


The Nominating Committee reviews the qualifications of any candidate recommended by the Independent Trustees to serve as an Independent Trustee and makes a recommendation regarding that person's qualifications. The Committee does not accept nominations from shareholders.

The Valuation Committee reviews the valuation assigned to certain securities by Pioneer in accordance with the fund's valuation procedures.

The Policy Administration Committee reviews the implementation of certain of the fund's administrative policies and procedures.

The Independent Trustees Committee reviews the fund's management contracts and other related party contracts annually and is also responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting alone.

The fund's Declaration of Trust provides that the fund will indemnify the Trustees and officers against liabilities and expenses incurred in connection with any litigation in which they may be involved because of their offices with the fund, unless it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

Compensation of Officers and Trustees


The fund pays no salaries or compensation to any of its officers. The Pioneer Funds, including the portfolios, compensate their trustees as follows:

each fund with assets less than $250 million pays each Trustee who is not affiliated with PIM-USA, Pioneer, PFD, PIMSS or UniCredito Italiano (i.e., Independent Trustees) an annual fee of $1,000.
the remaining compensation of the Independent Trustees is allocated to each fund with assets greater than $250 million based on the fund's net assets.
the Interested Trustees receive an annual fee of $500 from each fund, except in the case of funds with net assets of $50 million or less, which pay each Interested Trustee an annual fee of $200. Pioneer reimburses the fund for the fees paid to the Interested Trustees.

See "Compensation of Officers and Trustees" in Annual Fee, Expense and Other Information.


Other Information

Material Relationships of the Independent Trustees. For purposes of the statements below:

the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person;

an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, UniCredito Italiano is an entity that is in a control relationship with Pioneer;

a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, for which Pioneer or any of its affiliates act as investment adviser or for which PFD or any of its affiliates act as principal underwriter. For example, the fund's related funds include all of the Pioneer Funds and any non-U.S. funds managed by Pioneer or its affiliates.


As of December 31, 2004, none of the Independent Trustees, nor any of their immediate family members, beneficially owned any securities issued by Pioneer, UniCredito Italiano or any other entity in a control relationship to Pioneer or PFD. During the calendar years 2003 and 2004, none of the Independent Trustees, nor any of their immediate family members, had any direct or indirect interest (the value of which exceeded $60,000), whether by contract, arrangement or otherwise, in Pioneer, UniCredito Italiano, or any other entity in a control relationship to Pioneer or PFD. During the calendar years 2003 and 2004, none of the Independent Trustees, nor any of their immediate family members, had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each a "fund related party"):


the fund
an officer of the fund
a related fund
an officer of any related fund
Pioneer
PFD
an officer of Pioneer or PFD
any affiliate of Pioneer or PFD
an officer of any such affiliate


During the calendar years 2003 and 2004, none of the Independent Trustees, nor any of their immediate family members, had any relationship (the value of which exceeded $60,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payment for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services, except that Mr. West, an Independent Trustee, is Senior Counsel to Sullivan & Cromwell and acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell by the fund and the other Pioneer Funds was approximately $126,603 and $208,010 in each of 2003 and 2004.


During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediate family members, served as a member of a board of directors on which an officer of any of the following entities also serves as a director:

Pioneer
PFD
UniCredito Italiano
any other entity in a control relationship with Pioneer or PFD

None of the fund's Trustees or officers has any arrangement with any other person pursuant to which that Trustee or officer serves on the Board of Trustees. During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:

the fund
any related fund
Pioneer
PFD
any affiliated person of the fund, Pioneer or PFD
UniCredito Italiano

o        any other entity in a control relationship to the fund, Pioneer or PFD

Factors Considered by the Independent Trustees in Approving the Management Contracts and Subadvisory Agreements. The 1940 Act requires that the fund's management contracts and subadvisory agreements be approved annually by both the Board of Trustees and a majority of the Independent Trustees voting separately. The Independent Trustees have determined that the terms of the management contracts and subadvisory agreements are fair and reasonable and that the contracts are in the best interest of the portfolios. The Independent Trustees believe that the management contracts and subadvisory agreements will enable the fund to enjoy high quality investment advisory services at a cost they deem appropriate, reasonable and in the best interests of each portfolio and its shareholders. In making such determinations, the Independent Trustees met independently from the Interested Trustees of the fund and any officers of Pioneer or its affiliates. The Independent Trustees also relied upon the assistance of counsel to the Independent Trustees and counsel to the fund.


In evaluating the management contracts and the sub-advisory agreements for the portfolios sub-advised by AEW Management and Advisors, L.P., L. Roy Papp & Associates, LLC and Oak Ridge Asset Management, LLC (the "sub-advised portfolios"), the Independent Trustees reviewed materials furnished by Pioneer, including information regarding Pioneer, UniCredito Italiano, their respective affiliates and their personnel, operations and financial condition, and materials furnished by AEW Management and Advisors, L.P. , L. Roy Papp & Associates, LLP and Oak Ridge Asset Management, LLC and their respective affiliates, personnel, operations and financial conditions. The Independent Trustees discussed with representatives of each firms their respective abilities to provide advisory and other services to the sub-advised portfolios. The Independent Trustees also reviewed:


the investment performance of the Pioneer Funds and the investment companies managed by the sub-advisers with similar investment strategies as the sub-advised portfolios;

the fee charged by Pioneer for investment advisory and administrative services, as well as other compensation received by PFD and PIMSS, and the fees Pioneer would pay to the sub-advisers;

the portfolios projected total operating expenses;

the investment performance, fees and total expenses of investment companies with similar objectives and strategies managed by other investment advisers;

the experience of the investment advisory and other personnel providing services to the fund and the historical quality of the services provided by the sub-advisers; and

the profitability to Pioneer and the sub-advisers of managing the portfolios.

The Independent Trustees considered the following as relevant to their recommendations: (1) the favorable history, reputation, qualification and background of Pioneer and UniCredito Italiano and each sub-adviser, as well as the qualifications of their personnel and their respective financial conditions;
(2) that the fee and expense ratios of the fund are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar investment companies; and (3) the relative performance of similar funds advised by Pioneer and the sub-advisers, since commencement of operations to comparable investment companies and unmanaged indices. The Independent Trustees deemed each of these factors to be relevant to their consideration of the fund's management contracts and subadvisory agreements.

Share Ownership. See Annual Fee, Expense and Other Information for annual information on the ownership of fund shares by the Trustees, the fund's officers and owners in excess of 5% of any class of shares of the fund and a table indicating the value of shares that each Trustee beneficially owns in the fund and in all the Pioneer Funds.

Code of Ethics. The fund's Board of Trustees approved a code of ethics under Rule 17j-1 under the 1940 Act that covers the fund, Pioneer and certain of Pioneer's affiliates. The code of ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the fund.

Proxy Voting Policies. The policies that the portfolios use in voting proxies are attached as Appendix B to this statement of additional information. Information regarding how the portolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerfunds.com and on the SEC's website at http://www.sec.gov.


4.       INVESTMENT ADVISER

The fund on behalf of each portfolio has contracted with Pioneer to act as its investment adviser. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano. Certain Trustees or officers of a portfolio are also directors and/or officers of certain of UniCredito Italiano's subsidiaries (see management biographies above). Pioneer has entered into an agreement with its affiliate, Pioneer Investment Management Limited ("PIML"), pursuant to which PIML provides certain services and personnel to Pioneer.

As a portfolio's investment adviser, Pioneer provides a portfolio with investment research, advice and supervision and furnishes an investment program for a portfolio consistent with a portfolio's investment objective and policies, subject to the supervision of the Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to a portfolio's securities transactions, and reports to the Trustees on a portfolio's investments and performance.


Under the terms of its management contract with each portfolio, Pioneer pays all the operating expenses, including executive salaries and the rental of office space, relating to its services for the portfolio, with the exception of the following, which are paid by the portfolio: (i) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer or its affiliates, office space and facilities and personnel compensation, training and benefits; (ii) the charges and expenses of auditors; (iii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent, registrar or any other agent appointed by the portfolio; (iv) issue and transfer taxes chargeable to the portfolio in connection with securities transactions to which the portfolio is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the portfolio to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the portfolio and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (vii) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the portfolio and the Trustees; (ix) any fees paid by the portfolio in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (x) compensation of those Trustees of the portfolio who are not affiliated with, or interested persons of, Pioneer, the portfolio (other than as Trustees), PIM-USA or PFD; (xi) the cost of preparing and printing share certificates; (xii) interest on borrowed money, if any. In addition, the portfolio pays brokers' and underwriting commissions chargeable to the portfolio in connection with its securities transactions. In the case of Pioneer Oak Ridge Large Cap Growth VCT Portfolio, Pioneer AmPac GrowthVCT Portfolio, Pioneer Small and Mid Cap Growth VCT Portfolio, Pioneer Value VCT Portfolio, Pioneer Bond VCT Portfolio, Pioneer Growth Opportunities VCT Portfolio, and Pioneer Small Cap Value II VCT Portfolio, the following operating expenses also are paid by the portfolio: any other expense that the portfolio, Pioneer or any other agent of the portfolio may incur (A) as a result of a change in the law or regulations, (B) as a result of a mandate from the Board of Trustees with associated costs of a character generally assumed by similarly structured investment companies or (C) that is similar to the expenses listed above, and that is approved by the Board of Trustees (including a majority of the Independent Trustees) as being an appropriate expense of the portfolio. The Trustees' approval of and the terms, continuance and termination of the management contracts are governed by the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as applicable. Pursuant to the management contract, Pioneer will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any securities on the recommendation of Pioneer. Pioneer, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of its reckless disregard of its obligations and duties under the management contract.

Advisory Fee. As compensation for the management services each portfolio pays Pioneer a fee at the annual rate of the applicable portfolio's average daily net assets set forth below.


                                                              Management Fee as a
                                                              Percentage of Portfolio's
Portfolio                                                     Average Daily Net Assets
America Income Portfolio                                               0.55%
AmPac Growth Portfolio                                                 0.75% up to $1 billion and 0.70% on
                                                                             assets over $1 billion
Balanced Portfolio                                                     0.65%
Bond Portfolio                                                         0.50%
Emerging Markets Portfolio                                             1.15%
Equity Income Portfolio                                                0.65%
Europe Portfolio                                                       1.00%
Growth Opportunities Portfolio                                         0.74%
Growth Shares Portfolio                                                0.70%
High Yield Portfolio                                                   0.65%
International Value Portfolio                                          1.00%
Mid Cap Value Portfolio                                                0.65%
Money Market Portfolio                                                 0.50%
Oak Ridge Large Cap Growth Portfolio                                   0.75% up to $1 billion and 0.70% on
                                                                             assets over $1 billion
Pioneer Fund Portfolio                                                 0.65%
Real Estate Shares Portfolio  0.80%
Small and Mid Cap Growth Portfolio                                     0.75% up to $1 billion and 0.70% on
                                                                             assets over $1 billion
Small Cap Value Portfolio                                              0.75%
Small Cap Value II Portfolio                                           0.75%
Small Company Portfolio                                                0.75%
Strategic Income Portfolio                                             0.65%
Value Portfolio                                                        0.75%


The above management fees are normally computed daily and paid monthly in arrears.

Investment Subadvisers. Pioneer has engaged Oak Ridge Investments, LLC ("Oak Ridge") to act as the subadviser to Pioneer Oak Ridge Large Cap Growth VCT Portfolio. Pioneer oversees the portfolio's operations and supervises Oak Ridge, which is responsible for portfolio's assets that Pioneer designates from time to time. With respect to the current fiscal year, Pioneer anticipates that it will designate Oak Ridge as being responsible for the management of all the portfolio's assets. Oak Ridge will, among other things, continuously review and analyze the investments in the portfolio and, subject to the supervision of Pioneer, manage the investment and reinvestment of the portfolio's assets. Oak Ridge, a Delaware limited liability company, is registered as an investment adviser under the Advisers Act. Oak Ridge was established in 1989 and had approximately $1.9 billion in assets under management as of December 31, 2004. Oak Ridge's principal place of business is located at 10 South LaSalle Street, Chicago, Illinois 60603.


Pioneer and Oak Ridge have entered into a subadvisory contract, dated March 12, 2004, pursuant to which Oak Ridge has agreed, among other things, to:

comply with the provisions of the fund's Declaration of Trust and By-laws, the 1940 Act, the Advisers Act and the investment objectives, and restrictions of the portfolio;

causeOak Ridge Large Cap Growth VCT Portfolio to comply with the requirements of Subchapter M of the Code for qualification as a regulated investment company;

comply with any policies, guidelines, procedures and instructions as Pioneer may from time to time establish;

maintain separate books and detailed records of all matters pertaining to the portion of Oak Ridge Large Cap Growth VCT Portfolio's assets advised by the Oak Ridge required by Rule 31a-1 under the 1940 Act relating to its responsibilities provided hereunder with respect to Oak Ridge Large Cap Growth VCT Portfolio;

ensure that its Access Persons comply in all respects with Oak Ridge's Code of Ethics, as in effect from time to time; and

furnish reports to the Trustees and Pioneer.

For its services, Oak Ridge is entitled to a subadvisory fee from Pioneer at an annual rate of the portfolio's average daily net assets as set forth below. The fee will be paid monthly in arrears. The portfolio does not pay a fee to Oak Ridge.

PIONEER OAK RIDGE LARGE CAP GROWTH ASSETS                                       RATE
First $250 Million                                                              0.45%
Greater than $250 Million and less than or equal to $500 Million                0.40%
Greater than $500 Million and less than or equal to $750 Million                0.35%
Greater than $750 Million                                                       0.30%


Pioneer has engaged L. Roy Papp & Associates, LLP ("Papp") to act as the subadviser to Pioneer AmPac Growth VCT Portfolio and Pioneer Small and Mid Cap Growth VCT Portfolio. Pioneer oversees the portfolios' operations and supervises Papp, which is responsible for the day-to-day management of the portfolios. As described in the prospectus, Papp serves as the portfolios' investment subadviser with respect to a portion of the portfolios' assets that Pioneer designates from time to time. With respect to the current fiscal year, Pioneer anticipates that it will designate Papp as being responsible for the management of all the portfolios' assets, with the exception of the portfolios' cash balances, which will be invested by Pioneer. Papp will, among other things, continuously review and analyze the investments in the portfolios and, subject to the supervision of Pioneer, manage the investment and reinvestment of the portfolios' assets. Papp, an investment adviser to individuals, trusts, retirement plans, endowments and foundations, is registered as an investment adviser under the Advisers Act, was established in 1978 and had approximately $570 million in assets under management as of December 31, 2004. Papp is an Arizona limited liability partnership owned and controlled by its partners, of whom there were eleven at the date of this Statement of Additional Information:
L. Roy Papp, Harry A. Papp, Robert L. Mueller, Rosellen C. Papp, Jeffrey N. Edwards, Victoria S. Cavallero, Julie A. Hein, Jane E. Couperus, John L Stull, Russell A. Biehl and Timothy K. Hardaway. L. Roy Papp owns a majority interest in the partnership. Papp's principal place of business is located at 6225 North 24th Street, Suite 150, Phoenix, Arizona 85016.


Pioneer and Papp have entered into a subadvisory contract, dated March 12, 2004, pursuant to which Papp has agreed, among other things, to:


comply with the provisions of the fund's Declaration of Trust and By-laws, the 1940 Act, the Advisers Act and the investment objectives, policies and restrictions of the respective portfolio;


cause the respective portfolio to comply with the requirements of Subchapter M of the for qualification as a regulated investment company;

comply with any policies, guidelines, procedures and instructions as Pioneer may from time to time establish;

maintain separate books and detailed records of all matters pertaining to the portion of the fund's assets advised by Papp required by Rule 31a-1 under the 1940 Act relating to its responsibilities provided with respect to the portfolio;

ensure that its Access Persons comply in all respects with Papp's Code of Ethics, as in effect from time to time; and

furnish reports to the Trustees and Pioneer.

For its services, Papp is entitled to a subadvisory fee from Pioneer at an annual rate of 0.40% of the each Papp portfolio's average daily net assets up to $500 million and 0.30% of the portfolios' average daily net assets greater than $500 million. The fee will be paid monthly in arrears. The portfolios do not pay a fee to the subadviser.


Pioneer has engaged AEW Management and Advisors, L.P. ("AEW") to act as the subadviser to Pioneer Real Estate Shares VCT Portfolio. Pioneer oversees the portfolios' operations and supervises AEW, which is responsible for the day-to-day management of the portfolios.As described in the prospectus, AEW serves as the real estate portfolio's investment subadviser with respect to a portion of the real estate portfolio's assets that Pioneer designates from time to time. With respect to the current fiscal year, Pioneer anticipates that it will designate AEW as being responsible for the management of all the real estate portfolio's assets, with the exception of the real estate portfolio's cash balances, which will be invested by Pioneer. AEW will, among other things, continuously review and analyze the investments in the real estate portfolio's portfolio and, subject to the supervision of Pioneer, manage the investment and reinvestment of the real estate portfolio's assets. AEW, a Delaware limited partnership is an investment adviser registered with the SEC. AEW and its affiliates provide real estate investment advice to public, corporate, union and government pension plans and endowments.

As of December 31, 2004, AEW and its affiliates managed $22.1 billion of client capital. AEW specializes in designing and executing real estate investment strategies focused in three areas: direct investments in real estate, real estate-related securities, such as REITs, and high-return debt and equity investments in real estate projects. AEW is a wholly owned subsidiary of IXIS Asset Management North America. AEW is located at World Trade Center East, Two Seaport Lane, Boston, Massachusetts 02210.

Pioneer and AEW have entered into a subadvisory contract, dated as of May 3, 2004, pursuant to which AEW has agreed, among other things, to:

         o comply with the provisions of the Declaration of Trust and By-laws, the 1940 Act, the Advisers Act and the investment objectives, policies and restrictions of the real estate portfolio;

         o cause the portfolio to comply with the requirements of Subchapters L and M of the Code;

         o comply with any policies, guidelines, procedures and instructions as Pioneer may from time to time establish;

         o be responsible for voting proxies and acting on other corporate actions;

         o maintain separate books and detailed records of all matters pertaining to the portion of the real estate portfolio's assets advised by AEW required by Rule 31a-1 under the 1940 Act relating to its responsibilities provided hereunder with respect to the portfolio;

         o ensure that its Access Persons comply in all respects with AEW's Code of Ethics, as in effect from time to time; and furnish reports to the Trustees and Pioneer.

For its services, AEW is entitled to a subadvisory fee from Pioneer at an annual rate of 0.40% of the first $100 million of the combined average daily net assets of the Pioneer Real Estate Shares VCT Portfolio and Pioneer Real Estate Shares (another real estate fund managed by Pioneer) and 0.30% of the combined average daily net assets of the Real Estate Shares VCT Portfolio and Pioneer Real Estate Shares in excess of $100 million. As of December 31, 2004, the combined assets of the Real Estate Shares VCT Portfolio and Pioneer Real Estate Shares were $262,124,779 The fee will be paid monthly in arrears. The portfolio has no responsibility to pay any fee to AEW.

Pioneer has received an order from the SEC that permits Pioneer, subject to the approval of the Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the Real Estate Shares VCT Portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the SEC adopts a rule that would supersede the order, Pioneer and the Real Estate Shares VCT Portfolio intend to rely on such rule to permit Pioneer, subject to the approval of the Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the real estate portfolio without shareholder approval. The existing shareholders of the Real Estate Shares VCT Portfolio approved this policy at a special meeting of shareholders held on April 29, 2004.

Expense Limitation Agreements. Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary expenses to the extent required to reduce a portfolio's Class I share total annual operating expenses to a specified percentage of average daily net assets attributable to Class I shares as indicated below. The portion of portfolio expenses attributable to Class II shares of a portfolio will be reduced only to the extent such expenses were reduced for the Class I shares of the portfolio. As of the date of this statement of additional information, expense limitations are in effect for Am Pac Growth Portfolio, Bond Portfolio, Emerging Markets Portfolio, Europe Portfolio, Growth Opportunities Portfolio, Oak Ridge Large Cap Growth Portfolio, Small Cap Value Portfolio, Small Cap Value II Portfolio,
Small Company Portfolio, Small and Mid Cap Growth Portfolio,
Strategic Income Portfolio and Value Portfolio. AmPac Growth Portfolio, Oak Ridge Large Cap Growth Portfolio, Small and Mid Cap Growth Portfolio, and Value Portfolio only have Class II shares available so Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary expenses to the extent required to reduce a portfolio's Class II share total annual operating expenses to a specified percentage of average daily net assets attributable to Class II shares as indicated below. Any differences in the fee waiver and expense limitation among classes result from rounding in the daily calculation of a class' net assets and expense limit, which may exceed 0.01% annually. Pioneer expects to continue its limitation of expenses for the relevant portfolio unless the expense limit agreement with the fund on behalf of the portfolio is terminated pursuant to the terms of the expense limit agreement.

                                                     Percentage of Portfolio's
Portfolio                                            Average Daily Net Assets
---------                                            ------------------------
AmPac Growth Portfolio                                0.95% (Class II specific)
Bond Portfolio                                        0.62% (Class I)
Emerging Markets Portfolio                            1.75% (Class I)
Europe Portfolio                                      1.50% (Class I)
Growth Opportunities Portfolio                        0.79% (Class I)
Oak Ridge Large Cap Growth Portfolio                  0.95% (Class II specific)
Small Cap Value Portfolio                             1.25% (Class I)
Small Cap Value II Portfolio                          1.01% (Class I)
Small Company Portfolio                               1.25% (Class I)
Small and Mid Cap Growth Portfolio                    1.00% (Class II specific)
Strategic Income Portfolio                            1.25% (Class I)
Value Portfolio                                       1.50% (Class II specific)


See "Annual Fee, Expense and Other Information" for the management fees paid to Pioneer during recently completed fiscal years.

Administration Agreement. The fund has entered into an administration agreement with Pioneer pursuant to which certain accounting and legal services which are expenses payable by the portfolios under the management contract are performed by Pioneer and pursuant to which Pioneer is reimbursed for its costs of providing such services. See "Annual Fee, Expense and Other Information" for fees the fund paid to Pioneer for administration and related services.

Potential Conflict of Interest. Pioneer also serves as investment adviser to other mutual funds and other accounts with investment objectives identical or similar to those of a portfolio. Securities frequently meet the investment objectives of a portfolio and these other mutual funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the accounts managed by Pioneer or the subadviser, including the fund, seeks to acquire the same security at about the same time, a portfolio may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, a portfolio may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for a portfolio. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other accounts managed by Pioneer or the subadviser may have the same or similar investment objectives and policies as a portfolio, their portfolios do not generally consist of the same investments as a portfolio or each other, and their performance results are likely to differ from those of a portfolio.

Personal Securities Transactions. The fund, Pioneer, PFD and the subadvisers have adopted a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees , including, in the case of Pioneer's code, designated employees of PIML. Each code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. Each code is on public file with and available from the SEC. Personnel of the subadviser to any portfolio are subject to the subadviser's code of ethics, which has been reviewed by the Board.

5.       PRINCIPAL UNDERWRITER

PFD, 60 State Street, Boston, Massachusetts 02109, serves as the principal underwriter for the fund in connection with the continuous offering of shares of the portfolios. PFD is an indirect wholly owned subsidiary of PIM-USA. The fund will not generally issue shares for consideration other than cash. At the fund's sole discretion, however, it may issue shares for consideration other than cash in connection with an acquisition of portfolio securities pursuant to a purchase of assets, merger or other reorganization.

It is the fund's general practice to repurchase its shares of beneficial interest for cash consideration in any amount; however, the redemption price of shares of a portfolio may, at Pioneer's discretion, be paid in portfolio securities. The fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the portfolio's net asset value during any 90-day period for any one shareholder. Should the amount of redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the portfolio's net asset value. You may incur additional costs, such as brokerage fees and taxes, and risks, including a decline in the value of the securities you receive, if the fund makes an in-kind distribution. The selection of such securities will be made in such manner as the Board deems fair and reasonable; however, the fund will not distribute illiquid securities in kind.

Class II 12b-1 Plan

The fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to its Class II shares pursuant to which the Class II shares of the fund will pay a distribution fee at the annual rate of up to 0.25% of the fund's average daily net assets. The distribution fee is intended to compensate PFD for its Class II distribution services to the fund. The fund has not adopted a plan of distribution with respect to its Class I shares.

In accordance with the terms of the plan of distribution, PFD provides to the fund for review by the Trustees a quarterly written report of the amounts expended and the purpose for which such expenditures were made. In the Trustees' quarterly review of the plan of distribution, they will consider the continued appropriateness and the level of compensation the plan of distribution provides. The distribution plan is a compensation plan, which means that the amount of payments under the plan are not linked to PFD's expenditures, and, consequently, PFD can make a profit under the plan.

No interested person of the fund, nor any Trustee of the fund who is not an interested person of the fund, has any direct or indirect financial interest in the operation of the plan of distribution except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the plan of distribution by the fund and except to the extent certain officers may have an interest in PFD's ultimate parent, UniCredito Italiano, or in UniCredito Italiano's subsidiaries.

The plan of distribution was adopted by a majority vote of the Board of Trustees, including all of the Trustees who are not, and were not at the time they voted, interested persons of the fund, as defined in the 1940 Act (none of whom has or have any direct or indirect financial interest in the operation of the plan of distribution), cast in person at a meeting called for the purpose of voting on the plan of distribution. In approving the plan of distribution, the Trustees identified and considered a number of potential benefits which the it may provide. The Board of Trustees believes that there is a reasonable likelihood that the plan of distribution will benefit the fund and its current and future shareholders. Under its terms, the plan of distribution remains in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The plan of distribution may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the class affected thereby, and material amendments of the plan of distribution must also be approved by the Trustees in the manner described above. The plan of distribution may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the fund and who have no direct or indirect financial interest in the operations of the plan of distribution, or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the respective Class of the fund.

6.       CUSTODIAN

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the custodian of each portfolio's assets. The custodian's responsibilities include safekeeping and controlling the portfolio's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the portfolio's investments.

7.       INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116-5072, the portfolios' independent registered public accounting firm, provides audit services, tax return review, and assistance and consultation with respect to the preparation of filings with the SEC.

8.       PORTFOLIO MANAGEMENT

Additional information about the Portfolio Managers

Pioneer discloses additional information about the portfolio managers including: other accounts managed by the portfolio managers, potential conflicts of interest, compensation of portfolio managers, and share ownership by portfolio manager. This information for each portfolio is attached as Appendix C to this statement of additional information.

9.       PORTFOLIO TRANSACTIONS


All orders for the purchase or sale of portfolio securities are placed on behalf of a portfolio by Pioneer pursuant to authority contained in the portfolio's management contract. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.). Pioneer seeks to obtain the best execution on portfolio trades on behalf of the fund. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

Fixed income securities purchased and sold on behalf of a portfolio normally will be traded in the over-the-counter market on a net basis (i.e. without commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. The cost of such securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's markup or markdown. Pioneer normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Some securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission.

Pioneer may select broker-dealers that provide brokerage and/or research services to a portfolio and/or other investment companies or other accounts managed by Pioneer or over which they or their affiliates exercise investment discretion. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, a portfolio may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of a portfolio and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Pioneer in rendering investment management services to a portfolio as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to a portfolio. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to a portfolio. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of a portfolio as well as shares of other investment companies managed by Pioneer. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of a portfolio.

The fund anticipates that its brokerage transactions involving securities of issuers domiciled in countries other than the United States generally will be conducted primarily on the principal stock exchanges of such countries. Transaction costs on foreign stock exchange transactions generally are higher than in the United States, although the fund will endeavor to achieve the best net results in effecting its portfolio transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States. The fund's ability and decision to purchase and sell portfolio securities may be affected by foreign laws and regulations relating to the convertibility and repatriation of assets.

The Pioneer funds have entered into third-party brokerage and/or expense offset arrangements to reduce the funds' total operating expenses. Pursuant to third-party brokerage arrangements, certain of the funds that invest primarily in U.S. equity securities may incur lower custody fees by directing brokerage to third-party broker-dealers. Pursuant to expense offset arrangements, the funds incur lower transfer agency expenses by maintaining their cash balances with the custodian. See "Financial highlights" in the prospectus.

See the table in "Annual Fee, Expense and Other Information" for aggregate brokerage and underwriting commissions paid by a portfolio in connection with its portfolio transactions during recently completed fiscal years. The Board of Trustees periodically reviews Pioneer's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of a portfolio.


10.      DESCRIPTION OF SHARES


The fund's Agreement and Declaration of Trust, dated as of September 16, 1994, as amended (the "Declaration"), permits the Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest (without par value) which may be divided into such separate series as the Trustees may establish. Currently, the fund consists of 16 portfolios. The Trustees may, however, establish additional portfolios of shares, and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests. The Declaration further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of Class I and Class II shares. Each share of a class of a portfolio represents an equal proportionate interest in the portfolio allocable to that class. The shares of each class of a portfolio participate equally in the earnings, dividends and assets of the portfolio, and are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all portfolios vote together in the election and selection of Trustees and accountants. Upon liquidation of a portfolio, shareholders of each class of the portfolio are entitled to share pro rata in the portfolio's net assets available allocable to such class for distribution to shareholders.

Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to a meeting of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees. A portfolio is not required, and does not intend, to hold annual shareholder meetings although special meetings may be called for the purpose of electing or removing Trustees, changing fundamental investment restrictions or approving a management contract.

The shares of each series of a portfolio are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of Trustees and accountants. Shares of all series of a portfolio vote together as a class on matters that affect all series of a portfolio in substantially the same manner. As to matters affecting a single series or class, shares of such series or class will vote separately. No amendment adversely affecting the rights of shareholders may be made to the Declaration without the affirmative vote of a majority of a portfolio's shares. Shares have no preemptive or conversion rights.

As a Delaware statutory trust, a portfolio's operations are governed by the Declaration. Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act statute (the "Delaware Act") provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration expressly provides that a portfolio is organized under the Delaware Act and that the Declaration is to be governed by Delaware law. There is nevertheless a possibility that a Delaware statutory trust, such as a portfolio, might become a party to an action in another state whose courts refused to apply Delaware law, in which case a portfolio's shareholders could become subject to personal liability.

To guard against this risk, the Declaration (i) contains an express disclaimer of shareholder liability for acts or obligations of a portfolio and provides that notice of such disclaimer may be given in each agreement, obligation or instrument entered into or executed by a portfolio or its Trustees, (ii) provides for the indemnification out of fund property of any shareholders held personally liable for any obligations of a portfolio or any series of a portfolio and (iii) provides that a portfolio shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a portfolio and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) a portfolio itself would be unable to meet its obligations. In light of Delaware law, the nature of a portfolio's business and the nature of its assets, the risk of personal liability to a fund shareholder is remote.

In addition to the requirements under Delaware law, the Declaration provides that a shareholder of a portfolio may bring a derivative action on behalf of a portfolio only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of a portfolio, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse a portfolio for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Declaration further provides that a portfolio shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of a portfolio. The Declaration does not authorize a portfolio to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

The Declaration provides that any Trustee who is not an "interested person" of Pioneer shall be considered to be independent for purposes of Delaware law notwithstanding the fact that such Trustee receives compensation for serving as a trustee of the fund or other investment companies for which Pioneer acts as investment adviser.


11.      PRICING OF SHARES


The net asset value per share of each class of a portfolio is determined as of the close of regular trading (currently 4:00 p.m., Eastern time) on each day on which the Exchange is open for trading. As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of a portfolio is also determined on any other day in which the level of trading in its portfolio securities is sufficiently high so that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. No portfolio is required to determine its net asset value per share on any day in which no purchase orders for the shares of the portfolio become effective and no shares of the portfolio are tendered for redemption.

The net asset value per share of each class of a portfolio is computed by taking the value of all of the portfolio's assets attributable to a class less the portfolio's liabilities attributable to that class, and dividing it by the number of outstanding shares for the class. For purposes of determining net asset value, expenses of each class of a portfolio are accrued daily.

Money Market Portfolio

Except as set forth in the following paragraph, Money Market Portfolio's investments are valued on each business day on the basis of amortized cost, if the Board of Trustees determines in good faith that the method approximates fair value. This technique involves valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price such portfolio would receive if it sold the investment. During periods of declining interest rates, the yield on shares of Money Market Portfolio computed as described below may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio investments. Thus, if the use of amortized cost by Money Market Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the portfolio would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values. The converse would apply in a period of rising interest rates.

In determining Money Market Portfolio's net asset value, "when-issued" securities will be valued at the value of the security at the time the commitment to purchase is entered into.

The valuation of Money Market Portfolio's investments based upon their amortized cost and the concomitant maintenance of the portfolio's per share net asset value of $1.00 is permitted in accordance with Rule 2a-7 under the 1940 Act, pursuant to which the portfolio must adhere to certain conditions which are described in detail in the prospectus. Money Market Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less. The maturities of variable rate demand instruments held by the portfolio will be deemed to be the longer of the demand period or the period remaining until the next interest rate adjustment, although stated maturities may be in excess of one year. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the price per share of each class of Money Market Portfolio for the purpose of maintaining sales and redemptions at a single value. Such procedures will include review of the portfolio's holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the portfolio's net asset value per class calculated by using available market quotations deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Trustees determine that such a deviation exists, they have agreed to take such corrective action as they regard as necessary and appropriate, including: (i) the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; (ii) withholding dividends; (iii) redeeming shares in kind; or (iv) establishing a net asset value per share by using available market quotations. It is the intention of the Fund to maintain Money Market Portfolio's per-share net asset value at $1.00 but there can be no assurance of this.

All Other Portfolios

Securities are valued at the last sale price on the principal exchange or market where they are traded. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices. Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the fund's independent pricing services. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of the fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the Exchange and will therefore not be reflected in the computation of the fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith by the Trustees. All assets of the fund for which there is no other readily available valuation method are valued at their fair value as determined in good faith by the Trustees, although the actual computations may be made by persons acting pursuant to the direction of the Board of Trustees.

Ordinarily, investments in debt securities are valued on the basis of information furnished by a pricing service which utilizes primarily a matrix system (which reflects such factors as security prices, yields, maturities and ratings), supplemented by dealer and exchange quotations. Other securities are valued at the last sale price on the principal exchange or market where they are traded. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of determining a securities fair value. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices.

Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by a portfolio's independent pricing services. Generally, trading in non U.S. securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of a portfolio's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the Exchange and will therefore not be reflected in the computation of a portfolio's net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by a portfolio could change on a day you cannot buy or sell shares of the portfolio.


When prices determined using the foregoing methods are not available or are considered by Pioneer to be unreliable, a portfolio may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the fund's trustees. A portfolio also may use the fair value of a security, including a non-U.S. security, when Pioneer determines that prices determined using the foregoing methods no longer accurately reflect the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by a portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. For this reason, the value of any international securities owned by the fund could change on a day you cannot buy or sell shares of the fund. In connection with making fair value determinations of the value of fixed income securities, the fund's Trustees may use a pricing matrix. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of determining a security's fair value.


The net asset value per share of each class of the fund is computed by taking the value of all of the fund's assets attributable to a class, less the fund's liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of the fund are accrued daily and taken into account.


12.      TAX STATUS


Each portfolio is treated as a separate entity for U.S. federal income tax purposes. It is each portfolio's policy to meet the requirements of Subchapter M of the Code for qualification as a regulated investment company. These requirements relate to the sources of a portfolio's income, the diversification of its assets and the distribution of its income to shareholders. If a portfolio meets all such requirements and distributes to its shareholders, in accordance with the Code's timing requirements, all investment company taxable income, net tax-exempt interest and net capital gain, if any, which it earns, the portfolio will be relieved of the necessity of paying U.S. federal income tax.


In order to qualify as a regulated investment company under Subchapter M of the Code, a portfolio must, among other things, derive at least 90% of its annual gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies and, for tax years beginning after October 22, 2004, net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code), or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test"), and satisfy certain annual distribution and quarterly diversification requirements. For purposes of the 90% income test, the character of income earned by certain entities in which the portfolio invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships (other than qualified publicly traded partnerships) or trusts) will generally pass through to the portfolio. Consequently, a portfolio may be required to limit its equity investments in such entities that earn fee income, rental income, or other nonqualifying income.


Each portfolio must, and intends to, comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on a portfolio by the 1940 Act and Subchapter M of the Code, place certain limitations on the assets of each separate account. Section 817(h) and these regulations treat the assets of the portfolios as assets of the related separate accounts and, among other things, limit the extent to which the assets of a portfolio may be represented by any one, two, three or four investments. Specifically, the Treasury regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the value of the total assets of a portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies. However, the failure of a Qualified Plan to be or remain qualified under the Code could cause the separate accounts to fail to meet such diversification requirements.

Failure by a separate account to satisfy the Section 817(h) requirements would generally result in adverse treatment of the variable contract holders, differing from the treatment described in the applicable variable contract prospectus, by causing the contracts to lose their favorable tax status and requiring a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. In addition, failure by a portfolio to qualify as a regulated investment company would subject the portfolio to federal and state income taxation of all of its taxable income and gain, whether or not distributed to shareholders.

In general, assuming that a portfolio has sufficient earnings and profits, dividends from investment company taxable income, which includes net investment income, net short-term capital gain in excess of net long-term capital loss, and certain net foreign exchange gains, and net tax-exempt interest, are treated as ordinary income, and dividends from net long-term capital gain in excess of net short-term capital loss ("net capital gain"), if any, that are designated as capital gain dividends are treated as long-term capital gain for U.S. federal income tax purposes without regard to the length of time shares of the portfolio have been held, and whether such dividends are received in cash or reinvested in additional shares. All dividends are treated for federal income tax purposes as received by the insurance company or a Qualified Plan rather than by the owner of the variable contract or plan participant.

Although dividends generally will be treated as distributed when paid, any dividend declared by a portfolio as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

Foreign exchange gains and losses realized by a portfolio in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to a portfolio's principal business of investing in stock or securities (or its options or futures contracts with respect to stock or securities) may have to be limited in order to enable the portfolio to satisfy the 90% income test. If the net foreign exchange loss for a year were to exceed a portfolio's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the portfolio or its shareholders in future years.

If a portfolio acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the portfolio could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the portfolio is timely distributed to its shareholders. The portfolio would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the applicable portfolio to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of gains from the sale of stock of passive foreign investment companies as ordinary income. A portfolio may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

Certain of the portfolios may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the portfolios. Tax rules are not entirely clear about issues such as when a portfolio may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a portfolio, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income tax.

If a portfolio invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if a portfolio elects to include market discount in income currently), the portfolio generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the portfolio must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income tax. Therefore, the portfolio may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

For U.S. federal income tax purposes, each portfolio is permitted to carry forward a net capital loss for any year to offset its own capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the portfolio and therefore are not expected to be distributed as such to shareholders. Each portfolio's capital loss carryforwards, if any, are set forth on "Annual Fee, Expense and Other Information."

Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in portfolio shares is properly treated as a sale for tax purposes, as the following discussion assumes. In general, if portfolio shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the same portfolio (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss would generally be included in the U.S. federal tax basis of the shares acquired in the other investments.


Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement, but under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.


Options written or purchased and futures contracts entered into by a portfolio on certain securities, indices and foreign currencies, as well as certain foreign currency forward contracts, may cause the portfolio to recognize gains or losses from marking-to-market at the end of its taxable year even though such options may not have lapsed, been closed out, or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the portfolios as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described above, and may accordingly produce ordinary income or loss. Additionally, the fund may be required to recognize gain if an option, forward contract, futures contract, short sale or other transaction that is not subject to the mark to market rules is treated as an "appreciated financial position" of a "constructive sale" held by the fund under Section 1259 of the Code. Any net mark to market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the portfolio may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which a portfolio's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable a portfolio to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures or forward contracts and straddles may affect the amount, timing and character of a portfolio's income and gains or losses and hence of its distributions to shareholders.

Each portfolio that may invest in countries other than the U.S. may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains, with respect to its investments in those countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The portfolios do not expect to pass through to their shareholders their pro rata shares of qualified non-U.S. taxes paid by the portfolios, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns. The portfolios, however, generally may deduct any foreign taxes that are not passed through to their shareholders in computing their income available for distribution to shareholders to satisfy applicable tax distribution requirements.

A Qualified Plan participant whose retirement plan invests in a portfolio generally is not taxed on portfolio dividends or distributions received by the plan or on sales or exchanges of portfolio shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as Qualified Plans. Participants in Qualified Plans should consult their tax advisers for more information.

If, as anticipated, each portfolio continues to qualify as a regulated investment company under the Code, each such portfolio will not be required to pay any Massachusetts income, corporate excise or franchise taxes.

The description of certain federal tax provisions above relates solely to U.S. federal income tax law as it applies to the portfolios and to certain aspects of their distributions. It does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities and insurance companies. Shareholders should consult their own tax advisers on these matters and on state, local, foreign, and other applicable tax laws.


13.      INVESTMENT RESULTS


See "Annual Fee, Expense and Other Information" for performance information for each class of fund shares as of the most recently completed fiscal year.


14.      FINANCIAL STATEMENTS

The fund's financial statements and financial highlights for the fiscal year ended December 31, 2004 appearing in the fund's annual reports, filed with the SEC on March 11, 2005 (Accession No. 0000908996-05-000027), are incorporated by reference into this statement of additional information. The financial statements and financial highlights for the fiscal year ended December 31, 2004 have been audited by Ernst & Young LLP, independent registered public accounting firm, as indicated in their reports thereon, incorporated by reference herein, and are incorporated in reliance upon such reports, given on the authority of Ernst & Young LLP as experts in accounting and auditing.

When the fund issued its December 31, 2001 annual reports, Arthur Andersen LLP was the independent accountant for the fund. Arthur Andersen ceased operations in 2002.

The fund's annual reports and more recent semiannual reports include the financial statements referenced above and are available without charge upon request by calling Shareholder Services at 1-800-225-6292.

14.      ANNUAL FEE, EXPENSE AND OTHER INFORMATION

Portfolio Turnover

The annual portfolio turnover rate for each of the portfolios for the fiscal year ended December 31, 2004 was:


America Income                              37%
AmPac Growth                                 7%
Balanced                                    30%
Bond                                        57%
Emerging Markets                            66%
Equity Income                               19%
Europe                                      55%
Growth Opportunities                        19%
Growth Shares                              206%
High Yield                                  42%
International Value                        129%
Mid Cap Value                               55%
Money Market                                N/A
Oak Ridge Large Cap Growth                  21%
Pioneer Fund                                17%
Real Estate Shares                          35%
Small and Mid Cap Growth                    44%
Small Cap Value                             36%
Small Cap Value II                          27%
Small Company                              114%
Strategic Income                            53%
Value                                       52%


Share Ownership


As of March 31, 2005, the officers and trustees of the fund owned beneficially in the aggregate less than 1% of the outstanding shares of the fund. The following is a list of the holders of 5% or more of any of the portfolios' Class I or Class II shares as of March 31, 2005.

--------------------------------------------------------------------------------------------------------------------
Portfolio               Class         Number of Shares   % of Class    Record Holder
--------------------------------------------------------------------------------------------------------------------
America Income            I              3,031,991.427           98.35 ALLMERICA FINANCIAL LIFE CO
                                                                       ACCUMULATION ACCOUNT
                                                                       ATTN: SEPARATE ACCOUNTING
                                                                       440 LINCOLN ST
                                                                       WORCESTER MA 01653-0002
--------------------------------------------------------------------------------------------------------------------
America Income            II               907,783.263           58.26 TRAVELLERS LIFE & ANNUITY CO
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Portfolio               Class         Number of Shares   % of Class    Record Holder
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
America Income            II               650,151.450           41.73 TRAVELLERS INSURANCE COMPANY
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
AmPac Growth              II                82,349.077           47.60 TRAVELLERS LIFE & ANNUITY CO
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
AmPac Growth              II                80,618.370           46.60 TRAVELLERS INSURANCE COMPANY
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
AmPac Growth              II                10,000.000            5.78 PIONEER FUND DISTRIBUTOR INC
                                                                       60 STATE STREET
                                                                       BOSTON, MA 02109-1800
--------------------------------------------------------------------------------------------------------------------
Balanced                  I              2,326,996.722           99.06 ALLMERICA FINANCIAL LIFE CO
                                                                       ACCUMULATION ACCOUNT
                                                                       ATTN: SEPARATE ACCOUNTING
                                                                       440 LINCOLN ST
                                                                       WORCESTER MA 01653-0002
--------------------------------------------------------------------------------------------------------------------
Balanced                  II               518,629.061           62.49 TRAVELLERS LIFE & ANNUITY CO
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
Balanced                  II               311,231.616           37.50 TRAVELLERS INSURANCE COMPANY
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
Bond                      I              3,451,469,925           99.93 SYMETRA FINANCIAL
                                                                       4854 154TH PLACE NE
                                                                       REDMOND, WA 98052-9664
--------------------------------------------------------------------------------------------------------------------
Emerging Markets          I                400,304.624           96.15 ALLMERICA FINANCIAL LIFE CO
                                                                       ACCUMULATION ACCOUNT
                                                                       ATTN: SEPARATE ACCOUNTING
                                                                       440 LINCOLN ST
                                                                       WORCESTER MA 01653-0002
--------------------------------------------------------------------------------------------------------------------
Emerging Markets          II               998,267.074           65.27 ALLMERICA FINANCIAL LIFE CO
                                                                       DELAWARE ACCOUNT
                                                                       ATTN: SEPARATE ACCOUNTING
                                                                       440 LINCOLN ST
                                                                       WORCESTER MA 01653-0002
--------------------------------------------------------------------------------------------------------------------
Emerging Markets          II               262,270.412           17.14 TRAVELLERS LIFE & ANNUITY CO
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Portfolio               Class         Number of Shares   % of Class    Record Holder
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Emerging Markets          II               205,684.954           13.44 TRAVELLERS INSURANCE COMPANY
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
Equity Income             I              5,329,171.113           56.53 ALLMERICA FINANCIAL LIFE CO
                                                                       ACCUMULATION ACCOUNT
                                                                       ATTN: SEPARATE ACCOUNTING
                                                                       440 LINCOLN ST
                                                                       WORCESTER MA 01653-0002
--------------------------------------------------------------------------------------------------------------------
Equity Income             I              4,022,732.478           42.67 AETNA LIFE INSURANCE &
                                                                       ANNUITY CO
                                                                       151 FARMINGTON AVE - TN41
                                                                       HARTFORD CT 06156-0001
--------------------------------------------------------------------------------------------------------------------
Equity Income             II             2,939,063.351           58.45 IDS LIFE INSURANCE COMPANY
                                                                       222 AXP FINANCIAL CENTER
                                                                       MINNEAPOLIS MN 55474-0002
--------------------------------------------------------------------------------------------------------------------
Equity Income             II               309,366.540            6.15 IDS LIFE INSURANCE COMPANY OF NEW YORK
                                                                       222 AXP FINANCIAL CENTER
                                                                       MINNEAPOLIS MN 55474-0002
--------------------------------------------------------------------------------------------------------------------
Equity Income             II               388,856.460            7.73 TRAVELLERS INSURANCE COMPANY
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
Equity Income             II               686,202.810           13.64 TRAVELLERS LIFE & ANNUITY CO
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
Europe                    I                842,034.033           98.64 ALLMERICA FINANCIAL LIFE CO
                                                                       ACCUMULATION ACCOUNT
                                                                       ATTN: SEPARATE ACCOUNTING
                                                                       440 LINCOLN ST
                                                                       WORCESTER MA 01653-0002
--------------------------------------------------------------------------------------------------------------------
Europe                    II               636,264.455           74.46 IDS LIFE INSURANCE COMPANY
                                                                       222 AXP FINANCIAL CENTER
                                                                       MINNEAPOLIS MN 55474-0002
--------------------------------------------------------------------------------------------------------------------
Europe                    II                70,146.193            8.20 IDS LIFE INSURANCE
                                                                       COMPANY OF NEW YORK
                                                                       222 AXP FINANCIAL CENTER
                                                                       MINNEAPOLIS MN 55474-0002
--------------------------------------------------------------------------------------------------------------------
Europe                    II                51,622.540            6.04 TRAVELLERS LIFE & ANNUITY CO
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
Europe                    II                59,630.103            6.97 TRAVELLERS INSURANCE COMPANY
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Portfolio               Class         Number of Shares   % of Class    Record Holder
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Growth Opportunities      I              9,188,455.353           60.41 SYMETRA FINANCIAL
                                                                       4854 154TH PLACE NE
                                                                       REDMOND, WA 98052-9664
--------------------------------------------------------------------------------------------------------------------
Growth Opportunities      I              1,057,667.851            6.95 AMERICAN UNITED LIFE
                                                                       AUL AMERICAN UNIT INVESTMENT TRUST
                                                                       SEPARATE ACCOUNT II
                                                                       ONE AMERICAN SQUARE
                                                                       PO BOX 1995
                                                                       INDIANAPOLIS, IN 46206-9102
--------------------------------------------------------------------------------------------------------------------
Growth Opportunities      I              2,913,440.671           19.15 AMERICAN UNITED LIFE
                                                                       AUL GROUP RETIREMENT ANNUITY
                                                                       SEPARATE ACCOUNT II
                                                                       ONE AMERICAN SQUARE
                                                                       PO BOX 1995
                                                                       INDIANAPOLIS, IN 46206-9102
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Portfolio               Class         Number of Shares   % of Class    Record Holder
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Growth Shares             I              2,298,572.382           98.16 ALLMERICA FINANCIAL LIFE CO
                                                                       ACCUMULATION ACCOUNT
                                                                       ATTN: SEPARATE ACCOUNTING
                                                                       440 LINCOLN ST
                                                                       WORCESTER MA 01653-0002
--------------------------------------------------------------------------------------------------------------------
Growth Shares             II               492,270.771           77.48 TRAVELLERS LIFE & ANNUITY CO
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
Growth Shares             II               115,177.910           18.12 TRAVELLERS INSURANCE COMPANY
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
High Yield                I              3,843,028.738           67.81 ALLMERICA FINANCIAL LIFE CO
                                                                       ACCUMULATION ACCOUNT
                                                                       ATTN: SEPARATE ACCOUNTING
                                                                       440 LINCOLN ST
                                                                       WORCESTER MA 01653-0002
--------------------------------------------------------------------------------------------------------------------
High Yield                I                564,131.151            9.95 AETNA LIFE INSURANCE &
                                                                       ANNUITY CO
                                                                       ING FUND OPERATIONS
                                                                       151 FARMINGTON AVE - TN41
                                                                       HARTFORD CT 06156-0001
--------------------------------------------------------------------------------------------------------------------
High Yield                I                757,662.239           13.37 NATIONWIDE INSURANCE CO
                                                                       C/O IPO PORTFOLIO ACCOUNTING I
                                                                       PO BOX 182029
                                                                       COLUMBUS OH 43218-2029
--------------------------------------------------------------------------------------------------------------------
High Yield                I                370,683.337            6.54 NATIONWIDE INSURANCE CO
                                                                       C/O IPO PORTFOLIO ACCOUNTING II
                                                                       PO BOX 182029
                                                                       COLUMBUS OH 43218-2029
--------------------------------------------------------------------------------------------------------------------
High Yield                II             2,705,184.713           73.04 TRAVELLERS LIFE & ANNUITY CO
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
High Yield                II               971,978.365           26.24 TRAVELLERS INSURANCE COMPANY
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Portfolio               Class         Number of Shares   % of Class    Record Holder
--------------------------------------------------------------------------------------------------------------------
International Value       I              1,791,340.973           98.65 ALLMERICA FINANCIAL LIFE CO
                                                                       ACCUMULATION ACCOUNT
                                                                       ATTN: SEPARATE ACCOUNTING
                                                                       440 LINCOLN ST
                                                                       WORCESTER MA 01653-0002
--------------------------------------------------------------------------------------------------------------------
International Value       II               270,545.705           68.83 TRAVELLERS LIFE & ANNUITY CO
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
International Value       II               122,429.914           31.14 TRAVELLERS INSURANCE COMPANY
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
Mid Cap Value             I              3,997,885.168           32.63 ALLMERICA FINANCIAL LIFE CO
                                                                       ACCUMULATION ACCOUNT
                                                                       ATTN: SEPARATE ACCOUNTING
                                                                       440 LINCOLN ST
                                                                       WORCESTER MA 01653-0002
--------------------------------------------------------------------------------------------------------------------
Mid Cap Value             I              1,926,948.905           15.73 SYMETRA FINANCIAL
                                                                       4854 154TH PLACE NE
                                                                       REDMOND, WA 98052-9664
--------------------------------------------------------------------------------------------------------------------
Mid Cap Value             I              1,065,315.078            8.69 UNITED OF OMAHA LIFE INS CO
                                                                       ATTN: PRODUCT ACCT ING &
                                                                       REPORTING - 11TH FLOOR
                                                                       MUTUAL OF OMAHA PLAZA
                                                                       OMAHA NE 68175-0001
--------------------------------------------------------------------------------------------------------------------
Mid Cap Value             I              4,318,213.702           35.25 AETNA LIFE INSURANCE &
                                                                       ANNUITY CO
                                                                       151 FARMINGTON AVE - TN41
                                                                       HARTFORD CT 06156-0001
--------------------------------------------------------------------------------------------------------------------
Mid Cap Value             I                691,061.486            5.64 SECURITY LIFE OF DENVER INSURANCE CO
                                                                       ING VARIABLE ANNUITIES
                                                                       ING FUND OPERATIONS
                                                                       151 FARMINGTON AVENUE
                                                                       HARTFORD CT 06156-0001
--------------------------------------------------------------------------------------------------------------------
Mid Cap Value             II            21,058,470.445           89.56 ING USA ANNUITY & LIFE INSURANCE COMPANY
                                                                       ING FUND OPERATIONS
                                                                       151 FARMINGTON AVENUE
                                                                       HARTFORD CT 06156-0001
--------------------------------------------------------------------------------------------------------------------
Money Market              I             26,517,212.860           58.61 ALLMERICA FINANCIAL LIFE CO
                                                                       ACCUMULATION ACCOUNT
                                                                       ATTN: SEPARATE ACCOUNTING
                                                                       440 LINCOLN ST
                                                                       WORCESTER MA 01653-0002
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Portfolio               Class         Number of Shares   % of Class    Record Holder
--------------------------------------------------------------------------------------------------------------------
Money Market              I             18,396,347.920           40.66 SYMETRA FINANCIAL
                                                                       4854 154TH PLACE NE
                                                                       REDMOND, WA 98052-9664
--------------------------------------------------------------------------------------------------------------------
Oak Ridge Large Cap       II               281,511.044           47.16 TRAVELLERS LIFE & ANNUITY CO
Growth                                                                 PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
Oak Ridge Large Cap       II               305,344.550           51.15 TRAVELLERS INSURANCE COMPANY
Growth                                                                 PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
Pioneer Fund              I              6,455,229.407           30.83 ALLMERICA FINANCIAL LIFE CO
                                                                       ACCUMULATION ACCOUNT
                                                                       ATTN: SEPARATE ACCOUNTING
                                                                       440 LINCOLN ST
                                                                       WORCESTER MA 01653-0002
--------------------------------------------------------------------------------------------------------------------
Pioneer Fund              I             11,257,080.502           53.77 SYMETRA FINANCIAL
                                                                       4854 154TH PLACE NE
                                                                       REDMOND, WA 98052-9664
--------------------------------------------------------------------------------------------------------------------
Pioneer Fund              I              1,082,949.668            5.17 AMERICAN UNITED LIFE
                                                                       AUL GROUP RETIREMENT ANNUITY
                                                                       SEPARATE ACCOUNT II
                                                                       ONE AMERICAN SQUARE
                                                                       PO BOX 1995
                                                                       INDIANAPOLIS, IN 46206-9102
--------------------------------------------------------------------------------------------------------------------
Pioneer Fund              II             4,163,484.217           61.46 ING USA ANNUITY & LIFE
                                                                       INSURANCE CO ING FUND OPERATIONS
                                                                       151 FARMINGTON AVENUE
                                                                       HARTFORD CT 06156-0001
--------------------------------------------------------------------------------------------------------------------
Pioneer Fund              II               642,408.279            9.48 ALLMERICA FINANCIAL LIFE CO
                                                                       ACCUMULATION ACCOUNT
                                                                       ATTN: SEPARATE ACCOUNTING
                                                                       440 LINCOLN ST
                                                                       WORCESTER MA 01653-0002
--------------------------------------------------------------------------------------------------------------------
Pioneer Fund              II             1,021,740.358           15.08 TRAVELLERS LIFE & ANNUITY CO
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
Pioneer Fund              II               407,168.955           61.46 TRAVELLERS INSURANCE COMPANY
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
Real Estate               I              1,041,262.457           74.48 ALLMERICA FINANCIAL LIFE CO
                                                                       ACCUMULATION ACCOUNT
                                                                       ATTN: SEPARATE ACCOUNTING
                                                                       440 LINCOLN ST
                                                                       WORCESTER MA 01653-0002
--------------------------------------------------------------------------------------------------------------------
Real Estate               I                336,274.699           24.05 UNITED OF OMAHA LIFE INS CO
                                                                       ATTN: PRODUCT ACCT ING &
                                                                       REPORTING - 11TH FLOOR
                                                                       MUTUAL OF OMAHA PLAZA
                                                                       OMAHA NE 68175-0001
--------------------------------------------------------------------------------------------------------------------
Real Estate               II             1,953,697.357           72.78 ALLMERICA FINANCIAL LIFE CO
                                                                       ACCUMULATION ACCOUNT
                                                                       ATTN: SEPARATE ACCOUNTING
                                                                       440 LINCOLN ST
                                                                       WORCESTER MA 01653-0002
--------------------------------------------------------------------------------------------------------------------
Real Estate               II               154,509.434            5.75 FIRST ALLMERICA FINANCIAL
                                                                       LIFE CO
                                                                       DELAWARE ACCOUNT
                                                                       ATTN: SEPARATE ACCOUNTING
                                                                       440 LINCOLN ST
                                                                       WORCESTER MA 01653-0002
--------------------------------------------------------------------------------------------------------------------
Real Estate               II               324,626.776           12.09 TRAVELLERS LIFE & ANNUITY CO
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
Real Estate               II               234,579.829            8.73 TRAVELLERS INSURANCE COMPANY
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
Small & Mid Cap           II               146,917.065           45.76 TRAVELLERS LIFE & ANNUITY CO
Growth                                                                 PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Portfolio               Class         Number of Shares   % of Class    Record Holder
--------------------------------------------------------------------------------------------------------------------
Small & Mid Cap           II               164,074.517           51.11 TRAVELLERS INSURANCE COMPANY
Growth                                                                 PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
Small Cap Value           I                652,746.442           53.47 ALLMERICA FINANCIAL LIFE CO
                                                                       ACCUMULATION ACCOUNT
                                                                       ATTN: SEPARATE ACCOUNTING
                                                                       440 LINCOLN ST
                                                                       WORCESTER MA 01653-0002
--------------------------------------------------------------------------------------------------------------------
Small Cap Value           I                404,376.769           33.12 SECURITY LIFE OF DENVER INS
                                                                       CO
                                                                       ING VARIABLE ANNUITIES
                                                                       1475 DUNWOODY DR
                                                                       WEST CHESTER PA 19380-1478
--------------------------------------------------------------------------------------------------------------------
Small Cap Value           I                145,352.643           11.90 RELIASTAR LIFE INSURANCE CO
                                                                       ING FUND OPERATIONS
                                                                       151 FARMINGTON AVENUE
                                                                       HARTFORD CT 06156-0001
--------------------------------------------------------------------------------------------------------------------
Small Cap Value           II               480,787.969           51.43 TRAVELLERS LIFE & ANNUITY CO
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
Small Cap Value           II               254,875.426           27.26 TRAVELLERS INSURANCE COMPANY
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
Small Cap Value           II               150,886.556           16.14 SYMETRA FINANCIAL
                                                                       4854 154TH PLACE NE
                                                                       REDMOND, WA 98052-9664
--------------------------------------------------------------------------------------------------------------------
Small Cap Value           II                47,322.531            5.06 UNITED OF OMAHA LIFE INS CO
                                                                       ATTN: PRODUCT ACCT ING &
                                                                       REPORTING - 11TH FLOOR
                                                                       MUTUAL OF OMAHA PLAZA
                                                                       OMAHA NE 68175-0001
--------------------------------------------------------------------------------------------------------------------
Small Cap Value II        I              1,976,809.875           81.89 SYMETRA FINANCIAL
                                                                       4854 154TH PLACE NE
                                                                       REDMOND, WA 98052-9664
--------------------------------------------------------------------------------------------------------------------
Small Cap Value II        I                171,902.863            7.12 GREAT WEST LIFE & ANNUITY
                                                                       GWLA VARIABLE ANNUITY 1 SIGNATURE
                                                                       8515 EAST ORCHARD ROAD 2T2
                                                                       ENGLEWOOD, CO 8011-5002
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Portfolio               Class         Number of Shares   % of Class    Record Holder
--------------------------------------------------------------------------------------------------------------------
Small Cap Value II        I                215,716.208            8.93 GREAT WEST LIFE & ANNUITY
                                                                       GWLA VARIABLE ANNUITY 1 SELECT
                                                                       8515 EAST ORCHARD ROAD 2T2
                                                                       ENGLEWOOD, CO 8011-5002
--------------------------------------------------------------------------------------------------------------------
Small Company             I                261,192.624           95.30 ALLMERICA FINANCIAL LIFE CO
                                                                       ACCUMULATION ACCOUNT
                                                                       ATTN: SEPARATE ACCOUNTING
                                                                       440 LINCOLN ST
                                                                       WORCESTER MA 01653-0002
--------------------------------------------------------------------------------------------------------------------
Small Company             II               125,809.611           15.35 TRAVELLERS LIFE & ANNUITY CO
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
Small Company             II                56,120.414            6.84 TRAVELLERS INSURANCE COMPANY
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
Small Company             II               624,655.103           76.22 ING USA ANNUITY & LIFE
                                                                       INSURANCE CO ING FUND OPERATIONS
                                                                       151 FARMINGTON AVENUE
                                                                       HARTFORD CT 06156-0001
--------------------------------------------------------------------------------------------------------------------
Strategic Income          I              1,809,819.928           96.47 ALLMERICA FINANCIAL LIFE CO
                                                                       ACCUMULATION ACCOUNT
                                                                       ATTN: SEPARATE ACCOUNTING
                                                                       440 LINCOLN ST
                                                                       WORCESTER MA 01653-0002
--------------------------------------------------------------------------------------------------------------------
Strategic Income          II             1,485,432.852           53.37 TRAVELLERS LIFE & ANNUITY CO
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
Strategic Income          II             1,293,015.993           46.45 TRAVELLERS INSURANCE COMPANY
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
Value                     II                 24,851.49           10.54 PIONEER FUNDS DISTRIBUTOR INC
                                                                       60 STATE STREET
                                                                       BOSTON MA 02109-1800
--------------------------------------------------------------------------------------------------------------------
Value                     II               563,762.129           57.64 TRAVELLERS LIFE & ANNUITY CO
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
Value                     II               389,379.598           39.81 TRAVELLERS INSURANCE COMPANY
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------

Trustee Ownership of Shares of the Fund and Other Pioneer Funds


The following table indicates the value of shares that each Trustee beneficially owned in the fund and Pioneer Funds in the aggregate as of December 31, 2004. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on December 31, 2004. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on December 31, 2004. The dollar ranges in this table are in accordance with SEC requirements.

------------------------------------ --------------------------- -------------------------------------------
                                     Dollar Range of             Aggregate Dollar Range of Equity
                                     Equity Securities in        Securities in All Registered Investment
Name of Trustee                      the Fund                    Companies in the Pioneer Family of Funds
------------------------------------ --------------------------- -------------------------------------------
Interested Trustees
------------------------------------ --------------------------- -------------------------------------------
John F. Cogan, Jr.                                         none                               Over $100,000
------------------------------------ --------------------------- -------------------------------------------
Osbert M. Hood                                             none                               Over $100,000
------------------------------------ --------------------------- -------------------------------------------
Independent Trustees
------------------------------------ --------------------------- -------------------------------------------
David R. Bock+                                              N/A                                         N/A
------------------------------------ --------------------------- -------------------------------------------
Mary K. Bush                                               none                             $10,001-$50,000
------------------------------------ --------------------------- -------------------------------------------
Richard H. Egdahl, M.D.++                                  none                            $50,001-$100,000
------------------------------------ --------------------------- -------------------------------------------
Margaret B.W. Graham                                       none                           $10,001 - $50,000
------------------------------------ --------------------------- -------------------------------------------
Marguerite A. Piret                                        none*                              Over $100,000
------------------------------------ --------------------------- -------------------------------------------
Stephen K. West                                            none                               Over $100,000
------------------------------------ --------------------------- -------------------------------------------
John Winthrop                                              none                               Over $100,000
------------------------------------ --------------------------- -------------------------------------------

+        Mr. Bock became a Trustee of the fund on January 1, 2005.

++       Dr. Egdahl retired as a Trustee of the fund on December 31, 2004.

* Marguerite A. Piret owns a variable annuity issued by an insurance company whose separate account invests in certain portfolios.


Compensation of Officers and Trustees

The following table sets forth certain information with respect to the compensation of each Trustee of the fund.


---------------------------------- --------------------- ---------------------- ----------------------------
                                                         Pension or
                                                         Retirement             Total Compensation
                                   Aggregate             Benefits Accrued       from the Fund and
                                   Compensation from     as Part of Fund        Other Pioneer
Name of Trustee                    Fund**                Expenses               Funds***
---------------------------------- --------------------- ---------------------- ----------------------------
Interested Trustees:
---------------------------------- --------------------- ---------------------- ----------------------------
John F. Cogan, Jr.*                           $5,300.00                  $0.00                      $23,100
---------------------------------- --------------------- ---------------------- ----------------------------
Osbert M. Hood*                                5,300.00                   0.00                       23,100
---------------------------------- --------------------- ---------------------- ----------------------------

---------------------------------- --------------------- ---------------------- ----------------------------
Independent Trustees:
---------------------------------- --------------------- ---------------------- ----------------------------
David R. Bock+                                      N/A                    N/A                          N/A
---------------------------------- --------------------- ---------------------- ----------------------------
Mary K. Bush                                   2,709.97                   0.00                      116,500
---------------------------------- --------------------- ---------------------- ----------------------------

Richard H. Egdahl, M.D.++                      2,709.97                   0.00                      112,250
---------------------------------- --------------------- ---------------------- ----------------------------
Margaret B.W. Graham                           2,709.97                   0.00                      122,875
---------------------------------- --------------------- ---------------------- ----------------------------
Marguerite A. Piret                            2,993.93                   0.00                      130,000
---------------------------------- --------------------- ---------------------- ----------------------------
Stephen K. West                                2,709.97                   0.00                      105,875
---------------------------------- --------------------- ---------------------- ----------------------------
John Winthrop                                  2,709.97                   0.00                      113,050
---------------------------------- --------------------- ---------------------- ----------------------------
                                             $27,143.78                  $0.00                     $746,750
---------------------------------- --------------------- ---------------------- ----------------------------

         * Under the management contract, Pioneer reimburses the portfolios for any Interested Trustees fees paid by the portfolios.

         **       For the fiscal year ended December 31, 2004.

         *** For the calendar year ended December 31, 2004. There are 80 U.S. registered investment portfolios in the Pioneer Family of Funds.

         +        Mr. Bock became a Trustee of the fund on January 1, 2005.

         ++ Dr. Egdahl retired as a Trustee of the fund on December 31, 2004.


Approximate Management Fees a Portfolio Paid or Owed Pioneer

For the fiscal years ended December 31, 2004, 2003 and 2002 the portfolios incurred or would have incurred the following management fees had the expense limitation agreements described above (if applicable) not been in place:

                                         2004            2003             2002
America Income                        $  243,809      $  321,944      $  275,302
AmPac Growth                              3,700             N/A             N/A

Balanced                                 288,949         268,187         324,622
Bond                                     352,288             N/A             N/A

Emerging Markets                         395,468         261,882         186,966
Equity Income                          1,531,353       1,152,064       1,133,783
Europe                                   149,784         111,627         121,967
Growth Opportunities                   2,595,439             N/A             N/A
Growth Shares                            265,832         249,265         364,883
High Yield                               669,359         373,275         244,531
International Value                      237,439         204,417         275,252
Mid Cap Value                          3,753,733       1,575,711       1,103,239
Money Market                             153,638         239,149         284,823
Oak Ridge Large Cap Growth                 9,922             N/A             N/A
Pioneer Fund                           1,790,664       1,257,325       1,304,824
Real Estate Shares                       632,167         490,974         476,932
Small and Mid Cap Growth                   7,899             N/A             N/A
Small Cap Value                          153,423          69,462          36,177
Small Cap Value II                       392,303             N/A             N/A
Small Company                             90,872          58,653          44,748
Strategic Income                         214,069         117,620          68,649
Value                                     41,263           3,067             N/A


Fees the Portfolios Paid to Pioneer under the Administration Agreement

For the Fiscal Years Ended December 31,


                                               2004                2003                  2002
America Income                                18,500              37,500                37,500
Am Pac Growth                                 13,875                 N/A                   N/A
Balanced                                      18,500              37,500                37,500
Bond                                               0                 N/A                   N/A
Emerging Markets                              18,500              37,500                37,500
Europe                                        18,500              37,500                37,500
Equity-Income                                 30,408              54,215                38,562
Growth Opportunities                               0                 N/A                   N/A
Growth Shares                                 18,500              37,381                37,500
High Yield                                    19,997              37,500                37,500
International Value                           18,500              37,500                37,500
Mid Cap Value                                117,136              45,569                37,500
Money Market                                  18,500              37,500                37,500
Oak Ridge Large Cap Growth                    13,875                 N/A                   N/A
Pioneer Fund                                  24,868              69,528                46,472

Real Estate Shares                            18,500              37,500                37,500
Small and Mid Cap Growth                      13,875                 N/A                   N/A
Small Cap Value                               18,500              37,536                28,880
Small Cap Value II                             1,028                 N/A                   N/A
Small Company                                 18,500              37,413                37,587
Strategic Income                              18,500              37,500                37,500
Value                                         18,500                 N/A                   N/A


Fund Expenses under the Class II Distribution Plan


For the Fiscal Year Ended December 31, 2004


America Income                                        $19,905
AmPac Growth                                           1,233
Balanced                                               16,887
Bond                                                      N/A
Emerging Markets                                       66,163
Europe                                                 15,403
Equity-Income                                         181,888
Growth Opportunities                                      N/A
Growth Shares                                          13,265
High Yield                                             85,911
International Value                                     5,526
Mid Cap Value                                         936,681
Money Market                                              N/A
Oak Ridge Large Cap Growth                              3,308
Pioneer Fund                                          273,949
Real Estate Shares                                    117,814
Small and Mid Cap Growth                                2,633
Small Cap Value                                        15,087
Small Cap Value II                                        N/A
Small Company                                          21,149
Strategic Income                                       31,944
Value                                                  13,755

Approximate Brokerage and Underwriting Commissions (Portfolio Transactions)


For the fiscal periods ended December 31, 2004, 2003 and 2002, the portfolios paid or owed aggregate brokerage commissions as follows:

                                           Aggregate Brokerage Commissions
                                         2004              2003           2002
                                      ----------      ----------      ----------
America Income                                 0              $0              $0
AmPac Growth                                809
Balanced                                  15,516          11,238          68,469
Bond                                           0
Emerging Markets                         153,805         141,463         135,286

Equity Income                            131,167          86,613          69,226
Europe                                    24,151          16,138          23,536
Growth Opportunities                       2,513
Growth Shares                            194,786          55,195         138,043
High Yield                                    88             620               0
International Value                      126,675         100,178          51,471
Mid Cap Value                          1,355,312         582,426         497,573
Money Market                                   0               0               0
Oak Ridge Large Cap Growth                 5,394
Pioneer Fund                             172,037          80,979          77,635
Real Estate Shares                        79,308          50,767          91,525
Small and Mid Cap Growth                   1,988
Small Cap Value                           37,811          30,788          19,103
Small Cap Value II                         3,848
Small Company                             47,028          13,153          14,551
Strategic Income                               0               0               0
Value                                     12,968           1,901             N/A

Capital Loss Carryforwards


Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2004, certain portfolios had capital loss carryforwards as follows:


Fiscal            Emerging                          International    Mid Cap
Year              Markets          Europe           Value            Value
Ending            Portfolio        Portfolio        Portfolio        Portfolio
2004              $      --        $      --        $      --        $      --
2005              $      --        $      --        $      --        $      --
2006              $      --        $      --        $      --        $      --
2007              $      --        $      --        $      --        $      --
2008              $      --        $      --        $      --        $      --
2009              $   864,104      $ 4,296,563      $ 6,653,888      $ 3,451,474
2010              $ 1,176,783      $ 1,896,288      $ 5,309,516      $ 2,529,788
2011              $      --        $   783,043      $ 2,130,998      $      --
2012              $      --        $      --        $      --        $      --
Total             $ 2,040,887      $ 6,975,894      $14,094,402      $ 5,981,262


                                                    Real
Fiscal            Small            Growth           Estate
Year              Company          Shares           Shares
Ending            Portfolio        Portfolio        Portfolio
2004              $      --        $      --        $      --
2005              $      --        $      --        $      --
2006              $      --        $      --        $      --
2007              $      --        $      --        $ 2,238,480
2008              $      --        $ 2,404,543      $   619,294
2009              $    92,858      $ 9,820,202      $      --
2010              $   235,402      $19,245,183      $      --
2011              $   284,913      $ 7,319,241      $   453,069
2012
Total             $   613,173      $38,789,169      $ 3,310,843

Fiscal                                              Equity           America
Year              Fund             Balanced         Income           Income
Ending            Portfolio        Portfolio        Portfolio        Portfolio
2003              $      --        $      --        $      --        $      --
2004              $      --        $      --        $      --        $      --
2005              $      --        $      --        $      --        $      --
2006              $      --        $      --        $      --        $      --
2007              $      --        $      --        $      --        $      --
2008              $      --        $      --        $      --        $   382,424
2009              $20,833,698      $      --        $ 3,961,413      $      --
2010              $35,500,430      $ 2,571,211      $ 6,407,206      $      --
2011              $13,017,527      $ 2,590,145      $ 2,677,654      $   435,523
2012              $      --        $      --        $      --        $   171,643
Total             $69,351,655      $ 5,161,356      $13,046,273      $   989,590

Fiscal            Money                             Growth           Small and
Year              Market           Bond             Opportunities    Mid Cap Growth
Ending            Portfolio        Portfolio        Portfolio        Portfolio
2003              $ --             $      --        $      --        $     --
2004              $ --             $      --        $      --        $     --
2005              $ --             $      --        $      --        $     --
2006              $ --             $      --        $      --        $     --
2007              $ --             $      --        $      --        $     --
2008              $ --             $  145,998       $      --        $     --
2009              $ --             $      --        $      --        $     --
2010              $2,813           $  680,855       $54,386,902      $     --
2011              $ --             $                $34,799,107      $     --
2012              $  246           $      --        $   249,206      $  25,641
Total             $3,059           $  726,843       $89,435,215      $  25,641

Fiscal          Oak Ridge
Year            Large Cap Growth
Ending          Portfolio
2003            $ -
2004            $ -
2005            $ -
2006            $ -
2007            $ -
2008            $ -
2009            $ -
2010            $ -
2011            $ -
2012            $29,924
Total           $29,924

Average Annual Total Returns


The portfolios' average annual total returns for the year ended December 31, 2004 and for the periods from commencement of operations to December 31, 2004 are as follows:

                                                                   Average Annual Total Return (%)
Portfolio/Class                                   One            Five           Ten            Since           Inception
                                                  Year           Years          Years          Inception       Date
America Income Class I                            3.42           6.69           N/A            5.49            3/1/95
America Income Class II                           3.04           6.84           N/A            5.43            8/1/00+
AmPac Growth Class II                            N/A            N/A            N/A            1.40            03/15/04
Balanced Class I                                  4.79           2.50           N/A            6.93            3/1/95
Balanced Class II                                 4.59           2.67           N/A            6.40            5/1/03+
Bond Class I                                      3.56           6.69          6.38            6.77            07/21/1987
Emerging Markets Class I                         18.93           2.58           N/A            13.03           10/30/98
Emerging Markets Class II                        18.73          22.42           N/A            12.84           5/1/00+
Equity Income Class I                            16.39           5.12           N/A            11.99           3/1/95
Equity Income Class II                           16.04           4.83           N/A            11.41           9/14/99+
Europe Class I                                   18.48          -4.21           N/A            1.53            10/30/98
Europe Class II                                  18.20          -4.57           N/A            1.16            1/2/01+
Growth Opportunities Class I                     22.32           4.03          13.44           15.07           01/07/93
Growth Shares Class I                             6.71          -8.14           N/A            -0.61           10/31/97
Growth Shares Class II                            6.36          -8.32           N/A            -0.83           5/1/00+
High Yield Class I                                8.03           N/A            N/A            12.27           5/1/00
High Yield Class II                               7.76           N/A            N/A            11.92           5/1/01+
International Value Class I                      18.71          -4.58           N/A            3.39            3/1/95
International Value Class II                     18.42          -4.43           N/A            2.40            5/1/03+
Mid Cap Value Class I                            22.12          13.37           N/A            13.30           3/1/95
Mid Cap Value Class II                           21.77          13.37           N/A            12.12           5/1/00+
Money Market Class I                              0.65           2.28           N/A            3.45            3/1/95
Oak Ridge Large Cap Growth CII                    N/A            N/A            N/A            10.90           03/15/04
Pioneer Fund Class I                             11.25           0.12           N/A            6.31            10/31/97
Pioneer Fund Class II                            10.93          -0.02           N/A            6.11            5/1/00+
Real Estate Shares Class I                       35.74          21.23           N/A            14.90           3/1/95
Real Estate Shares Class II                      35.39          21.22           N/A            14.48           8/1/00+
Small and Mid Cap Growth CII                      N/A            N/A            N/A            8.70            03/15/04
Small Cap Value Class I                          20.16           N/A            N/A            13.79           11/8/01
Small Cap Value Class II                         19.89           N/A            N/A            13.62           5/1/03+
Small Cap Value II Class I                       21.31          13.67           N/A            11.15           04/30/97
Small Company Class I                            13.38           N/A            N/A            6.81            1/19/01
Small Company Class II                           13.22           N/A            N/A            6.56            7/31/01+
Strategic Income Class I                         10.25           N/A           10.58           9.84            7/29/99
Strategic Income Class II                         9.95           N/A           10.50           9.75            5/1/03+
Value Class II                                   11.40           N/A            N/A            19.22           5/1/03

+ The performance of Class II shares for the period prior to the commencement of operations of Class II shares us based on the performance of Class I shares, reduced to reflect the distribution fee of Class II shares.

15. APPENDIX A - DESCRIPTION OF SHORT-TERM DEBT, CORPORATE BOND AND PREFERRED STOCK RATINGS

Moody's Investors Service, Inc. ("Moody's") Prime Rating System

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         Leading market positions in well-established industries.
         High rates of return on funds employed.
         Conservative capitalization structure with moderate reliance on debt and ample asset protection.
         Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
         Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

Moody's Debt Ratings

Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.
2) Notes allowing for negative coupons, or negative principal.
3) Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor's Short-Term Issue Credit Ratings

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Standard & Poor's Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

Nature of and provisions of the obligation;

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.

                       Appendix B - Proxy Voting Policies


                       Pioneer Investment Management, Inc.

                     Proxy Voting Policies and Procedures of

                       Pioneer Investment Management, Inc.


                            VERSION DATED July, 2004

                                    Overview

         Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

         The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

         Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

         Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

         Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                             Proxy Voting Procedures

     Proxy Voting Service

         Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

     Proxy Coordinator

         Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

     Referral Items

         From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and
         (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

         If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

     Conflicts of Interest

         A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

         Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

     Securities Lending

         In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

     Share-Blocking

         "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

         Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

     Record Keeping

         The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

o        Retains a record of the vote cast;

o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

         The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

o        A record memorializing the basis for each referral vote cast;

o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

o Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

     Disclosure

         Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

     Proxy Voting Oversight Group

         The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

         The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

     Amendments

         Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

     Proxy Voting Policies

         Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

         All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

         Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

         Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

     Administrative

         While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

         We will generally support these and similar management proposals:

o        Corporate name change.

o        A change of corporate headquarters.

o        Stock exchange listing.

o        Establishment of time and place of annual meeting.

o        Adjournment or postponement of annual meeting.

o        Acceptance/approval of financial statements.

o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

o        Approval of minutes and other formalities.

o        Authorization of the transferring of reserves and allocation of income.

o        Amendments to authorized signatories.

o        Approval of accounting method changes or change in fiscal year-end.

o        Acceptance of labor agreements.

o        Appointment of internal auditors.

         Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors

             We normally vote for proposals to:

o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

o        Restore shareholder rights to ratify the auditors.

             We will normally oppose proposals that require companies to:

o        Seek bids from other auditors.

o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

o        Indemnify auditors.

o        Prohibit auditors from engaging in non-audit services for the company.

     Board of Directors

         On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

     General Board Issues

             Pioneer will vote for:

o Audit, compensation and nominating committees composed of independent directors exclusively.

o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

o        Election of an honorary director.

             We will vote against:

o        Minimum stock ownership by directors.

o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

o        Requirements for union or special interest representation on the board.

o        Requirements to provide two candidates for each board seat.

             We will vote on a case-by case basis on these issues:

o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

     Elections of Directors

             In uncontested elections of directors we will vote against:

o        Individual directors with absenteeism above 25% without valid reason.
         We support proposals that require disclosure of director attendance.

o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

             We will also vote against:

o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

o Directors who appear to lack independence or are associated with very poor corporate performance.

         We will vote on a case-by case basis on these issues:

o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead" directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

o        Contested election of directors.

o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

o        Mandatory retirement policies.

o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

         Takeover-Related Measures

             Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

             Pioneer will vote for:

o        Cumulative voting.

o        Increase ability for shareholders to call special meetings.

o        Increase ability for shareholders to act by written consent.

o        Restrictions on the ability to make greenmail payments.

o        Submitting rights plans to shareholder vote.

o        Rescinding shareholder rights plans ("poison pills").

o        Opting out of the following state takeover statutes:

o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

         o Control share cash-out provisions, which require large holders to acquire shares from other holders.

         o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

         o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

         o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

         o        Fair price provisions.

         o        Authorization of shareholder rights plans.

         o        Labor protection provisions.

         o        Mandatory classified boards.

         We will vote on a case-by-case basis on the following issues:

o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

o        Opting out of state takeover statutes regarding fair price provisions.
         We will use the criteria used for fair price provisions in general to determine our vote on this issue.

o        Proposals that allow shareholders to nominate directors.

             We will vote against:

o        Classified boards, except in the case of closed-end mutual funds.

o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

o        Classes of shares with unequal voting rights.

o        Supermajority vote requirements.

o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

o        Extension of advance notice requirements for shareholder proposals.

o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

         Capital Structure

             Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

         Pioneer will vote for:

o        Changes in par value.

o        Reverse splits, if accompanied by a reduction in number of shares.

o Share repurchase programs, if all shareholders may participate on equal terms.

o        Bond issuance.

o        Increases in "ordinary" preferred stock.

o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

o        Cancellation of company treasury shares.

             We will vote on a case-by-case basis on the following issues:

o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

o Increase in authorized common stock. We will make a determination considering, among other factors:

         o        Number of shares currently available for issuance;

         o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

         o        Proposed use of the additional shares; and

         o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

         o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

o        Proposals to submit private placements to shareholder vote.

o        Other financing plans.

             We will vote against preemptive rights that we believe limit a company's financing flexibility.

         Compensation

             Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

             Pioneer will vote for:

o        401(k) benefit plans.

o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

         o        Amendments to performance plans to conform with OBRA;

         o Caps on annual grants or amendments of administrative features;

         o        Adding performance goals; and

         o        Cash or cash-and-stock bonus plans.

o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

o        Require that option repricings be submitted to shareholders.

o        Require the expensing of stock-option awards.

o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

             We will vote on a case-by-case basis on the following issues:

o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

         o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

                  Dilution = (A + B + C) / (A + B + C + D), where

                  A = Shares reserved for plan/amendment,

                  B = Shares available under continuing plans,

                  C = Shares granted but unexercised and

                  D = Shares outstanding.

         o        The plan must not:

                  o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

                  o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

         o We are generally in favor of proposals that increase participation beyond executives.

         o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

         o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

         o We generally support proposals asking companies to adopt stock holding periods for their executives.

o        All other employee stock purchase plans.

o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

         We will vote against:

o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

o        Elimination of stock option plans.

             We will vote on a case-by case basis on these issues:

o        Limits on executive and director pay.

o        Stock in lieu of cash compensation for directors.

     Corporate Governance

         Pioneer will vote for:

o        Confidential Voting.

o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

o Proposals requiring directors to disclose their ownership of shares in the company.

             We will vote on a case-by-case basis on the following issues:

o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

o        Bundled proposals. We will evaluate the overall impact of the proposal.

o        Adopting or amending the charter, bylaws or articles of association.

o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

             We will vote against:

o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

o        Limitations on stock ownership or voting rights.

o        Reduction in share ownership disclosure guidelines.

         Mergers and Restructurings

             Pioneer will vote on the following and similar issues on a case-by-case basis:

o        Mergers and acquisitions.

o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

o        Debt restructurings.

o        Conversion of securities.

o        Issuance of shares to facilitate a merger.

o        Private placements, warrants, convertible debentures.

o Proposals requiring management to inform shareholders of merger opportunities.

             We will normally vote against shareholder proposals requiring that the company be put up for sale.

     Mutual Funds

             Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

             Pioneer will vote for:

o        Establishment of new classes or series of shares.

o        Establishment of a master-feeder structure.

             Pioneer will vote on a case-by-case on:

o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

o        Approval of new or amended advisory contracts.

o        Changes from closed-end to open-end format.

o        Authorization for, or increase in, preferred shares.

o        Disposition of assets, termination, liquidation, or mergers.

o Classified boards of closed-end mutual funds, but will typically support such proposals.

         Social Issues

             Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

o Conduct studies regarding certain issues of public concern and interest;

o Study the feasibility of the company taking certain actions with regard to such issues; or

o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

             We believe these issues are important and should receive management attention.

             Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

18. Appendix C - Portfolio Management - Additional Information About the Portfolio Managers

                            America Income Trust VCT


PORTFOLIO MANAGEMENT

Additional Information About the Portfolio Manager

Other Accounts Managed by the Portfolio Manager. The table below indicates, for the portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2004. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account  Number of Accounts    Total Assets        Number of          Assets Managed
Manager                                Managed               Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Richard Schlanger     Other            9                     $1,301,529,000      0                  N/A
                      Registered
                      Investment
                      Companies
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Pooled     0                     N/A                 N/A                N/A
                      Investment
                      Vehicles
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Accounts   4                     $13,000,000         0                  N/A
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------


Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

         o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.

         o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

         o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

         o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

         o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers. Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

         o Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The account is ranked against its peer group universe (60%) and a broad-based securities market index (40%).

         o Qualitative Performance. The qualitative performance component includes specific objectives that are mutually established and evaluated by each portfolio manager and management.

         o Company Results and Business Line Results. Company results and business/division line results affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

Share Ownership by Portfolio Manager. The following table indicates as of December 31, 2004 the value, within the indicated range, of shares beneficially owned by the portfolio manager of the fund.

---------------------------------------- ---------------------------------------
Name of Portfolio Manager                Beneficial Ownership of the Fund*
---------------------------------------- ---------------------------------------
Richard Schlanger                        A
---------------------------------------- ---------------------------------------

*Key to Dollar Ranges

A.       None
B.       $1 - $10,000
C.       $10,001 - $50,000
D.       $50,001 - $100,000
E.       $100,001 - $500,000
F.       $500,001 - $1,000,000
G.       Over $1,000,000

                                AmPac Growth VCT

PORTFOLIO MANAGEMENT

Additional Information About the Portfolio Managers

Other Accounts Managed by the Portfolio Managers. The table below indicates, for each portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2004. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account  Number of Accounts    Total Assets        Number of          Assets Managed
Manager                                Managed               Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
L. Roy Papp           Other                     5              $158.3 million            0                  $0
                      Registered
                      Investment
                      Companies
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Pooled              1               $12 million              0                  $0
                      Investment
                      Vehicles
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Accounts            12             $34.6 million             0                  $0
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------

--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account  Number of Accounts    Total Assets        Number of          Assets Managed
Manager                                Managed               Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Rosellen Papp         Other                     5              $158.3 million            0                  $0
                      Registered
                      Investment
                      Companies
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Pooled              1               $12 million              0                  $0
                      Investment
                      Vehicles
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Accounts            6              $17.4 million             0                  $0
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------

Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. The fund's investment subadviser also has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each situation in which a conflict might arise.

         o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.

         o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

         o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

         o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

         o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers. For the current fiscal year of the fund, each portfolio manager receives a monthly fixed salary plus a percentage of L. Roy Papp & Associates, LLP partnership profits.

Share Ownership by Portfolio Managers. The following table indicates as of December 31, 2004 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.

---------------------------------------- ---------------------------------------
Name of Portfolio Manager                Beneficial Ownership of the Fund*
---------------------------------------- ---------------------------------------
L. Roy Papp                              A
---------------------------------------- ---------------------------------------

---------------------------------------- ---------------------------------------
Rosellen Papp                            A
---------------------------------------- ---------------------------------------

*Key to Dollar Ranges

A.       None
B.       $1 - $10,000
C.       $10,001 - $50,000
D.       $50,001 - $100,000
E.       $100,001 - $500,000
F.       $500,001 - $1,000,000
G.       Over $1,000,000

                                  Balanced VCT

PORTFOLIO MANAGEMENT

Additional Information About the Portfolio Managers

Other Accounts Managed by the Portfolio Managers. The table below indicates, for each portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2004. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account  Number of Accounts    Total Assets        Number of          Assets Managed
Manager                                Managed               Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Timothy Mulrenan      Other            1                     $147,776,000        0                  N/A
                      Registered
                      Investment
                      Companies
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Pooled     0                     N/A                 N/A                N/A
                      Investment
                      Vehicles
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Accounts   16                    $303,828,000        0                  N/A
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------

--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account  Number of Accounts    Total Assets        Number of          Assets Managed
Manager                                Managed               Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Richard Schlanger     Other            9                     $854,484,000        0                  N/A
                      Registered
                      Investment
                      Companies
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Pooled     0                     N/A                 N/A                N/A
                      Investment
                      Vehicles
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Accounts   4                     $13,000,000         0                  N/A
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------

Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

         o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.

         o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

         o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

         o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

         o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers. Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

         o Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The account is ranked against its peer group universe (60%) and a broad-based securities market index (40%).

         o Qualitative Performance. The qualitative performance component includes specific objectives that are mutually established and evaluated by each portfolio manager and management.

         o Company Results and Business Line Results. Company results and business/division line results affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

Share Ownership by Portfolio Managers. The following table indicates as of December 31, 2004 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.

---------------------------------------- ---------------------------------------
Name of Portfolio Manager                Beneficial Ownership of the Fund*
---------------------------------------- ---------------------------------------
Timothy Mulrenan                         A
---------------------------------------- ---------------------------------------
Richard Schlanger                        A
---------------------------------------- ---------------------------------------

*Key to Dollar Ranges

A.       None
B.       $1 - $10,000
C.       $10,001 - $50,000
D.       $50,001 - $100,000
E.       $100,001 - $500,000
F.       $500,001 - $1,000,000
G.       Over $1,000,000

                                    Bond VCT

PORTFOLIO MANAGEMENT

Additional Information About the Portfolio Manager

Other Accounts Managed by the Portfolio Manager. The table below indicates, for the portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2004. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account  Number of Accounts    Total Assets        Number of          Assets Managed
Manager                                Managed               Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Kenneth Taubes        Other            2                     $560,982,000        0                  N/A
                      Registered
                      Investment
                      Companies
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Pooled     1                     $240,223,000        0                  N/A
                      Investment
                      Vehicles
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Accounts   6                     $130,345,000        0                  N/A
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------

Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

         o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.

         o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

         o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

         o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

         o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers. Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

         o Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The account is ranked against its peer group universe (60%) and a broad-based securities market index (40%).

         o Qualitative Performance. The qualitative performance component includes specific objectives that are mutually established and evaluated by each portfolio manager and management.

         o Company Results and Business Line Results. Company results and business/division line results affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

Share Ownership by Portfolio Manager. The following table indicates as of December 31, 2004 the value, within the indicated range, of shares beneficially owned by the portfolio manager of the fund.

---------------------------------------- ---------------------------------------
Name of Portfolio Manager                Beneficial Ownership of the Fund*
---------------------------------------- ---------------------------------------
Kenneth Taubes                           A
---------------------------------------- ---------------------------------------

*Key to Dollar Ranges

A.       None
B.       $1 - $10,000
C.       $10,001 - $50,000
D.       $50,001 - $100,000
E.       $100,001 - $500,000
F.       $500,001 - $1,000,000
G.       Over $1,000,000

                              Emerging Markets VCT

PORTFOLIO MANAGEMENT

Additional Information About the Portfolio Managers

Other Accounts Managed by the Portfolio Managers. The table below indicates, for each portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2004. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account  Number of Accounts    Total Assets        Number of          Assets Managed
Manager                                Managed               Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Sam Polyak            Other            2                     $261,479,000        0                  N/A
                      Registered
                      Investment
                      Companies
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Pooled     2                     $535,820,000        0                  N/A
                      Investment
                      Vehicles
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Accounts   1                     $91,000             0                  N/A
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------

--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account  Number of Accounts    Total Assets        Number of          Assets Managed
Manager                                Managed               Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Christopher Smart     Other            5                     $518,402,000        0                  N/A
                      Registered
                      Investment
                      Companies
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Pooled     2                     $535,820,000        0                  N/A
                      Investment
                      Vehicles
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Accounts   8                     $265,000            0                  N/A
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------

Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

         o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.

         o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

         o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

         o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

         o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers. Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

         o Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The account is ranked against its peer group universe (60%) and a broad-based securities market index (40%).

         o Qualitative Performance. The qualitative performance component includes specific objectives that are mutually established and evaluated by each portfolio manager and management.

         o Company Results and Business Line Results. Company results and business/division line results affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

Share Ownership by Portfolio Managers. The following table indicates as of December 31, 2004 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.

---------------------------------------- ---------------------------------------
Name of Portfolio Manager                Beneficial Ownership of the Fund*
---------------------------------------- ---------------------------------------
Sam Polyak                               A
---------------------------------------- ---------------------------------------
Christopher Smart                        A
---------------------------------------- ---------------------------------------

*Key to Dollar Ranges

A.       None
B.       $1 - $10,000
C.       $10,001 - $50,000
D.       $50,001 - $100,000
E.       $100,001 - $500,000
F.       $500,001 - $1,000,000
G.       Over $1,000,000

                                Equity Income VCT

PORTFOLIO MANAGEMENT

Additional Information About the Portfolio Managers

Other Accounts Managed by the Portfolio Managers. The table below indicates, for each portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2004. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account  Number of Accounts    Total Assets        Number of          Assets Managed
Manager                                Managed               Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
John Carey            Other            5                     $8,976,355,000      0                  N/A
                      Registered
                      Investment
                      Companies
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Pooled     2                     $678,541,000        0                  N/A
                      Investment
                      Vehicles
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Accounts   9                     $294,252,000        0                  N/A
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------

--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account  Number of Accounts    Total Assets        Number of          Assets Managed
Manager                                Managed               Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Walter Hunnewell      Other            6                     $9,468,740,000      0                  N/A
                      Registered
                      Investment
                      Companies
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Pooled     2                     $678,541,000        0                  N/A
                      Investment
                      Vehicles
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Accounts   11                    $295,037,000        0                  N/A
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------

Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

         o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.

         o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

         o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

         o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

         o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers. Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

         o Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The account is ranked against its peer group universe (60%) and a broad-based securities market index (40%).

         o Qualitative Performance. The qualitative performance component includes specific objectives that are mutually established and evaluated by each portfolio manager and management.

         o Company Results and Business Line Results. Company results and business/division line results affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

Share Ownership by Portfolio Managers. The following table indicates as of December 31, 2004 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.

---------------------------------------- ---------------------------------------
Name of Portfolio Manager                Beneficial Ownership of the Fund*
---------------------------------------- ---------------------------------------
John Carey                               A
---------------------------------------- ---------------------------------------
Walter Hunnewell                         A
---------------------------------------- ---------------------------------------

*Key to Dollar Ranges

A.       None
B.       $1 - $10,000
C.       $10,001 - $50,000
D.       $50,001 - $100,000
E.       $100,001 - $500,000
F.       $500,001 - $1,000,000
G.       Over $1,000,000

                                   Europe VCT

PORTFOLIO MANAGEMENT

Additional Information About the Portfolio Manager

Other Accounts Managed by the Portfolio Manager. The table below indicates, for the portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2004. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account  Number of Accounts    Total Assets        Number of          Assets Managed
Manager                                Managed               Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Stan Pearson          Other            1                     $192,922,000        0                  N/A
                      Registered
                      Investment
                      Companies
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Pooled     0                     N/A                 N/A                N/A
                      Investment
                      Vehicles
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Accounts   0                     N/A                 N/A                N/A
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------

Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

         o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.

         o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

         o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

         o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

         o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers. Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

         o Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The account is ranked against its peer group universe (60%) and a broad-based securities market index (40%).

         o Qualitative Performance. The qualitative performance component includes specific objectives that are mutually established and evaluated by each portfolio manager and management.

         o Company Results and Business Line Results. Company results and business/division line results affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

Share Ownership by Portfolio Manager. The following table indicates as of December 31, 2004 the value, within the indicated range, of shares beneficially owned by the portfolio manager of the fund.

---------------------------------------- ---------------------------------------
Name of Portfolio Manager                Beneficial Ownership of the Fund*
---------------------------------------- ---------------------------------------
Stan Pearson                             A
---------------------------------------- ---------------------------------------

*Key to Dollar Ranges

A.       None
B.       $1 - $10,000

C.       $10,001 - $50,000
D.       $50,001 - $100,000
E.       $100,001 - $500,000
F.       $500,001 - $1,000,000
G.       Over $1,000,000

                            Growth Opportunities VCT


9.       PORTFOLIO MANAGEMENT

Additional Information About the Portfolio Managers

Other Accounts Managed by the Portfolio Managers. The table below indicates, for each portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2004. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account  Number of Accounts    Total Assets        Number of          Assets Managed
Manager                                Managed               Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Diego Franzin         Other            3                     $725,285,000        0                  N/A
                      Registered
                      Investment
                      Companies
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Pooled     0                     N/A                 N/A                N/A
                      Investment
                      Vehicles
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Accounts   0                     N/A                 N/A                N/A
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------

--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account  Number of Accounts    Total Assets        Number of          Assets Managed
Manager                                Managed               Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Michael Rega          Other            3                     $725,285,000        0                  N/A
                      Registered
                      Investment
                      Companies
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Pooled     0                     N/A                 N/A                N/A
                      Investment
                      Vehicles
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Accounts   2                     $221,000            0                  N/A
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------

Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

         o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.

         o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

         o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

         o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

         o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers. Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

         o Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The account is ranked against its peer group universe (60%) and a broad-based securities market index (40%).

         o Qualitative Performance. The qualitative performance component includes specific objectives that are mutually established and evaluated by each portfolio manager and management.

         o Company Results and Business Line Results. Company results and business/division line results affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

Share Ownership by Portfolio Managers. The following table indicates as of December 31, 2004 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.

---------------------------------------- ---------------------------------------
Name of Portfolio Manager                Beneficial Ownership of the Fund*
---------------------------------------- ---------------------------------------
Diego Franzin                            A
---------------------------------------- ---------------------------------------
Michael Rega                             A
---------------------------------------- ---------------------------------------

*Key to Dollar Ranges

A.       None
B.       $1 - $10,000
C.       $10,001 - $50,000
D.       $50,001 - $100,000
E.       $100,001 - $500,000
F.       $500,001 - $1,000,000
G.       Over $1,000,000

                                Growth Shares VCT


PORTFOLIO MANAGEMENT

Additional Information About the Portfolio Managers

Other Accounts Managed by the Portfolio Managers. The table below indicates, for each portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2004. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account  Number of Accounts    Total Assets        Number of          Assets Managed
Manager                                Managed               Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Steven Balter         Other            3                     $1,307,792,000      0                  N/A
                      Registered
                      Investment
                      Companies
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Pooled     1                     $212,000            0                  N/A
                      Investment
                      Vehicles
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Accounts   7                     $1,202,000          0                  N/A
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------

--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account  Number of Accounts    Total Assets        Number of          Assets Managed
Manager                                Managed               Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Christopher Galizio   Other            3                     $1,307,792,000      0                  N/A
                      Registered
                      Investment
                      Companies
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Pooled     1                     $212,000            0                  N/A
                      Investment
                      Vehicles
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Accounts   3                     $921,000            0                  N/A
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------

Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

         o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.

         o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

         o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

         o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

         o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers. Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

         o Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The account is ranked against its peer group universe (60%) and a broad-based securities market index (40%).

         o Qualitative Performance. The qualitative performance component includes specific objectives that are mutually established and evaluated by each portfolio manager and management.

         o Company Results and Business Line Results. Company results and business/division line results affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

Share Ownership by Portfolio Managers. The following table indicates as of December 31, 2004 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.

---------------------------------------- ---------------------------------------
Name of Portfolio Manager                Beneficial Ownership of the Fund*
---------------------------------------- ---------------------------------------
Steven Balter                            A
---------------------------------------- ---------------------------------------
Christopher Galizio                      A
---------------------------------------- ---------------------------------------

*Key to Dollar Ranges

A.       None
B.       $1 - $10,000
C.       $10,001 - $50,000
D.       $50,001 - $100,000
E.       $100,001 - $500,000
F.       $500,001 - $1,000,000
G.       Over $1,000,000

                                 High Yield VCT

PORTFOLIO MANAGEMENT

Additional Information About the Portfolio Manager

Other Accounts Managed by the Portfolio Manager. The table below indicates, for the portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2004. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account  Number of Accounts    Total Assets        Number of          Assets Managed
Manager                                Managed               Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Margaret Patel        Other            3                     $8,699,427,000      0                  N/A
                      Registered
                      Investment
                      Companies
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Pooled     1                     $13,430,000         0                  N/A
                      Investment
                      Vehicles
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Accounts   9                     $54,013,000         0                  N/A
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------

Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

         o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.

         o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

         o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

         o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

         o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers. Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

         o Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The account is ranked against its peer group universe (60%) and a broad-based securities market index (40%).

         o Qualitative Performance. The qualitative performance component includes specific objectives that are mutually established and evaluated by each portfolio manager and management.

         o Company Results and Business Line Results. Company results and business/division line results affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

Share Ownership by Portfolio Manager. The following table indicates as of December 31, 2004 the value, within the indicated range, of shares beneficially owned by the portfolio manager of the fund.

---------------------------------------- ---------------------------------------
Name of Portfolio Manager                Beneficial Ownership of the Fund*
---------------------------------------- ---------------------------------------
Margaret Patel                           A
---------------------------------------- ---------------------------------------


*Key to Dollar Ranges

A.       None
B.       $1 - $10,000

C.       $10,001 - $50,000
D.       $50,001 - $100,000
E.       $100,001 - $500,000
F.       $500,001 - $1,000,000
G.       Over $1,000,000

                             International Value VCT

PORTFOLIO MANAGEMENT

Additional Information About the Portfolio Manager

Other Accounts Managed by the Portfolio Manager. The table below indicates, for the portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2004. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account  Number of Accounts    Total Assets        Number of          Assets Managed
Manager                                Managed               Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Christopher Smart     Other            5                     $521,119,000        0                  N/A
                      Registered
                      Investment
                      Companies
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Pooled     2                     $535,820,000        0                  N/A
                      Investment
                      Vehicles
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Accounts   8                     $265,000            0                  N/A
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------

Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

         o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.

         o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

         o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

         o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

         o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers. Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

         o Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The account is ranked against its peer group universe (60%) and a broad-based securities market index (40%).

         o Qualitative Performance. The qualitative performance component includes specific objectives that are mutually established and evaluated by each portfolio manager and management.

         o Company Results and Business Line Results. Company results and business/division line results affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

Share Ownership by Portfolio Manager. The following table indicates as of December 31, 2004 the value, within the indicated range, of shares beneficially owned by the portfolio manager of the fund.

---------------------------------------- ---------------------------------------
Name of Portfolio Manager                Beneficial Ownership of the Fund*
---------------------------------------- ---------------------------------------
Christopher Smart                        A
---------------------------------------- ---------------------------------------


*Key to Dollar Ranges

A.       None
B.       $1 - $10,000

C.       $10,001 - $50,000
D.       $50,001 - $100,000
E.       $100,001 - $500,000
F.       $500,001 - $1,000,000
G.       Over $1,000,000

                                Mid Cap Value VCT

PORTFOLIO MANAGEMENT

Additional Information About the Portfolio Managers

Other Accounts Managed by the Portfolio Managers. The table below indicates, for each portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2004. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account  Number of Accounts    Total Assets        Number of          Assets Managed
Manager                                Managed               Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
J. Rodman Wright      Other            4                     $6,379,456,000      0                  N/A
                      Registered
                      Investment
                      Companies
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Pooled     2                     $699,183,000        0                  N/A
                      Investment
                      Vehicles
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Accounts   4                     $37,217,000         N/A                N/A
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------

--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account  Number of Accounts    Total Assets        Number of          Assets Managed
Manager                                Managed               Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Sean Gavin            Other            1                     $2,223,726,000      0                  N/A
                      Registered
                      Investment
                      Companies
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Pooled     0                     N/A                 N/A                N/A
                      Investment
                      Vehicles
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Accounts   3                     $100,000            0                  N/A
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------

Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

         o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.

         o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

         o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

         o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

         o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers. Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

         o Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The account is ranked against its peer group universe (60%) and a broad-based securities market index (40%).

         o Qualitative Performance. The qualitative performance component includes specific objectives that are mutually established and evaluated by each portfolio manager and management.

         o Company Results and Business Line Results. Company results and business/division line results affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

Share Ownership by Portfolio Managers. The following table indicates as of December 31, 2004 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.

---------------------------------------- ---------------------------------------
Name of Portfolio Manager                Beneficial Ownership of the Fund*
---------------------------------------- ---------------------------------------
J. Rodman Wright                         A
---------------------------------------- ---------------------------------------
Sean Gavin                               A
---------------------------------------- ---------------------------------------


*Key to Dollar Ranges

A.       None
B.       $1 - $10,000
C.       $10,001 - $50,000
D.       $50,001 - $100,000
E.       $100,001 - $500,000
F.       $500,001 - $1,000,000
G.       Over $1,000,000

                                Money Market VCT

PORTFOLIO MANAGEMENT

Additional Information About the Portfolio Manager

Other Accounts Managed by the Portfolio Manager. The table below indicates, for the portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2004. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account  Number of Accounts    Total Assets        Number of          Assets Managed
Manager                                Managed               Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Andrew Feltus         Other            5                     $1,420,525,000      0                  N/A
                      Registered
                      Investment
                      Companies
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Pooled     2                     $23,347,000         0                  N/A
                      Investment
                      Vehicles
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Accounts   5                     $1,169,000          0                  N/A
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------

Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

         o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.

         o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

         o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

         o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

         o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers. Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

         o Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The account is ranked against its peer group universe (60%) and a broad-based securities market index (40%).

         o Qualitative Performance. The qualitative performance component includes specific objectives that are mutually established and evaluated by each portfolio manager and management.

         o Company Results and Business Line Results. Company results and business/division line results affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

Share Ownership by Portfolio Manager. The following table indicates as of December 31, 2004 the value, within the indicated range, of shares beneficially owned by the portfolio manager of the fund.

---------------------------------------- ---------------------------------------
Name of Portfolio Manager                Beneficial Ownership of the Fund*
---------------------------------------- ---------------------------------------
Andrew Feltus                            A
---------------------------------------- ---------------------------------------


*Key to Dollar Ranges

A.       None
B.       $1 - $10,000

C.       $10,001 - $50,000
D.       $50,001 - $100,000
E.       $100,001 - $500,000
F.       $500,001 - $1,000,000
G.       Over $1,000,000

                         Oak Ridge Large Cap Growth VCT

PORTFOLIO MANAGEMENT

Additional Information About the Portfolio Managers

Other Accounts Managed by the Portfolio Managers. The table below indicates, for each portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2004. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account  Number of Accounts    Total Assets        Number of          Assets Managed
Manager                                Managed               Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
David M. Klaskin      Other                     2               $171 million             0                  $0
                      Registered
                      Investment
                      Companies
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Pooled              1               $3.6 million             0                  $0
                      Investment
                      Vehicles
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Accounts          4,620            $1.48 billion             0                  $0
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------

--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account  Number of Accounts    Total Assets        Number of          Assets Managed
Manager                                Managed               Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Robert G. McVicker    Other                     2               $181 million             0                  $0
                      Registered
                      Investment
                      Companies
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Pooled              1               $3.6 million             0                  $0
                      Investment
                      Vehicles
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Accounts          4,840            $1.55 billion             0                  $0
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------

Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. The fund's investment subadviser also has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each situation in which a conflict might arise.

         o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.

         o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

         o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

         o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

         o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers. For the current fiscal year of the fund, each portfolio manager receives a base salary which is expected to constitute a substantial portion of their annual compensation for research and management of the fund and the other Oak Ridge accounts which they manage. Bonuses are awarded based in large part on the profitability of Oak Ridge (as described below). To the extent there are greater or fewer assets held in the fund as a result of performance, this would impact the portfolio management fees Oak Ridge would receive for managing the fund and thus, likely, its profitability. However, the compensation of the portfolio managers is not tied directly to the performance of the fund. Each of the portfolio managers is also a partial owner of Oak Ridge and as such the profitability of Oak Ridge also would have a corresponding proportional impact on the return, if any, received for their ownership of Oak Ridge.

For David M. Klaskin, a bonus may be paid if Oak Ridge is sufficiently profitable, at various levels of Oak Ridge revenue, and that bonus is expected to be paid on a formula basis based upon those two factors. For Robert G. McVicker, a bonus may be paid on a discretionary basis by Oak Ridge if Oak Ridge is sufficiently profitable overall, although factors in determining such bonus would include the efforts expended, results achieved overall and other typical characteristics used to evaluate executive contributions to a firm such as Oak Ridge.

Share Ownership by Portfolio Managers. The following table indicates as of December 31, 2004 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.

---------------------------------------- ---------------------------------------
Name of Portfolio Manager                Beneficial Ownership of the Fund*
---------------------------------------- ---------------------------------------
David M. Klaskin                         A
---------------------------------------- ---------------------------------------
Robert G. McVicker                       A
---------------------------------------- ---------------------------------------


*Key to Dollar Ranges

A.       None
B.       $1 - $10,000
C.       $10,001 - $50,000
D.       $50,001 - $100,000
E.       $100,001 - $500,000
F.       $500,001 - $1,000,000
G.       Over $1,000,000

                                Pioneer Fund VCT

PORTFOLIO MANAGEMENT

Additional Information About the Portfolio Managers

Other Accounts Managed by the Portfolio Managers. The table below indicates, for each portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2004. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account  Number of Accounts    Total Assets        Number of          Assets Managed
Manager                                Managed               Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
John Carey            Other            5                     $8,669,607,000      0                  N/A
                      Registered
                      Investment
                      Companies
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Pooled     2                     $678,541,000        0                  N/A
                      Investment
                      Vehicles
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Accounts   9                     $294,252,000        0                  N/A
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------

--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account  Number of Accounts    Total Assets        Number of          Assets Managed
Manager                                Managed               Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Walter Hunnewell      Other            6                     $9,161,992,000      0                  N/A
                      Registered
                      Investment
                      Companies
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Pooled     2                     $678,541,000        0                  N/A
                      Investment
                      Vehicles
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Accounts   11                    $295,037,000        0                  N/A
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------

Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

         o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.

         o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

         o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

         o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

         o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers. Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

         o Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The account is ranked against its peer group universe (60%) and a broad-based securities market index (40%).

         o Qualitative Performance. The qualitative performance component includes specific objectives that are mutually established and evaluated by each portfolio manager and management.

         o Company Results and Business Line Results. Company results and business/division line results affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

Share Ownership by Portfolio Managers. The following table indicates as of December 31, 2004 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.

---------------------------------------- ---------------------------------------
Name of Portfolio Manager                Beneficial Ownership of the Fund*
---------------------------------------- ---------------------------------------
John Carey                               A
---------------------------------------- ---------------------------------------
Walter Hunnewell                         A
---------------------------------------- ---------------------------------------


*Key to Dollar Ranges

A.       None
B.       $1 - $10,000
C.       $10,001 - $50,000
D.       $50,001 - $100,000
E.       $100,001 - $500,000
F.       $500,001 - $1,000,000
G.       Over $1,000,000

                         Pioneer Real Estate Shares VCT

PORTFOLIO MANAGEMENT

Additional Information About the Portfolio Manager

Other Accounts Managed by the Portfolio Manager. The table below indicates, for the portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2004. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account  Number of Accounts    Total Assets        Number of          Assets Managed
Manager                                Managed               Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Matthew A. Troxell    Other                     7              $836.4 million            0                  $0
                      Registered
                      Investment
                      Companies
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Pooled              3              $433.5 million            0                  $0
                      Investment
                      Vehicles
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Accounts            45             $4.76 billion             9            $906.9 million
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------

Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. The fund's investment subadviser also has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each situation in which a conflict might arise.

         o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.

         o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

         o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

         o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

         o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Manager. Compensation for all of AEW professionals, including its REIT investment professionals, is composed of two parts: base salary (fixed) and incentive compensation. The firm's base salary structure is designed to reflect market rates for the various disciplines within the company, such as investment management, asset management and accounting. To determine appropriate "market ranges" for the various functional areas (based on specific job characteristics and years of experience), AEW uses the services of an independent consulting firm which performs research into the compensation practices of firms similar to AEW within its industry.

Base salaries are supplemented by year-end incentive compensation awards, which account for a significant portion of total compensation. The awarding of incentive compensation is based upon the achievement of corporate objectives and specific individual goals, which are generally tied to the achievement of client objectives. The firm's operating margins for the year determine the availability of funds for incentive compensation. Additionally, AEW's senior professionals (Principals), including Portfolio Manager Matt Troxell, are eligible for participation in AEW's Long-Term Compensation program, which gives Principals of the firm economic interests in a portion of the firm's profits. This program is sponsored by AEW's parent company, IXIS Asset Management North America.

Share Ownership by Portfolio Manager. The following table indicates as of December 31, 2004 the value, within the indicated range, of shares beneficially owned by the portfolio manager of the fund.

---------------------------------------- ---------------------------------------
Name of Portfolio Manager                Beneficial Ownership of the Fund*
---------------------------------------- ---------------------------------------
Matthew A. Troxell                       A
---------------------------------------- ---------------------------------------


*Key to Dollar Ranges

A.       None
B.       $1 - $10,000
C.       $10,001 - $50,000
D.       $50,001 - $100,000
E.       $100,001 - $500,000
F.       $500,001 - $1,000,000
G.       Over $1,000,000

                          Small and Mid Cap Growth VCT

PORTFOLIO MANAGEMENT

Additional Information About the Portfolio Managers

Other Accounts Managed by the Portfolio Managers. The table below indicates, for each portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2004. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account  Number of Accounts    Total Assets        Number of          Assets Managed
Manager                                Managed               Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
L. Roy Papp           Other                     5              $157.2 million            0                  $0
                      Registered
                      Investment
                      Companies
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Pooled              1               $12 million              0                  $0
                      Investment
                      Vehicles
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Accounts            12             $34.6 million             0                  $0
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------

--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account  Number of Accounts    Total Assets        Number of          Assets Managed
Manager                                Managed               Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Rosellen Papp         Other                     5              $157.2 million            0                  $0
                      Registered
                      Investment
                      Companies
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Pooled              1               $12 million              0                  $0
                      Investment
                      Vehicles
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Accounts            6              $17.4 million             0                  $0
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------

Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. The fund's investment subadviser also has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each situation in which a conflict might arise.

         o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.

         o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

         o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

         o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

         o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers. For the current fiscal year of the fund, each portfolio manager receives a monthly fixed salary plus a percentage of L. Roy Papp & Associates, LLP partnership profits.

Share Ownership by Portfolio Managers. The following table indicates as of December 31, 2004 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.

---------------------------------------- ---------------------------------------
Name of Portfolio Manager                Beneficial Ownership of the Fund*
---------------------------------------- ---------------------------------------
L. Roy Papp                              A
---------------------------------------- ---------------------------------------

Rosellen Papp                            A
---------------------------------------- ---------------------------------------


*Key to Dollar Ranges

A.       None
B.       $1 - $10,000
C.       $10,001 - $50,000
D.       $50,001 - $100,000
E.       $100,001 - $500,000
F.       $500,001 - $1,000,000
G.       Over $1,000,000

                               Small Cap Value VCT

PORTFOLIO MANAGEMENT

Additional Information About the Portfolio Managers

Other Accounts Managed by the Portfolio Managers. The table below indicates, for each portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2004. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account  Number of Accounts    Total Assets        Number of          Assets Managed
Manager                                Managed               Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
David Adams           Other            2                     $756,154,000        0                  N/A
                      Registered
                      Investment
                      Companies
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Pooled     1                     $121,380,000        0                  N/A
                      Investment
                      Vehicles
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Accounts   2                     $1,042,000          0                  N/A
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------

--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account  Number of Accounts    Total Assets        Number of          Assets Managed
Manager                                Managed               Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Jack McPherson        Other            2                     $756,154,000        0                  N/A
                      Registered
                      Investment
                      Companies
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Pooled     0                     N/A                 0                  N/A
                      Investment
                      Vehicles
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Accounts   8                     $182,000            0                  N/A
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------

Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

         o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.

         o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

         o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

         o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

         o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers. Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

         o Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The account is ranked against its peer group universe (60%) and a broad-based securities market index (40%).

         o Qualitative Performance. The qualitative performance component includes specific objectives that are mutually established and evaluated by each portfolio manager and management.

         o Company Results and Business Line Results. Company results and business/division line results affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

Share Ownership by Portfolio Managers. The following table indicates as of December 31, 2004 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.

---------------------------------------- ---------------------------------------
Name of Portfolio Manager                Beneficial Ownership of the Fund*
---------------------------------------- ---------------------------------------
David Adams                              A
---------------------------------------- ---------------------------------------
---------------------------------------- ---------------------------------------
Jack McPherson                           A
---------------------------------------- ---------------------------------------

*Key to Dollar Ranges

A.       None
B.       $1 - $10,000
C.       $10,001 - $50,000
D.       $50,001 - $100,000
E.       $100,001 - $500,000
F.       $500,001 - $1,000,000
G.       Over $1,000,000

                             Small Cap Value VCT II

PORTFOLIO MANAGEMENT

Additional Information About the Portfolio Managers

Other Accounts Managed by the Portfolio Managers. The table below indicates, for each portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2004. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account  Number of Accounts    Total Assets        Number of          Assets Managed
Manager                                Managed               Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
David Adams           Other            2                     $725,018,000        0                  N/A
                      Registered
                      Investment
                      Companies
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Pooled     1                     $121,380,000        0                  N/A
                      Investment
                      Vehicles
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Accounts   2                     $1,042,000          0                  N/A
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------

--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account  Number of Accounts    Total Assets        Number of          Assets Managed
Manager                                Managed               Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Jack McPherson        Other            2                     $725,018,000        0                  N/A
                      Registered
                      Investment
                      Companies
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Pooled     0                     N/A                 0                  N/A
                      Investment
                      Vehicles
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Accounts   8                     $182,000            0                  N/A
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------

Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

         o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.

         o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

         o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

         o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

         o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers. Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

         o Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The account is ranked against its peer group universe (60%) and a broad-based securities market index (40%).

         o Qualitative Performance. The qualitative performance component includes specific objectives that are mutually established and evaluated by each portfolio manager and management.

         o Company Results and Business Line Results. Company results and business/division line results affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

Share Ownership by Portfolio Managers. The following table indicates as of December 31, 2004 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.

---------------------------------------- ---------------------------------------
Name of Portfolio Manager                Beneficial Ownership of the Fund*
---------------------------------------- ---------------------------------------
David Adams                              A
---------------------------------------- ---------------------------------------
Jack McPherson                           A
---------------------------------------- ---------------------------------------


*Key to Dollar Ranges

A.       None
B.       $1 - $10,000
C.       $10,001 - $50,000
D.       $50,001 - $100,000
E.       $100,001 - $500,000
F.       $500,001 - $1,000,000
G.       Over $1,000,000

                                Small Company VCT

PORTFOLIO MANAGEMENT


Additional Information About the Portfolio Managers

Other Accounts Managed by the Portfolio Managers. The table below indicates, for each portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2004. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account  Number of Accounts    Total Assets        Number of          Assets Managed
Manager                                Managed               Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Diego Franzin         Other            3                     $785,285,000        0                  N/A
                      Registered
                      Investment
                      Companies
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Pooled     0                     N/A                 N/A                N/A
                      Investment
                      Vehicles
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Accounts   0                     N/A                 N/A                N/A
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------

--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account  Number of Accounts    Total Assets        Number of          Assets Managed
Manager                                Managed               Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Michael Rega          Other            2                     $785,285,000        0                  N/A
                      Registered
                      Investment
                      Companies
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Pooled     0                     N/A                 N/A                N/A
                      Investment
                      Vehicles
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Accounts   0                     N/A                 N/A                N/A
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------

Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

         o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.

         o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

         o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

         o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

         o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers. Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

         o Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The account is ranked against its peer group universe (60%) and a broad-based securities market index (40%).

         o Qualitative Performance. The qualitative performance component includes specific objectives that are mutually established and evaluated by each portfolio manager and management.

         o Company Results and Business Line Results. Company results and business/division line results affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

Share Ownership by Portfolio Managers. The following table indicates as of December 31, 2004 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.

---------------------------------------- ---------------------------------------
Name of Portfolio Manager                Beneficial Ownership of the Fund*
---------------------------------------- ---------------------------------------
Diego Franzin                            A
---------------------------------------- ---------------------------------------
Michael Rega                             A
---------------------------------------- ---------------------------------------

*Key to Dollar Ranges

A.       None
B.       $1 - $10,000
C.       $10,001 - $50,000
D.       $50,001 - $100,000
E.       $100,001 - $500,000
F.       $500,001 - $1,000,000
G.       Over $1,000,000

                              Strategic Income VCT

PORTFOLIO MANAGEMENT

Additional Information About the Portfolio Managers

Other Accounts Managed by the Portfolio Managers. The table below indicates, for each portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2004. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account  Number of Accounts    Total Assets        Number of          Assets Managed
Manager                                Managed               Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Andrew Feltus         Other            5                     $1,422,915,000      0                  N/A
                      Registered
                      Investment
                      Companies
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Pooled     2                     $23,347,000         0                  N/A
                      Investment
                      Vehicles
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Accounts   5                     $1,169,000          0                  N/A
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------

--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account  Number of Accounts    Total Assets        Number of          Assets Managed
Manager                                Managed               Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Richard Schlanger     Other            9                     $1,305,071,000      0                  N/A
                      Registered
                      Investment
                      Companies
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Pooled     0                     N/A                 N/A                N/A
                      Investment
                      Vehicles
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Accounts   4                     $13,000,000         0                  N/A
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------

Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

         o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.

         o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

         o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

         o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

         o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers. Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

         o Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The account is ranked against its peer group universe (60%) and a broad-based securities market index (40%).

         o Qualitative Performance. The qualitative performance component includes specific objectives that are mutually established and evaluated by each portfolio manager and management.

         o Company Results and Business Line Results. Company results and business/division line results affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

Share Ownership by Portfolio Managers. The following table indicates as of December 31, 2004 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.

---------------------------------------- ---------------------------------------
Name of Portfolio Manager                Beneficial Ownership of the Fund*
---------------------------------------- ---------------------------------------
Andrew Feltus                            A
---------------------------------------- ---------------------------------------
Richard Schlanger                        A
---------------------------------------- ---------------------------------------

*Key to Dollar Ranges

A.       None
B.       $1 - $10,000
C.       $10,001 - $50,000
D.       $50,001 - $100,000
E.       $100,001 - $500,000
F.       $500,001 - $1,000,000
G.       Over $1,000,000

                                    Value VCT

PORTFOLIO MANAGEMENT

Additional Information About the Portfolio Managers

Other Accounts Managed by the Portfolio Managers. The table below indicates, for each portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2004. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account  Number of Accounts    Total Assets        Number of          Assets Managed
Manager                                Managed               Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------

J. Rodman Wright      Other            4                     $7,214,614,000      0                  N/A
                      Registered
                      Investment
                      Companies
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Pooled     2                     $699,183,000        0                  N/A
                      Investment
                      Vehicles
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Accounts   4                     $37,217,000         N/A                N/A
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------

--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account  Number of Accounts    Total Assets        Number of          Assets Managed
Manager                                Managed               Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------
Aaron Clark           Other            1                     $4,144,821,000      0                  N/A
                      Registered
                      Investment
                      Companies
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Pooled     0                     N/A                 N/A                N/A
                      Investment
                      Vehicles
                      ---------------- --------------------- ------------------- ------------------ -------------------
                      Other Accounts   0                     N/A                 N/A                N/A
--------------------- ---------------- --------------------- ------------------- ------------------ -------------------

Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

         o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.

         o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

         o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

         o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

         o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers. Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

         o Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The account is ranked against its peer group universe (60%) and a broad-based securities market index (40%).

         o Qualitative Performance. The qualitative performance component includes specific objectives that are mutually established and evaluated by each portfolio manager and management.

         o Company Results and Business Line Results. Company results and business/division line results affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

Share Ownership by Portfolio Managers. The following table indicates as of December 31, 2004 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.

---------------------------------------- ---------------------------------------
Name of Portfolio Manager                Beneficial Ownership of the Fund*
---------------------------------------- ---------------------------------------
J. Rodman Wright                         A
---------------------------------------- ---------------------------------------
Aaron Clark                              A
---------------------------------------- ---------------------------------------

*Key to Dollar Ranges

A.       None
B.       $1 - $10,000
C.       $10,001 - $50,000
D.       $50,001 - $100,000
E.       $100,001 - $500,000
F.       $500,001 - $1,000,000
G.       Over $1,000,000

PART C
                                OTHER INFORMATION

Item 22. Exhibits.

Amended Form N-1A
Exhibit Reference

     (a)            1.1      Amended Agreement and Declaration of Trust.(1)
     (a)            1.2      Amended Certificate of Trust.(1)
     (a)            1.3      Amendment to the Amended Agreement and Declaration
                             of Trust.(2)
     (a)            1.4      Amendment to the Amended Agreement and Declaration
                             of Trust.(3)
     (a)            1.5      Form of Amendment to the Amended Agreement and
                             Declaration of Trust.(4)
     (a)            1.6      Form of Amendment to the Amended Agreement and
                             Declaration of Trust.(5)
     (a)            1.7      Amendment to the Amended Agreement and Declaration
                             of Trust.(6)
     (a)            1.8      Amendments to the Amended Agreement and Declaration
                             of Trust.(7)
     (a)            1.9      Amendments to the Amended Agreement and Declaration
                             of Trust.(9)
     (a)            1.10     Amendment to the Amended Agreement and Declaration
                             of Trust.(10)
     (a)            1.11     Amendment to the Amended Agreement and Declaration
                             of Trust.(11)
     (a)            1.12     Amendment to the Amended Agreement and Declaration
                             of Trust.(13)
     (a)            1.13     Amendment to the Amended Agreement and Declaration
                             of Trust.(15)
     (a)            1.14     Amendment to the Amended Agreement and Declaration
                             of Trust.(17)
     (a)            1.15     Amendment to the Amended Agreement and Declaration
                             of Trust.(19)
     (b)            2.       Amended and Restated By-Laws.(8)
     (c)            4.       None.
     (d)            5.1      Management Contract for Pioneer Balanced VCT
                             Portfolio.(8)
     (d)            5.3      Management Contract for Pioneer America Income VCT
                             Portfolio.(8)
     (d)            5.4      Management Contract for Pioneer Emerging Markets
                             VCT Portfolio.(8)
     (d)            5.5      Management Contract for Pioneer Equity Income VCT
                             Portfolio.(8)
     (d)            5.6      Management Contract for Pioneer Europe VCT
                             Portfolio.(8)
     (d)            5.11     Management Contract for Pioneer Growth Shares VCT
                             Portfolio.(8)
     (d)            5.12     Management Contract for Pioneer High Yield VCT
                             Portfolio.(8)
     (d)            5.13     Management Contract for Pioneer International
                             Value VCT Portfolio.(8)
     (d)            5.14     Management Contract for Pioneer Mid Cap Value VCT
                             Portfolio.(8)
     (d)            5.15     Management Contract for Pioneer Money Market VCT
                             Portfolio.(8)
     (d)            5.16     Management Contract for Pioneer Fund VCT
                             Portfolio.(8)
     (d)            5.17     Management Contract for Pioneer Real Estate Shares
                             VCT Portfolio.(16)
     (d)            5.19     Management Contract for Pioneer Small Company VCT
                             Portfolio.(8)
     (d)            5.20     Management Contract for Pioneer Strategic Income
                             VCT Portfolio.(8)
     (d)            5.23     Management Contract for Pioneer Small Cap Value
                             VCT Portfolio.(9)
     (d)            5.28     Management Contract for Pioneer Value VCT
                             Portfolio.(12)
     (d)            5.29     Management Contract for Pioneer Oak Ridge
                             Large Cap Growth VCT Portfolio.(16)
     (d)            5.30     Form of Management Contract for Pioneer Papp Stock
                             VCT Portfolio.(13)
     (d)            5.31     Form of Management Contract for Pioneer Papp
                             Strategic Growth VCT Portfolio.(13)
     (d)            5.32     Management Contract for Pioneer Small
                             and Mid Cap Growth VCT Portfolio.(20)
     (d)            5.33     Subadvisory Agreement between Pioneer
                             Investment Management, Inc. and Oak Ridge
                             Investments, LLC.(20)
     (d)            5.34     Subadvisory Agreement between Pioneer
                             Investment Management, Inc. and L. Roy Papp &
                             Associates, LLP.(15)
     (d)            5.35     Management Contract for Pioneer AmPac Growth VCT
                             Portfolio.(20)
     (d)            5.36     Subadvisory Agreement between Pioneer
                             Investment Management, Inc. and AEW Management and
                             Advisors, L.P.(16)
     (d)            5.37     Management Contract for Pioneer Bond VCT
                             Portfolio (20)
     (d)            5.38     Management Contract for Pioneer Growth
                             Opportunities VCT Portfolio (20)
     (d)            5.39     Management Contract for Pioneer Small Cap
                             Value II VCT Portfolio (20)
     (d)            5.40     Management Contract for Pioneer Cullen Value
                             Value VCT Portfolio (19)
     (d)            5.41     Management Contract for Pioneer Equity Opportunity
                             VCT Portfolio (19)
     (d)            5.42     Management Contract for Pioneer Global High Yield
                             VCT Portfolio (19)
     (d)            5.43     Management Contract for Pioneer Ibbotson
                             Moderate Allocation VCT Portfolio (19)
     (d)            5.44     Management Contract for Pioneer Ibbotson
                             Growth Allocation VCT Portfolio (19)
     (d)            5.45     Management Contract for Pioneer Ibbotson
                             Aggressive Allocation VCT Portfolio (19)
     (d)            5.46     Subadvisory Agreement between Pioneer
                             Investment Management, Inc. and Ibbotson
                             Associates, LLC.(20)
     (d)            5.47     Subadvisory Agreement between Pioneer
                             Investment Management, Inc. and Cullen Capital
                             Management, LLC.(20)
     (e)            6.       Underwriting  Agreement  between the Registrant and
                             Pioneer Funds Distributor, Inc.(8)
     (f)            7.       None.
     (g)            8.       Custodian Agreement between the Registrant and
                             Brown Brothers Harriman & Co.(18)
     (h)            9.       Investment Company Service Agreement between the
                             Registrant and Pioneer Investment Management
                             Shareholder Services, Inc.(18)
     (h)            9.1      Administration Agreement between the Registrant and
                             Pioneer Investment Management, Inc. (formerly
                             Pioneering Management Corporation).(18)
     (h)            9.2      Expense Limit and Reimbursement Agreement (16)
     (h)            9.3      Agreement and Plan of Reorganization
                             (Pioneer Bond VCT Portfolio)(20)
     (h)            9.4      Expense Limitation Agreement (18)
     (h)            9.5      Expense Limitation Agreement (19)
     (h)            9.6      Form of BBH Administrative and Fund Accounting
                             Agency Agreement.(21)
     (h)            9.7      Agreement and Plan of Reorganization
                             (Pioneer Growth Opportunities VCT Portfolio)(20)
     (h)            9.8      Agreement and Plan of Reorganization
                             (Pioneer Mid Cap Value VCT Portfolio)(20)
     (h)            9.9      Agreement and Plan of Reorganization
                             (Pioneer Money Market VCT Portfolio)(20)
     (h)            9.10      Agreement and Plan of Reorganization
                             (Pioneer Fund VCT Portfolio)(20)
     (h)            9.11     Agreement and Plan of Reorganization
                             (Pioneer Small Cap Value II VCT Portfolio)(20)
     (i)            10.      Opinion of Counsel.(1)
     (i)            10.1     Opinion of Counsel.(7)
     (i)            10.2     Opinion of Counsel.(17)
     (i)            10.3     Opinion of Counsel as to tax matters and
                             consent (Pioneer Mid Cap Value VCT Portfolio).(19)
     (i)            10.4     Opinion of Counsel as to tax matters and
                             consent (Pioneer Money Market VCT Portfolio).(19)
     (i)            10.5     Opinion of Counsel as to tax matters and consent
                             (Pioneer Growth Opportunities VCT Portfolio).(19)
     (i)            10.6     Opinion of Counsel as to tax matters and
                             consent (Pioneer Bond VCT Portfolio).(19)
     (i)            10.7     Opinion of Counsel as to tax matters and
                             consent (Pioneer Fund VCT Portfolio).(19)
     (i)            10.8     Opinion of Counsel as to tax matters and consent
                             (Pioneer Small Cap Value IIVCT Portfolio)(19)
     (j)            11.      Consent of Independent Registered Public
                             Accounting Firm.(20)
     (k)            12.      None.
     (l)            13.      Share Purchase Agreement.(1)
     (m)            15.      Distribution Plan relating to Class II
                             shares.(19)
     (n)            18.      Multiple Class Plan pursuant to Rule 18f-3
                             relating to Class II shares.(19)
     (o)            19.1     Pioneer Investment Management, Inc.
                             Code of Ethics.(20)
     (o)            19.2     Oak Ridge Asset Management, LLC Code of Ethics.(13)
     (o)            19.3     L. Roy Papp & Associates, LLP Code of Ethics.(13)
     (o)            19.4     AEW Management and Advisors, L.P.Code of Ethics(16)
     (o)            19.5     Ibbotson Associates, LLC Code of Ethics.(20)
     (o)            19.6     Cullen Capital Management, LLC Code of Ethics.(19)
     (o)            19.7     Pioneer Funds Distributor, Inc. Code of Ethics.(20)
     (o)            19.8     Pioneer Funds Code of Ethics.(20)
     n/a            20.      Powers of Attorney.(19)

------------------------

(1) Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 1 to the Registration Statement (File No. 33-84546) as filed with the Securities and Exchange Commission (the "SEC") on August 8, 1995 (Accession No. 0000930709-95-000005).

(2) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 6 to the Registration Statement (File No. 33-84546) as filed with the SEC on August 18, 1997 (Accession No. 0000930709-97-000011).

(3) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 8 to the Registration Statement (File No. 33-84546) as filed with the SEC on July 16, 1998 (Accession No. 0000930709-98-000013).

(4) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 11 to the Registration Statement (File No.33-84546) as filed with the SEC on June 4, 1999 (Accession No. 0000930709-99-000016).

(5) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 12 to the Registration Statement (File No.33-84546) as filed with the SEC on January 12, 2000 (Accession No. 0000930709-00-000002).

(6) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 15 to the Registration Statement (File No.33-84546) as filed with the SEC on July 6, 2000 (Accession No. 0000930709-00-000018).

(7) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 18 to the Registration Statement (File No.33-84546) as filed with the SEC on January 18, 2001 (Accession No. 0001016964-01-000006).

(8) Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 20 to the Registration Statement (File No.33-84546) as filed with the SEC on April 26, 2001 (Accession No. 0001016964-01-500006).

(9) Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 22 to the Registration Statement (File No.33-84546) as filed with the SEC on October 22, 2001 (Accession No. 0000930709-01-500036).

(10) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 24 to the Registration Statement (File No.33-84546) as filed with the SEC on May 1, 2002 (Accession No. 0001016964-02-000111).

(11) Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 26 to the Registration Statement (File No.33-84546) as filed with the SEC on February 18, 2003 (Accession No. 0001016964-03-000044).

(12) Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 27 to the Registration Statement (File No.33-84546) as filed with the SEC on May 1, 2003 (Accession No. 0001016964-03-000126).

(13) Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 28 to the Registration Statement (File No.33-84546) as filed with the SEC on November 18, 2003 (Accession No. 0001016964-03-000241).

(14) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 29 to the Registration Statement (File No.33-84546) as filed with the SEC on January 30, 2004 (Accession No. 0001016964-04-000026).

(15) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 30 to the Registration Statement (File No.33-84546) as filed with the SEC on April 29, 2004 (Accession No. 0001016964-04-000122).

(16) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 31 to the Registration Statement (File No.33-84546) as filed with the SEC on June 1, 2004 (Accession No. 0001016964-04-000195).

(17) Previously filed. Incorporated herein by reference from the exhibits filed in the registrant's Registration Statement on Form N-14 (File No. 333-118431) as filed with the SEC on August 20, 2004 (Accession No. 0001145443-04-001270).

(18) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 34 to the Registration Statement (File No.33-84546) as filed with the SEC on December 9, 2004 (Accession No. 0001016964-04-000495).

(19) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 35 to the Registration Statement (File No.33-84546) as filed with the SEC on February 4, 2005 (Accession No. 0001016964-05-000048).

(20) Filed herewith.

(21) To be filed by amendment.

Item 23.  Persons Controlled by or Under Common Control with the Fund

     None.

Item 24.  Indemnification

         Except for the Agreement and Declaration of Trust, dated
September 16, 1994 (the "Declaration"), establishing the Fund as a statutory trust under Delaware law, there is no contract, arrangement or statute under which any Trustee, officer, underwriter or affiliated person of the Fund is insured or indemnified. The Declaration provides that every person who is, or has been, a Trustee or an officer, employee or agent of the Fund shall be indemnified by the Fund or the appropriate Fund series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee, officer, employee or agent and against amounts paid or incurred by him in the settlement thereof.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be available to Trustees, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a Trustee, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 25.  Business and Other Connections of Investment Adviser

     Pioneer Investment Management, Inc. ("Pioneer Investments") is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A. ("UniCredito"). Pioneer Investments manages investment companies, pension and profit sharing plans, trusts, estates or charitable organizations and other corporations or business entities.

     To the knowledge of the Fund, none of Pioneer Investments' directors or executive officers is or has been during their employment with Pioneer Investments engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years, except as noted below. Certain directors and officers, however, may hold or may have held various positions with, and engage or have engaged in business for, the investment companies that Pioneer Investments manages and/or other UniCredito subsidiaries.

                              OTHER BUSINESS, PROFESSION, VOCATION OR
                              EMPLOYMENT OF SUBSTANTIAL NATURE WITHIN LAST TWO
NAME OF DIRECTOR/OFFICER      FISCAL YEARS

John F. Cogan, Jr.            Of Counsel, Wilmer Cutler Pickering
                              Hale and Dorr LLP, 60 State
                              Street, Boston, Massachusetts 02109

Item 26.  Principal Underwriters

      (a) Pioneer Funds Distributor, Inc. acts as principal underwriter for the following investment companies:

Pioneer America Income Trust
Pioneer Balanced Fund
Pioneer Bond Fund
Pioneer Money Market Trust
Pioneer Emerging Growth Fund
Pioneer Emerging Markets Fund
Pioneer Equity Income Fund
Pioneer Equity Opportunity Fund
Pioneer Europe Fund
Pioneer Europe Select Fund
Pioneer Fund
Pioneer Global High Yield Fund
Pioneer Growth Shares
Pioneer High Yield Fund
Pioneer Ibbotson Asset Allocation Series
Pioneer Independence Fund
Pioneer International Equity Fund
Pioneer International Value Fund
Pioneer Large Cap Value Fund
Pioneer Large Cap Growth Fund
Pioneer Mid Cap Growth Fund
Pioneer Mid Cap Value Fund
Pioneer Protected Principal Trust
Pioneer Real Estate Shares
Pioneer Research Fund
Pioneer Select Equity Fund
Pioneer Select Value Fund
Pioneer Series Trust I
Pioneer Series Trust II
Pioneer Series Trust III
Pioneer Short Term Income Fund
Pioneer Small Cap Value Fund
Pioneer Small Company Fund
Pioneer Strategic Income Fund
Pioneer Tax Free Income Fund
Pioneer Value Fund
Pioneer Variable Contracts Trust

(b)      Directors and executive officers of Pioneer Funds Distributor, Inc.:

                       POSITIONS AND OFFICES WITH   POSITIONS AND OFFICES WITH
       NAME            UNDERWRITER                  FUND

John F. Cogan, Jr.     Director and                 Chairman, President and
                       President                    Trustee

Steven M. Graziano     Director and Executive Vice
                       President                    None

William F. O'Grady     Director and Executive
                       Vice President               None

Scott C. Brandewiede   Senior Vice President        None

Julia Hoik             Senior Vice President        None

Dusty W. Pascall       Senior Vice President        None

Natale Algiere         Senior Vice President        None

Michael B. Glenn       Senior Vice President        None

Richard L. Sardelli    Senior Vice President        None

John P. Davy           Senior Vice President        None

Mark D. Goodwin        Treasurer                    None

Dorothy E. Bourassa    Clerk                        Secretary

The principal business address of each of these individuals is 60 State Street, Boston, Massachusetts 02109-1820.

         (c)      Not applicable.

Item 27.  Location of Accounts and Records

         The accounts and records are maintained at the Fund's office at 60 State Street, Boston, Massachusetts 02109; contact the Treasurer.

Item 28.  Management Services

     Not applicable.

Item 29.  Undertakings

     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 13th day of April, 2005.

                                             Pioneer Variable Contracts Trust



                                        By:  /s/ Osbert M. Hood
                                             Osbert M. Hood
                                             Executive Vice President


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature                      Title

John F. Cogan, Jr.*            Chairman of the Board              )
John F. Cogan, Jr.             and President                      )
                               (Principal Executive               )
                               Officer)                           )
                                                                  )
                                                                  )
Vincent Nave*                  Chief Financial Officer            )
Vincent Nave                   and Treasurer (Principal           )
                               Financial and Accounting           )
                               Officer)                           )
                                                                  )
                                                                  )
Trustees:                                                         )
                                                                  )
David R. Bock*                                                    )
David R. Bock                                                     )
                                                                  )
Mary K. Bush*                                                     )
Mary K. Bush                                                      )
                                                                  )
                                                                  )
John F. Cogan, Jr.*                                               )
John F. Cogan, Jr.                                                )
                                                                  )
                                                                  )
Margaret B. W. Graham*                                            )
Margaret B. W. Graham                                             )
                                                                  )
                                                                  )
/s/ Osbert M. Hood                                                )
Osbert M. Hood                                                    )
                                                                  )
                                                                  )
Marguerite A. Piret*                                              )
Marguerite A. Piret                                               )
                                                                  )
                                                                  )
Stephen K. West*                                                  )
Stephen K. West                                                   )
                                                                  )
                                                                  )
John Winthrop*                                                    )
John Winthrop                                                     )
                                                                  )
                                                                  )
*By:     /s/ Osbert M. Hood               Dated: April 13, 2005)
         Attorney-in-Fact

                                  Exhibit Index

Exhibit
Number     Document Title

(d)5.29    Management Contract for Pioneer Oak Ridge Large Cap Growth VCT
           Portfolio.

(d)5.32    Management Contract for Pioneer Small and Mid Cap Growth VCT
           Portfolio

(d)5.33 Subadvisory Agreement between Pioneer Investment Management, Inc. and Oak Ridge Investments, LLC.

(d)5.35    Management Contract for Pioneer AmPac Growth VCT Portfolio.

(d)5.37    Management Contract for Pioneer Bond VCT Portfolio

(d)5.38    Management Contract for Pioneer Growth Opportunities VCT Portfolio

(d)5.39    Management Contract for Pioneer Small Cap Value II VCT Portfolio

(d)5.46 Subadvisory Agreement between Pioneer Investment Management, Inc. and Ibbotson Associates, LLC.

(d)5.47 Subadvisory Agreement between Pioneer Investment Management, Inc. and Cullen Capital Management, LLC.

(h)9.3     Agreement and Plan of Reorganization (Pioneer Bond VCT Portfolio)

(h)9.7     Agreement and Plan of Reorganization
           (Pioneer Growth Opportunities VCT Portfolio)

(h)9.8     Agreement and Plan of Reorganization
           (Pioneer Mid Cap Value VCT Portfolio)

(h)9.9     Agreement and Plan of Reorganization
           (Pioneer Money Market VCT Portfolio)

(h)9.10    Agreement and Plan of Reorganization
           (Pioneer Fund VCT Portfolio)

(h)9.11    Agreement and Plan of Reorganization
           (Pioneer Small Cap Value II VCT Portfolio)

(j)11.     Consent of Independent Registered Public Accounting Firm.

(o)19.1    Pioneer Investment Management, Inc. Code of Ethics.

(o)19.5    Ibbotson Associates, LLC Code of Ethics.

(o)19.7    Pioneer Funds Distributor, Inc. Code of Ethics.

(o)19.8    Pioneer Funds Code of Ethics.